                                            Registration No. 33-22132/811-5574
                                            ----------------------------------

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549
                                     FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X/

                             Pre-Effective Amendment No.     / /
                          ----------------------------

                           Post-Effective Amendment No. 19  /X/
                        --------------------------------
                                        and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/

                                   Amendment No. 20         /X/
                                ----------------
                          (Check appropriate box or boxes.)

                             SAFECO Taxable Bond Trust
                             -------------------------
                 (Exact Name of Registrant as Specified in Charter)

                      10865 Willows Road NE, Redmond, WA 98052
                      ----------------------------------------
                 (Address of Principal Executive Offices) ZIP Code

                      Registrant's Telephone Number, including
                        Area Code:     425-376-8212
                                       ------------
                        Name and Address of Agent for Service
                     --------------------------------------
                                   DAVID F. HILL
                               10865 Willows Road NE
                                 Redmond, WA  98052

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective

     immediately upon filing pursuant to paragraph (b)
----
  X  on April 30, 1999 pursuant to paragraph (b)
----
     60 days after filing pursuant to paragraph (a)(1)
----
     on April 30, 1999 pursuant to paragraph (a)(1)
----
     75 days after filing pursuant to paragraph (a)(2)
----
     on                 pursuant to paragraph (a)(2) of Rule 485
----    ---------------

                              SAFECO MUTUAL FUNDS
                              -------------------

                  SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
                                SAFECO GNMA FUND
                          SAFECO HIGH-YIELD BOND FUND
                            SAFECO MANAGED BOND FUND
                     SAFECO CALIFORNIA TAX-FREE INCOME FUND
                           SAFECO MUNICIPAL BOND FUND
                  SAFECO WASHINGTON STATE MUNICIPAL BOND FUND
                  SAFECO INTERMEDIATE-TERM MUNICIPAL BOND FUND
                       SAFECO INSURED MUNICIPAL BOND FUND
                            SAFECO MONEY MARKET FUND
                       SAFECO TAX-FREE MONEY MARKET FUND

                                   PROSPECTUS
                               -----------------
                                 NO-LOAD CLASS

                                 APRIL 30, 1999


     AS WITH ALL MUTUAL FUND SHARES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.


                                     [LOGO]

TABLE OF CONTENTS


                                                                PAGE
TAXABLE BOND FUNDS

  SAFECO Intermediate-Term U.S. Treasury Fund............          1

  SAFECO GNMA Fund.......................................          5

  SAFECO High-Yield Bond Fund............................         10

  SAFECO Managed Bond Fund...............................         15

TAX-EXEMPT BOND FUNDS

  SAFECO California Tax-Free Income Fund.................         20

  SAFECO Municipal Bond Fund.............................         24

  SAFECO Washington State Municipal Bond Fund............         29

  SAFECO Intermediate-Term Municipal Bond Fund...........         33

  SAFECO Insured Municipal Bond Fund.....................         38

MONEY MARKET FUNDS

  SAFECO Money Market Fund...............................         42

  SAFECO Tax-Free Money Market Fund......................         46

Additional Fund Facts....................................         50

Management...............................................         52

Portfolio Managers.......................................         53

Financial Highlights.....................................         54

Fund Distributions and Tax Considerations................         66

YOUR INVESTMENT..........................................         69

  How We Calculate the Value of Your Shares..............         69

  How We Value a Fund's Investments......................         69

  Opening and Maintaining Your Account...................         70

  Purchasing Your Shares.................................         73

  Selling Your Shares....................................         78

  Exchanging Shares from One Fund to Another.............         85

  Maintaining Your Account...............................         89

  For More Information...................................         92


                                      -I-

SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND

OBJECTIVE

The SAFECO Intermediate-Term U.S. Treasury Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES


The Intermediate-Term U.S. Treasury Fund will invest, during normal market conditions, at least 65% of its total assets in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds. The Fund may also invest in STRIPS that are direct obligations of the U.S. Treasury.

----------------------------

"STRIPS" stands for Separate Trading of Registered Interest and Principal of Securities. These are Treasury securities that have had their coupons and principal repayments separated into what effectively become zero-coupon Treasury bonds.

--------------------------------

The Fund will maintain an average dollar-weighted maturity of between 3 and 10 years; however, individual obligations held by the Fund may have maturities outside that range.

The Fund may invest up to 35% of its total assets in other U.S. government securities and corporate debt securities. Other U.S. government securities include:

- Securities supported by the full faith and credit of the U.S. government that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA).

- Securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC).

- Securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority (TVA).

Corporate debt securities include bonds that are:
- Rated in the top three grades (A or higher) by either Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (S&P), or

- If unrated, are of comparable quality to securities rated A or higher.

Since the Fund invests predominantly in intermediate-term U.S. Treasury securities, trading decisions focus on the maturity of the bonds under consideration. In a falling interest rate environment the Fund buys longer maturity bonds. In a rising interest rate environment, the Fund buys shorter maturity bonds. The Fund may increase its allocation to U.S. government agency bonds when the yield premium, compared with U.S. Treasuries, is attractive. After choosing the desired maturity, the Fund attempts to exploit pricing inefficiencies and purchase the cheapest securities in a maturity range or sell the more expensive securities in a maturity range. The advisor may also sell securities to realign the overall maturity of the portfolio or to raise cash to meet shareholder redemptions.


PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the Intermediate-Term U.S. Treasury Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise, the price of the Fund's debt securities will fall, and when market interest rates fall, the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.



Due to the conservative nature of this Fund, it may be suitable for you if you want higher current income than a stable-priced money market fund, but with greater price stability than a longer-term bond fund.


PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Intermediate-Term U.S. Treasury Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Merrill Lynch Intermediate-Term Treasury Index, a widely recognized index of intermediate-term Treasury securities. As with all mutual funds, past performance is not a prediction of future performance.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89       10.31
12/31/90        7.16
12/31/91       13.52
12/31/92        6.57
12/31/93       10.84
12/31/94       -3.61
12/31/95       16.75
12/31/96        0.38
12/31/97        8.29
12/31/98        9.61

During the 10-year period shown in the bar chart, the highest quarterly return was 6.22% for the quarter ended September 30, 1998; and the lowest return was -3.45% for the quarter ended March 31, 1994.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 1998

The following table shows how the Fund's No-Load Class performance compares to the Merrill Lynch Intermediate-Term Treasury Index:

                                                    1 YEAR  5 YEARS  10 YEARS
  Intermediate-Term U.S. Treasury Fund              9.61%    6.04%    7.83%
  Merrill Lynch Intermediate-Term Treasury Index*   8.63%    6.49%    8.33%


  * The Merrill Lynch Intermediate-Term Treasury Index is an unmanaged index comprised of coupon paying bonds valued at $1 billion or more with maturities between 1 to 9.9 years. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.

FEES AND EXPENSES


The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions).



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



Management Fees                                      0.55%
12b-1 Fees                                           0.00%
Other Expenses                                       0.50%
Total Annual Fund Operating Expenses                 1.05%
Fee Waiver**                                         0.10%
Net Expenses                                         0.95%



  * Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.
 ** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.
OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Intermediate-Term U.S. Treasury Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Intermediate-Term U.S. Treasury Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
  No-Load Class                   $97       $303       $525      $1,166

SAFECO GNMA FUND

OBJECTIVE

SAFECO GNMA Fund seeks to provide as high a level of current interest income as is consistent with the preservation of capital through the purchase of U.S. government securities.

PRINCIPAL INVESTMENT STRATEGIES

The GNMA Fund, during normal market conditions, will invest at least 65% of its total assets in mortgage-backed securities issued by the GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA). These securities have the following characteristics:

----------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) is a government-owned corporation that acquires, packages, and resells mortgages and mortgage purchase commitments in the form of mortgage-backed securities.
--------------------------------

- Principal and interest are guaranteed by GNMA. This guarantee represents a general obligation of the U.S. Treasury.

- All mortgage loans in the pool are either insured by the Federal Housing Administration or Farmers Home Administration or are guaranteed by the Veterans Administration.

- The Fund may purchase both MODIFIED PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs).


While the individual securities in the Fund may rise and fall in value as market conditions change, the advisor seeks to manage the Fund so that the portfolio as a whole meets the Fund's investment objective. The Fund may invest up to 35% of its total assets in other U.S. government securities, including:

----------------------------

MODIFIED PASS-THROUGH SECURITIES "pass through" to investors the monthly interest and principal payments from the mortgage loans in the pool. Although mortgages are typically issued for 30 years, many homeowners pay off their mortgages early. As a result, most GNMA certificates have an average life span of 7-10 years. Because homeowners can pay off their mortgages at any time (by moving or refinancing), investors in these certificates can not be certain exactly when they will receive their principal back.
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) are mortgage-backed securities which have been grouped into classes to provide a more predictable stream of interest and principal payments.

--------------------------------

- Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury bills, notes and bonds.

- Securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC).

- Securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority (TVA).


- Other collateralized mortgage obligations (CMOs) issued by the U.S. government or one of its agencies.



The Fund may also invest in mortgage obligations issued by private issuers that are collateralized by obligations issued by the U.S. government or one of its agencies.


The decision to buy or sell securities in the GNMA Fund generally falls into one or more of the three following categories:


- First would be a desire to move in or out of various mortgage-backed securities sectors based upon their relative values, to reduce the allocation to sectors viewed as overvalued, while increasing the allocation to undervalued sectors. The advisor's outlook on interest rates, and the likely effect of a movement in the interest rate market on a homeowner's decision whether or not to refinance his/ her home mortgage, play a part in the analysis of the relative values of these sectors.



- Second, the advisor will generally shorten or lengthen the Fund's average maturity and duration based upon a long-term interest rate outlook.



- Third, the advisor may on occasion need to raise cash to meet shareholder redemptions. On those occasions the advisor will consider the same criteria used for buy/sell decisions stated above, as well as the ability to get a fair price for a particular security given then-current market conditions.



- With each buy/sell decision, the advisor also considers the effect the transaction may have on the performance of the portfolio as a whole.


PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the GNMA Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security. In addition, during periods of declining interest rates, mortgage holders may be more likely to pay off their loans early. These prepayment fluctuations may decrease the overall investment returns in the Fund.



This Fund offers a combination of relative price stability and yield. It may be suitable for you if you want to earn more income than you can earn with U.S. Treasury securities, yet still wish to own a portfolio of securities with the backing of the U.S. government.


PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the GNMA Fund by showing how its performance has varied from year to year and how the Fund's performance compares over time to that of the Merrill Lynch GNMA Index, a widely recognized index of GNMA securities. As with all mutual funds, past performance is not a prediction of future performance.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89       12.93
12/31/90        8.71
12/31/91       14.81
12/31/92        6.70
12/31/93        7.08
12/31/94       -4.27
12/31/95       15.48
12/31/96        3.98
12/31/97        8.97
12/31/98        6.84

During the 10-year period shown in the bar chart, the highest quarterly return was 6.77% for the quarter ended June 30, 1989; and the lowest return was -3.58% for the quarter ended March 31, 1994.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 1998

The following table shows how the Fund's No-Load Class performance compares to the Merrill Lynch GNMA Index:

                                     1 YEAR  5 YEARS  10 YEARS
  GNMA Fund                          6.84%    6.00%    7.98%
  Merrill Lynch GNMA Index*          7.20%    7.48%    9.42%


  * The Merrill Lynch GNMA Index is an unmanaged index comprised of 132 issues of government pass- through mortgages with maturities from 15 to 30 years and par values of $100 million. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.

FEES AND EXPENSES


The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions).



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



Management Fees                                      0.55%
12b-1 Fees                                           0.00%
Other Expenses                                       0.42%
Total Annual Fund Operating Expenses                 0.97%
Fee Waiver**                                         0.02%
Net Expenses                                         0.95%



  * Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.
 ** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.
OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

EXAMPLE

The following example is intended to help you compare the cost of investing in the GNMA Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the GNMA Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
  No-Load Class                   $97       $303       $525       $1,166

SAFECO HIGH-YIELD BOND FUND

OBJECTIVE


The SAFECO High-Yield Bond Fund seeks to provide a high level of current interest income through the purchase of high-yield, debt securities.


PRINCIPAL INVESTMENT STRATEGIES


The High-Yield Bond Fund, during normal market conditions, will invest at least 65% of its portfolio in high-yield, DEBT SECURITIES.


The Fund may invest in:

- Debt securities and PREFERRED STOCKS (including CONVERTIBLE SECURITIES) which are rated below investment grade.

- Unrated securities. The Fund may invest up to 25% of its assets in securities that have not been rated.
 ---------------------------------------------------------------

  DEBT SECURITIES are interest paying instruments issued by corporations or other issuers.
 PREFERRED STOCKS are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. Preferred stocks generally pay more income and are less volatile than common stocks.
 CONVERTIBLE SECURITIES are debt or preferred stock which may be exchanged for common stock. Their prices are influenced by changes in interest rates and the values of the assets into which they may be exchanged.

---------------------------------------------------------------------

- Restricted securities eligible for resale under RULE 144A, or SECTION 4(2), provided that the advisor has determined that such securities are liquid under guidelines adopted by the Fund's Board of Trustees.



High-yield debt securities ("junk bonds") carry greater risks than investment grade bonds. However, the advisor seeks to reduce risk by understanding the financial prospects of the companies the Fund invests in and by maintaining a well-diversified portfolio.



The decision to either buy or sell a security in the Fund is based first upon a fundamental analysis of the issuer, including the company's creditworthiness, liquidity, and prospects for growing earnings and cash flow. Next, the advisor examines alternative bonds with similar credit statistics, and/or related lines of business. This helps the advisor determine whether the bond in question is a good value relative to its peers. Finally, the advisor considers the bond's DURATION, coupon, and call features (the bond's structure).

--------------------------------------------------------------

RULE 144A SECURITIES are securities which are exempt from registration requirements. After a minimum two-year waiting period, they can be sold to qualified institutional investors, such as mutual funds.
SECTION 4(2) SECURITIES are exempt from registration requirements and sold in private placements to qualified institutional investors such as mutual funds. DURATION measures the sensitivity of debt securities held by a portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in its principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value. Generally, the stated maturity of a debt security is longer than its projected duration.

---------------------------------------------------------------------


The advisor may decide to sell a security if the original evaluation concerning the issuer's creditworthiness, liquidity or prospects changes, if the value reaches a specific target, or to raise cash to meet shareholder redemptions.


PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the High-Yield Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.

The Fund also is subject to greater volatility, reduced liquidity and a higher risk of repayment default. This Fund may be suitable for you if you can tolerate greater risk in pursuit of higher total returns.


PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the High-Yield Bond Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Merrill Lynch High-Yield Index, a widely recognized index of high-yield bonds. As with all mutual funds, past performance is not a prediction of future performance.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89        1.98
12/31/90       -3.60
12/31/91       24.29
12/31/92       13.87
12/31/93       16.91
12/31/94       -2.25
12/31/95       15.64
12/31/96       10.39
12/31/97       12.79
12/31/98        4.45


During the 10-year period shown in the bar chart, the highest quarterly return was 7.23% for the quarter ended March 31, 1991; and the lowest return was -4.54% for the quarter ended September 30, 1990.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 1998

The following table shows how the Fund's No-Load Class performance compares to the Merrill Lynch High-Yield Index:

                                     1 YEAR  5 YEARS  10 YEARS
  High-Yield Bond Fund               4.45%    8.01%    9.11%
  Merrill Lynch High-Yield Index*    2.95%    9.11%    11.18%


  * The Merrill Lynch High-Yield Index is an unmanaged index comprised of outstanding debt of domestic market issuers rated below investment grade but not in default. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.


FEES AND EXPENSES


The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions).

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



Management Fees                                      0.65%
12b-1 Fees                                           0.00%
Other Expenses                                       0.37%
Total Annual Fund Operating Expenses                 1.02%
Fee Waiver**                                         0.00%
Net Expenses                                         1.02%



  * Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.
 ** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.
OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

The following example is intended to help you compare the cost of investing in the High-Yield Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the High-Yield Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
  No-Load Class                   $104      $325       $563       $1,248

SAFECO MANAGED BOND FUND

OBJECTIVE

The SAFECO Managed Bond Fund seeks to provide as high a level of total return as is consistent with the relative stability of capital through the purchase of investment grade debt securities.

PRINCIPAL INVESTMENT STRATEGIES


The Managed Bond Fund will invest at least 65% of its total assets in bonds.

- The Fund will invest primarily in INVESTMENT GRADE DEBT SECURITIES (or unrated securities which are comparable in quality to investment grade debt securities).

- The Fund will invest at least 50% of its total assets in U.S. GOVERNMENT SECURITIES.

- The Fund may invest in mortgage-backed or asset-backed securities.


The advisor analyzes each security it considers for purchase in two ways. First, the advisor looks at the security on a stand-alone basis:

- Is it priced attractively given its rating and market sector?

- Does the price and interest rate adequately compensate for any structural characteristics of the security, such as the right of an investor to require that the issuer buy the security back at a stated price or the right of an issuer to buy the security back at the stated price?

--------------------------------------------------------------


BOND RATINGS indicate an issuer's financial strength and ability to meet its debt obligations. The two main rating services are Moody's and Standard &
Poor's.
INVESTMENT GRADE securities are rated by these services as follows:
                MOODY'S                                    S&P
                  Aaa                                      AAA
                   Aa                                       AA
                   A                                        A
                  Baa                                      BBB
DEBT SECURITES are interest paying instruments issued by corporations or other issuers.
U.S. GOVERNMENT SECURITIES are securities issued by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Bank or the Federal
Land Bank.


---------------------------------------------------------------------

Next, the advisor looks at how the security fits into the overall portfolio:

- What effects would a purchase of this security have on overall portfolio yield, DURATION, and CONVEXITY?

- How would an investment in this security affect the portfolio's yield curve exposure, sector weightings and diversification? The advisor may sell securities when either this relative value analysis shows another sector of the market is more attractive, the advisor believes another security within the sector offers a better value, or to raise cash to meet shareholder redemptions.

----------------------------

DURATION measures the sensitivity of debt securities held by a portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in its principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value. Generally, the stated maturity of a debt security is longer than its projected duration. CONVEXITY measures the sensitivity of a bond's price to changes in interest rate levels.

--------------------------------


- If the rating of a security is downgraded after it has been purchased by the Fund, the advisor will engage in an orderly disposition of securities to ensure that no more than 5% of the Fund's assets are invested in below-investment grade securities.


PRINCIPAL RISK FACTORS

Loss of money is a risk of investing in the Managed Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.

In addition, investment in the Fund carries risks associated with the following types of securities:

- Mortgage-backed securities. During periods of changing interest rates, mortgage holders may be more likely to pay off their loans early. These prepayment fluctuations may decrease the overall investment returns of the Fund.

- Asset-backed securities. The underlying borrower(s) may default on the loan and the recovered collateral may not be sufficient to cover the interest and principal payments.

This Fund may be suitable for you if you want high current income and stability of capital.

PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Managed Bond Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Government/Corporate. Index, a widely recognized index. As with all mutual funds, past performance is not a prediction of future performance.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95       17.35
12/31/96        0.02
12/31/97        8.23
12/31/98        8.43

Since the Fund's inception in 1994, the highest quarterly return was 5.74% for the quarter ended June 30, 1995; and the lowest return was -3.34% for the quarter ended March 31, 1994.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 1998

The following table shows how the Fund's No-Load Class performance compares to the Lehman Brothers Government/Corporate Index:


                                                   FEBRUARY 28, 1994
                                                     (INCEPTION) TO
                                          1 YEAR   DECEMBER 31, 1998
  Managed Bond Fund                       8.43%          6.18%
  Lehman Brothers Gov't./Corp. Index*     9.47%          7.73%



  * The Lehman Brothers Gov't/Corp. Index is an unmanaged index comprised of every major U.S. government and investment-grade corporate bond with more than a year remaining until maturity. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.


FEES AND EXPENSES


The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions).

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



Management Fees                                      0.50%
12b-1 Fees                                           0.00%
Other Expenses                                       1.05%
Total Annual Fund Operating Expenses                 1.55%
Fee Waiver**                                         0.65%
Net Expenses                                         0.90%



  * Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.
 ** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.
OTHER EXPENSES include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Managed Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Managed Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
  No-Load Class                   $92       $287       $498      $1,108

SAFECO CALIFORNIA TAX-FREE INCOME FUND


OBJECTIVE

The SAFECO California Tax-Free Income Fund seeks to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital. This Fund is available to California, Oregon, Nevada and Arizona residents.

PRINCIPAL INVESTMENT STRATEGIES


The California Tax-Free Income Fund invests primarily in INVESTMENT GRADE MUNICIPAL BONDS issued by the state of California or its political subdivisions, having average maturities of 15-25 years.


The Fund will invest:


- At least 80% of its assets in securities whose interest is exempt from federal income tax, the alternative minimum tax and California personal income tax.


- At least 65% of its assets in investment grade municipal bonds with a maturity of more than one year.
--------------------------------------------------------------


BOND RATINGS indicate an issuer's financial strength and ability to meet its debt obligations. The two main rating services are Moody's and Standard &
Poor's.
INVESTMENT GRADE securities are rated by these services as follows:
                MOODY'S                                    S&P
                  Aaa                                      AAA
                   Aa                                       AA
                   A                                        A
                  Baa                                      BBB
MUNICIPAL BONDS are issued by cities, counties, and states and other government entities to cover borrowing needs.


---------------------------------------------------------------------

The Fund may invest:

- Up to 20% of its total assets in unrated municipal bonds, as long as they are of comparable quality to investment grade securities.


When evaluating a bond for purchase, the advisor takes into consideration, among other things, yield, maturity, any call features, credit quality (including the underlying rating of insured bonds), the purpose of the financing, the original offering price, any state or local tax exemption, and the amount of discount or premium represented by the price offered. After evaluating these features of a bond, the advisor compares the bond to the universe of other available bonds, which may have different features, and will purchase the bond if it appears to offer the best relative value.

In selecting bonds for purchase, the advisor favors long maturity bonds in essential services that offer a significant degree of protection against issuer repurchase rights prior to maturity, and good value relative to their peers. The advisor may sell bonds when they become fully valued, when more attractively valued bonds become available or to raise cash to meet shareholder redemptions. In any case, turnover among the Fund's portfolio securities will remain low, because it often takes years for attractive relative valuations to be recognized by the municipal market.


PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the California Tax-Free Income Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security. Although securities in the top four rating categories are considered "investment grade," Moody's considers bonds rated "Baa" to have speculative characteristics. The Fund may experience greater volatility than a Fund invested in bonds with shorter average maturities.



Because the Fund concentrates its investments in a single state, there may be more fluctuation in the value of its securities than with mutual funds whose portfolios are more geographically diverse.



This Fund may be suitable for you if you wish to earn income that is free from federal income tax and free from California state personal income tax.


PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the California Tax-Free Income Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Long Municipal Bond Index, a widely recognized index of municipal bonds having long maturities. As with all mutual funds, past performance is not a prediction of future performance.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/1989        9.91
12/31/1990        6.97
12/31/1991       12.55
12/31/1992        8.00
12/31/1993       13.23
12/31/1994       -9.20
12/31/1995       26.14
12/31/1996        2.53
12/31/1997       11.55
12/31/1998        6.19

During the 10-year period shown in the bar chart, the highest quarterly return was 10.59% for the quarter ended March 31, 1995; and the lowest return was -6.16% for the quarter ended March 31, 1994.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 1998

The following table shows how the Fund's No-Load Class performance compares to the Lehman Brothers Long Municipal Bond Index:


                                     1 YEAR  5 YEARS  10 YEARS
  California Tax-Free Income Fund    6.19%    6.83%    8.45%
  Lehman Brothers Long Municipal
  Bond Index*                        6.90%    6.85%    9.16%



  * The Lehman Brothers Long Municipal Bond Index is an unmanaged index comprised of municipal bonds maturing in 22 or more years. The index is not limited to California issuers. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.

FEES AND EXPENSES


The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions).



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



Management Fees                                      0.50%
12b-1 Fees                                           0.00%
Other Expenses                                       0.22%
Total Annual Fund Operating Expenses*                0.72%
Fee Waiver**                                         0.00%
Net Expenses                                         0.72%



  * Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.
 ** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

 MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.


 OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

EXAMPLE
The following example is intended to help you compare the cost of investing in the California Tax-Free Income Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the California Tax-Free Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
  No-Load Class                   $74       $230       $401        $894

SAFECO MUNICIPAL BOND FUND

OBJECTIVE

The SAFECO Municipal Bond Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.

PRINCIPAL INVESTMENT STRATEGIES


The Municipal Bond Fund invests primarily in MUNICIPAL BONDS rated INVESTMENT GRADE or better with average maturities of 15-25 years.


The Fund will invest:


- At least 80% of its assets in securities whose interest is exempt from federal income tax and the alternative minimum tax.


- At least 65% of its assets in investment grade municipal bonds with a maturity of more than one year.
--------------------------------------------------------------


MUNICIPAL BONDS are issued by cities, counties, and states and other government entities to cover borrowing needs.
BOND RATINGS indicate an issuer's financial strength and ability to meet its debt obligations. The two main rating services are Moody's and Standard &
Poor's.
INVESTMENT GRADE securities are rated by these services as follows:
                MOODY'S                                    S&P
                  Aaa                                      AAA
                   Aa                                       AA
                   A                                        A
                  Baa                                      BBB


--------------------------------------------------------------

The Fund may invest:

- Up to 20% of its total assets in unrated municipal bonds, as long as they are of comparable quality to investment grade securities.


When evaluating a bond for purchase, the advisor takes into consideration, among other things, yield, maturity, any call features, credit quality (including the underlying rating of insured bonds), the purpose of the financing, the original offering price, any state or local tax exemption, and the amount of discount or premium represented by the price offered. After evaluating these features of a bond, the advisor compares the bond to the universe of other available bonds, which may have different features, and will purchase the bond if it appears to offer the best relative value.



In selecting bonds for purchase, the advisor favors long maturity bonds in essential services that offer a significant degree of protection against issuer repurchase rights prior to maturity and good value relative to their peers. In addition, the advisor considers the relative weighting of the Fund's holdings among states. The advisor may sell bonds when they become fully valued, when more attractively valued bonds become available, or to raise cash to meet shareholder redemptions. In any case, turnover among the Fund's portfolio securities will remain low, because it often takes years for attractive relative valuations to be recognized by the municipal market.


PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the Municipal Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Also, such changes in price generally will be greater the longer the maturity of the debt security. The Fund may experience greater volatility than a Fund invested in bonds with a shorter average maturity.


This Fund may be suitable for you if you seek high current tax-exempt income and relative stability of principal.

PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Municipal Bond Fund by showing how its performance has varied from year to year and how the Municipal Bond Fund's performance compares over time to that of the Lehman Brothers Long Municipal Bond Index, a widely recognized index of municipal bonds having long maturities. As with all mutual funds, past performance is not a prediction of future performance.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89       10.08
12/31/90        6.65
12/31/91       13.78
12/31/92        8.75
12/31/93       12.66
12/31/94       -8.25
12/31/95       21.48
12/31/96        3.18
12/31/97       10.68
12/31/98        6.35

During the 10-year period shown in the bar chart, the highest quarterly return was 8.82% for the quarter ended March 31, 1995; and the lowest return was -6.77% for the quarter ended March 31, 1994.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 1998

The following table shows how the Fund's No-Load Class performance compares to the Lehman Brothers Long Municipal Bond Index:

                                     1 YEAR  5 YEARS   10 YEARS
  Municipal Bond Fund                6.35%    6.24%     8.28%
  Lehman Brothers Long Municipal
  Bond Index*                        6.90%    6.85%     9.16%


  * The Lehman Brothers Long Municipal Bond Index is an unmanaged index comprised of municipal bonds maturing in 22 or more years. The index does not reflect fees, brokerage commissions or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.


FEES AND EXPENSES


The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions).

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



Management Fees                                     0.47%
12b-1 Fees                                          0.00%
Other Expenses                                      0.15%
Total Annual Fund Operating Expenses                0.62%
Fee Waiver**                                        0.00%
Net Expenses                                        0.62%



  * Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.
 ** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.
OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Municipal Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Municipal Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
  No-Load Class                   $63       $199       $346        $774

SAFECO WASHINGTON STATE MUNICIPAL BOND FUND

OBJECTIVE

The SAFECO Washington State Municipal Bond Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk. This Fund is available to Washington, California and Arizona residents.

PRINCIPAL INVESTMENT STRATEGIES


The Washington State Municipal Bond Fund invests at least 65% of its total assets in INVESTMENT GRADE MUNICIPAL BONDS issued by the state of Washington and its agencies and municipalities, with average maturities of 15-25 years.


The Fund will invest:


- At least 80% of its assets in securities whose interest is exempt from federal income tax. The Fund may invest in securities subject to the alternative minimum tax.


- At least 65% of its assets in investment grade municipal bonds with maturities of more than one year.

- Up to 20% of its total assets in unrated municipal bonds, as long as they are of comparable quality to investment grade securities.


When evaluating a bond for purchase, the advisor takes into consideration, among other things, yield, maturity, any call features, credit quality (including the underlying rating of insured bonds), the purpose of the financing, the original offering price, any state or local tax exemption and the amount of discount or premium represented by the price offered. After evaluating these features of a bond, the advisor compares the bond to the universe of other available bonds, which may have different features, and will purchase the bond if it appears to offer the best relative value.

--------------------------------------------------------------


MUNICIPAL BONDS are issued by cities, counties, and states and other government entities to cover borrowing needs.

BOND RATINGS indicate an issuer's financial strength and ability to meet its debt obligations. The two main rating services are Moody's and Standard &
Poor's.

INVESTMENT GRADE securities are rated by these services as follows:

                MOODY'S                                    S&P
                  Aaa                                      AAA
                   Aa                                       AA
                   A                                        A
                  Baa                                      BBB


---------------------------------------------------------------------

The advisor may sell bonds when more attractively valued bonds become available, when there are opportunities to increase the percentage of bonds in the portfolio that are protected against issuer repurchase rights, or to raise cash to meet shareholder redemptions.


PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the Washington State Municipal Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the security. Although securities in the top four rating categories are considered "investment grade," Moody's considers bonds rated "Baa" to have speculative characteristics.



Because the Fund concentrates its investments in a single state, there may be greater fluctuation in the value of its securities than with mutual funds whose portfolios are more geographically diverse. This Fund is suitable for investors seeking tax-exempt income from a portfolio of Washington bonds.


PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Washington State Municipal Bond Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Municipal Bond Index, a widely recognized broad-based dollar weighted index of municipal bonds. As with all mutual funds, past performance is not a prediction of future performance.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94       -8.65
12/31/95       19.89
12/31/96        3.04
12/31/97        8.94
12/31/98        5.99

Since the Fund's inception in 1993, the highest quarterly return was 8.58% for the quarter ended March 31, 1995; and the lowest return was -7.42% for the quarter ended March 31, 1994.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 1998

The following table shows how the Fund's No-Load Class performance compares to the Lehman Brothers Long Municipal Bond Index:


                                                                         MARCH 18, 1993
                                                                         (INCEPTION) TO
                                                    1 YEAR  5 YEARS    DECEMBER 31, 1998
  Washington State Municipal Bond Fund              5.99%    5.44%           6.10%
  Lehman Brothers Long Municipal Bond Index*        6.90%    6.85%           7.70%



  * The Lehman Brothers Long Municipal Bond Index is an unmanaged index comprised of municipal bonds maturing in 22 or more years. The index is not limited to Washington issuers. The index does not reflect fees, brokerage commissions or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.

FEES AND EXPENSES


The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions).



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



Management Fees                                      0.50%
12b-1 Fees                                           0.00%
Other Expenses                                       0.48%
Total Annual Fund Operating Expenses                 0.98%
Fee Waiver**                                         0.08%
Net Expenses                                         0.90%



  * Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.
 ** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.
OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Washington State Municipal Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Washington State Municipal Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
  No-Load Class                   $92       $287       $498      $1,108


SAFECO INTERMEDIATE-TERM MUNICIPAL BOND FUND


OBJECTIVE

The SAFECO Intermediate-Term Municipal Bond Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES


The Intermediate-Term Municipal Bond Fund is the most conservative of the SAFECO municipal bond funds. The Fund invests primarily in MUNICIPAL BONDS rated INVESTMENT GRADE or better. The Fund will maintain an average dollar-weighted maturity of between 3 and 10 years; however, individual obligations held by the Fund may have maturities outside that range. It is designed to provide much of the yield potential of a long-term bond fund but with less fluctuation in share price.

The Fund will invest:


- At least 80% of its assets in securities whose interest is exempt from federal income tax and the federal alternative minimum tax.


- At least 65% of its assets in investment grade municipal bonds with maturities of more than one year.

The Fund may invest:

- Up to 20% of its total assets in unrated municipal bonds, as long as they are of comparable quality to investment grade securities.


When evaluating a bond for purchase, the advisor takes into consideration, among other things, yield, maturity, any call features, credit quality (including the underlying rating of insured bonds), the purpose of the financing, the original offering price, any state or local tax exemption and the amount of discount or premium represented by the price offered. After evaluating these features of a bond, the advisor compares the bond to the universe of other available bonds, which may have different features, and will purchase the bond if it appears to offer the best relative value.

--------------------------------------------------------------


MUNICIPAL BONDS are issued by cities, counties, and states and other government entities to cover borrowing needs.
BOND RATINGS indicate an issuer's financial strength and ability to meet its debt obligations. The two main rating services are Moody's and Standard &
Poor's.
INVESTMENT GRADE securities are rated by these services as follows:
                MOODY'S                                    S&P
                  Aaa                                      AAA
                   Aa                                       AA
                   A                                        A
                  Baa                                      BBB


---------------------------------------------------------------------


The advisor may sell bonds when more attractively valued bonds become available, or in order to raise cash to meet shareholder redemptions.


PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the Intermediate-Term Municipal Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.


This conservative Fund is suitable for investors seeking federally tax-exempt income with relative price stability.

PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Intermediate-Term Municipal Bond Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers 7-Year Municipal Bond Index, a widely recognized index of municipal bonds. As with all mutual funds, past performance is not a prediction of future performance.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94       -5.62
12/31/95       15.22
12/31/96        3.75
12/31/97        7.50
12/31/98        5.33

Since the Fund's inception in 1993, the highest quarterly return was 6.25% for the quarter ended March 31, 1995; and the lowest return was -4.47% for the quarter ended March 31, 1994.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 1998

The following table shows how the Fund's No-Load Class performance compares to the Lehman Brothers 7-Year Municipal Bond Index:


                                                         MARCH 18, 1993
                                                         (INCEPTION) TO
                                     1 YEAR  5 YEARS   DECEMBER 31, 1998
  Intermediate-Term
  Municipal Bond Fund                5.33%    5.02%          5.62%
  Lehman Brothers 7-Year Municipal
  Bond Index*                        6.22%    5.79%          6.27%



  * The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of municipal bonds maturing in 6 to 8 years. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.


FEES AND EXPENSES


The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions).

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT AREDEDUCTED FROM FUND ASSETS)*



Management Fees                                     0.50%
12b-1 Fees                                          0.00%
Other Expenses                                      0.45%
Total Annual Fund Operating Expenses                0.95%
Fee Waiver**                                        0.05%
Net Expenses                                        0.90%



  * Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.
 ** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

 MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.
 OTHER EXPENSES include custody, accounting and administrative expenses; transfer agency and related expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Intermediate-Term Municipal Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Intermediate-Term Municipal Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
  No-Load Class                   $92       $287       $498       $1,108


SAFECO INSURED MUNICIPAL BOND FUND

OBJECTIVE

The SAFECO Insured Municipal Bond Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES


The Insured Municipal Bond Fund will invest at least 65% of its assets in MUNICIPAL BONDS that are covered by insurance guaranteeing the timely payment of both principal and interest. This insurance may be in the form of NEW ISSUE INSURANCE or SECONDARY MARKET INSURANCE. Any premiums paid by the Fund to purchase insurance policies will be a Fund expense and may reduce the Fund's current yield.


In addition, the Fund may invest up to 35% of its total assets in uninsured municipal bonds.
--------------------------------------------------------------

MUNICIPAL BONDS are issued by cities, counties, and states and other government entities to cover borrowing needs.
NEW ISSUE INSURANCE is a policy purchased by an issuer prior to bringing a bond issue to market in an initial offering. By purchasing the policy, the issuer obtains a higher credit rating for its bond (usually Aaa by Moody's or AAA by S&P). Such insurance may increase the purchase price as well as the resale value of the bond.
SECONDARY MARKET INSURANCE is purchased by an investor after the bonds have been issued. These policies normally insure specific bonds for the remainder of their term.

---------------------------------------------------------------------


When evaluating a bond for purchase, the advisor takes into consideration, among other things, yield, maturity, any structural features that permit the issuer to repurchase the bond at a stated price (a "call"), credit quality (including the underlying rating of insured bonds), the purpose of the financing, the original offering price, any state or local tax exemption and the amount of discount or premium represented by the price offered. After evaluating these features of a bond, the advisor compares the bond to the universe of other available bonds, which may have different features, and will purchase the bond if it appears to offer the best relative value.



The advisor seeks to stay as fully invested as possible so as to maximize yield. In selecting bonds, the advisor pays particular attention to protection against issuer call rights and invests in discount bonds to enhance call protection.



The advisor swaps bonds to improve call protection, to realize losses for the purpose of offsetting gains, and to increase yield. The advisor will sell bonds if the Fund needs to raise cash to meet shareholder redemptions.


PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the Insured Municipal Bond Fund. Insurance does not guarantee the market value of insured municipal bonds or the share price of the Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall and when market interest rates fall the price of the Fund's debt securities will rise. Also, such changes in price generally will be greater the longer the maturity of the debt security.


This Fund is appropriate for investors seeking federally tax-exempt income from a portfolio of securities insured for the timely payment of principal and interest.

PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Insured Municipal Bond Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Insured Municipal Bond Index, a widely recognized index of insured municipal bonds. As with all mutual funds, past performance is not a prediction of future performance.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94      -10.43
12/31/95       24.37
12/31/96        2.56
12/31/97       10.70
12/31/98        5.90

Since the Fund's inception in 1993, the highest quarterly return was 10.13% for the quarter ended March 31, 1995; and the lowest return was -9.14% for the quarter ended March 31, 1994.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 1998

The following table shows how the Fund's No-Load Class performance compares to Lehman Brothers Insured Municipal Bond Index:

                                                         MARCH 18, 1993
                                                         (INCEPTION) TO
                                     1 YEAR  5 YEARS   DECEMBER 31, 1998
  Insured Municipal Bond Fund        5.90%    6.02%          6.57%
  Lehman Brothers Insured Municipal
  Bond Index*                        7.06%    6.72%          7.59%


  * The Lehman Brothers Insured Municipal Bond Index is an unmanaged index comprised of insured municipal bonds. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.

FEES AND EXPENSES


The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions).



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



Management Fees                                      0.50%
12b-1 Fees                                           0.00%
Other Expenses                                       0.38%
Total Annual Fund Operating Expenses                 0.88%
Fee Waiver**                                         0.00%
Net Expenses                                         0.88%



  * Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.
 ** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.
OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Insured Municipal Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Insured Municipal Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
  No-Load Class                    $ 90      $281       $488       $1,084

SAFECO MONEY MARKET FUND

OBJECTIVE

The SAFECO Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high-quality money market instruments maturing in 13 months or less.

PRINCIPAL INVESTMENT STRATEGIES


The Money Market Fund will purchase only high-quality securities having minimal credit risk. The Money Market Fund will purchase only securities with remaining maturities of 397 days or less and the Fund will maintain a dollar-weighted average portfolio maturity of no more than 90 days.

The Fund may invest in:


- COMMERCIAL PAPER of both domestic and foreign issues

- Negotiable and non-negotiable CERTIFICATES OF DEPOSIT, bankers' acceptances and other short-term obligations of U.S. and foreign banks

- REPURCHASE AGREEMENTS

- VARIABLE AND FLOATING RATE INSTRUMENTS

- U.S. GOVERNMENT SECURITIES


- Restricted securities eligible for resale under RULE 144A or SECTION 4(2), provided that the advisor has determined that such securities are liquid under guidelines adopted by the Fund's Board of Trustees.



- CORPORATE OBLIGATIONS such as publicly traded bonds and notes.


- ASSET-BACKED SECURITIES
- WHEN-ISSUED SECURITIES
--------------------------------------------------------------

COMMERCIAL PAPER is a short-term unsecured promissory note issued by a financial institution or large corporation, including funding agreements issued by insurance companies.
CERTIFICATES OF DEPOSIT are receipts for deposits of funds in a financial institution. They permit the holder to receive interest plus the deposit at maturity.
REPURCHASE AGREEMENTS are arrangements in which the fund buys securities at one price and simultaneously agrees to sell them back at a higher price.
VARIABLE AND FLOATING RATE INSTRUMENTS have interest rates that change periodically in order to keep their market value at par.
U.S. GOVERNMENT SECURITIES are securities issued by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Bank or the Federal Land Bank.
RULE 144A SECURITIES are securities which are exempt from registration requirements. After a minimum two-year waiting period, they can be sold to qualified institutional investors, such as mutual funds.
SECTION 4(2) SECURITIES are exempt from registration requirements and sold in private placements to qualified institutional investors such as mutual funds. CORPORATE OBLIGATIONS are debt instruments issued by a private corporation, as distinct from ones issued by a government agency or a municipality.
ASSET-BACKED SECURITIES represent interests in pools of consumer loans, automobile loans, credit card loans and installment loan contracts.
WHEN-ISSUED SECURITIES are securities whose terms and conditions, including price, are fixed by the issuer, but are to be issued and delivered against payment in the future - typically 30-45 days after the date of commitment.

---------------------------------------------------------------------


When evaluating a security for purchase, the advisor takes into consideration, among other things, yield, maturity, issuer credit quality and relative value compared with other alternatives. The advisor may sell a security if the advisor becomes concerned about the issuer's creditworthiness, if a more attractive alternative is available, or to raise cash to meet shareholder redemptions.

PRINCIPAL RISK FACTORS


Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Money Market Fund's yield will fluctuate with short-term interest rates.


The Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Fund may be suitable for you if you seek maximum safety and stability of principal.

PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Money Market Fund by showing how the Fund's performance has varied from year to year and showing the Fund's performance over time. As with all mutual funds, past performance is not a prediction of future performance.



Total return is a measure of investment performance over a period of time. It includes dividends as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89        9.79
12/31/90        7.98
12/31/91        5.74
12/31/92        3.27
12/31/93        2.50
12/31/94        3.53
12/31/95        5.28
12/31/96        4.75
12/31/97        4.93
12/31/98        5.08

During the 10-year period shown in the chart, the highest quarterly return was 3.13% for the quarter ended June 30, 1989; and the lowest return was 0.59% for the quarter ended June 30, 1993.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 1998

The following table shows past performance for the Fund's No-Load Class:


                                                                 7-DAY YIELD
                                                                (PERIOD ENDED
                                1 YEAR  5 YEARS  10 YEARS    DECEMBER 31, 1998)
  Money Market Fund             5.08%    4.71%    5.26%             4.76%


For updated yield information, call 800-835-4391.

FEES AND EXPENSES


The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions).



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



Management Fees                                      0.50%
12b-1 Fees                                           0.00%
Other Expenses                                       0.40%
Total Annual Fund Operating Expenses                 0.90%
Fee Waiver**                                         0.10%
Net Expenses                                         0.80%



  * Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.
 ** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .30% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.
OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; Shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Money Market Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
  No-Load Class                   $82       $255       $444        $990


SAFECO TAX-FREE MONEY MARKET FUND


OBJECTIVE

The SAFECO Tax-Free Money Market Fund seeks to provide as high a level of current income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

- The Fund will purchase only high-quality securities having minimal credit risk.

- The Fund will purchase only securities with remaining maturities of 397 days or less and the Fund will maintain a dollar-weighted average portfolio maturity of no more than 90 days.
----------------------------

MUNICIPAL NOTES are issued by cities, counties, states and other government entities to cover short term borrowing needs.


----------------------------

- The Fund may invest in MUNICIPAL NOTES, including bond anticipation notes, tax anticipation notes, revenue anticipation notes, municipal bonds and municipal commercial paper.

- The Fund may invest in floating and variable rate securities, including tender option bonds and variable rate receipts which typically have interest rates that change weekly and permit the holder to require the issuer to buy the bond or receipt back at par plus amortized interest on a stated date.


- The Fund will invest at least 80% of its assets in securities that pay interest which is exempt from federal income tax and the federal alternative minimum tax.



PRINCIPAL RISK FACTORS


Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money in a money market fund. The Tax-Free Money Market Fund's yield will fluctuate with short-term interest rates.

The Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Fund may be suitable for you if you seek maximum safety and stability of principal in an investment that pays federally tax-free income.

PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Tax-Free Money Market Fund by showing how the Fund's performance has varied from year to year and showing the Fund's performance over time. As with all mutual funds, past performance is not a prediction of future performance.


Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89        6.57
12/31/90        5.64
12/31/91        4.34
12/31/92        2.73
12/31/93        2.02
12/31/94        2.45
12/31/95        3.54
12/31/96        3.07
12/31/97        3.12
12/31/98        3.07

During the 10-year period shown in the chart, the highest quarterly return was 2.16% for the quarter ended June 30, 1989; and the lowest return was 0.47% for the quarter ended March 31, 1994.

                          AVERAGE ANNUAL TOTAL RETURNS
                            AS OF DECEMBER 31, 1998

The following table shows past performance for the Fund's No-Load Class:


                                                                7-DAY YIELD
                                                               (PERIOD ENDED
                                1 YEAR  5 YEARS  10 YEARS    DECEMBER 31, 1998)
  Tax Free Money Market Fund    3.07%    3.05%    3.65%            3.20%


For updated yield information, call 800-835-4391.

FEES AND EXPENSES


The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions).



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



Management Fees                                      0.44%
12b-1 Fees                                           0.00%
Other Expenses                                       0.25%
Total Annual Fund Operating Expenses                 0.69%
Fee Waiver**                                         0.00%
Net Expenses                                         0.69%



  * Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.
 ** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .30% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.
OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Tax-Free Money Market Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Tax-Free Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
  No-Load Class                   $70       $221       $384       $859

ADDITIONAL FUND FACTS

INVESTMENT OBJECTIVE CHANGES. In rare circumstances, a Fund may, with approval from its board of trustees, change its investment objective. If this happens, the Fund may no longer meet your investment needs. Should the board of trustees vote to change a Fund's objective, you will be notified in writing at least 30 days prior to the change.


TEMPORARY DEFENSIVE STRATEGIES. From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. For temporary defensive strategies, a Fund may hold cash or invest in high quality, short-term securities issued by an agency or instrumentality of the U.S. Government, high quality commercial paper, certificates of deposit, shares of no-load, open-end money market funds or repurchase agreements. A Fund taking a temporary defensive position may not achieve its investment objective in the short run.


UNDERSTANDING HOW A FUND INVESTS ITS ASSETS


This prospectus describes some of the Funds' investment policies and strategies. The Statement of Additional Information includes additional information concerning the Funds' additional investment policies and strategies. Percentage limits placed on particular investments may be exceeded if, after the initial investment, market movements cause asset values to change.


GENERAL RISKS OF ALL FUNDS

MARKET RISK. All securities transactions involve market risk. The major risk associated with mutual funds is that the securities in the portfolio may decline in value, causing your investment to be worth less than when you bought it. Investing in mutual fund shares is therefore not the same as making a bank deposit, and your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. All bond funds are subject to interest rate risk. The principal value of all SAFECO Bond Funds (except the Money Market Funds) will fluctuate inversely with changes in interest rates. Generally, when market interest rates rise the price of the Funds' debt securities will fall and when market interest rates fall the price of the Funds' debt securities will rise.

YEAR 2000 ISSUES. The common practice in computer programming of using two digits to identify a year has resulted in what is referred to as the "Year 2000 problem." If not corrected, automated systems could misinterpret or fail to process dates occurring after December 31, 1999. The Funds may be adversely affected if the computer systems used by their primary service providers do not properly process date-related information. SAM, the Funds' investment advisor, SAFECO Services Corporation (SAFECO Services), the Funds' transfer and paying agent, and SAFECO Securities, Inc. (SAFECO Securities), the Funds' underwriter and distributor, are taking steps they believe are reasonably designed to address the Year 2000 problem with respect to the computer systems that each of them uses, and to obtain satisfactory assurances that each of the Funds' other major service providers are taking similar steps to correct programming for systems with which the Funds interact.

In addition, SAM, SAFECO Services and SAFECO Securities are developing contingency plans intended to assure that they can quickly respond to unexpected systems failures or can implement alternate solutions. It is not anticipated that the Funds will incur any charges or that there will be any difficulties in accurate and timely reporting resulting in the change in year from 1999 to 2000. However, despite the efforts and plans of the Funds' service providers, computer systems that are non-compliant could have a material adverse effect on the Funds' business, operations or financial condition. In addition, securities prices, and therefore the value of the assets held by the Funds, may also be adversely affected if the companies or governmental units or agencies whose securities are held by the

Funds do not properly process such date-related information. This risk is greater for foreign securities because foreign countries are not as far along as the United States is in addressing the Year 2000 problem.


MANAGEMENT


SAFECO Asset Management Company (SAM) is the investment advisor for each Fund, providing investment research, advice and supervision in the ongoing management of the portfolio. Based on each Fund's investment objective and policies, SAM determines what securities the Fund will purchase, retain or sell and implements those decisions. Each Fund pays SAM an annual advisory fee based on a percentage of that Fund's average daily net assets, calculated each business day and paid monthly. The Funds paid SAM advisory and administrative fees at the following rates, as a percentage of average daily net assets, for the year ended December 31, 1998:



  Intermediate-Term U.S. Treasury                      .55%
  GNMA                                                 .65%
  High-Yield Bond                                      .65%
  Managed Bond                                         .50%
  California Tax-Free Income                           .55%
  Municipal Bond                                       .42%
  Washington State Municipal Bond                      .65%
  Intermediate-Term Municipal Bond                     .55%
  Insured Municipal Bond                               .65%
  Money Market                                         .50%
  Tax-Free Money Market                                .50%


SAM is a wholly owned subsidiary of SAFECO Corporation, which is located at SAFECO Plaza, Seattle, WA 98185. SAM is located at Two Union Square, 25th Floor, Seattle, Washington 98101.

PORTFOLIO MANAGERS

INTERMEDIATE-TERM U.S. TREASURY FUND

The Intermediate-Term U.S. Treasury Fund is managed by Ronald L. Spaulding, Chairman of the Board of SAM. Mr. Spaulding has been managing the Fund since 1988. He has served in various capacities with SAM and SAFECO Corporation since 1975.

GNMA FUND

The GNMA Fund is managed by Paul A. Stevenson, Vice President of SAM and Vice President of SAFECO Life Insurance Company. Mr. Stevenson has served as portfolio manager for the Fund since 1988.

HIGH-YIELD BOND FUND

The High-Yield Bond Fund is managed by Robert Kern, Assistant Vice President of SAM. Mr. Kern has been managing the Fund since 1996. He has been a securities analyst for SAM since 1994, and from 1988 to 1994 was employed in the Controller's Department at SAFECO Corporation.

MANAGED BOND FUND

The Managed Bond Fund is managed by Michael Hughes, Assistant Vice President of SAM. Mr. Hughes has been managing the Fund since 1997. From 1995 to 1996 he was Vice President and a portfolio manager for First Interstate Capital Management Company, and from 1988 to 1995 he was Vice President and portfolio manager for First Interstate Bank of California.

CALIFORNIA TAX-FREE INCOME FUND

The California Tax-Free Income Fund is managed by Stephen C. Bauer, President and Director of SAM. Mr. Bauer has been managing the SAFECO California Tax-Free Income Fund since 1983.

MUNICIPAL BOND FUND

The Municipal Bond Fund is managed by Stephen C. Bauer, President and Director of SAM. Mr. Bauer has been managing the SAFECO Municipal Bond Fund since 1981.

WASHINGTON STATE MUNICIPAL BOND FUND

The Washington Municipal Bond Fund is managed by Beverly Denny, Assistant Vice President of SAM. Ms. Denny has been managing the Fund since 1996. From 1991 to 1993 she was Marketing Director for SAFECO Mutual Funds, and she has been an investment analyst with SAM since 1993.

INTERMEDIATE-TERM MUNICIPAL BOND FUND

The Intermediate-Term Municipal Bond Fund is managed by Mary Metastasio, Vice President of SAM. Ms. Metastasio has been managing the Fund since 1996. She has been the portfolio manager for the SAFECO Tax-Free Money Market Fund since 1987.

INSURED MUNICIPAL BOND FUND

The Insured Municipal Bond Fund is managed by Stephen C. Bauer, President and Director of SAM. Mr. Bauer has been managing the SAFECO Insured Municipal Bond Fund since 1992.

MONEY MARKET FUND

The Money Market Fund is managed by Naomi Urata, Assistant Vice President of SAM. Ms. Urata has managed the Fund since 1994. Ms. Urata has been an investment analyst for SAFECO Mutual Funds since 1993. From 1990 to 1992 she was Cash Manager for The Seattle Times.

TAX-FREE MONEY MARKET FUND

The Tax-Free Money Market Fund is managed by Mary Metastasio, Vice President of SAM. Ms. Metastasio has been managing the Fund since 1987.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the past five years (or, if shorter, since commencement of operations). Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.

SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
(FOR A NO-LOAD CLASS SHARE
OUTSTANDING THROUGHOUT THE PERIOD)


                                                  FOR THE                THREE-MONTH
                                                YEAR ENDED              PERIOD ENDED                  FOR THE YEAR ENDED
                                                DECEMBER 31              DECEMBER 31                     SEPTEMBER 30
                                            1998           1997             1996              1996           1995           1994
  NET ASSET VALUE AT
  BEGINNING OF PERIOD                     $  10.34       $  10.11            $ 10.10        $  10.24       $   9.74       $  10.74
  INCOME FROM INVESTMENT OPERATIONS
    Net investment income                     0.57           0.58               0.16            0.54           0.55           0.52
    Net realized and unrealized gain
    (loss) on investments                     0.40           0.23               0.01           (0.14)          0.50          (1.00)
    Total from investment operations          0.97           0.81               0.17            0.40           1.05          (0.48)
  LESS DISTRIBUTIONS
    Dividends from net investment income     (0.57)         (0.58)             (0.16)          (0.54)         (0.55)         (0.52)
  NET ASSET VALUE AT
  END OF PERIOD                           $  10.74       $  10.34            $ 10.11        $  10.10       $  10.24       $   9.74
  TOTAL RETURN                                9.61%          8.29%              1.68%*          4.00%         11.07%         (4.56%)
  NET ASSETS AT END OF
  PERIOD (000'S)                          $ 25,682       $ 15,698            $14,679        $ 14,668       $ 13,774       $ 13,367
  RATIO OF EXPENSES TO
  AVERAGE NET ASSETS                          0.90%          0.92%              0.85%***        1.01%          0.96%          0.90%
  RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                          5.38%          5.74%              6.30%**         5.30%          5.51%          5.08%
  PORTFOLIO TURNOVER RATE                     2.83%         82.36%            125.42%**       294.25%        124.90%         75.46%


  *  Not annualized.
 **  Annualized.
*** Net of reimbursements by advisor. Excluding the reimbursements, the annualized ratio of expenses to average net assets for the period ended December 31, 1996, would have been 1.07%.

SAFECO GNMA FUND
(FOR A NO-LOAD CLASS SHARE
OUTSTANDING THROUGHOUT THE PERIOD)


                                                  FOR THE                THREE-MONTH
                                                YEAR ENDED              PERIOD ENDED                  FOR THE YEAR ENDED
                                                DECEMBER 31              DECEMBER 31                     SEPTEMBER 30
                                            1998           1997             1996              1996           1995           1994
  NET ASSET VALUE AT
  BEGINNING OF PERIOD                     $   9.57       $   9.36            $  9.26        $   9.45       $   9.05       $  10.03
  INCOME FROM INVESTMENT OPERATIONS
    Net investment income                     0.57           0.60               0.15            0.60           0.60           0.60
    Net realized and unrealized gain
    (loss) on investments                     0.07           0.21               0.10           (0.19)          0.40          (0.98)
    Total from investment operations          0.64           0.81               0.25            0.41           1.00          (0.38)
  LESS DISTRIBUTIONS
    Dividends from net investment income     (0.57)         (0.60)             (0.15)          (0.60)         (0.60)         (0.60)
  NET ASSET VALUE AT
  END OF PERIOD                           $   9.64       $   9.57            $  9.36        $   9.26       $   9.45       $   9.05
  TOTAL RETURN                                6.84%          8.97%              2.71%*          4.48%         11.49%         (3.91%)
  NET ASSETS AT END OF
  PERIOD (000'S)                          $ 42,145       $ 38,172            $39,543        $ 39,703       $ 44,055       $ 46,176
  RATIO OF EXPENSES TO
  AVERAGE NET ASSETS                          0.94%          0.93%              1.01%**         1.03%          1.01%          0.95%
  RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                          5.90%          6.40%              6.43%**         6.42%          6.55%          6.26%
  PORTFOLIO TURNOVER RATE                   104.63%         82.70%             51.06%**        47.45%        131.24%         55.12%


  *  Not annualized.
 **  Annualized.

SAFECO HIGH-YIELD BOND FUND
(FOR A NO-LOAD CLASS SHARE
OUTSTANDING THROUGHOUT THE PERIOD)


                                                  FOR THE                THREE-MONTH
                                                YEAR ENDED              PERIOD ENDED                  FOR THE YEAR ENDED
                                                DECEMBER 31              DECEMBER 31                     SEPTEMBER 30
                                            1998           1997             1996              1996           1995           1994
  NET ASSET VALUE AT
  BEGINNING OF PERIOD                     $   9.13       $   8.82            $  8.79        $   8.68       $   8.55       $   9.22
  INCOME FROM INVESTMENT OPERATIONS
    Net investment income                     0.74           0.77               0.19            0.78           0.79           0.82
    Net realized and unrealized gain
    (loss) on investments                    (0.35)          0.31               0.03            0.11           0.13          (0.67)
    Total from investment operations          0.39           1.08               0.22            0.89           0.92           0.15
  LESS DISTRIBUTIONS
    Dividends from net investment income     (0.74)         (0.77)             (0.19)          (0.78)         (0.79)         (0.82)
  NET ASSET VALUE AT
  END OF PERIOD                           $   8.78       $   9.13            $  8.82        $   8.79       $   8.68       $   8.55
  TOTAL RETURN                                4.45%         12.79%              2.50%*         10.79%         11.43%          1.61%
  NET ASSETS AT END OF
  PERIOD (000'S)                          $ 84,041       $ 71,058            $50,298        $ 47,880       $ 39,178       $ 27,212
  RATIO OF EXPENSES TO
  AVERAGE NET ASSETS                          0.92%          0.91%              0.90%**         0.94%          1.01%          1.03%
  RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                          8.26%          8.58%              8.56%**         8.99%          9.28%          9.26%
  PORTFOLIO TURNOVER RATE                    64.22%         85.06%             35.01%**        92.65%         38.03%         63.02%


  *  Not annualized.
 **  Annualized.

SAFECO MANAGED BOND FUND
(FOR A NO-LOAD CLASS SHARE
OUTSTANDING THROUGHOUT THE PERIOD)


                                                                      FOR THE YEAR ENDED DECEMBER 31
                                                     1998           1997           1996           1995           1994
  NET ASSET VALUE AT
  BEGINNING OF PERIOD                              $   8.60       $   8.35       $   8.77       $   8.15       $   9.08
  INCOME FROM INVESTMENT
  OPERATIONS
    Net investment income                              0.42           0.42           0.41           0.44           0.27
    Net realized and unrealized
    gain (loss) on investments                         0.29           0.25          (0.42)          0.94          (0.93)
    Total from investment
    operations                                         0.71           0.67          (0.01)          1.38          (0.66)
  LESS DISTRIBUTIONS
    Dividends from net
    investment income                                 (0.42)         (0.42)         (0.41)         (0.44)         (0.27)
    Distributions from realized gains                 (0.25)            --             --          (0.32)            --
    Total distributions                               (0.67)         (0.42)         (0.41)         (0.76)         (0.27)
  NET ASSET VALUE AT
  END OF PERIOD                                    $   8.64       $   8.60       $   8.35       $   8.77       $   8.15
  TOTAL RETURN                                         8.43%          8.23%          0.02%         17.35%         (3.01%)+
  NET ASSETS AT END OF
  PERIOD (000'S)                                   $  7,575       $  4,627       $  4,215       $  4,497       $  4,627
  RATIO OF EXPENSES TO
  AVERAGE NET ASSETS                                   1.16%          1.15%          1.27%          1.16%          1.37%
  RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET ASSETS                         4.79%          4.98%          4.86%          5.14%          4.47%
  PORTFOLIO TURNOVER RATE                            132.76%        176.50%        136.29%         78.78%        129.56%



  + Total return from February 28, 1994 (initial public offering) to December 31, 1994, not annualized.

SAFECO CALIFORNIA TAX-FREE INCOME FUND
(FOR A NO-LOAD CLASS SHARE
OUTSTANDING THROUGHOUT THE PERIOD)


                                                  FOR THE                NINE-MONTH                 FOR THE
                                                YEAR ENDED              PERIOD ENDED              YEAR ENDED
                                                DECEMBER 31              DECEMBER 31               MARCH 31
                                            1998           1997             1996              1996           1995
  NET ASSET VALUE AT
  BEGINNING OF PERIOD                     $  12.93       $  12.22            $ 11.86        $  11.54       $  11.51
  INCOME FROM INVESTMENT
  OPERATIONS
    Net investment income                     0.60           0.60               0.47            0.62           0.63
    Net realized and unrealized
    gain on investments                       0.18           0.76               0.39            0.40           0.13
    Total from investment
    operations                                0.78           1.36               0.86            1.02           0.76
  LESS DISTRIBUTIONS
    Dividends from net
    investment income                        (0.60)         (0.60)             (0.47)          (0.62)         (0.63)
    Distributions from realized gains        (0.37)         (0.05)             (0.03)          (0.08)         (0.10)
    Total distributions                      (0.97)         (0.65)             (0.50)          (0.70)         (0.73)
  NET ASSET VALUE AT
  END OF PERIOD                           $  12.74       $  12.93            $ 12.22        $  11.86       $  11.54
  TOTAL RETURN                                6.19%         11.55%              7.42%*          8.87%          7.01%
  NET ASSETS AT END OF
  PERIOD (000'S)                          $114,062       $ 88,379            $72,084        $ 70,546       $ 64,058
  RATIO OF EXPENSES TO
  AVERAGE NET ASSETS                          0.68%          0.68%              0.69%**         0.68%          0.70%
  RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET ASSETS                4.60%          4.88%              5.21%**         5.12%          5.65%
  PORTFOLIO TURNOVER RATE                    38.78%          9.83%             10.52%**        16.25%         44.10%


  *  Not annualized.
 **  Annualized.

SAFECO MUNICIPAL BOND FUND
(FOR A NO-LOAD CLASS SHARE
OUTSTANDING THROUGHOUT THE PERIOD)


                                                                     FOR THE
                                                 FOR THE           NINE-MONTH
                                               YEAR ENDED         PERIOD ENDED
                                               DECEMBER 31         DECEMBER 31             FOR THE YEAR ENDED MARCH 31
                                                  1998                1997              1997           1996           1995
  NET ASSET VALUE AT
  BEGINNING OF PERIOD                              $ 14.52             $ 13.98        $  13.69       $  13.36       $  13.27
  INCOME FROM INVESTMENT OPERATIONS
    Net investment income                             0.73                0.75            0.57           0.76           0.77
    Net realized and unrealized
    gain on investments                               0.17                0.70            0.29           0.33           0.12
    Total from investment
    operations                                        0.90                1.45            0.86           1.09           0.89
  LESS DISTRIBUTIONS
    Dividends from net
    investment income                                (0.73)              (0.75)          (0.57)         (0.76)         (0.77)
    Distributions from realized gains                (0.24)              (0.16)             --             --          (0.03)
    Total distributions                              (0.97)              (0.91)          (0.57)         (0.76)         (0.80)
  NET ASSET VALUE AT END OF PERIOD                 $ 14.45             $ 14.52        $  13.98       $  13.69       $  13.36
  TOTAL RETURN                                        6.35%              10.68%           6.42%*         8.23%          7.10%
  NET ASSETS AT END OF
  PERIOD (000'S)                                   $542,181            $502,946       $480,970       $480,643       $472,569
  RATIO OF EXPENSES TO
  AVERAGE NET ASSETS                                  0.51%               0.51%           0.53%**        0.54%          0.56%
  RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET ASSETS                        5.01%               5.31%           5.53%**        5.47%          5.96%
  PORTFOLIO TURNOVER RATE                            20.80%              13.52%           6.66%**       12.60%         26.96%


  *  Not annualized.
 **  Annualized.

SAFECO WASHINGTON STATE MUNICIPAL BOND FUND
(FOR A NO-LOAD CLASS SHARE
OUTSTANDING THROUGHOUT THE PERIOD)


                                                  FOR THE                NINE-MONTH                 FOR THE
                                                YEAR ENDED              PERIOD ENDED              YEAR ENDED
                                                DECEMBER 31              DECEMBER 31               MARCH 31
                                            1998           1997             1996              1996           1995
  NET ASSET VALUE AT
  BEGINNING OF PERIOD                     $  10.95       $  10.53            $ 10.34        $  10.10       $   9.91
  INCOME FROM INVESTMENT
  OPERATIONS
    Net investment income                     0.50           0.50               0.37            0.50           0.49
    Net realized and unrealized
    gain on investments                       0.15           0.42               0.20            0.27           0.19
    Total from investment
    operations                                0.65           0.92               0.57            0.77           0.68
  LESS DISTRIBUTIONS
    Dividends from net
    investment income                        (0.50)         (0.50)             (0.37)          (0.50)         (0.49)
    Distributions from realized gains        (0.32)            --              (0.01)          (0.03)            --
    Total distributions                      (0.82)         (0.50)             (0.38)          (0.53)         (0.49)
  NET ASSET VALUE AT
  END OF PERIOD                           $  10.78       $  10.95            $ 10.53        $  10.34       $  10.10
  TOTAL RETURN                                5.99%          8.94%              5.61%*          7.73%          7.13%
  NET ASSETS AT END OF
  PERIOD (000'S)                          $  8,167       $  7,288            $ 6,558        $  6,489       $  5,953
  RATIO OF EXPENSES TO
  AVERAGE NET ASSETS                          1.03%          1.02%              1.10%**         1.07%          1.09%
  RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET ASSETS                4.50%          4.68%              4.78%**         4.78%          5.06%
  PORTFOLIO TURNOVER RATE                    33.18%         11.67%             15.96%**        20.86%          9.23%


  *  Not annualized.
 **  Annualized.

SAFECO INTERMEDIATE-TERM MUNICIPAL BOND FUND
(FOR A NO-LOAD CLASS SHARE
OUTSTANDING THROUGHOUT THE PERIOD)


                                                  FOR THE                NINE-MONTH                 FOR THE
                                                YEAR ENDED              PERIOD ENDED              YEAR ENDED
                                                DECEMBER 31              DECEMBER 31               MARCH 31
                                            1998           1997             1996              1996           1995
  NET ASSET VALUE AT
  BEGINNING OF PERIOD                     $  10.92       $  10.61            $ 10.49        $  10.17       $  10.13
  INCOME FROM INVESTMENT
  OPERATIONS
    Net investment income                     0.47           0.47               0.35            0.45           0.45
    Net realized and unrealized
    gain on investments                       0.10           0.31               0.12            0.32           0.04
    Total from investment
    operations                                0.57           0.78               0.47            0.77           0.49
  LESS DISTRIBUTIONS
    Dividends from net
    investment income                        (0.47)         (0.47)             (0.35)          (0.45)         (0.45)
  NET ASSET VALUE AT
  END OF PERIOD                           $  11.02       $  10.92            $ 10.61        $  10.49       $  10.17
  TOTAL RETURN                                5.33%          7.50%              4.53%*          7.63%          4.97%
  NET ASSETS AT END OF
  PERIOD (000'S)                          $ 15,487       $ 13,780            $14,172        $ 14,981       $ 13,762
  RATIO OF EXPENSES TO
  AVERAGE NET ASSETS                          0.83%          0.83%              0.89%**         0.84%          0.85%
  RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET ASSETS                4.25%          4.37%              4.40%**         4.29%          4.46%
  PORTFOLIO TURNOVER RATE                     4.29%         10.52%             12.81%**         9.12%          4.27%


  *  Not annualized.
 **  Annualized.

SAFECO INSURED MUNICIPAL BOND FUND
(FOR A NO-LOAD CLASS SHARE
OUTSTANDING THROUGHOUT THE PERIOD)


                                                  FOR THE                NINE-MONTH                 FOR THE
                                                YEAR ENDED              PERIOD ENDED              YEAR ENDED
                                                DECEMBER 31              DECEMBER 31               MARCH 31
                                            1998           1997             1996              1996           1995
  NET ASSET VALUE AT
  BEGINNING OF PERIOD                     $  11.36       $  10.74            $ 10.46        $  10.05       $   9.73
  INCOME FROM INVESTMENT
  OPERATIONS
    Net investment income                     0.49           0.50               0.37            0.48           0.48
    Net realized and unrealized
    gain on investments                       0.17           0.62               0.28            0.41           0.32
    Total from investment
    operations                                0.66           1.12               0.65            0.89            0.8
  LESS DISTRIBUTIONS
    Dividends from net
    investment income                        (0.49)         (0.50)             (0.37)          (0.48)         (0.48)
    Distributions from realized gains        (0.20)            --                 --              --             --
  NET ASSET VALUE AT
  END OF PERIOD                           $  11.33       $  11.36            $ 10.74        $  10.46       $  10.05
  TOTAL RETURN                                5.90%         10.70%              6.31%*          8.95%          8.58%
  NET ASSETS AT END OF
  PERIOD (000'S)                          $ 24,998       $ 16,516            $13,187        $ 11,758       $  8,163
  RATIO OF EXPENSES TO
  AVERAGE NET ASSETS                          0.88%          0.92%              1.00%**         0.99%          1.08%
  RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET ASSETS                4.29%          4.56%              4.66%**         4.53%          5.11%
  PORTFOLIO TURNOVER RATE                    27.30%         13.02%             14.86%**         3.71%         14.76%


  *  Not annualized.
 **  Annualized.

SAFECO MONEY MARKET FUND
(FOR A NO-LOAD CLASS SHARE
OUTSTANDING THROUGHOUT THE PERIOD)


                                               FOR THE YEAR              NINE-MONTH
                                                   ENDED                PERIOD ENDED          FOR THE YEAR ENDED
                                                DECEMBER 31              DECEMBER 31               MARCH 31
                                            1998           1997             1996              1996           1995
  NET ASSET VALUE AT
  BEGINNING OF PERIOD                     $   1.00       $   1.00            $  1.00        $   1.00       $   1.00
  INCOME FROM INVESTMENT OPERATIONS
    Net investment income                     0.05           0.05               0.03            0.05           0.04
  LESS DISTRIBUTIONS
    Dividends from net
    investment income                        (0.05)         (0.05)             (0.03)          (0.05)         (0.04)
  NET ASSET VALUE AT
  END OF PERIOD                           $   1.00       $   1.00            $  1.00        $   1.00       $   1.00
  TOTAL RETURN                                5.08%          4.93%              3.54%*          5.15%          4.20%
  NET ASSETS AT END OF
  PERIOD (000'S)                          $227,329       $176,623            $161,356       $165,122       $171,958
  RATIO OF EXPENSES TO
  AVERAGE NET ASSETS                          0.79%          0.78%              0.81%**         0.78%          0.78%
  RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET ASSETS                4.97%          4.82%              4.66%**         5.04%          4.21%


  *  Not annualized.
 **  Annualized.

SAFECO TAX-FREE MONEY MARKET FUND
(FOR A NO-LOAD CLASS SHARE
OUTSTANDING THROUGHOUT THE PERIOD)


                                                  FOR THE                NINE-MONTH
                                                YEAR ENDED              PERIOD ENDED          FOR THE YEAR ENDED
                                                DECEMBER 31              DECEMBER 31               MARCH 31
                                            1998           1997             1996              1996           1995
  NET ASSET VALUE AT
  BEGINNING OF PERIOD                     $   1.00       $   1.00            $  1.00        $   1.00       $   1.00
  INCOME FROM INVESTMENT
  OPERATIONS
    Net investment income                     0.03           0.03               0.02            0.03           0.03
  LESS DISTRIBUTIONS
    Dividends from net
    investment income                        (0.03)         (0.03)             (0.02)          (0.03)         (0.03)
  NET ASSET VALUE AT
  END OF PERIOD                           $   1.00       $   1.00            $  1.00        $   1.00       $   1.00
  TOTAL RETURN                                3.07%          3.12%              2.29%*          3.44%          2.84%
  NET ASSETS AT END OF
  PERIOD (000'S)                          $ 77,457       $ 75,437            $73,164        $ 79,702       $ 77,320
  RATIO OF EXPENSES TO
  AVERAGE NET ASSETS                          0.63%          0.63%              0.65%**         0.65%          0.64%
  RATIO OF NET INVESTMENT
  INCOME TO AVERAGE NET ASSETS                3.04%          3.11%              3.03%**         3.40%          2.79%


  *  Not annualized
 **  Annualized

FUND DISTRIBUTIONS AND TAX CONSIDERATIONS

WHEN THE FUNDS PAY DISTRIBUTIONS


Each Fund declares DIVIDENDS each business day and pays them monthly. Your shares become entitled to dividends on the next business day after you purchase them. If you request a redemption of all your shares at any time during a month, you will receive all declared dividends through the date of redemption, together with the redemption proceeds. All Funds, except the Money Market and Tax-Free Money Market Funds, pay CAPITAL GAIN DISTRIBUTIONS and special dividends, if any, on the last business day of each year.



Dividends and other distributions paid by a Fund on the No-Load Class and each other Class of its shares are calculated at the same time in the same manner.


HOW DISTRIBUTIONS ARE CREDITED TO YOUR ACCOUNT

We will reinvest your dividends and capital gain distributions at the NAV on the EX-DISTRIBUTION DATE unless you tell us in writing that you wish to receive your distributions in cash. Retirement accounts must reinvest all dividends and other distributions in the distributing Fund.
--------------------------------------------------------------

DIVIDENDS are distributions of a Fund's net investment income -- including interest income and earned discounts -- less expenses.
CAPITAL GAIN DISTRIBUTIONS represent net profits made on securities that are sold for more than they originally cost.
NET ASSET VALUE (NAV) is the market value of one share of a Fund. It is calculated by adding up the value of all the Fund's assets, subtracting liabilities and dividing this sum by the total number of shares owned by the Fund's shareholders.
EX-DISTRIBUTION DATE is the first day that a Fund's NAV is reduced by the amount of the most recently declared distribution.

---------------------------------------------------------------------

HOW DISTRIBUTIONS ARE TAXED

Depending on which Fund you invest in, your dividends may be taxable or wholly or partially tax-free; other distributions will be fully taxable, regardless of the Fund that makes them. If distributions are taxable, they must be included in your taxable income, whether you reinvest the distributions or receive them in cash. Depending on the nature of the distribution, it may be taxed either as ordinary income or capital gain. Thus, distributions of a Fund's taxable dividends and its net short-term capital gains will be taxed to you as ordinary income, while distributions of a Fund's net long-term capital gains (to the extent they exceed its net short-term capital losses) will be taxable to you as long-term capital gain. The tax treatment of capital gain distributions as short-term or long-term depends on how long the Fund held the securities it sold that generated the gain, not on how long you held your Fund shares. Net long-term capital gain distributions generally are taxed to you (if you are a non-corporate shareholder) at a maximum federal tax rate of 20%. We will notify you as to which type of income or gain you are receiving so you can declare it properly on your tax return.

You will be asked to certify on your account application or on a separate form that the taxpayer identification number you provide is correct and that you are not subject to, or are exempt from, backup withholding for previous underreporting to the Internal Revenue Service. Unless you are subject to backup withholding, we will not withhold taxes.

Certain dividends and other distributions declared by a Fund in October, November or December of any year are taxable to its shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to Fund shareholders for the taxable year in which that December 31 falls.


Please note that if you purchase shares shortly before a Fund pays a taxable distribution, you will pay the full price for the shares, then receive part of the price back as a taxable distribution.


HOW DISPOSITIONS OF SHARES ARE TAXED


When you sell (redeem) shares of a Fund, or exchange Fund shares for shares of another SAFECO Fund, you will realize a gain or loss, except that you will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Money Market Fund or the Tax-Free Money Market Fund so long as it maintains a stable share price of $1.00.



If you purchase shares of a Fund within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.


SPECIAL CONSIDERATIONS


U.S. TREASURY SECURITIES. States generally treat distributions of interest on U.S. Treasury securities and other direct obligations of the U.S. government as tax-free income. However, this treatment may depend on a Fund's owning a certain minimum percentage of these securities. The Intermediate-Term U.S. Treasury Fund will invest primarily in these securities, while the GNMA Fund may occasionally invest a portion of its portfolio in these securities.

TAX-EXEMPT BOND FUNDS AND THE TAX-FREE MONEY MARKET FUND. Each of these Funds pays dividends that are exempt from federal income tax. Certain investments may result in taxable income, however. These include the following:
- Any portion of dividends representing net capital gains is taxable.

- Income derived from certain bonds purchased below their issue price is treated as ordinary income.

- Only the Washington State Municipal Bond Fund may purchase so-called "private activity" bonds, possibly generating interest that would constitute a preference item for purposes of the federal alternative minimum tax.

If you buy shares of a Tax-Exempt Bond Fund and sell them at a loss within six months, you may deduct only the amount of the loss that exceeds the amount of dividends from tax-exempt interest that you received during that period.


If you receive Social Security or railroad retirement benefits, you may need to include tax-free Fund distributions as part of your income when determining any federal income tax that may be due on those benefits.



CALIFORNIA TAX-FREE INCOME FUND. The California Tax-Free Income Fund (California
Fund) pays dividends that are exempt from California state personal income taxes. Certain situations, in addition to those above, may result in taxable income, however. These include the following:

- Capital gains distributions paid by the California Fund are treated as long-term capital gains and are taxable as such, regardless of how long the shares have been held.
- Redemptions and exchanges of shares of the California Fund may result in a capital gain or loss for California income tax purposes.

- The tax exemption on interest income from California municipal bonds applies only to individual shareholders. Such income is taxable for most corporate shareholders.

WASHINGTON STATE MUNICIPAL BOND FUND. Currently the state of Washington has no state personal income tax. If Washington enacts a personal income tax, there can be no assurance that the dividends from the Washington State Municipal Bond Fund would be exempt from that tax.


This section summarizes only some of the important federal income tax considerations of which you should be aware. For more information, please see the Statement of Additional Information. Also, there may be other federal, state or local tax considerations unique to your situation. Consult your tax advisor for more guidance.


YOUR INVESTMENT
HOW WE CALCULATE THE VALUE OF YOUR SHARES


The price of a Fund's shares is based on its NAV, which is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 Eastern time, 1:00 p.m. Pacific time) every day the NYSE is open. Your purchase or redemption order will be priced at the next NAV calculated after your order is accepted by the Fund.

To the extent that a Fund's assets are traded in other markets on days when the NYSE is closed, the value of those assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.
--------------------------------------------------------------

The NYSE is closed on the weekends and on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day
---------------------------------------------------------------------


HOW WE VALUE A FUND'S INVESTMENTS



We obtain valuations for each Fund's investments from pricing services. Prices for exchange-traded securities are based on the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions, in which case the value is based on the last reported bid price. Prices for non-exchange traded securities are based on similar securities and quotations from dealers. Investments for which a representative value cannot be established are priced using a method the Board of Trustees believes reflects fair value.


Like most money market funds, each Money Market Fund values securities on the basis of amortized cost. Amortized cost valuation involves valuing a security at its cost and adding or subtracting any discount or premium (reflective of maturity), regardless of the impact of fluctuating interest rates on the market value of the security. This method minimizes the effect of changes in a security's market value and helps each Money Market Fund maintain a stable $1.00 share price.

OPENING AND MAINTAINING YOUR ACCOUNT

TO OPEN AN ACCOUNT:
- Complete an account application and send it to SAFECO Mutual Funds with a check made payable to SAFECO Mutual Funds for your initial investment.
- If you are investing in a retirement account, complete and sign a retirement account application (note: you may not buy tax-free funds for a retirement account).

INVESTING DETAILS

There are several things you must understand before you buy, sell or exchange shares.
- We must have received your completed, signed application and payment before we can conduct any Fund transaction (except when money is wired into an account).
- We do not accept currency and can accept only funds drawn in U.S. dollars on a U.S. bank account.

- Checks should be made payable to SAFECO Mutual Funds. We reserve the right to refuse all third party checks.


- Although we do not normally issue shares in certificate form, we will issue certificates for whole shares free of charge upon your request. If your shares are issued in certificate form, you must endorse and submit them with any sale or exchange request.

- SAFECO Services charges a $10 fee to wire redemption proceeds. In addition, some banks may charge a fee to receive wires.

- We reserve the right to refuse the purchase of shares.

- We may require certified copies of supporting documents and a signature guarantee before we can process some sale and exchange requests (e.g., if we cannot verify a shareholder's signature or in the event of the death of an account owner).

- If you buy shares by any means other than by wire and shortly thereafter sell or exchange your shares, we may hold the proceeds for up to 15 calendar days after purchase or until we are sure that your bank will honor the investment, whichever happens first.


- In addition to a No-Load Class, some of the Funds offer Class A and Class B shares that are sold in a separate prospectus and subject to different fees and expenses.


AUTHORIZING SIGNATURES


On your account application, you will be asked to specify the number of signatures required to authorize account changes and transactions. Please note that allowing fewer than all account owners to authorize account changes and transactions has important implications. For example, one owner of a joint account could redeem shares without the co-owner's signature. If you select fewer than all account owner signatures, you can revoke this election by sending a written request to SAFECO Mutual Funds. Unless you indicate otherwise, we will require that all account owners sign any account change or transaction instructions.


TAX-DEFERRED RETIREMENT PLANS AND ACCOUNTS


SAFECO Mutual Funds offers a variety of tax-deferred retirement plans and accounts for individuals, businesses, and nonprofit organizations. You may establish an account under one of the following that will allow you to defer federal income tax on investment income while you save for retirement. Most of the Funds (other than the Tax-Exempt Bond Funds and the Tax-Free Money Market
Fund) may be used as investment vehicles for these plans and accounts.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)



The maximum annual contribution generally is $2,000 per person. Depending on your situation, your contribution may be partially or fully tax deductible. You pay no tax on the earnings until withdrawal. An annual custodial fee may be charged for any part of a calendar year in which you have an IRA investment in a Fund.



ROTH IRAS



As with a Traditional IRA, a Roth IRA allows you to annually contribute up to $2,000 per person. While contributions to a Roth IRA are NOT tax deductible, earnings are tax-free at withdrawal if you meet certain requirements.



SIMPLIFIED EMPLOYEE PENSION IRAS (SEP-IRAS)



SEP-IRAs are easily administered retirement plans for small businesses and self-employed individuals. Annual contributions up to the lesser of $24,000 or 15% of compensation may be made to SEP-IRA accounts; the annual contribution limit is subject to change. SEP-IRAs have the same investment minimums and custodial fees as Traditional IRAs.



403(b) PLANS


403(b) plans are retirement plans for tax-exempt organizations and school systems to which both employers and employees may contribute. Minimum investment amounts are negotiable.

401(k) PLANS


401(k) plans allow employers and employees to make tax-advantaged contributions to a retirement account. Minimum investment amounts are negotiable.


PROFIT SHARING AND MONEY PURCHASE PENSION PLANS


Each plan allows corporations, partnerships and self-employed persons to make annual, tax-deductible contributions to a retirement account for each person covered by the plan. A plan may be adopted individually or paired with another plan to maximize contributions. Minimum investment amounts are negotiable.



For information about the above accounts and plans, please call us at 1-800-624-5711.

PURCHASING YOUR SHARES


The price you pay for shares of a Fund is its NAV on the day we receive your check, money order, wire or telephone purchase instruction in good order. However, if we receive your investment after the NYSE has closed for the day, the price you will pay is the Fund's NAV as of the next business day. You may purchase shares of a SAFECO Fund only if it is qualified for sale in the state where you live.

  ---------------------------------------------------------------------


  UGMA stands for Uniform Gifts to Minors Act; UTMA stands for Uniform Transfers to Minors Act. Most states have adopted either the UGMA or UTMA, which regulates custodial accounts for minors.

---------------------------------------------------------------------

                                    BY MAIL
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
1. Complete and sign an account application.
2. Send a check made payable to SAFECO Mutual Funds for the appropriate amount:
- If you are opening an IRA or UGMA/UTMA account, send at least $250.
- If you are opening an Education IRA, send $500.
- If you choose the Automatic Investment Method or Payroll Deduction Plan for a regular account on your application, send nothing.*
- If none of the above applies, send a check for at least $1,000 made payable to SAFECO Mutual Funds.
IF YOU ARE BUYING ADDITIONAL SHARES:
- Our Automatic Investment Method allows you to make regular monthly investments by authorizing SAFECO to withdraw a specific amount from your bank account and invest it in the Fund of your choice.
- The minimum investment per Fund is $100. This applies to all accounts except UGMA and UTMA accounts, which have a $50 minimum if you opened the account with an initial investment of at least $250. For more information, call (800) 624-5711.
1. Send a check for the appropriate amount. The Fund may charge you a fee if your check is returned to us by your bank due to non-sufficient funds or other reasons.
2. Enclose the investment slip from your statement, if available.
MAIL TO: SAFECO Mutual Funds
      No-Load Class
      P.O. Box 34890
      Seattle, WA 98124-1890

* If you are an employer that uses group billing, you may establish a self-administered Payroll Deduction Plan in any SAFECO Fund. Payroll deduction amounts are negotiable. For more information, call (800) 624-5711.

                                    BY WIRE
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
1. Call (800) 624-5711 for more information.
IF YOU ARE BUYING ADDITIONAL SHARES:
1. Call the number above and let us know you are wiring money to your account.
2. Have your bank wire at least $100 to the address below.
3. Have your bank include the following information:
- SAFECO Fund name
- SAFECO account number
- Name(s) of the account owner(s).
4. Note that delays caused by inadequate wire instructions are not SAFECO's responsibility.
5. Understand that your bank may charge a fee for wire services.
HAVE YOUR BANK SEND WIRES TO: U.S. Bank of Washington, N.A.,
                      Seattle, WA
                      ABA#1250-0010-5
                      Account #153 5000 60709

                                   IN PERSON
WHETHER YOU ARE BUYING SHARES FOR THE FIRST TIME OR BUYING ADDITIONAL SHARES:
A representative will help you open your account and complete the transaction. VISIT A SAFECO INVESTOR CENTER:
1409 Fifth Avenue, Seattle, WA
4333 Brooklyn Avenue NE, Seattle, WA
7528 164th Avenue NE, Suite A116, Redmond, WA

                                    BY PHONE
This option is not available for new or retirement accounts.
IF YOU ARE BUYING ADDITIONAL SHARES:
1. To become eligible for this service, you must choose it on your initial application, or send a written request at least 15 days prior to your use. You must also designate any other authorized users.
2. You may purchase no more than $50,000 per day and no less than $100 per day.
3. Understand that:
- Money will be transferred from your bank account to your Fund account.
- Your bank may not allow you to transfer money by phone.
- Your bank may charge a fee.
- We record all calls for your protection, and a representative may ask you for identifying information, such as your Social Security number.
- Although our representatives employ security measures to prevent unauthorized account access, we cannot assure you that telephone activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.
- During times of unusual market volatility, you may find it difficult to access SAFECO Mutual Funds by phone.
- SAFECO Mutual Funds is not responsible for the negligence or wrongful acts of third parties.
- We may suspend, limit, modify, or terminate phone transaction privileges at any time without prior notice.
- The Fund may charge you a fee if your bank refuses the transfer from your bank account due to non-sufficient funds or other reasons.
CALL:
(800) 624-5711 M-F between 5:30 a.m. and 7:00 p.m. Pacific time to speak to a representative, or
(800) 835-4391 for our 24-hour Automated Service Line

                                ON THE INTERNET
This option is not available for new or retirement accounts.
IF YOU ARE BUYING ADDITIONAL SHARES:
1. To become eligible for this service, you must choose it on your initial application or send a written request at least 15 business days prior to your use. You must also designate any other authorized users.
2. You may purchase no more than $50,000 per day and no less than $100 per day.
3. Understand that:
- Money will be transferred from your bank account to your Fund account.
- Your bank may not allow you to transfer money over the Internet.
- Your bank may charge a fee.
- Although our Web site employs security measures to prevent unauthorized account access, we cannot assure you that Internet activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.
- During times of unusual market volatility, you may find it difficult to access SAFECO Mutual Funds over the Internet.
- SAFECO Mutual Funds is not responsible for the negligence or wrongful acts of third parties.
- We may suspend, limit, modify, or terminate Internet transaction privileges at any time without prior notice.
- The Fund may charge you a fee if your bank refuses the transfer from your bank account due to non-sufficient funds or other reasons.
VISIT THE SAFECO MUTUAL FUNDS WEB SITE:
www.safecofunds.com

                    THROUGH A REGISTERED SECURITIES DEALER,
                      BANK OR OTHER FINANCIAL INSTITUTION
WHETHER YOU ARE BUYING SHARES FOR THE FIRST TIME OR BUYING ADDITIONAL SHARES:
Understand that:
- Your securities dealer may charge you a fee or impose more restrictions than if you purchase the shares directly from SAFECO Mutual Funds. (SAFECO has no control over or involvement in this fee.)
- Your securities dealer is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.
- SAFECO is not responsible for the actions and recommendations of your securities dealer.
CALL OR VISIT:
Any registered securities dealer, bank or other financial institution who has a signed selling agreement with SAFECO.

                    THROUGH A REGISTERED INVESTMENT ADVISOR
WHETHER YOU ARE BUYING SHARES FOR THE FIRST TIME OR BUYING ADDITIONAL SHARES:
Understand that:
- Your advisor may charge you a fee. (SAFECO has no control over or involvement in this fee.)
- Your advisor is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.
- SAFECO is not responsible for the actions and recommendations of your advisor. CALL OR VISIT:
Any registered investment advisor meeting the following conditions:
- Has a signed agreement with SAFECO, and
- Has a power of attorney on file with SAFECO.

SELLING YOUR SHARES


When you sell shares, we will normally send you a check for the proceeds on the first business day after we receive your redemption request in good order. If we receive your request after the NYSE has closed for the day (1:00 p.m. Pacific time), we will normally send the check two business days later.

The price you receive is the NAV on the day we receive your redemption request. However, if we receive your redemption request after the NYSE has closed for the day, you will receive the NAV as of the next business day.


In unusual situations we may suspend or delay payment for redemptions. This may happen if:


- The NYSE is closed

- NYSE trading is restricted

- The Securities and Exchange Commission declares an emergency

- If you bought shares less than 15 days previous to redemption and SAFECO has not yet received confirmation that your bank will honor the investment.

Also, if immediate payment could adversely affect a Fund, we may need to delay payment for up to seven days.


Distributions from retirement accounts are generally subject to federal income tax withholding. However, under some circumstances, you may elect not to have taxes withheld, or to have taxes withheld at a rate other than the prescribed rate.

                                    BY MAIL
1. Send a letter specifying:
- Account number
- Fund name
- Redemption amount (number of shares or dollar amount)
2. Have the letter signed by the owner(s) of the account. You must have specified on your account application the number of signatures required to authorize the selling of shares.
3. If you are selling shares in a retirement account, let us know the amount, if any, to withhold for taxes or early withdrawal penalties.
4. A signature guarantee may be required for certain transactions. Please call for details.
We will mail you a redemption check or you may pick it up from a SAFECO Investor Center when it is ready. If you wish to have funds transferred directly to your bank account, you must choose this service on your initial application or send a written request at least 15 days prior to using it. SAFECO charges a $10 fee to wire these proceeds, and some banks charge a fee to receive a wire.
If you chose the Systematic Withdrawal Plan, a Fund will automatically sell shares in your account and send you a monthly withdrawal check. The minimum withdrawal for this service is $50 per Fund.
For more information call (800) 624-5711.
MAIL TO: SAFECO Mutual Funds
      No-Load Class
      P.O. Box 34890
      Seattle, WA 98124-1890

                                   IN PERSON
A SAFECO representative will be there to help you with the sale of your shares. Please bring picture identification.
We will mail you a redemption check or you may pick it up from a SAFECO Investor Center when it is ready. If you wish to have funds transferred directly to your bank account, you must choose this service on your initial application or send a written request at least 15 days prior to using it. SAFECO charges a $10 fee to wire these proceeds, and some banks charge a fee to receive a wire.
VISIT A SAFECO INVESTOR CENTER:
1409 Fifth Avenue, Seattle, WA
4333 Brooklyn Avenue NE, Seattle, WA
7528 164th Avenue NE, Suite A116, Redmond, WA

                                    BY PHONE
This option is not available for retirement accounts or for shares issued in certificate form.
Understand that:
- We record all calls for your protection, and a representative may ask you for identifying information, such as your Social Securitiy number.
- Although our representatives employ security measures to prevent unauthorized account access, we cannot assure you that telephone activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.
- During times of unusual market volatility, you may find it difficult to access SAFECO by phone.
- SAFECO is not responsible for the negligence or wrongful acts of third parties.
- We may suspend, limit, modify, or terminate phone transaction privileges at any time without prior notice.
We will mail you a redemption check or you may pick it up from a SAFECO Investor Center when it is ready. If you wish to have funds transferred directly to your bank account, you must choose this service on your initial application or send a written request at least 15 days prior to using it. SAFECO charges a $10 fee to wire these proceeds, and some banks charge a fee to receive a wire.
CALL:
(800) 624-5711 Monday through Friday between 5:30 a.m. and 7:00 p.m.
Pacific time to speak to a representative, or
(800) 835-4391 for our 24-hour Automated Service Line

                                ON THE INTERNET
This option is not available for retirement accounts or if shares are issued in certificate form.
Understand that:
- Although our Web site employs security measures to prevent unauthorized account access, we cannot assure you that Internet activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.
- During times of unusual market volatility, you may find it difficult to access SAFECO Mutual Funds over the Internet.
- SAFECO is not responsible for the negligence or wrongful acts of third parties.
- We may suspend, limit, modify, or terminate Internet transaction privileges at any time without prior notice.
We will transfer the proceeds from your sale to your bank account or mail you a redemption check, or you may pick it up from a SAFECO Investor Center when it is ready. If you wish to have funds transferred directly to your bank account, you must choose this service on your initial application or send a written request at least 15 days prior to using it. SAFECO charges a $10 fee to wire these proceeds, and some banks charge a fee to receive a wire.
VISIT THE SAFECO MUTUAL FUNDS WEB SITE:
www.safecofunds.com

                    THROUGH A REGISTERED SECURITIES DEALER,
                      BANK OR OTHER FINANCIAL INSTITUTION
A securities dealer that has a contract with the Fund distributor may submit redemption requests for you.
Understand that:
- Your securities dealer may charge you a fee for this service. (SAFECO has no control over or involvement in this fee.)
- Your securities dealer is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.
- SAFECO is not responsible for the actions and recommendations of your securities dealer.
CALL OR VISIT:
Any registered securities dealer who has a signed selling agreement with SAFECO.

                    THROUGH A REGISTERED INVESTMENT ADVISOR
An investment advisor may submit redemption requests for you.
Understand that:
- Your advisor may charge you a fee. (SAFECO has no control over or involvement in this fee.)
- Your advisor is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.
- SAFECO is not responsible for the actions and recommendations of your advisor. CALL OR VISIT:
Any registered investment advisor meeting the following conditions:
- Has a signed agreement with SAFECO, and
- Has a power of attorney on file with SAFECO.

EXCHANGING SHARES FROM ONE FUND TO ANOTHER

HOW TO MAKE AN EXCHANGE

An exchange is when you sell shares of one Fund and buy shares of another in the same account with the same owner(s). Here are some things you should know about exchanges:

- Under normal circumstances, we will buy shares of the Fund into which you are exchanging on the same day that we process your order to sell.

- If immediate payment could adversely affect a Fund, we may need to delay the purchase of shares in the new Fund for up to seven days.

- Mutual fund exchanges are taxable events. You may realize a capital gain or loss when you make an exchange.

- Always read the prospectus before making an exchange into a Fund that is new to you.

EXCHANGE LIMITATIONS

Keep in mind that mutual funds are not intended to be used as vehicles for frequent trading in response to short-term market fluctuations. Market-timing and similar investment strategies disrupt efficient portfolio management and increase transaction costs for all shareholders. For this reason, we have instituted certain policies to discourage excessive exchange or SIMULTANEOUS ORDER TRANSACTIONS.

You may buy shares of a SAFECO Fund by exchange only if it is qualified for sale in the state where you live.


- You may enter no more than four exchanges or simultaneous order transactions in any 12-month period. However, we reserve the right to refuse exchanges at any time. In addition, in the case where an exchange could adversely affect the performance and investment objective of the Fund, we may terminate privileges without prior notice. Under normal circumstances, we will give you 60 days' notice before terminating your exchange privileges.


- You may buy shares of a SAFECO Fund by exchange only if it is qualified for sale in the state where you live.
--------------------------------------------------------------
SIMULTANEOUS ORDER TRANSACTIONS involve a redemption from one SAFECO Fund and reinvestment shortly thereafter into another SAFECO Fund. We will use our discretion in determining when a simultaneous order transaction takes place.
---------------------------------------------------------------------

                                    BY MAIL
1. Send a letter specifying:
- Account number
- Name of the Fund you wish to exchange out of
- Name of the Fund you wish to exchange into
- Amount of the exchange (number of shares or dollar amount)
2. Have the letter signed by the owner(s) of the account. You must have specified on your account application the number of signatures required to authorize the exchange of shares.
MAIL TO: SAFECO Mutual Funds
      No-Load Class
      P.O. Box 34890
      Seattle, WA 98124-1890

                                   IN PERSON
A representative will be there to help you with your exchange.
VISIT A SAFECO INVESTOR CENTER:
1409 Fifth Avenue, Seattle, WA
4333 Brooklyn Avenue NE, Seattle, WA
7528 164th Avenue NE, Suite A116, Redmond, WA

                                    BY PHONE
This option is not available for shares issued in certificate form.
1. You must exchange $1,000 or more.
2. To become eligible for this service, you must choose it on your initial application or we must have received your written request prior to your use. You must also designate any other authorized users.
3. Understand that:
- We record all calls for your protection, and a representative may ask you for identifying information, such as your Social Security number.
- Although our representatives employ security measures to prevent unauthorized account access, we cannot assure you that telephone activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.
- During times of unusual market volatility, you may find it difficult to access SAFECO by phone.
- SAFECO is not responsible for the negligence or wrongful acts of third parties.
- We may suspend, limit, modify, or terminate phone transaction privileges at any time without prior notice.
CALL:
(800) 624-5711 Monday through Friday between 5:30 a.m. and 7:00 p.m.
Pacific time to speak to a representative, or
(800) 835-4391 for our 24-hour Automated Service Line

                                ON THE INTERNET
This option is not available for shares issued in certificate form.
1. You must exchange $1,000 or more.
2. You are automatically enrolled in this service unless you decline it on the initial application.
3. Understand that:
- Although our Web site employs security measures to prevent unauthorized account access, we cannot assure you that Internet activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.
- During times of unusual market volatility, you may find it difficult to access SAFECO Mutual Funds over the Internet.
- SAFECO is not responsible for the negligence or wrongful acts of third parties.
- We may suspend, limit, modify, or terminate Internet transaction privileges at any time without prior notice.
VISIT THE SAFECO MUTUAL FUNDS WEB SITE:
www.safecofunds.com

                    THROUGH A REGISTERED SECURITIES DEALER,
                      BANK OR OTHER FINANCIAL INSTITUTION
A securities dealer that has a contract with the Fund distributor may submit exchange requests for you.
Understand that:
- Your securities dealer may charge you a fee for this service. (SAFECO has no control over or involvement in this fee.)
- Your securities dealer is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.
- SAFECO is not responsible for the actions and recommendations of your securities dealer.
CALL OR VISIT:
Any registered securities dealer.

                    THROUGH A REGISTERED INVESTMENT ADVISOR
A registered investment advisor may submit exchange requests for you.
Understand that:
- Your advisor may charge you a fee. (SAFECO has no control over or involvement in this fee.)
- Your advisor is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.
- SAFECO is not responsible for the actions and recommendations of your advisor. CALL OR VISIT:
Any registered investment advisor meeting the following conditions:
- Has a signed agreement with SAFECO, and
- Has a power of attorney on file with us.

REDEMPTION CHECKS -- MONEY MARKET FUNDS ONLY


If you are a shareholder in one of the SAFECO Money Market Funds, we will send you, upon request and free of charge, redemption checks that allow you to withdraw funds from your account.

Checks may be made payable to anyone and must be:

- $500 or more

- Signed by the authorized account holders

If you write more than one check against insufficient funds, we may close your account.

MAINTAINING YOUR ACCOUNT

ACCOUNT STATEMENTS

Each quarter you will receive an account statement showing your Fund holdings and any transactions that have occurred during the statement period. You will also receive a statement after each transaction that affects your account balance. Please review the statement for accuracy as soon as you receive it. If you don't notify us within 30 days, we will assume the transactions listed on your statement are correct.

We will also be sending you semi-annual and annual reports. To reduce the volume of mail, we will send only one copy of these reports and the prospectus to a household (same surname, same address) unless you request otherwise.


Certain documents may be delivered to you electronically, at your request.


Maintaining small accounts increases expenses for all shareholders. For this reason, we may close your account if it falls below $100. If this happens, we will first give you at least 60 days' notice, then redeem your shares at net asset value and send the proceeds to you.

We will reinvest into your account any undeliverable and uncashed dividends and other distribution checks that remain outstanding over six months. This reinvestment will reflect the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

ACCOUNT CHANGES

TO CHANGE YOUR ACCOUNT REGISTRATION:

Send a written request to SAFECO Mutual Funds, P.O. Box 34890, Seattle, WA 98124-1890. Make sure the request is signed by the authorized owner(s) of the account as specified on your account application.

TO MAKE CHANGES TO YOUR AUTOMATIC INVESTMENT METHOD OR SYSTEMATIC
WITHDRAWAL PLAN:

Send your request in writing as indicated above. Or, if you have previously selected the single signature authorization for your account and have enrolled in the telephone option service, you may place your request by telephone.

                             SAFECO FAMILY OF FUNDS
                ------------------------------------------------

STABILITY OF PRINCIPAL

SAFECO Money Market Fund
SAFECO Tax-Free Money Market Fund

BOND INCOME

SAFECO Intermediate-Term U.S. Treasury Fund
SAFECO GNMA Fund
SAFECO High-Yield Bond Fund
SAFECO Managed Bond Fund

TAX-FREE BOND INCOME

SAFECO Intermediate-Term Municipal Bond Fund
SAFECO Insured Municipal Bond Fund
SAFECO Municipal Bond Fund
SAFECO California Tax-Free Income Fund
SAFECO Washington State Municipal Bond Fund

HIGH CURRENT INCOME WITH LONG-TERM GROWTH

SAFECO Income Fund

LONG-TERM GROWTH

SAFECO Growth Fund
SAFECO Equity Fund
SAFECO Northwest Fund
SAFECO International Stock Fund
SAFECO Balanced Fund
SAFECO Small Company Stock Fund
SAFECO U.S. Value Fund

                              FOR MORE INFORMATION
                ------------------------------------------------

If you would like more information, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS


Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports. In a Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected its performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds. A current SAI is on file with the Securities and Exchange Commission, is incorporated herein by reference and is legally considered part of this prospectus.

For these documents or to discuss your questions about the Funds,

WRITE TO: SAFECO Mutual Funds
       No-Load Class Shares
       P.O. Box 34890
       Seattle, WA 98124-1890

CALL: 1-800-624-5711

    Deaf and Hard of Hearing TTY/TDD Service: 1-800-438-8718

VISIT OUR WEB SITE: www.safecofunds.com

E-MAIL: mfunds@safeco.com

Or contact the SEC:

WRITE TO:SEC Public Reference Room
         450 Fifth Street, N.W.
       Washington, DC 20549-6009

CALL: 1-800-SEC-0330

VISIT THE SEC'S WEB SITE: http://www.sec.gov

VISIT THE SEC'S PUBLIC REFERENCE ROOM: 450 Fifth Street, N.W., Washington, DC 20549-6009


NOTE: THE SEC MAY CHARGE A FEE FOR DOCUMENTS.


                                              SEC 1940 ACT FILE NUMBERS 811-5574
                                                                        811-7300
                                                                        811-3347
                                                                        811-6667

FOR CLIENT SERVICES OR
TO REQUEST A PROSPECTUS:


  1-800-624-5711



FOR 24-HOUR AUTOMATED
PERFORMANCE INFORMATION
AND TRANSACTIONS:


  1-800-835-4391



FOR RETIREMENT SERVICES:


  1-800-595-2193
  *All telephone calls are tape-recorded for your protection.



WEB SITE: www:safecofunds.com



EMAIL: mfunds@safeco.com



MAILING ADDRESS:


  SAFECO Mutual Funds
  No-Load Class Shares
  P.O. Box 34890
  Seattle, WA 98124-1890



EXPRESS/OVERNIGHT MAIL:


  SAFECO Mutual Funds
  No-Load Class Shares
  10865 Willows Rd N.E.
  Redmond, WA 98052



DISTRIBUTOR:


  SAFECO Securities, Inc.



YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS, OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUNDS IN ANY STATE UNLESS THE SHARES ARE QUALIFIED FOR SALE THERE.


                                     [LOGO]
                                                                          507046


                                                                      [LOGO]
GMF979 4/99     -REGISTERED TRADEMARK-REGISTERED TRADEMARK OF SAFECO CORPORATION

                    THIS PAGE IS NOT PART OF THE PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 NO-LOAD CLASS


       SAFECO COMMON STOCK TRUST:              SAFECO TAXABLE BOND TRUST:
           SAFECO GROWTH FUND                   SAFECO INTERMEDIATE-TERM
           SAFECO EQUITY FUND                      U.S. TREASURY FUND
           SAFECO INCOME FUND                  SAFECO HIGH-YIELD BOND FUND
          SAFECO NORTHWEST FUND                     SAFECO GNMA FUND
          SAFECO BALANCED FUND
     SAFECO INTERNATIONAL STOCK FUND           SAFECO MANAGED BOND TRUST:
     SAFECO SMALL COMPANY STOCK FUND            SAFECO MANAGED BOND FUND
          SAFECO U.S.VALUE FUND

      SAFECO TAX-EXEMPT BOND TRUST:            SAFECO MONEY MARKET TRUST:
   SAFECO INTERMEDIATE-TERM MUNICIPAL           SAFECO MONEY MARKET FUND
                BOND FUND                   SAFECO TAX-FREE MONEY MARKET FUND
   SAFECO INSURED MUNICIPAL BOND FUND
       SAFECO MUNICIPAL BOND FUND
    SAFECO CALIFORNIA TAX-FREE INCOME
                  FUND
 SAFECO WASHINGTON STATE MUNICIPAL BOND
                  FUND



This Statement of Additional Information ("SAI") is not a prospectus itself. It should be read in conjunction with the No-Load Prospectus dated April 30, 1999 for each Fund listed above (collectively, "Funds"). To receive a copy of the Funds' Prospectus, write to: SAFECO Mutual Funds, P.O. Box 34890, Seattle, Washington 98124-1890, or call:

          Nationwide               Deaf and Hard of Hearing
          800-624-5711             TDD/TTY Service
                                   800-438-8718

The date of the most current Prospectus to which this SAI relates is April 30, 1999.

The date of this SAI is April 30, 1999.

                                TABLE OF CONTENTS

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .
OVERVIEW OF INVESTMENT POLICIES. . . . . . . . . . . . . . . . . . . . . .
I.   Fundamental Investment Policies . . . . . . . . . . . . . . . . . . .
II.  Non-Fundamental Investment Policies
ADDITIONAL INVESTMENT INFORMATION. . . . . . . . . . . . . . . . . . . . .
SPECIAL RISKS OF BELOW INVESTMENT GRADE BONDS. . . . . . . . . . . . . . .
SPECIAL RISKS OF FOREIGN INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . .
INVESTMENT RISKS OF CONCENTRATION IN CALIFORNIA AND
     WASHINGTON ISSUERS. . . . . . . . . . . . . . . . . . . . . . . . . .
REDEMPTION IN KIND . . . . . . . . . . . . . . . . . . . . . . . . . . . .
INFORMATION ON CALCULATION OF NET ASSET
     VALUE PER SHARE . . . . . . . . . . . . . . . . . . . . . . . . . . .
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .
INFORMATION ON DIVIDENDS FOR THE
     MONEY MARKET FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . .
MANAGEMENT OF THE FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . .
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF
     CERTAIN FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . .
INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . . .
BROKERAGE PRACTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . .
TAX INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .
DESCRIPTION OF RATINGS . . . . . . . . . . . . . . . . . . . . . . . . . .

GENERAL INFORMATION

Each of the SAFECO Common Stock Trust (the "Common Stock Trust"), the SAFECO Managed Bond Trust (the "Managed Bond Trust"), the SAFECO Tax-Exempt Bond Trust (the "Tax-Exempt Bond Trust"), SAFECO Taxable Bond Trust (the "Taxable Bond Trust"), and the SAFECO Money Market Trust (the "Money Market Trust") was established as a Delaware business trust under a Declaration of Trust dated
May 13, 1993. All are registered as open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").

The Common Stock Trust offers its shares through eight diversified mutual funds: the SAFECO Growth Fund ("Growth Fund"), SAFECO Equity Fund ("Equity Fund"), SAFECO Income Fund ("Income Fund"), SAFECO Northwest Fund ("Northwest Fund"), SAFECO International Stock Fund ("International Fund"), SAFECO Balanced Fund ("Balanced Fund"), SAFECO Small Company Stock Fund ("Small Company Fund"), and SAFECO U.S. Value Fund ("U.S. Value Fund"). The Taxable Bond Trust offers its shares through three diversified mutual funds: the SAFECO Intermediate-Term U.S. Treasury Fund ("Intermediate-Term U.S. Treasury Fund"), the SAFECO GNMA Fund ("GNMA Fund"), and the SAFECO High-Yield Bond Fund ("High-Yield Fund"). The Managed Bond Trust offers it shares through a single mutual fund, the SAFECO Managed Bond Fund ("Managed Bond Fund"). The Tax-Exempt Bond Trust offers its shares through five diversified mutual funds (collectively, the "Tax-Exempt Bond Funds"): the SAFECO Intermediate-Term Municipal Bond Fund ("Intermediate-Term Municipal Bond Fund"), the SAFECO Insured Municipal Bond Fund ("Insured Municipal Bond Fund"), the SAFECO Municipal Bond Fund ("Municipal Fund"), the SAFECO California Tax-Free Income Fund ("California Tax-Free Income Fund"), and the SAFECO Washington State Municipal Bond Fund ("Washington Municipal Bond Fund"). The Money Market Trust offers its shares through two diversified mutual funds: the SAFECO Money Market Fund ("Money Market Fund"), and the SAFECO Tax-Free Money Market Fund ("Tax-Free Money Market Fund") (collectively, the "Money Market Funds").

Four of the Funds offer only No-Load Class Shares. They are: the GNMA Fund, the Intermediate-Term Municipal Bond Fund, the Insured Municipal Bond Fund, and the Tax-Free Money Market Fund. All of the other Funds offer multiple classes of shares. No-Load Class Shares of each Fund are described in this SAI.


OVERVIEW OF INVESTMENT POLICIES

The investment policies of the Funds are described in the Prospectuses and this SAI. These policies state the investment practices that the Funds will follow, in some cases limiting investments to a certain percentage of assets, as well as those investment activities that are prohibited. The types of securities (E.G., common stock, U.S. government securities or bonds) the Funds may purchase are disclosed in the

Prospectuses and this SAI. The Funds have no intention to purchase securities that the following policies permit, but which are not currently described in the Fund's Prospectus or this SAI. If a policy's percentage limitation is adhered to immediately after and as a result of an investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether a Fund complies with the applicable limitation (except to the extent the change may impact a Fund's borrowing limit).

With respect to the investment restrictions of the Tax-Exempt Bond Funds and the Tax-Free Money Market Fund, the entity that has the ultimate responsibility for the payment of interest and principal on a particular security generally is deemed to be its issuer for purposes of such Funds' investment policies. The identification of the issuer of a tax-exempt security for purposes of diversification depends on the terms and conditions of the security. For example, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer for diversification purposes. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer for purposes of diversification.

Each Fund's fundamental policies can only be changed with the approval of a "majority of its outstanding voting securities," as defined by the 1940 Act.
For purposes of such approval, the vote of a majority of the outstanding voting securities of a Fund means the vote, at a meeting of the shareholders of such Fund duly called, of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

Non-fundamental policies may be changed without shareholder approval.


I.   FUNDAMENTAL INVESTMENT POLICIES

          The six (6) fundamental investment policies listed below apply to all
          Funds:

          1. The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

          2. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

          3. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          4. The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts or investing in securities that are secured by physical commodities.

          5. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

          6. The Fund will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

          The fundamental policy below applies to all Funds except the Money Market Fund and the Tax-Free Money Market Fund:

          7. The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          The fundamental policy below applies to the MONEY MARKET FUND:

          8. The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or certain bank instruments issued by domestic banks.

          The fundamental policy below applies to the TAX-FREE MONEY MARKET
          FUND:

          9. The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or governmental issuers of special or general tax-exempt securities, or certain bank instruments issued by domestic banks.

          The fundamental policy below applies only to the INTERMEDIATE-TERM MUNICIPAL BOND FUND, INSURED MUNICIPAL BOND FUND, WASHINGTON MUNICIPAL BOND FUND, MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND AND TAX-FREE MONEY MARKET FUND:

          10. During normal market conditions, the Fund will not invest less than 80% of its net assets in obligations the interest on which is exempt from federal income tax and, in the case of the California Tax-Free Income Fund, also from California state personal income tax.

II.  NON-FUNDAMENTAL INVESTMENT POLICIES

A.   GROWTH FUND

          In addition to the policies described in the Growth Fund's Prospectus, the Growth Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

          1. The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

          2. The Fund will not buy or sell foreign exchange, except as necessary to convert the proceeds of the sale of foreign portfolio securities into U.S. dollars.

          3. The Fund will not purchase securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

          4. The Fund may purchase as temporary investments for its cash commercial paper, certificates of deposit, no-load, open-end money market funds, repurchase agreements (subject to the non-fundamental restriction on illiquid securities) or any other short-term instrument that SAFECO Asset Management Company ("SAM") deems appropriate.

          5. The Fund may invest up to 10% of its total assets in shares of real estate investment trusts.

          6. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          7. The Fund will not purchase foreign securities unless (a) such securities are listed on a national securities exchange, and (b) such purchase, at the time thereof, would not cause more than 10% of the total assets of the Fund (taken at market value) to be invested in foreign securities.

B.   EQUITY FUND

          In addition to the policies described in the Equity Fund's Prospectus, the Equity Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

          1. The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

          2. The Fund will not purchase foreign securities unless (a) such securities are listed on a national securities exchange, and (b) such purchase, at the time thereof, would not cause more than 10% of the total assets of the Fund (taken at market value) to be invested in foreign securities.

          3. The Fund will not trade in foreign currency, except as may be necessary to convert the proceeds of the sale of foreign portfolio securities into U.S. dollars.

          4. The Fund may purchase as temporary investments for its cash commercial paper, certificates of deposit, repurchase agreements (subject to the non-fundamental restriction on illiquid securities) or any other short-term instrument SAM deems appropriate.

          5. The Fund may invest up to 10% of its total assets in shares of real estate investment trusts.

          6. The Fund may invest in securities convertible into common stock, but less than 35% of its total assets will be invested in such securities.

          7. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

C.   INCOME FUND

          In addition to the policies described in the Income Fund's Prospectus, the Income Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

          1. The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

          2. The Fund will not buy or sell foreign exchange, except as necessary to convert the proceeds of the sale of foreign portfolio securities into U.S. dollars.

          3. The Fund will invest primarily in common stock and may also invest in convertible and non-convertible bonds and preferred stock.

          4. The Fund may purchase as temporary investments for its cash commercial paper, certificates of deposit, no-load, open-end money market funds, repurchase agreements (subject to the non-fundamental restriction on illiquid securities) or any other short-term instrument SAM deems appropriate.

          5. The Fund may invest up to 10% of its total assets in shares of real estate investment trusts.

          6. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          7. The Fund will not purchase foreign securities unless (a) such securities are listed on a national securities exchange, and (b) such purchase, at the time thereof, would not cause more than 10% of the total assets of the Fund (taken at market value) to be invested in foreign securities.

D.   NORTHWEST FUND

          In addition to the policies described in the Northwest Fund's Prospectus, the Northwest Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

          1. The Fund will not buy or sell foreign exchange, except as may be necessary to invest the proceeds of the sale of foreign securities in the Fund's portfolio in U.S. dollars.

          2. The Fund may invest in shares of common stock selected primarily for potential appreciation.

          3. The Fund may occasionally invest in securities convertible into common stock when, in the opinion of SAM, the expected total return of a convertible security exceeds the expected total return of common stock eligible for purchase by the Fund.

          4. The Fund may purchase as temporary investments for its cash commercial paper, certificates of deposit, shares of no-load, open-end money market funds, repurchase agreements (subject to the non-fundamental restriction on illiquid securities) or any other short-term instrument that SAM deems appropriate.

          5. The Fund will not purchase foreign securities unless (a) such securities are listed on a national securities exchange, and (b) such purchase, at the time thereof, would not cause more than 10% of the total assets of the Fund (taken at market value) to be invested in foreign securities.

          6. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          7. The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

E.   BALANCED FUND

          In addition to the policies described in the Balanced Fund's Prospectus, the Balanced Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

          1. The Fund will not invest more than 10% of its total assets in real estate investment trusts, nor will the Fund invest in interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships not listed or traded on the Nasdaq Stock Market ("Nasdaq") if, as a result, the sum of such interests considered illiquid and other illiquid securities would exceed 15% of the Fund's net assets.

          2. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          3. The Fund may borrow money only from a bank or SAFECO Corporation or affiliates thereof or by engaging in reverse repurchase agreements with any party. The Fund will not purchase any securities while borrowings equal to or greater than 5% of its total assets are outstanding.

          4. The Fund will not purchase securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

          5. The Fund will not make loans to any person, firm or corporation, but the purchase by the Fund of a portion of an issue of publicly distributed bonds, debentures or other securities issued by persons other than the Fund, whether or not the purchase was made upon the original issue of securities, shall not be considered a loan within the prohibition of this section.

F.   INTERNATIONAL FUND

          In addition to the policies described in the International Fund's Prospectus, the International Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

          1. The Fund will not invest more than 10% of its total assets in real estate investment trusts, nor will the Fund invest in interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships not listed or traded on Nasdaq if, as a result, the sum of such interests considered illiquid and other illiquid securities would exceed 15% of the Fund's net assets.

          2. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          3. The Fund may borrow money only from a bank or SAFECO Corporation or affiliates thereof or by engaging in reverse repurchase agreements with any party. The Fund will not purchase any securities while borrowings equal to or greater than 5% of its total assets are outstanding.

          4. The Fund will not purchase securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

          5. The Fund will not make loans to any person, firm or corporation, but the purchase by the Fund of a portion of an issue of publicly distributed bonds, debentures or other securities issued by persons other than the Fund, whether or not the purchase was made upon the original issue of securities, shall not be considered a loan within the prohibition of this section.

G.   SMALL COMPANY FUND

          In addition to the policies described in the Small Company Fund's Prospectus, the Small Company Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

          1. The Fund will not invest more than 10% of its total assets in real estate investment trusts, nor will the Fund invest in interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships not listed or traded on Nasdaq if, as a result, the sum of such interests considered illiquid and other illiquid securities would exceed 15% of the Fund's net assets.

          2. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          3. The Fund will not purchase securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

          4. The Fund will not make loans to any person, firm or corporation, but the purchase by the Fund of a portion of an issue of publicly distributed bonds, debentures or other securities issued by persons other than the Fund, whether or not the purchase was made upon the original issue of securities, shall not be considered a loan within the prohibition of this section.

H.   U.S. VALUE FUND

          In addition to the policies described in the U.S. Value Fund's Prospectus, the U.S. Value Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

          1. The Fund will not invest more than 10% of its total assets in real estate investment trusts, nor will the Fund invest in interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships not listed or traded on the Nasdaq Stock Market if, as a result, the sum of such interests considered illiquid and other illiquid securities would exceed 15% of the Fund's net assets.

          2. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          3. The Fund may borrow money only from a bank or SAFECO Corporation or affiliates thereof or by engaging in reverse repurchase agreements with any party. The Fund will not purchase any securities while borrowings equal to or greater than 5% of its total assets are outstanding.

          4. The Fund will not purchase securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

          5. The Fund will not make loans to any person, firm or corporation, but the purchase by the Fund of a portion of an issue of publicly distributed bonds, debentures or other securities issued by persons other than the Fund, whether or not the purchase was made upon the original issue of securities, shall not be considered a loan within the prohibition of this section.

I.   INTERMEDIATE-TERM U.S. TREASURY
     FUND, GNMA FUND, HIGH-YIELD FUND

          In addition to the policies described in above-referenced Funds' Prospectus, the Intermediate-Term U.S. Treasury Fund, GNMA Fund and High-Yield Fund have adopted the following non-fundamental investment policies. These policies may be changed without shareholder approval:

          1. The Intermediate Term U.S. Treasury Fund and High-Yield Bond Fund may each invest up to five percent (5%) of its total assets in securities the interest on which is exempt from federal income tax. The GNMA Fund may not invest in such tax-exempt securities.

          2. The Fund will not trade in foreign currency, except as may be necessary to convert the proceeds of the sale of foreign securities in the Fund's portfolio into U.S. dollars.

          3. The Fund may purchase "when-issued" or "delayed-delivery" securities or purchase or sell securities on a "forward commitment" basis.

          4. The Fund will not invest in any security issued by a commercial bank unless (a) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of a United States bank which does not have assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal sum of each investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (b) in the case of a U.S. bank, it is a member of the FDIC and (c) in the case of a foreign bank, the security is, in the opinion of the Fund's investment advisor, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investment in securities issued by foreign branches of U.S. banks, provided the U.S. banks meet the foregoing requirements.

          5. The Intermediate Term U.S. Treasury Fund may invest up to five percent (5%) of its total assets in Yankee Sector debt securities and up to five percent (5%) of its total assets in Eurodollar bonds.

          6. The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

          7. The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

J.   MANAGED BOND FUND

          In addition to the policies described in the Managed Bond Fund's Prospectus, the Managed Bond Fund has adopted the following non-fundamental investment policies. These policies may be changed without shareholder approval:

          1. The Fund will not purchase securities if borrowings equal to or greater than five percent (5%) of the Fund's total assets are outstanding.

          2. The Fund will invest at least sixty-five percent (65%) of its total assets in fixed income obligations.

          3. The Fund will invest at least fifty percent (50%) of its total assets in obligations of or guaranteed by the U.S. Government, its agencies and instrumentalities.

          4. The Fund may invest up to fifty percent (50%) of its total assets in corporate debt securities or Eurodollar bonds.

          5. The Fund may invest up to ten percent (10%) of its total assets in Yankee Sector debt obligations.

          6. The Fund may purchase securities on a when-issued or delayed-delivery basis or may purchase or sell securities on a forward commitment basis.

          7. The Fund may temporarily invest its cash in high quality commercial paper, certificates of deposit, shares of no-load, open-end money market funds, repurchase agreements or any other short-term instrument the Fund's investment advisor deems appropriate.

          8. The Fund may hold cash as a temporary defensive measure when market conditions so warrant.

          9. The Fund may invest up to five percent (5%) of its total assets in securities the interest on which is exempt from federal income tax.

          10. The Fund may invest up to five percent (5%) of its total assets in shares of real estate investment trusts.

          11. The Fund will not purchase securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

          12. The Fund will not purchase foreign securities unless (a) such securities are listed on a national securities exchange, and (b) such purchase, at the time thereof, would not cause more than 10% of the total assets of the Fund (taken at market value) to be invested in foreign securities.

          13. The Fund will not buy or sell foreign currency, except as may be necessary to invest the proceeds of the sale of any foreign securities held by the Fund in U.S. dollars.

          14. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

K. INTERMEDIATE-TERM MUNICIPAL BOND FUND, INSURED MUNICIPAL BOND FUND, MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND AND WASHINGTON MUNICIPAL BOND FUND

          In addition to the policies described in the above-referenced Funds' Prospectus, the Tax-Exempt Bond Funds have adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

          1. Each Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

          2. Each Fund will not permit 25% or more of its total assets to be invested in municipal obligations and other permitted investments, the interest on which is payable from revenues on similar types of projects. As a matter of operating policy, similar types of projects may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air or water pollution control projects.

          MUNICIPAL BOND FUND AND CALIFORNIA TAX-FREE INCOME FUND:

          1. Each Fund may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), or IBCA Fitch Investor Service, Inc. ("Fitch"); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by Moody's, S&P or Fitch; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. Government; tax-exempt commercial paper assigned one of the two highest grades by Moody's, S&P or Fitch; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase. The Funds do not currently intend to rely on Fitch ratings.

          2. Each Fund may invest in obligations of the U.S. Government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable for federal income tax purposes.

          3. Each Fund may invest in municipal notes, including tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper.

          4. Each Fund may invest twenty-five percent (25%) or more of its assets in industrial development bonds.

          5. Each Fund may purchase or sell securities on a "when-issued" or "delayed-delivery" basis.

          6. Each Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          7. Each Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

          INTERMEDIATE-TERM MUNICIPAL BOND FUND, INSURED MUNICIPAL BOND FUND AND WASHINGTON MUNICIPAL BOND FUND:

          1. Will not purchase securities if borrowings equal to or greater than five percent (5%) of its total assets are outstanding.

          2. Will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          INTERMEDIATE-TERM MUNICIPAL BOND FUND, INSURED MUNICIPAL BOND FUND, AND MUNICIPAL BOND FUND:

          1. Will not permit 25% or more of its total assets to be invested in securities whose issuers are located in the same state.

L.   MONEY MARKET FUND

          In addition to the policies described in the Money Market Fund's Prospectus, the Money Market Fund has adopted the three non-fundamental policies noted below. These policies may be changed without shareholder approval:

          1. The Money Market Fund will not buy or sell foreign currency, except as may be necessary to convert the proceeds of the sale of foreign securities in the Fund's portfolio into U.S. dollars.

          2. The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets.

          3. The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

M.   TAX-FREE MONEY MARKET FUND

          In addition to the policies described in the Tax-Free Money Market Fund's Prospectus, the Tax-Free Money Market Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

          1. The Fund will not purchase the securities of any issuer, other than securities issued or guaranteed by the U.S.

               Government, its agencies or instrumentalities, if as a result, more than five percent (5%) of the value of its total assets would be invested in the securities of such issuer. Notwithstanding this policy, the Tax-Free Money Market Fund may invest up to 25% of its total assets in the first tier securities (as defined below) of a single issuer for up to three business days after purchase. First tier securities are securities (1) rated in the highest short-term category by two nationally recognized statistical rating organizations ("NRSROs"); (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the securities a short-term rating; or (3) unrated, but determined by SAM to be of comparable quality.

          2. The Fund will not buy or sell foreign currency, except as may be necessary to convert the proceeds of the sale of foreign securities in the Fund's portfolio into U.S. dollars.

          3. The Fund may purchase shares of no-load, open-end investment companies that invest in tax-exempt securities with remaining maturities of thirteen (13) months or less.

          4. The Fund reserves the right to hold cash, if necessary, as a temporary defensive measure or in an emergency situation.

          5. The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

          6. The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets.

ADDITIONAL INVESTMENT INFORMATION

STOCK FUNDS

The Growth Fund, Equity Fund, Income Fund, Northwest Fund, Balanced Fund, International Fund, Small Company Fund, and U.S. Value Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. COMMON STOCKS AND PREFERRED STOCKS. Common stocks represent equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. The risk characteristics of preferred stocks are similar to those of common stocks, except that preferred stocks are generally subject to less risk than common stocks.

2. BONDS AND OTHER DEBT SECURITIES. The Funds may invest in bonds and other debt securities that are rated investment grade, or unrated bonds determined by SAM to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's and BBB by S&P) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     Bonds and debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

3. CONVERTIBLE SECURITIES. Convertible bonds and convertible preferred stock may be exchanged for a stated number of shares of the issuer's common stock at a certain price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time the convertible security is purchased. Generally, the interest rate of convertible bonds and the yield of convertible preferred stock will be lower than the issuer's non-convertible securities. Also, the value of convertible securities will normally vary with the value of the underlying common stock and fluctuate inversely with interest rates. However, convertible securities may show less volatility in value than the issuer's non-convertible securities. A risk associated with convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Growth Fund and the Income Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Equity Fund and the U.S. Value Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Fund's net assets will be invested in such securities.

4. WARRANTS. A warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period. Warrants may be purchased and sold separately or attached to stocks or bonds as part of a unit offering. The term of a warrant may run from two to five years and in some cases the term may be longer. The exercise price carried by the warrant is usually well above the prevailing market price of the underlying common stock at the time the warrant is issued. The holder of a warrant has no voting rights and receives no dividends. Warrants are freely transferable and may trade on the major national exchanges.
     Warrants may be speculative. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, a Fund could lose all of its principal investment in the warrant.

     A Fund will invest in a warrant only if the Fund has the authority to hold the underlying common stock. Additionally, if a warrant is part of a unit offering, a Fund will purchase the warrant only if it is attached to a security in which the Fund has authority to invest. In all cases, a Fund will purchase warrants only after SAM determines that the exercise price for the underlying common stock is likely to be achieved within the required time-frame and for which an actively traded market exists. SAM will make this determination by analyzing the issuer's financial health, quality of management and any other factors deemed to be relevant.

5. RESTRICTED SECURITIES AND RULE 144A SECURITIES. Restricted securities are securities that may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or, if they are unregistered, pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A, which is designed to further facilitate efficient trading among institutional investors by permitting the sale of Rule 144A securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. SAM, acting under guidelines established by the Trust's Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities are illiquid, purchases thereof will be subject to any limitations on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Trust's Board of Trustees.

6. REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Fund will not enter into a repurchase agreement unless the agreement is fully collateralized and the Fund will value the securities underlying the repurchase agreement daily to assure that this condition is met. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. Repurchase agreements carry certain risks not associated with direct investments in securities, including delays and costs to a Fund if the other party to a repurchase agreement defaults or becomes bankrupt. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by SAM to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees. SAM will review and monitor the creditworthiness of those institutions under the Board's general supervision. Foreign repurchase agreements (Funds that may purchase foreign securities only) may be less well secured than U.S. repurchase agreements and may be subject to currency risks. In addition, foreign counterparties may be less creditworthy than U.S. counterparties.

7. AMERICAN DEPOSITARY RECEIPTS ("ADRs"). ADRs are registered receipts evidencing ownership of an underlying foreign security. They typically are issued in the United States by a bank or trust company. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank or trust company, or that such information in the U.S. market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the U.S. bank or trust company issuer. The International Fund may utilize European Depositary Receipts ("EDRs"), which are similar instruments. EDRs may be in bearer form and are designed for use in the European securities markets.

8. FOREIGN SECURITIES. Foreign securities are subject to risks in addition to those inherent in investments in domestic securities. A Fund may invest up to 10% of its total assets in foreign securities, except the International Fund, which may invest 100% of its assets in foreign securities.

9. INDEXED SECURITIES. Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, commodities or other financial indicators. Indexed securities generally are debt securities whose value at maturity or interest rate is determined by reference to a specific instrument or statistic. Currency-indexed securities generally are debt securities whose maturity values or interest rates are determined by reference to values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; i.e., their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency- indexed securities may also have prices that depend on the values of different foreign securities relative to each other.

     The performance of an indexed security depends largely on the performance of the security, currency or other instrument to which they are indexed. Performance may also be influenced by interest rate changes in the United States and foreign countries. Indexed securities additionally are subject to credit risks associated with the issuer of the security. Their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may also be more volatile than their underlying instruments.

10. CASH OR HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS OR REPURCHASE AGREEMENTS. The Funds may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. In making temporary investments in commercial paper and certificates of deposit, a Fund will adhere to the following guidelines:

     a) Commercial paper must be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or issued by companies with an unsecured debt issue currently outstanding rated AA by S&P or Aa by Moody's or higher.

     b) Certificates of deposit ("CDs") must be issued by banks or savings and loan associations that have total assets of at least $1 billion or, in the case of a bank or savings and loan association not having total assets of at least $1 billion, the bank or savings and loan association is insured by the FDIC. The Growth Fund's investments in CDs issued by FDIC-insured banks or savings and loans having less than $1 billion in assets will be limited in amount to the statutory insurance coverage provided by the FDIC.

11. CONTINGENT VALUE RIGHTS. A contingent value right ("CVR") is a right issued by a corporation that takes on a pre-established value if the underlying common stock does not attain a target price by a specified date. Generally, a CVR's value will be the difference between the target price and the current market price of the common stock on the target date. If the common stock does attain the target price by the date, the CVR expires without value. CVRs may be purchased and sold as part of the underlying common stock or separately from the stock. CVRs may also be issued to owners of the underlying common stock as the result of a corporation's restructuring. The Growth Fund may invest up to 5% of its net assets in contingent value rights.

12. REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs purchase real property, which is then leased, and make mortgage investments. For federal income tax purposes REITs attempt to qualify for beneficial "modified pass through" tax treatment by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such beneficial tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income.

     REITs are dependent upon the successful operation of the properties owned and the financial condition of lessees and mortgagors. The value of REIT units will fluctuate depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged. A Fund may invest up to 10% of its total assets in shares of REITs.

13. ILLIQUID SECURITIES. The Funds may invest up to 15% of net assets in illiquid securities. Currently, the Funds do not intend to purchase illiquid securities, but the market for some securities may become illiquid following purchase by a Fund. Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Trust's Board of Trustees.

14. WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. Under this procedure, a Fund agrees to acquire securities (whose terms and conditions, including price, have been fixed by the issuer) that are to be issued and delivered against payment in the future. Delivery of securities so sold normally takes place 30 to 45 days (settlement date) after the date of the commitment. No interest is earned by a Fund prior to the settlement date. The value of securities sold on a "when-issued" or "delayed-delivery" basis may fluctuate before the settlement date and the Fund bears the risk of such fluctuation from the date of purchase. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect a Fund's share price in a manner similar to the use of leveraging. A Fund may dispose of its interest in those securities before delivery.

15. SOVEREIGN DEBT OBLIGATIONS. Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governments or governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Repayment of principal and interest may depend also upon political and economic factors. The International Fund may invest in debt securities issued by foreign companies and governments. The Fund will make such investments primarily for defensive purposes, but may do so where anticipated interest rate movements, or other factors affecting the degree of risk inherent in a debt security are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund.

16. EURODOLLAR BONDS. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond market and are denominated in U.S. dollars. Eurodollar bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default. The Income Fund may invest up to 10% of its total assets in Eurodollar bonds.

17. PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICs"). PFICs are foreign corporations (and entities classified as such for federal income tax purposes) organized as vehicles to invest in companies of certain foreign countries. Investors in a PFIC indirectly bear their proportionate share of the PFIC's management fees and other expenses. See "Tax Information" for more information.

18. SHORT SALES AGAINST THE BOX. A Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"). Funds engaging in short sales against the box will incur transaction costs.

19. COVERED CALL OPTIONS AND PUT AND CALL OPTIONS ON STOCK INDICES. The Funds may employ certain strategies and techniques utilizing these types of options to mitigate their exposure to factors that affect security values. (The International Fund may utilize other types of options as described below.) There is no guarantee that these strategies and techniques will work. An option gives an owner the right to buy or sell securities at a predetermined exercise price for a given period of time. The writer of a call option is obligated to sell the underlying securities if the option is exercised during the specified period of time. A Fund that writes a call option and wishes to terminate the obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Options on stock indices are similar to options on stock except that, rather than obtaining the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. A Fund will write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A Fund, under normal conditions, will not write a call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets. A Fund will not purchase an option if, as a result thereof, its aggregate investment in options would exceed 5% of its total assets. The International Fund's investment in options is not limited by this paragraph. See "Options on equity securities" and "Options on stock indices" below for a discussion of the International Fund's policies regarding investment in options.

20. OPTIONS ON EQUITY SECURITIES. The International Fund may purchase and write (i.e., sell) put and call options on equity securities and the other Funds (except the Equity Fund) may purchase and write (i.e., sell) covered call options. A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price (the strike price) at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). The writer of the call option, who received the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the strike price. A put option is a similar contract that gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified exercise price (the strike price) during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security at the strike price upon exercise by the holder of the put.

     The Funds will write call options on stocks only if they are covered, and such options must remain covered so long as a Fund is obligated as a writer. For purposes of writing covered call options, the Funds defined "covered" differently. With respect to the International Fund, a call option is "covered" if: the Fund has an immediate right to acquire that security: (i) without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian), or (ii) upon the Fund's conversion or exchange of other securities held in its portfolio, or (iii) the Fund holds on a share-for-share basis a call on the same security as the call written where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term debt obligations in a segregated account with its custodian.

     With respect to the other Funds, a call option is "covered" only if at the time the Fund writes the call, the Fund holds in its portfolio on a share-for-share basis the same security as the call written. A Fund must maintain such security in its portfolio from the time the Fund writes the call option until the option is exercised, terminated or expires. The Funds' use of options on equity securities is subject to certain special risks including the risk that the market value of the security will move adversely to the Fund's option position. Additional risks relating to the International Fund's use of options on equity securities are described below.

     The Funds may effect "closing purchase transactions" and the International Fund may effect "closing sale transactions." If a Fund, as a writer of an option, wishes to terminate the obligation, it may effect a closing purchase transaction by buying an option of the same series as the option previously written. The International Fund also may liquidate its position in an option it holds by exercising the option or by effecting a "closing sale transaction," i.e., selling an option of the same series as the option
     previously purchased.   A Fund will realize a profit from a closing
     transaction if the price of the transaction is less than the premium received from writing the option or, in the case of the International Fund, is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the Fund. There is no guaranty that closing purchase or closing sale transactions can be effected.

     INTERNATIONAL FUND ONLY: The International Fund will write put options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is "covered" if:
     (i) the Fund holds in a segregated account cash, Treasury bills, or other liquid high-grade short-term debt obligations of a value equal to the strike price, or (ii) the Fund holds on a share-for-share basis a put on the same security as the put written, where the strike price of the put held is equal to or greater than the strike price of the put written, or less than the strike price of the put written if the difference is maintained by the Fund in cash, Treasury bills, or other liquid high-grade short-term obligations in a segregated account with its custodian.

     The International Fund may purchase "protective puts," i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the strike price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the strike price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

     The International Fund does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

     The Funds' use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the Fund's option position. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Funds will generally only purchase or, in the case of the International Fund, write those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options. In such a case, the International Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of call options or upon the purchase of underlying securities or the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange can include any of the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.

21. OPTIONS ON STOCK INDICES. The International Fund may purchase and sell (i.e., write) put and call options on stock indices. The other Funds (except the Equity Fund) may purchase put and call options on stock indices. Options on stock indices are similar to options on stock except that, rather than obtaining the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. The amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

     The International Fund will write call options on stock indices only if they are covered, and such options remain covered as long as the Fund is obligated as a writer. When the International Fund writes a call option on a broadly based stock market index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and that has not been hedged by the Fund by the sale of stock index futures.

     When the International Fund writes a call option on an industry or market segment index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the International Fund will so segregate, escrow, or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term obligations equal in value to the difference. In addition, when the International Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government or other liquid high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A call option is also covered, and the International Fund need not follow the segregation requirements set forth in this paragraph if the Fund holds a call on the same index as the call written, where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term obligations in a segregated account with its custodian.

     The International Fund will write put options on stock indices only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is covered if: (i) the Fund holds in a segregated account cash, Treasury bills, or other liquid high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts, or (ii) the Fund holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written, or less than the strike price of the put written if the difference is maintained by the Fund in cash, Treasury bills, or other liquid high-grade short-term debt obligations in a segregated account with its custodian.

     The Funds do not intend to invest more than 5% of their net assets at any one time in the purchase of puts and calls on stock indices. The Funds may effect closing sale and the International Fund may effect closing purchase transactions, as described above in connection with options on equity securities.

     The purchase and sale of options on stock indices will be subject to the same risks as options on equity securities, described above. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Funds would not be able to close out options that they had purchased or, in the case of the International Fund, written and, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds generally will select stock indices that include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

     Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability of the Funds to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index options contracts. The Funds will not purchase or, in the case of
     the International Fund,   sell any index option contract unless and until
     the Funds investment advisor or sub-investment advisor believes the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

     Price movements in the Funds' equity security portfolios probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index the International Fund bears the risk that the price of the securities it holds in its portfolio may not increase as much as the index. In such event, the International Fund would bear a loss on the call that is not completely offset by movement in the price of the Fund's equity securities. It is also possible that the index may rise when the Fund's securities do not rise in value. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Funds' securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     When the International Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

     There are also certain special risks involved in purchasing put and call options on stock indices. If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

22. OPTIONS ON DEBT SECURITIES. (INTERNATIONAL FUND ONLY) The Fund may purchase and write (i.e., sell) put and call options on debt securities. Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

     The Fund will write options only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. An option on debt securities is covered in the same manner as options on equity securities as described above, except that, in the case of call options on U.S. Treasury bills, the Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.
     The principal reason for the Fund to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of the Sub-Advisor, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

     The Fund may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also segregate or deposit for the benefit of the Fund's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is in-the-money. The Fund's use of straddles will be limited to 5% of its net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

     The Fund may purchase "protective puts" on debt securities in an effort to protect the value of a security that they own against a substantial decline in market value. Protective puts are described above in "Options on Equities."

     The Fund does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

     If the Fund, as a writer of an exchange-traded option, wishes to terminate the obligation, it may effect a closing purchase or sale transaction in a manner similar to that discussed above in connection with options on equity securities. Unlike exchange-traded options, dealer options generally do not have a continuous liquid market. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the dealer option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the dealer option. While the Fund will seek to enter into dealer options only with counterparties who agree to and who are expected to be able to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected. The Fund may not invest more than 15% of its total assets (determined at the time of investment) in illiquid securities, including debt securities for which there is not an established market. The staff of the SEC has taken the position that purchased dealer options and the assets used as "cover" for written dealer options are illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written dealer options may be considered liquid provided that the Fund sells dealer options only to qualified dealers who agree that the Fund may repurchase any dealer option its writes for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund's purchase and sale of exchange-traded options on debt securities will be subject to the risks described above in "Options on Equity Securities."

23. OPTIONS ON FOREIGN CURRENCIES. (INTERNATIONAL FUND ONLY) The Fund may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     The Fund may purchase and write options to hedge its securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's securities are denominated, the dollar value of such securities will decline even though their foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the Fund's securities. Alternatively, the Fund may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

     If, on the other hand, the Sub-Advisor anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

     The Fund's successful use of options on foreign currencies depends upon the Sub-Advisor's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.
     For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Fund's securities denominated in such currency would be partially offset by the premiums paid on the options. Furthermore, if the currency exchange rate does not change, the Fund's net income would be less than if the Fund had not hedged since there are costs associated with options.

     The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not their market risks. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

24. STOCK INDEX FUTURES CONTRACTS. (INTERNATIONAL FUND ONLY) The International Fund may buy and sell for hedging purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

     The Fund may sell stock index futures to hedge against a decline in the value of equity securities it holds. The Fund may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, the Fund may also engage in other types of hedging transactions in stock index futures that are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's equity securities.

     The Fund's successful use of stock index futures contracts depends upon the Sub-Advisor's ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the composition of the relevant index. In addition, the ability of the Fund to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

     Under regulations of the Commodity Futures Trading Commission ("PRIMARILY"), investment companies registered under the 1940 Act are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Fund will use futures in a manner consistent with the terms of this exclusion. Among other requirements, no more than 5% of the Fund's assets may be committed as initial margin on futures contracts.

25. INTEREST RATE FUTURES CONTRACTS. (INTERNATIONAL FUND ONLY) The International Fund may buy and sell for hedging purposes futures contracts on interest bearing securities (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, and GNMA certificates) or interest rate indices. Futures contracts on interest bearing securities and interest rate indices are referred to collectively as "interest rate futures contracts." The portfolios will engage in transactions in only those futures contracts that are traded on a commodities exchange or board of trade.

     The Fund may sell an interest rate futures contract to hedge against a decline in the market value of debt securities it owns. The Fund may purchase an interest rate futures contract to hedge against an anticipated increase in the value of debt securities it intends to acquire. The Fund may also engage in other types of transactions in interest rate futures contracts that are economically appropriate for the reduction of risks inherent in the ongoing management of its futures.

     The Fund's successful use of interest rate futures contracts depends upon the Sub-Advisor's ability to predict interest rate movements. Further, because there are a limited number of types of interest rate futures contracts, it is likely that the interest rate futures contracts available to the Fund will not exactly match the debt securities the Fund intends to hedge or acquire. To compensate for differences in historical volatility between securities the Fund intends to hedge or acquire and the interest rate futures contracts available to it, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or intended to purchase. Interest rate futures contracts are subject to the same risks regarding closing transactions and the PRIMARILY limits as described above in "Stock Index Futures Contracts."

26. FOREIGN CURRENCY FUTURES CONTRACTS. (INTERNATIONAL FUND ONLY) The International Fund may buy and sell for hedging purposes futures contracts on foreign currencies or groups of foreign currencies such as the European Currency Unit. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Economic Community, a Western European economic cooperative organization including France, Germany, the Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and other options thereon that are traded on a commodities exchange or a board of trade. See "Stock Index Futures Contracts" above for a general description of futures contracts. The Fund intends to engage in transactions involving futures contracts as a hedge against changes in the value of the currencies in which they hold investments or in which they expect to pay expenses or pay for future purchases. The Fund may also engage in such transactions when they are economically appropriate for the reduction of risks inherent in their ongoing management.

     The use of these futures contracts is subject to risks similar to those involved in the use of options on foreign currencies and the use of any futures contract. The Fund's successful use of foreign currency futures contracts depends upon the Sub-Advisor's ability to predict the direction of currency exchange markets and political conditions. In addition, the correlation between movements in the price of futures contracts and the price of currencies being hedged is imperfect, and there is no assurance that liquid markets will exist for any particular futures contract at any particular time. Those risks are discussed above more fully under "Options on Foreign Currencies" and "Stock Index Futures Contracts."

27. OPTIONS ON FUTURES CONTRACTS. (INTERNATIONAL FUND ONLY) The Fund may, to the extent permitted by applicable regulations, enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, on exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund intends to utilize options on futures contracts for the same purposes that it intends to use the underlying futures contracts.

     Options on futures contracts are subject to risks similar to those described above with respect to options and futures contracts. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, the Fund might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Fund were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Fund.
     The Fund will not purchase a put or call option or option on a futures contract if, as a result, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of its net assets. In addition, the Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of its net assets.

28.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.  (INTERNATIONAL FUND ONLY)
     The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.

     By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Fund.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Sub-Advisor believes that it is important to have the flexibility to enter into forward contracts when it is determined that the best interests of the Fund will thereby be served. The Fund's custodian will place cash or liquid, high-grade equity or debt securities into a segregated account of the portfolio in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. However, there is no assurance that liquid markets will exist for any particular forward contract at any particular time or that the Fund will be able to effect a closing or "offsetting" transaction. Forward contracts are subject to other risks described in "Special Risks of Foreign Investments and Foreign Currency Transactions."

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities.
     It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

29. UNSEASONED ISSUERS. The Funds may invest in securities of unseasoned issuers. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.

30. INDEXED SECURITIES. The Funds may invest in securities whose performance and principal amount at maturity are linked to a specified equity security or securities index. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities depends largely on the performance of the securities or indices to which they are indexed, but such securities are subject to credit risks associated with the issuer of the security. Indexed securities may also be more volatile than their underlying instruments.

31.  GEOGRAPHICAL AND ISSUER SIZE LIMITATIONS:

     NORTHWEST FUND ONLY. Since the Northwest Fund invests primarily in companies with their principal executive offices located in the Northwest, the number of issuers whose securities are eligible for purchase is significantly less than many other mutual funds. Also, some companies whose securities are held in the Northwest Fund's portfolio may primarily distribute products or provide services in a specific locale or in the Northwest region. The long-term growth of these companies can be significantly affected by business trends in and the economic health of those areas. Other companies whose securities are held by the Northwest Fund may have a predominately national or partially international market for their products or services and are more likely to be impacted by national or international trends. As a result, the performance of the Northwest Fund may be influenced by business trends or economic conditions not only in a specific locale or in the Northwest region but also on a national or international level, depending on the companies whose securities are held in its portfolio at any particular time.

     INTERNATIONAL FUND ONLY. Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests.

     SMALL COMPANY FUND ONLY. The Small Company Fund invests in small-sized companies which involves greater risks than investment in larger, more established issuers, and such securities can be subject to more abrupt and erratic movements in price.

INTERMEDIATE-TERM U.S. TREASURY FUND, GNMA FUND,
HIGH-YIELD FUND AND MANAGED BOND FUND

The Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund and Managed Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. DIRECT OBLIGATIONS OF THE U.S. TREASURY SUCH AS U.S. TREASURY BILLS, NOTES AND BONDS. The Intermediate-Term Treasury Fund and the Managed Bond Fund also invest in stripped securities that are direct obligations of the U.S. Treasury. Direct obligations of the U.S. Treasury are supported by the full faith and credit of the U.S. Government.

2. OTHER U.S. GOVERNMENT SECURITIES, including (a) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, such as securities issued by GNMA;
     (b) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"); and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA"). While U.S. Government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

3. CORPORATE DEBT SECURITIES (INTERMEDIATE-TERM U.S. TREASURY FUND, GNMA FUND AND MANAGED BOND FUND ONLY). The Funds may invest in corporate debt securities which at the time of purchase are rated in the top three grades (A or higher) by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P"), or, if unrated, determined by SAM to be of comparable quality to such rated debt securities. In addition to reviewing ratings, SAM will analyze the quality of rated and unrated corporate bonds for purchase by the Fund by evaluating various factors that may include the issuer's capital structure, earnings power and quality of management.

4. REPURCHASE AGREEMENTS. See the description of such securities under "Additional Investment Information -- Stock Funds". The Managed Bond Fund will invest no more than 5% of its total assets in repurchase agreements, and will not purchase repurchase agreements that mature in more than seven days.

5. WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. See the description of such securities under "Additional Investment Information -- Stock Funds".

6. YANKEE DEBT SECURITIES AND EURODOLLAR BONDS. The High-Yield Fund may invest up to 25% of its total assets in Yankee sector debt securities. Yankee debt securities are securities issued in the U.S. by foreign issuers. These bonds involve investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to a Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and finally, difficulty in enforcing claims against foreign issuers in the event of default.

     Both S&P and Moody's rate Yankee sector debt obligations. If a debt obligation is unrated, SAM will make every effort to analyze potential investments in foreign issuers on the same basis as the rating services analyze domestic issuers. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will make every effort to select investments in foreign securities on the same basis relative to quality and risk as its investments in domestic securities, that may not always be possible.

     Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond markets and denominated in U.S. dollars. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders.

7. MUNICIPAL SECURITIES. Municipal securities include obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. Generally, when market interest rates rise, the price of municipal securities will fall, and when market interest rates fall, the price of these securities will rise. There is also a risk that the issuer of a municipal security will fail to make timely payments of principal and interest to the Fund. Included in investment grade debt securities are securities of medium grade (rated Baa by Moody's or BBB by S&P) which have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic or other conditions than higher grade securities. The High-Yield Fund and the Managed Bond Fund may invest up to 5% of its total assets in municipal securities which are rated lower than the top three grades assigned by Moody's or S&P or are unrated but comparable to such rated securities if, in the opinion of SAM, the potential for appreciation is greater than, and yield is comparable to or greater than, similarly rated taxable securities.

8. SHORT-TERM INVESTING. The Funds may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. No Fund, however, will engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its securities whenever SAM deems advisable, without regard to the length of time the securities have been held.

9. ILLIQUID SECURITIES (INTERMEDIATE-TERM U.S. TREASURY FUND, GNMA FUND, HIGH-YIELD FUND ONLY). See the description of such securities under "Additional Investment Information--Stock Funds."

10. RESTRICTED SECURITIES AND RULE 144A SECURITIES (INTERMEDIATE-TERM U.S. TREASURY FUND, GNMA FUND, HIGH-YIELD FUND ONLY). See the description of such securities under "Additional Investment Information--Stock Funds."

11. MORTGAGE-BACKED SECURITIES (GNMA FUND ONLY). The mortgage-backed securities in which the GNMA Fund will invest represent ownership in a pool of mortgage loans or securities collateralized by pools of mortgage loans. Each mortgage loan in the pool is either insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Once approved by GNMA, the timely payment of principal and interest by each mortgage pool is guaranteed by GNMA. The GNMA guarantee represents a general obligation of the U.S. Treasury. GNMA securities in which the GNMA Fund may invest include "modified pass-through" securities or collateralized mortgage obligations ("primarily"). Modified pass-through securities "pass through" to their holders the scheduled monthly interest and principal payments relating to mortgage loans in the pool. primarily are securities collateralized by a portfolio of mortgage loans or mortgage-backed securities. primarily are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof. One type of CMO that the GNMA Fund may purchase is interests in real estate mortgage investment conduits ("REMICs") sponsored by GNMA.

     Unlike conventional bonds, the principal with respect to mortgage-backed securities is paid back over the life of the loan rather than at maturity. Consequently, the Fund will receive monthly scheduled payments of both principal and interest. In addition, the Fund may receive unscheduled principal payments representing unscheduled prepayments on the underlying mortgages. Since the Fund must reinvest scheduled and unscheduled principal payments at prevailing interest rates and such interest rates may be higher or lower than the current yield of the Fund's portfolio, mortgage-backed securities may not be an effective means to lock in long-term interest rates. In addition, while prices of mortgage-backed securities, like conventional bonds, are inversely affected by changes in interest rate levels, because of the likelihood of increased prepayments of mortgages in times of declining interest rates, they have less potential for capital appreciation than comparable fixed-income securities and may in fact decrease in value when interest rates fall.

     The rate of interest payable on collateralized mortgage obligation ("CMO") classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or at a discount from, par value. There is the risk that the Fund may fail to recover any premium it pays due to market conditions and/or mortgage prepayments. The Fund will not invest in interest-only or principal-only classes -- such investments are extremely sensitive to changes in interest rates.

     Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, a CMO may be structured so that its yield moves in the same direction as market interest rates - i.e., the yield may increase as rates increase and decrease as rates decrease - but may do so more rapidly or to a greater degree. Other CMO classes may be structured to pay floating interest rates that either move in the same direction or the opposite of short-term interest rates. The market value of such securities may be more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics.

12. OTHER COLLATERALIZED MORTGAGE OBLIGATIONS (GNMA FUND ONLY). Obligations issued by the U.S. Government or one of its agencies or instrumentalities (such as FNMA or FHLMC) or by private issuers which are collateralized by securities issued by the U.S. Government or one of its agencies or instrumentalities (such as FNMA or FHLMC). primarily are securities collateralized by a portfolio of


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

     mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments on the CMO is secured by the underlying portfolio of mortgages or mortgage-backed securities. primarily are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof.

13. ASSET-BACKED SECURITIES (GNMA FUND AND MANAGED BOND FUND ONLY). Asset-backed securities represent interests in, or are secured by and payable from, pools of assets such as (but not limited to) consumer loans, automobile receivable securities, credit card receivable securities, and installment loan contracts. These securities may be pass-through certificates, which are similar to mortgage-backed securities, or they may be asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. The assets underlying the securities are securitized through the use of trusts and special purpose corporations. Like mortgage-backed securities, asset-backed securities are subject to prepayment risks, which may reduce the overall return on the investment. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. These securities may be supported by credit enhancements such as letters of credit. The credit quality of these securities depends upon the quality of the underlying assets and the level of credit enhancements, such as letters of credit, provided.
     Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. There is the risk that one or more of the underlying borrowers may default and that recovery on the repossessed collateral may be unavailable or inadequate to support payments on the defaulted securities. Repossessed collateral may be unavailable or inadequate to support payments on defaulted asset-backed securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment. Automobile receivable securities represent undivided fractional interests in a trust whose assets consist of a pool of automobile retail installment sales contracts and security interests in vehicles securing the contracts. Payments of principal and interest on the certificates issued by the automobile receivable trust are passed through periodically to certificate holders and are generally guaranteed up to specified amounts by a letter of credit issued by a financial institution. Certificate holders may experience delays in payments or losses if the full amounts due on the underlying installment sales contracts are not realized by the trust because of factors such as unanticipated legal or administrative costs of enforcing the contracts, or depreciation, damage or loss of the vehicles securing the contracts.

     Credit card receivable securities are backed by receivables from revolving credit card accounts. Certificates issued by credit card receivable trusts generally are pass-through securities. Competitive and general economic factors and an accelerated cardholder payment rate can adversely affect the rate at which new receivables are credited to an account, potentially shortening the expected weighted average life of the credit card receivable security and reducing its yield. Credit card accounts are unsecured obligations of the cardholder.

14. ZERO COUPON BONDS. (MANAGED BOND FUND ONLY). Zero coupon bonds are purchased at a discount without scheduled interest payments. Because zero coupon bonds do not pay current interest, their prices can be very volatile when interest rates change. In calculating its dividends, the Managed Bond Fund accrues as income a portion of the difference between the purchase price and the face value of each zero coupon bond it holds.


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     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered
     Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities.

15. CASH OR HIGH-QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH-QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS OR REPURCHASE AGREEMENTS. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

16.  HIGH-YIELD, DEBT SECURITIES (HIGH-YIELD FUND ONLY). The High-Yield
     Bond Fund may purchase debt and preferred stock issues (including convertible securities) which are below investment grade, i.e., rated lower than the top four grades by S&P or Moody's, or, if not rated by these agencies, in the opinion of SAM, have credit characteristics comparable to such rated securities. Up to 25% of the Fund's total assets may be invested in such unrated securities. SAM will determine the quality of unrated obligations by evaluating the issuer's capital structure, earnings power and quality of management. Unrated securities may not be as attractive to as many investors as rated securities. In addition, the Fund may invest up to 5% of its total assets in securities which are in default. The Fund will purchase securities which are in default only when, in SAM's opinion, the potential for high yield outweighs the risk.

     While debt securities rated lower than investment grade generally lack characteristics of a desirable investment, they normally offer a current yield or yield-to-maturity which is significantly higher than the yield available from securities rated as investment grade. These securities are speculative and involve greater investment risks due to the issuers' reduced creditworthiness and increased likelihood of default and bankruptcy. In addition, these securities are frequently subordinated to senior securities.

     Yields on high-yield, debt securities will fluctuate over time. During periods of economic uncertainty or change, the market prices of high-yield, fixed-income securities may experience increased volatility, which may in turn cause the net asset value per share of the High-Yield Fund to be volatile. Lower-quality, debt securities tend to reflect short-term economic and corporate developments to a grater extent than higher-quality securities which primarily react to fluctuations in interest rates. Economic downturns or increases in interest rates can significantly affect the market for high-yield, debt securities and the ability of issuers to timely repay principal and interest, increasing the likelihood of defaults. Lower-quality securities include debt obligations issued as a part of capital restructurings, such as corporate takeovers or buyouts. Capital restructurings generally involve the issuance of additional debt on terms different from any current outstanding debt. As a result, the issuer of the debt is more highly leveraged. During an economic downturn or period of rising interest rates, a highly-leveraged issuer may experience financial difficulties which adversely affect its ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, the issuer will depend on its cash flow and may depend, especially in the context of corporate takeovers, on a sale of its assets to service debt. Failure to realize projected cash flows or asset sales may seriously impair the issuer's ability to service this greater debt load, which in turn might cause the Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team following any restructuring, and close monitoring of the issuer's progress toward its financial goals.

17. DEBT SECURITIES WITH EQUITY FEATURES (HIGH-YIELD FUND ONLY). The Fund may acquire these securities when comparable in yield and risk to debt securities without equity features, but only when acquired as a result of unit offerings which carry an equity element such as common stock, rights or other equity securities. The Fund will hold these common stocks, rights or other equity securities until SAM determines that, in its opinion, the optimal time for sale of the equity security has been reached.

18. ZERO COUPON AND PAYMENT (HIGH-YIELD FUND ONLY). The High-Yield Fund may hold zero coupon and "payment-in-kind" fixed-income securities. Zero coupon securities are purchased at a discount without scheduled interest payments. Payment-in-kind securities receive interest paid in additional securities rather than cash. The Fund accrues income on these securities but does not receive cash interest payments until maturity or payment date. The Fund intends to distribute substantially all of its income to its shareholders so that it can be treated as a regulated investment company under the federal tax law (see "Tax Information"). As a result, if its cash position is depleted, the Fund may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, SAM does not expect non-cash income to materially affect the Fund's operations. Zero coupon and payment-in-kind securities are generally subject to greater price fluctuations due to changes in interest rates than those fixed-income securities paying cash interest on a schedule until maturity.

19. LIQUIDITY AND VALUATION (HIGH-YIELD FUND ONLY). The liquidity and price of high-yield, debt securities can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issuers, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly traded market with few participants and may adversely impact the High-Yield Fund's ability to dispose of its securities as well as make valuation of securities more difficult. Because there tend to be fewer investors in lower-rated, fixed-income securities, it may be difficult for the Fund to sell these securities at an optimum time. Consequently, lower-rated securities are subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated securities of the same maturity. Judgment plays a greater role in the valuation of thinly-traded securities.

     The Managed Bond Fund may retain debt securities which are downgraded to below investment grade (commonly referred to as "high yield" or "junk" bonds) after purchase. In the event that due to a downgrade of one or more debt securities an amount in excess of 5% of the Fund's net assets is held in securities rated below investment grade, SAM will engage in an orderly disposition of such securities to the extent necessary to reduce the Fund's holdings of such securities to no more than 5% of the Fund's net assets. In addition to reviewing ratings, SAM may analyze the quality of rated and unrated debt securities purchased for the Managed Bond Fund by evaluating the issuer's capital structure, earnings power, quality of management, and position within its industry. See "Description of Ratings" for a description of debt securities ratings.

20. CREDIT RATINGS. Rating agencies evaluate the likelihood that an issuer will make principal and interest payments, but ratings may not reflect market value risks associated with lower-rated, fixed-income securities. Also, rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest. SAM uses S&P and Moody's ratings as a preliminary indicator of investment quality. SAM will periodically research and analyze each issue (whether rated or unrated) and evaluate such factors as the issuer's interest or dividend coverage, asset coverage, earnings prospects, and managerial strength. This analysis will help SAM to determine if the issuer has sufficient cash flow and profits to meet required principal and interest payments and to monitor the liquidity of the issue. Achievement of a Fund's investment objective will be more dependent on SAM's credit analysis of bonds rated below the three highest rating categories than would be the case were the Fund to invest in higher-quality debt securities. This is particularly true for the High-Yield Fund.

21. MUNICIPAl SECURITIES (HIGH YIELD FUND ONLY). The Fund may invest in obligations of, or guaranteed by, the U.S Government, its agencies or instrumentalities, or in debt securities which are rated in the four highest grades assigned by Moody's or S&P during market conditions which, in the opinion of SAM, are unfavorable for satisfactory market performance by lower-rated or unrated debt securities. The Fund may invest in higher-rated securities when changing economic conditions or other factors cause the difference in yield between lower-rated and higher-rated securities to narrow and SAM believes that the risk of loss of principal may be substantially reduced with a small reduction in yield.

INTERMEDIATE-TERM MUNICIPAL BOND FUND, INSURED MUNICIPAL BOND FUND, MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND AND WASHINGTON MUNICIPAL BOND FUND

Each Tax-Exempt Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.


1.   MUNICIPAL BONDS.

     Each Fund may invest up to 20% of its total assets in unrated municipal bonds. Unrated securities are not necessarily lower in quality than rated securities, but may not be as attractive to as many investors as rated securities. Each Fund will invest no more than 33% of its total assets in municipal bonds rated in the fourth highest grade or in comparable unrated bonds. Such bonds are of medium grade, have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     After purchase by a Fund, a municipal bond may be downgraded to below investment grade or, if unrated, may cease to be comparable to a rated investment grade security (such below investment grade securities are commonly referred to as "high yield" or "junk" bonds). Neither event will require a Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. Each Fund will not hold more than 5% of its net assets in such below investment grade securities.

     The term "municipal bonds" as used in this Statement of Additional Information means those obligations issued by or on behalf of states, territories, or possessions of the United States and the District of Columbia and their political subdivisions, municipalities, agencies, instrumentalities, or public authorities, the interest on which in the opinion of bond counsel is exempt from federal income tax, and in the case of the California Fund, exempt from California personal income tax.

     REVENUE BONDS, which are "limited obligation" bonds that provide financing for specific projects or public facilities. These bonds are backed by revenues generated by a particular project or facility or by a special tax. A "resource recovery bond" is a type of revenue bond issued to build waste facilities or plants. An "industrial development bond" is a type of revenue bond that is backed by the credit of a private issuer, generally does not have access to the resources of a municipality for payment and may involve greater risk. Each Fund intends to invest primarily in revenue bonds that may be issued to finance various types of projects, including but not limited to education, hospitals, housing, waste and utilities. Each Fund will not purchase private activity bonds or any other type of revenue bonds, the interest on which is subject to the alternative minimum tax.

     GENERAL OBLIGATION BONDS, which are bonds that provide general purpose financing for state and local governments and are backed by the taxing power of the state and local government as the case may be. The taxes or special assessments that can be levied for the payment of principal and interest on general obligation bonds may be limited or unlimited as to rate or amount.

     VARIABLE AND FLOATING RATE OBLIGATIONS, which are municipal obligations that carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals. Floating rate instruments bear interest at rates that vary automatically with changes in specified market rates or indexes, such as the bank prime rate. Accordingly, as interest rates fluctuate, the potential for capital appreciation or depreciation of these obligations is less than for fixed rate obligations. Floating and variable rate obligations carry demand features that permit a Fund to tender (sell) them back to the issuer at par prior to maturity and on short notice. A Fund's ability to obtain payment from the issuer at par may be affected by events occurring between the date the Fund elects to tender the obligation to the issuer and the date redemption proceeds are payable to the Fund. A Fund will purchase floating and variable rate obligations only if at the time of purchase there is a secondary market for such instruments. For purposes of calculating average dollar-weighted maturity, the Intermediate Municipal Fund will treat variable and floating rate obligations as having a maturity equal to the period remaining until the date the Fund can next exercise the demand feature by selling the security back to the issuer.

     PUT BONDS, which are municipal bonds that give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date and PUT BONDS WITH DEMAND FEATURES. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the bond. A demand feature is a put that entitles the Fund holding it to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.

     MUNICIPAL LEASE OBLIGATIONS, which are issued by or on behalf of state or local government authorities to acquire land, equipment or facilities and may be subject to annual budget appropriations. These obligations themselves are not normally backed by the credit of the municipality or the state but are secured by rent payments made by the municipality or by the state pursuant to a lease. If the lease is assigned, the interest on the obligation may become taxable. The leases underlying certain municipal lease obligations provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the lease property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. Certain municipal lease obligations also contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. If rent is abated because of damage to the leased property or if the lease is terminated because monies are not appropriated for the following year's lease payments, the issuer may default on the obligation causing a loss to a Fund. A Fund will invest in only those municipal lease obligations that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, municipal lease obligations will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

     CERTIFICATES OF PARTICIPATION in municipal lease obligations, which are certificates issued by state or local governments that entitle the holder of the certificate to a proportionate interest in the lease purchase payments made. A Fund will only invest in those COPs that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, COPs will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

     PARTICIPATION INTERESTS, which are interests in municipal bonds and floating and variable rate obligations that are owned by banks. These interests carry a demand feature that permits a Fund holding an interest to tender (sell) it back to the bank. Generally, the bank will accept tender of the participation interest with same day notice, but may require up to five days' notice. The demand feature is usually backed by an irrevocable letter of credit or guarantee of the bank. The credit rating of the bank may affect the credit quality of the participation interest.

     MUNICIPAL NOTES, which are notes generally issued by an issuer to provide for short-term capital needs and generally have maturities of one year or less. A Fund may purchase municipal notes as a medium for its short-term investments, the interest on which will not be subject to federal income tax when distributed to the Fund's shareholders. Notes include tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper. A Fund will invest only in those municipal notes that at the time of purchase are rated within one of the three highest grades by Moody's or S&P or, if unrated by any of these agencies, in the opinion of SAM, are of comparable quality.

2. SHARES OF NO-LOAD, OPEN-END INVESTMENT COMPANIES THAT INVEST IN TAX-EXEMPT SECURITIES WITH REMAINING MATURITIES OF ONE YEAR OR LESS. Such shares will be purchased only as a medium for a Fund's short-term investments if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities. A Fund will not invest more than 10% of its total assets in shares issued by other investment companies, will not invest more than 5% of its total assets in a single investment company, and will not purchase more than 3% of the outstanding voting securities of a single investment company.

3. REPURCHASE AGREEMENTS. See the description of such securities under "Additional Investment Information -- Stock Funds.

4. WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. See the description of such securities under "Additional Investment Information -- Stock Funds.

5. ILLIQUID SECURITIES. See the description of such securities under "Additional Investment Information -- Stock Funds.

6. CASH OR HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH-QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT AND SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

7. SHORT-TERM INVESTMENTS. Each Fund may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. Each Fund, however, will not engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable without regard to the length of time the securities have been held. The portfolio turnover rate is not expected to exceed 70%.

MONEY MARKET FUNDS

QUALITY AND MATURITY. Pursuant to procedures adopted by the Money Market Trust's Board of Trustees, the Money Market Fund and Tax-Free Money Market Fund may purchase only high-quality securities that SAM believes present minimal credit risks. To be considered high quality, a security must be rated, or the issuer must have received a rating for a comparable short-term security, in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, the security must be judged by SAM to be of equivalent quality.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (E.G., A-1 by S&P) and second tier securities are those deemed to be in the second highest rating category (E.G., A-2 by S&P).

The Money Market Fund may not invest more than 5% of its total assets in second tier securities. In addition, the Money Market Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Money Market Funds currently intend to limit their investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, a Fund may look to an interest rate reset or demand feature.

A security is considered to be rated if either the security itself is assigned a rating or the issuer is assigned a rating for comparable short-term debt obligations. Alternatively, a security (whether or not rated) with an unconditional demand feature (as defined in Rule 2a-7) may be considered to be rated if the demand feature or its issuer has been assigned a rating. See "Description of Ratings" for further explanation of rating categories.

The Money Market Funds may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent.

2. VARIABLE AND FLOATING RATE INSTRUMENTS. Issuers of floating or variable rate notes include, but are not limited to, corporations, partnerships, special purpose entities, the U.S. government, its agencies and instrumentalities, and municipalities. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating rate instruments change whenever there is a change in a designated benchmark rate. Variable and floating rate instruments may have optional or mandatory put features. In the case of a mandatory put feature, the Fund would be required to act to keep the instrument.

3. RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Money Market Fund may invest up to 5% of its total assets in restricted securities eligible for resale under Rule 144A under the 1933 Act and commercial paper sold pursuant to Section 4(2) of the 1933 Act, provided that SAM had determined that such securities are liquid under guidelines adopted by the Board of Trustees. See the description of Rule 144A Securities under "Additional Investment Information -- Stock Funds."

     Section 4(2) of the 1933 Act exempts securities sold by the issuer in private transactions from the 1933 Act's registration requirements. Because Section 4(2) paper is a restricted security, investing in
     Section 4(2) paper could have the effect of decreasing the liquidity of the Fund's portfolio to the extent that buyers, for a time, become unwilling to purchase the securities.

4. COMMERCIAL PAPER OBLIGATIONS. Commercial paper is a short-term instrument issued by corporations, financial institutions, governmental entities and other entities, and may include funding agreements, and other short-term debt obligations. The principal risk associated with commercial paper is the potential insolvency of the issuer. In addition to commercial paper obligations of domestic corporations, the Fund may also purchase dollar-denominated commercial paper issued in the U.S. by foreign entities. While investments in foreign obligations are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision of markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the U.S. The Fund will purchase commercial paper issued by foreign entities only if, in the opinion of SAM, it is of an investment quality comparable to other obligations that may be purchased by the Fund.

5. TAX-EXEMPT COMMERCIAL PAPER (TAX-FREE MONEY MARKET FUND ONLY). These are short-term securities issued by states, municipalities and their agencies. Tax-exempt commercial paper may be structured similarly to put bonds with credit enhancements, long nominal maturities, and mandatory put dates, which are agreed upon by the buyer and the seller at the time of purchase. The put date acts as a maturity date for the security, and generally will be shorter than the maturities of Project Notes (PNs), BANs, RANs or TANs. There is a limited secondary market for issues of tax-exempt commercial paper.

6. ILLIQUID SECURITIES. See the description of such securities under "Additional Investment Information -- Stock Funds.

7. SECURITIES ISSUED BY BANKS AND OTHER ISSUERS. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. The Funds may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies and mortgage bankers, as well as banks.

     The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks. Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

8. WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. See the description of such securities under "Additional Investment Information -- Stock Funds.

9. MORTGAGE-BACKED SECURITIES (MONEY MARKET FUND ONLY). See the description of such securities under "Additional Investment
     Information--Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund, and Managed Bond Fund."

10. ASSET-BACKED SECURITIES (MONEY MARKET FUND ONLY). See the description of such securities under "Additional Investment Information--Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund, and Managed Bond Fund."

11. U.S. GOVERNMENT SECURITIES. U.S. Government securities include (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA").

12. CORPORATE OBLIGATIONS SUCH AS PUBLICLY TRADED BONDS, DEBENTURES AND NOTES (MONEY MARKET FUND ONLY). The securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.

13. YANKEE DEBT SECURITIES AND EURODOLLAR BONDS (MONEY MARKET FUND ONLY). See the description of such securities under "Additional Investment Information
     - Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund and Managed Bond Fund.

14. MUNICIPAL BONDS (TAX-FREE MONEY MARKET FUND ONLY). Municipal bonds are issued to raise longer-term capital but, when purchased by the Tax-Free Money Market Fund, will have thirteen (13) months or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds, and may include the following:

     BOND ANTICIPATION NOTES (BANs). These notes are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet the obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     TAX ANTICIPATION NOTES (TANs). These notes are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     REVENUE ANTICIPATION NOTES (RANs). These notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of project revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     VARIABLE AND FLOATING RATE INSTRUMENTS. Certain municipal obligations may carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals so as to cause the instruments' market value to approximate their par value. Floating rate instruments bear interest at rates which vary automatically with changes in specified market rates or indices, such as the bank prime rate. The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value.

15. TERM PUT BONDS. Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The Fund may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

16. SHARES OF NO-LOAD, OPEN-END INVESTMENT COMPANIES THAT INVEST IN TAX-EXEMPT SECURITIES WITH REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS (TAX-FREE MONEY MARKET FUND ONLY). Such shares will be purchased only if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities.

SPECIAL RISKS OF BELOW INVESTMENT GRADE BONDS

The Equity, Income, Small Company and U.S. Value Funds may invest in, and the other Funds as a result of downgrades may own, below investment grade bonds. Below investment grade bonds are speculative and involve greater investment risks than investment grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During period of economic uncertainty or change, the market prices of below investment grade bonds may experience increased volatility. Below investment grade bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds.

Below investment grade bonds (commonly referred to as "high-yield" or "junk" bonds) have certain additional risks associated with them. Yields on below investment grade bonds will fluctuate over time. These bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds that primarily react to fluctuations in interest rates. During an economic downturn or period of rising interest rates, issuers of below investment grade bonds may experience financial difficulties that adversely affect their ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, issuers often rely on cash flow to service debt. Failure to realize projected cash flows may seriously impair the issuer's ability to service its debt load that in turn might cause a Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team and monitoring of the issuer's progress toward its financial goals.

The liquidity and price of below investment grade bonds can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issues, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly-traded market with few participants and may adversely impact a Fund's ability to dispose of the bonds as well as make valuation of the bonds more difficult. Because there tend to be fewer investors in below investment grade bonds, it may be difficult for a Fund to sell these securities at an optimum time. Consequently, these bonds may be subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated bonds of the same maturity.

Credit ratings evaluate the likelihood that an issuer will make principal and interest payments, but may not reflect market value risks associated with lower-rated bonds. Credit rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest.

SPECIAL RISKS OF FOREIGN INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS (INTERNATIONAL FUND ONLY)

FOREIGN SECURITIES

Investing in foreign companies and markets involves certain considerations, including those set forth below, that are not typically associated with investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets. Foreign securities may not be registered under, nor may the issuers thereof be subject to the reporting requirements of, U.S. securities laws. Accordingly, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less governmental supervision and regulation of foreign stock exchanges, broker-dealers and issuers than in the United States.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests.

CURRENCY EXCHANGE RATES

The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations (including actions by a foreign government to devalue its currency, thereby effecting a possibly substantial reduction in the U.S. dollar value of a Fund's investments in that country). The International Fund is authorized to employ certain hedging techniques to minimize this risk. However, to the extent such transactions do not fully protect the

International Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. Further, the International Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers (including banks) realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer or bank normally will offer to sell a foreign currency to the International Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Moreover, fluctuations in exchange rates may decrease or eliminate income available for distribution. For example, if certain realized foreign currency losses exceed other investment company taxable income (as described below under "Tax Information") during a taxable year, the International Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized for federal income tax purposes as a return of capital to shareholders, rather than as ordinary dividends.

HEDGING TRANSACTIONS (INTERNATIONAL FUND ONLY)

Hedging transactions cannot eliminate all risks of loss to the International Fund and may prevent the Fund from realizing some potential gains. The projection of short-term foreign currency and market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of hedging transactions are: incorrect prediction of the movement of currency exchange rates and market movements; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of options, futures contracts and options on future contracts with the assets on which they are based; lack of liquid secondary markets and inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies. Hedging transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities. See "Special Risks of Foreign Investments and Foreign Currency Transactions."

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Fund had directly hedged a currency risk. Similar risks are associated with cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. dollar. Cross-hedges may also create a greater risk of loss than other hedging transactions because they may involve hedging a currency risk through the U.S. dollar rather than directly to the U.S. dollar or another currency.

To help reduce certain risks associated with hedging transactions, the Common Stock Trust's Board of Trustees has adopted the requirement that forward contracts, options, futures contracts and options on futures contracts be used on behalf of the Fund as a hedge and not for speculation. In addition to this requirement, the Board of Trustees has adopted the following percentage restrictions on the use of options, futures contracts and options on futures contracts:

   (i) The Fund will not write a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets.

   (ii) The Fund will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of the Fund's net assets.

   (iii) The Fund will not enter into any futures contract or option on a futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

INVESTMENT RISKS OF CONCENTRATION IN CALIFORNIA AND WASHINGTON ISSUERS

CALIFORNIA TAX-FREE INCOME FUND

The following is a condensed and general description of conditions affecting the taxing ability and fiscal condition of the State of California and its various political subdivisions and their ability to meet their debt service obligations. Since during normal market conditions the Fund plans to invest at least 80% of its net assets in bonds issued by California and its political subdivisions, the investment risk of such concentration should be carefully considered. The description below summarizes discussions contained in official statements relating to various types of bonds issued by the State of California and its political subdivisions. A more detailed description can be found in such official statements. The California Tax-Free Income Fund has not independently verified any of the information presented in this section.

          THE STATE OF CALIFORNIA. The severe economic recession which occurred in California between 1990 and 1994 seriously affected State tax revenues, caused increased expenditures for health and welfare programs, and caused a structural imbalance in the State's budget, with the largest programs supported by the General Fund

-- K-12 schools and community colleges, health and welfare, and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits and had to use a series of external borrowings to meet its cash needs.

          As a result of the deterioration in the State's budget and cash situation in fiscal years 1991-92 and 1992-93, rating agencies reduced the State's credit ratings. Between November 1991 and October 1992 the rating on the State's general obligation bonds was reduced by S&P from "AAA" to "A+," by Moody's from "Aaa" to "Aa," and by Fitch IBCA, Inc. from "AAA" to "AA." In July, 1994, based on the State's inability to eliminate its accumulated deficit, the same three rating agencies further lowered their ratings on the State's general obligation bonds to "A," "A1" and "A," respectively.

          Since the start of 1994, California's economy and the State's financial condition have steadily improved, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years was finally eliminated. Moody's S&P and Fitch IBCA, Inc. currently rate the State's general obligation bonds Aa3, A-plus and AA-minus, respectively.

          In August 1998, the Governor signed the Budget Act for fiscal year 1998-99. The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the vehicle license fee. Since the vehicle license fee is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Started on January 1, 1999, the vehicle license fee has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter. Revenues and expenditures for 1998-99 as updated in the 1990-00 Governor's Budget are $56.3 billion and $58.3 billion, respectively. That proposed budget projects General Fund revenues and transfers in 1990-00 of $60.3 billion. This includes anticipated initial payments from a tobacco litigation settlement of about $560 million, and receipt of one-time revenue from sale of assets. The Governor also assumes receipt of about $400 million of federal aid for certain health and welfare programs and reimbursement for costs for incarceration of undocumented felons, above the amount presently received by California from the federal government. The Governor's Budget proposes General Fund expenditures of $60.5 billion, giving highest priority to education.

          TAX AND SPENDING LIMITATIONS. The taxing powers of California public agencies are limited by Article XIII A of the State Constitution, added by an initiative amendment approved by voters on June 6, 1978, and commonly known as Proposition 13.

          Article XIII A limits the maximum ad valorem tax on real property to one percent of "full cash value" which is defined as "the County Assessor's valuation of real property as shown on the fiscal year 1975-76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed two percent per year, or reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction, or other factors.

          The tax rate limitation referred to above does not apply to ad valorem taxes to pay the interest and redemption charges on any indebtedness approved by the voters before July 1, 1978 or any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition.

          Article XIII A also requires a two-thirds vote of the electors prior to the imposition of any special taxes and totally precludes the imposition of any new ad valorem taxes on real property or sales or transaction taxes on the sales of real property.

          Legislation adopted in 1979 exempts business inventories from taxation. However, the same legislation provides a formula for reimbursement by California to cities and counties, special districts and school districts for the amount of tax revenues lost by reason of such exemption or adjusted for changes in the population and the cost of living. Legislation adopted in 1980 provides for state reimbursements to redevelopment agencies to replace revenues lost due to the exemption of business inventories from taxation. Such legislation provides for restoration of business inventory tax revenues through the annual addition of artificial assessed value, not actually existing in a project area, to the tax rolls of redevelopment projects. These reimbursements are adjusted for changes in the population and the cost of living. All such reimbursements are subject to change or repeal by the Legislature, and they have been changed since 1980. Furthermore, current law generally prohibits the pledging of such reimbursement revenues to secure redevelopment agency bonds.

          Redevelopment agencies in California have no power to levy and collect taxes; hence, any decrease in property taxes or limitations in the amounts by which property taxes may increase adversely affects such agencies, which lack the inherent power to correct for such decreases or limitations.

          State and local government agencies in California and the State itself are subject to annual "appropriation limits" imposed by Article XIII B, an initiative constitutional amendment approved by the voters on November 6, 1979, which prohibits government agencies and the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, certain State subventions and certain other funds, including proceeds from regulatory licenses, user revenues, certain State subventions and certain other funds to the extent that such proceeds exceed "the cost reasonably born by such entity in providing the regulation, product, or service." No limit is imposed on appropriation of funds which are not "proceeds of taxes," on debt service or indebtedness existing or authorized by January 1, 1979, or subsequently authorized by the voters, or appropriations required to comply with mandates of courts or the federal government, or user charges or fees which don't exceed the cost of the service provided, nor on certain other non-tax funds.

          By statute (which has been upheld by the California Court of Appeals), tax revenues allocated to redevelopment agencies are not "proceeds of taxes" within the meaning of Article XIII B, and the expenditure of such revenues is therefore not subject to the limitations under Article XIII B.

          The imposition of taxes by local agencies other than charter cities is further limited by the provisions of an initiative statute ("Proposition 62") approved by the voters on November 4, 1986. The statute (i) requires that any tax for general governmental purposes imposed by these local government entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as a tax levied for other than general governmental purposes) imposed by any of these local governmental entities be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of AD VALOREM taxes on real property by these local governmental entities except as permitted by Article XIII A, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governmental entities and (vi) requires that any tax imposed by a local governmental entity between May 1, 1985 and November 4, 1986 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988.

          Subsequent decisions of California Courts of Appeal held that all or portions of the provisions of Proposition 62, including those requiring the submission of general fund tax measures to the electorate, are unconstitutional. However, on December 14, 1995, in the case of SANTA CLARA COUNTY LOCAL TRANSPORTATION AUTHORITY V. GUARDINO, the California Supreme Court upheld the constitutionality of Proposition 62. As a result, the annual revenues of any local government or district as shown in the general fund budget may have to be reduced in any year to the extent that they rely on the proceeds of any general tax adopted after May 1, 1985 which has not been approved by majority vote of the electorate. The GUARDINO decision left unresolved (1) whether its conclusions apply retroactively to taxes adopted without the necessary voter approval during the period between the 1986 passage of Proposition 62 and the 1995 GUARDINO decision and (2) what statute of limitations applies to a taxpayer challenge. These issues have not yet been addressed by the California Supreme Court, and a number of appeals remain pending.

          An initiative constitutional amendment known as Proposition 218 and also called the "Right to Vote on Taxes Act" was approved by the voters on November 5,

1996. This measure added Articles XIII C and XIII D to the State Constitution. The measure requires that general tax increases by all local government entities be approved by not less than a majority vote and that taxes for special purposes be approved by a two-thirds vote; provides that existing language in the California Constitution shall not be construed to limit the initiative power with respect to reducing or repealing any local tax, assessment, fee or charge; prescribes procedures applicable to assessments on real property and requires that such assessments be approved by property owners; prohibits property related fees and charges from exceeding costs of the service being provided; imposes procedural requirements, including notice and public hearing, prior to imposition of new or increased fees or charges on property; and requires that, except for fees for sewer, water and refuse collection, fees be approved by a majority vote of the electorate.

          Given the turbulent history of California electoral, judicial and legal proceedings affecting taxation since 1978, it is impossible to predict what proceedings might occur in the future which would affect the ability of California and its political subdivisions to service their outstanding indebtedness.

          LEASE FINANCING. Lease-based financing, typically marketed in the form of certificates of participation or lease revenue bonds, has been extremely popular in California, since the courts have long held that properly structured long-term leases do not create "indebtedness" for purposes of constitutional and statutory debt limitations. The obligation to pay rent thereunder is nevertheless enforceable, on an annual basis, so long as the leased property is available for use and occupancy by the government lessee. The risk of rent abatement (because of construction delays, damage to structures and the like) is usually mitigated by funded reserves, casualty (including earthquake) insurance and rental interruption insurance.

          In a recent taxpayer suit, RIDER V. CITY OF SAN DIEGO, the California Supreme Court upheld the validity of traditional financing structures involving joint powers agencies and reaffirmed the long-established lease exception to the constitutional debt limit.

          LAND-SECURED FINANCING. Local government limited obligations payable from special taxes or assessments on real property have come to be known as "dirt bonds". Typically unrated and ultimately secured by a lien on benefitted property, these obligations are inherently vulnerable to fluctuations in land values and development risks arising from a number of factors, including increased governmental and environmental regulations and general economic conditions.

          ELECTRIC UTILITY RESTRUCTURING. Like a number of other states, California recently enacted legislation relating to the restructuring of the electric utility industry. The legislation generally provides for increased competition in the supply of electric power and allows retail customers "direct access" in choosing their supplier. In addition, the legislation provides for an immediate rate reduction for small users; creates an independent power exchange to administer a wholesale power pool; creates an independent system operator for the transmission grid; provides customers and suppliers with nondiscriminating and comparable access to transmission and distribution services; and allows utilities to recover uneconomic generation-related costs through a transition charge or severance fee.

          The mandatory provisions of the legislation generally apply to utilities regulated by the California Public Utilities Commission. Since the State's political subdivisions are not subject to the jurisdiction of the CPUC, the effect of the legislation on municipally-owned electric utilities is more limited. As a practical matter, however, it is likely that most municipally-owned utilities will adopt some form of direct access or pooling programs in order to remain competitive.

          The effects of direct access may vary among municipal utilities and cannot be specifically ascertained at this time. However, some potential effects include: (i) loss of customers, particularly large industrial and commercial customers, (ii) increased costs to remaining customers, (iii) decreased revenues, (iv) decreases in transfers to the municipality's general fund, (v) increased difficulties in developing new generating resources, (vi) increased difficulties and higher costs in system financing, (vii) reductions in credit ratings, (viii) the need to recover stranded investment in facilities from the remaining customers and (ix) reductions in environmental and social programs relating to electric utility services.

          YEAR 2000 COMPLIANCE. California and most of its political subdivisions have adopted strategies and allocated resources to bring their computer systems into compliance with year 2000-related information technology. The so-called "Year 2000 Issue" arises because most computer software programs allocate two digits to the date field for "Year" on the assumption that the first two digits will be "19". Such programs thus will interpret the year 2000 as the year 1900, the year 2001 as the year 1901, etc. absent reprogramming or replacement. The Year 2000 Issue affects the hardware and software for computer information technology systems and the embedded logic of computer chips in non-information technology systems, such as meters, vehicles, transformers, switching gear and environmental systems. The Year 2000 Issue could impact both the ability to enter data into computer programs, the ability of such programs to correctly process data, and the ability to operate non-information technology systems.

          The State Treasurer's Office reports that as of December 31, 1998, its systems for bond payments were fully Year 2000 compliant. The State Controller's Office reported that it had completed the necessary Year 2000 remediation projects for the State fiscal and accounting system by December 31, 1998, consistent with the Governor's Executive Order. The final steps of testing will be completed during 1999. Both offices are actively working with the outside entities with whom they interface to ensure they are also compliant.

          ORANGE COUNTY BANKRUPTCY. In December 1994, Orange County, together with its pooled investment funds, filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the funds had suffered significant market losses in their investments, causing a liquidity crisis for the funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the funds. Orange County has since embarked on a fiscal recovery plan, based on sharp reductions in services and personnel, and continues to face fiscal constraints in the aftermath of the bankruptcy.

          Since the Orange County bankruptcy, California's general laws pertaining to the deposit and investment of public moneys have been significantly revised to limit the use of higher-risk investments and to provide additional oversight safeguards at the local level.

          The Fund will attempt to achieve geographic diversification by investing in obligations of issuers which are located in different areas within California as well as obligations of the State of California itself. In addition, the Fund will not invest more than 15% of its total assets in tax allocation bonds issued by California redevelopment agencies. These are operating policies of the Fund and may be changed without the approval of the Fund's shareholders.

WASHINGTON MUNICIPAL BOND FUND

A discussion of certain economic, financial and legal matters regarding the State of Washington follows. During normal market conditions, the Washington Municipal Bond Fund will generally invest at least 80% of its net assets in bonds issued by Washington and its political subdivisions, municipalities, agencies, instrumentalities or public authorities. Therefore, the investment risk of such concentration should be carefully considered. The information in the discussion is drawn primarily from official statements relating to securities offerings of the State which are dated prior to the date of this Statement of Additional Information. This information may be relevant in evaluating the economic and financial position of the State, but is not intended to provide all relevant data necessary for a complete evaluation of the State's economic and financial position. Discussions regarding the financial health of the State government may not be relevant to municipal obligations issued by a political subdivision of the State. Furthermore, general economic conditions discussed may or may not affect issuers of the obligations of the State. The Washington Municipal Bond Fund has not independently verified any of the information presented in this section.

GENERAL INFORMATION

According to the United States Census Bureau's 1990 Census, Washington State's population is ranked 18th of the 50 states. During the ten-year time period from 1980-1990, the State's population increased by 17.8%, while the United States population increased by 9.8%. The State's population increased at an average annual rate of approximately 2.5% from 1990 to 1993, and at an average annual rate of approximately 1.8% from 1993 to 1995. Measured on an April to April year, the population annual rate of growth was approximately 1.6% for each of the years 1995 to 1996 and 1996 to 1997. The current estimate of the population of the State is approximately 5.6 million.

The State's largest city, Seattle, is part of an international trade, manufacturing, high technology and business service corridor which extends along Puget Sound from Everett to Tacoma. The State's Pacific Coast-Puget Sound region includes 75% of its population, the major portion of its industrial activity and the major part of the forests important to its timber and paper industries. The remainder of the State has agricultural areas primarily devoted to grain, fruit orchards and dairy operations.

In recent years, the State's economy has diversified with employment in the trade and service sectors representing an increasing portion of total employment relative to the manufacturing sector.

The State operates on a July 1 to June 30 fiscal year and on a biennial budget basis. Fiscal controls are exercised during the biennium through an allotment process which requires each agency to submit a monthly expenditure plan. The plan must be approved by the Office of Financial Management, which is the Governor's budget agency. It provides the authority for agencies to spend funds within statutory maximums specified in a legislatively adopted budget. State law requires a balanced biennial budget. Whenever it appears that disbursements will exceed the aggregate of estimated receipts plus beginning cash surplus, the Governor is required to reduce allotments, thereby reducing expenditures of appropriated funds.

As interpreted by the State Supreme Court, Washington's Constitution prohibits the imposition of net income taxes.

The State's tax revenues are primarily comprised of excise and ad valorem taxes. By constitutional provision, the aggregate of all regular (unvoted) tax levies on real and personal property by State and local taxing districts cannot exceed 1% of the true and fair value of the property. Excess levies are subject to voter approval. For the fiscal year ending June 30, 1997, approximately 76.1% of the State's tax revenues came from general and selective sales and gross receipts taxes, of which the retail sales tax and its companion use tax represented 45% of total collections. Business and occupation tax collections represented about 16.4% and the motor vehicle fuel tax represented approximately 6.4% of total State taxes for the year. Ad valorem taxes represented 11.1% of State tax revenues for the fiscal year 1997.

Expenditures of State revenues are made in accordance with constitutional and statutory mandates.

STATE EXPENDITURE LIMITATIONS

Initiative 601, which was passed by the voters in November 1993, limits increases in General Fund-State government expenditures to the average rate of population and inflation growth, and sets forth a series of guidelines for limiting revenue and expenditure increases and stabilizing long range budget planning.

Provisions of Initiative 601 establish a procedure for computing a fiscal year growth factor based on a lagged, three-year average of population and inflation growth. This growth factor is used to determine a State spending limit for programs and expenditures supported by the State General Fund. The growth factor was 5.13% for fiscal year 1996 and is 4.45% for fiscal year 1997, 4.05% for fiscal year 1998, and 4.01% for fiscal year 1999. The initiative created two new reserve funds (the Emergency Reserve Fund and the Education Construction
Fund) for depositing revenues in excess of the spending limit and abolished the Budget Stabilization Account. Ending balances in the Budget Stabilization Account were transferred to the State General Fund ($100 million) and the Pension Reserve Account ($25 million). The initiative also places restrictions on the addition or transfer of functions to local government unless there is reimbursement by the State.

The Initiative's requirement for voter approval for new tax measures has expired. Effective July 1, 1995, taxes can be enacted with a two-thirds majority of both houses of the State Legislature if resulting General Fund-State expenditures do not exceed the spending limit. Voter approval is still required to exceed the spending limit. Thus far, the Initiative has not had a restrictive impact on the State's budget.

The State Constitution and enabling statutes authorize the incurrence of State general obligation debt to the payment of which the State's full faith; credit and taxing power are pledged. With certain exceptions, the amount of State general obligation debt which may be incurred is limited by constitutional and statutory restrictions. These limitations are imposed by prohibiting the issuance of new debt if the new debt would cause the maximum annual debt service on all thereafter outstanding general obligation debt to exceed a specified percentage of the arithmetic mean of general State revenues for the preceding three years. These limitations apply to the incurrence of new debt and are not limitations on the amount of debt service which may be paid by the State in future years.

The State Legislature is obligated to appropriate money for State debt service requirements. Generally, on or before June 30 of each year, the State Finance Committee certifies to the State Treasurer the amount required for payment of bond interest and principal for the coming year. Some general obligation bond statutes provide that the General Fund will be reimbursed from discrete revenues, which are not considered general State revenues. Other bonds are limited obligation bonds not payable from the General Fund. For the 1997-99 Biennium, General Fund-State revenues are projected to be $19.421 billion, an increase of 9.8% over the 1995-97 Biennium, plus a carry-forward of $513 million. The revenue outlook for the 1997-99 Biennium is stable and the General Fund is projected to end the Biennium with a $820 million fund balance.

The operating budget for the 1997-99 Biennium calls for an overall expenditure level of $19.084 billion for the General Fund-State, an increase of $1.4 billion or 7.7% over the 1995-97 Biennium and within the $19.152 billion expenditure limit imposed under Initiative 601.

Fifty-eight percent of the General Fund-State budget will go to support public schools and higher education, representing a $514 million increase in public school funding and an increase of $137 million in funding for public universities and colleges.

Social and Health Services funding accounts for approximately 26% of the State budget, and the criminal justice budget also increased. A 3% across-the-board salary increase for State employees accounts for $63 million of the increase in General Fund-State expenditures.

The 1998 Supplemental Budget reduced total General Fund-State expenditures by $975,000 and passed the State Legislature on March 11, 1998.

In 1997-99 approximately $1.88 billion has been budgeted for new projects. Approximately $541.5 million is budgeted for higher education facilities. Other State government functions, such as general government, natural resources, corrections and environmental programs receive about $1,061 million. The State also expects to spend about $277.6 million for common school construction.

For most municipalities in the State, the fiscal year is the calendar year, except that school districts have a September 1 - August 31 fiscal year. All municipalities must maintain balanced budgets. Depending on the type of municipality, local revenues are derived from ad valorem taxes, excise and gross receipts taxes, special assessments, fees, user charges and State and federal grants.

Municipalities incur debt by the issuance of general obligations or other borrowings which are payable from taxes, though other revenue sources may be used. Revenue obligations do not constitute debt under constitutional and statutory limitations as long as taxes are not pledged or used to pay debt service. Only non-tax revenue from the operation of a project or enterprise financed by the revenue obligations (and sometimes special assessments on property benefited from the financed improvements) may be used to pay that debt service. Usually, revenue bonds are secured by a reserve funded in an amount based on a factor of debt service. Many municipalities may issue improvement district obligations payable only from special assessments on benefited property, but some of those obligations also may be secured by a special guaranty fund.

ECONOMIC OVERVIEW

Over the past few years, the State's economic performance has remained relatively strong compared to the United States as a whole. After adjusting for inflation, growth in personal income in the State increased 4.6% in 1996 over the 1995 level and 5.8% in 1997 over the 1996 level.

The State's economic base includes manufacturing and service industries as well as agricultural and timber production. During 1990-1995, the State experienced growth in non-manufacturing industries and a decline in manufacturing industries. The rate of employment growth, which exceeded 4.5% during the mid-to-late 1980s, has declined since 1991 to an average rate of 1.4%. The 1998 employment growth is expected to be 3.0%.

Washington's economy consists of both export and local industries. Leading export industries are aerospace, forest products, agriculture and food processing. The aerospace, timber and food processing industries together employ approximately 9% of the State's non-farm workers. However, the non-manufacturing sector has played an increasingly significant role in contributing to the State's economy in recent years.

Below is a summary of key industry segments of the State's economy as well as of selected economic and employment data.

MANUFACTURING. The Boeing Company ("Boeing"), which is the State's largest employer, has several facilities located primarily in the Puget Sound. Boeing is the world's leading manufacturer of commercial airliners and as of May 1998 employed approximately 103,500 people State-wide. While the primary activity of Boeing is the manufacture of commercial aircraft, Boeing has played leading roles in the aerospace and military missile programs of the United States and has undertaken a broad program of diversification activities including Boeing Information and Support Services. In 1997, Boeing had $45.8 billion in sales and a loss of $178 million. Boeing currently anticipates 1998 sales to be in the $55 billion range. Boeing recently completed two and is currently undertaking one major expansion project. The company acquired a 212-acre site in Renton (King County), which is the site of the former Longacres Race Track. The site will be used as a location for the development of an office complex, the first building of which is an approximately 500,000 square-foot customer service training center that was recently completed. In Everett (Snohomish County), Boeing completed construction of a 5.6 million square-foot assembly plant for the new 777 jetliner. In 1993, Boeing completed a $400 million skin and spar plant and a composite manufacturing center on 500 acres in Puyallup (Pierce County).

On December 5, 1996, Boeing acquired the former defense and space units of Rockwell International. On August 1, 1997, Boeing also completed its merger with McDonnell Douglas Corporation. The merger will not significantly impact Boeing employment levels in the State.

In 1996, the Boeing Defense & Space Group won a $1.1 billion contract from the U.S. Air Force to build the Airborne Laser system and was also one of two companies selected by the Department of Defense to build two prototype Joint Strike Fighter airplanes. Boeing also recently announced that it will become an equity partner and serve as the prime contractor for Teledesic's network of low-Earth-orbit satellites. The estimated contract value is $9 billion.

TECHNOLOGY-RELATED INDUSTRIES. The State ranks fourth among all states in the percentage of its work force employed by technology-related industries. It ranks third among the largest software development centers. The State is the home of approximately 1000 advanced technology firms of which approximately 50% are computer-related. Microsoft, headquartered in Redmond, Washington, is the largest microcomputer software company in the world. In addition, several biotechnical firms located in the State have attained international acclaim for their research and development.

TIMBER. Natural forests cover more than 40% of the State's land area, and forest products rank second behind aerospace in value of total production. The largest employer in the timber industry is The Weyerhaeuser Company. Productivity in the State's forest products industry increased steadily from 1980 to 1990. However, since 1991, recessionary influences have resulted in a production decline. A slight decline is anticipated for the next few years, due to federally-imposed limitations on the harvest of old-growth timber and the inability to maintain the previous record levels of production increases. Although a continued decline in employment is anticipated in certain regions, the impact is not expected to affect materially the State's overall economic performance.

AGRICULTURE AND FOOD PROCESSING. Agriculture and food processing is the State's most important industry by most measures. Growth in agricultural products was an integral factor in the State's economic growth in the late 1980s and early 1990s.

FINANCE, INSURANCE AND REAL ESTATE. Employment in finance, insurance and real estate is estimated to represent 5.1% of the State's wage and salary employment in 1996. Projections for 1997 show this segment declined slightly to 5.0% of employment.

TRADE. International trade plays an important role in the State's employment base and one in six jobs is related to this sector. During the past twenty years the State has consistently ranked number one or number two in international exports per capita. Seattle-Tacoma International Airport is the focus of the region's air traffic and trade. The State, particularly the Puget Sound Corridor, is a trade center for the Northwest and the State of Alaska. A system of public ports, the largest of which are the Ports of Seattle and Tacoma, handle waterborne trade primarily to and from the Far East. These two Ports each rank among the top 20 ports in the world based on volume of containerized cargo shipped; on a combined basis they are the second largest load center for containerized cargo in the United States. Approximately 70% of the cargo passing through the Ports of Seattle and Tacoma has an ultimate destination outside the Pacific Northwest. Therefore, trade levels depend largely on national and world, rather than local, economic conditions.

RETAIL SALES. Growth in retail sales in the State between 1990 and 1992 was higher than that in the United States. During 1993 through 1996, the rate of growth for retail sales was lower for the State than for the United States. The State is home to a number of specialty retail companies that have reached national stature, including Nordstrom, Eddie Bauer, Costco and Recreational Equipment Inc. (REI).

SERVICES/TOURISM. The highest employment growth in the State since 1981 has taken place in the services sector, although rate of growth has shown a small but relatively consistent decline since 1990 from 7% to 4.3% for 1995, and 3.4% forecast for 1996. Seattle is the location for the Washington State Convention and Trade Center which opened in June 1988. The State also has many tourist attractions such as the Olympic and Cascade mountain ranges, ocean beaches and local wineries.

CONSTRUCTION. Employment in the construction sector in the Puget Sound area increased 69.2% between 1981 and 1991. The increase in employment in the late 1980s was due in part to the relative affordability of housing compared to other areas of the country. Construction employment growth flattened between 1991 and 1993, but showed a modest increase in 1994 and leveled again in 1995.
Commercial building, while not increasing at the pace of the 1980s, remains stable.

FEDERAL, STATE AND LOCAL GOVERNMENT. Employment in the government sector represents approximately 19% of all wage and salary employment in the State on a combined basis. Seattle is the regional headquarters for a number of federal government agencies, and the State receives an above-average share of defense expenditures. Employment in the government sector has expanded in the State since 1990, but at a declining rate. State and local government employment has increased at a faster pace than employment by the federal government, and is projected to add new jobs through 1996.

LITIGATION

At any given time, including the present, there are numerous lawsuits pending against the State of Washington which could affect the State's revenues and expenditures. However, none of the lawsuits is expected to have a material adverse impact on either State revenues or expenditures.

REDEMPTION IN KIND

If a Trust concludes that cash payment upon redemption to a shareholder would be prejudicial to the best interest of the other shareholders of a Fund, a portion of the payment may be made in kind. The Trusts have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund must redeem shares tendered by a shareholder of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period. Any shares tendered by the shareholder in excess of the above-mentioned limit may be redeemed through distribution of the Fund's assets. Any securities or other property so distributed in kind shall be valued by the same method as is used in computing NAV. Distributions in kind will be made in readily marketable securities, unless the investor elects otherwise. Investors may incur brokerage costs in disposing of securities received in such a distribution in kind.

INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE

GENERAL

Each Fund (other than the Money Market Funds) determines its net asset value per share ("NAV") by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.
The NAV of the No-Load Class of each Fund is calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 1:00 p.m. Pacific time every day the Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV is determined separately for each class of shares of each Fund.

Short-term debt securities held by a Fund's portfolio having a remaining maturity of less than 60 days when purchased, and securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less, may be valued at cost adjusted for amortization of premiums or accrual of discounts, or under such other methods as the applicable Trust's Board of Trustees may from time to time deem to be appropriate. The cost of those securities that had original maturities in excess of 60 days shall be determined by their fair market value until the 61st day prior to maturity. All other securities and assets in the portfolio will be appraised in accordance with those procedures established by the Board of Trustees in good faith in computing the fair market value of those assets.
All other securities and assets in the portfolio will be appraised in accordance with those procedures established by the Board of Trustees in good faith in computing the fair market value of those assets.

Trading in foreign securities generally will be substantially completed each day at various times prior to the close of the Exchange. The value of any such securities are determined as of such times for purposes of computing NAV. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the Sub-Advisor under procedures established by and under general supervision of the Board of Trustees.

Options the International Fund may purchase that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts the International Fund will enter into will be marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted into U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward contracts are valued at the current cost of covering or offsetting such contracts.

MONEY MARKET FUNDS

The portfolio instruments of each Money Market Fund are valued on the basis of amortized cost. The valuation of each Money Market Fund's portfolio securities based upon amortized cost, and the maintenance of each Fund's NAV at $1.00, are permitted pursuant to Rule 2a-7 under the 1940 Act. Pursuant to that Rule, each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of 397 days or less, and invests only in securities determined by SAM, under guidelines adopted by the Money Market Trust's Board of Trustees, to be of high quality and to present minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, each Money Market Fund's price-per-share as computed for the purpose of sales and redemptions at $1.00. These procedures include a review of each Money Market Fund's portfolio holdings by the Board of Trustees, at such intervals as the Board deems appropriate, to determine whether a Fund's NAV per share, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of that Fund. If the Board determines that such a deviation exists in a Fund, the Trustees will take such corrective action with respect to the Fund as they regard as necessary and appropriate, including selling portfolio investments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, not paying dividends (subject to distribution requirements to maintain status as a regulated investment company for federal tax purposes (see "Tax Information")), redeeming shares in kind, and determining the NAV by using available market quotations.

The principal risk associated with the Money Market Funds is that they may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The Money Market Funds' yields will fluctuate with general money market interests rates.

PERFORMANCE INFORMATION

GENERAL

Effective September 30, 1996, all of the then-existing shares of each of the Funds were redesignated No-Load Class shares, and Growth Fund, Equity Fund, Income Fund, Northwest Fund, Balanced Fund, International Fund, Small Company Fund, Intermediate-Term U.S. Treasury Fund, Managed Bond Fund, Municipal Bond Fund, California Tax-Free Income Fund, Washington Municipal Bond Fund and Money Market Fund commenced offering Advisor Class A and Advisor Class B shares. The High-Yield Fund and U.S. Value Fund commenced offering Advisor Class A and Advisor Class B shares on January 31, 1997, and April 30, 1997, respectively.


PERFORMANCE INFORMATION AND QUOTED RATINGS ARE INDICATIVE ONLY OF PAST PERFORMANCE AND ARE NOT INTENDED TO REPRESENT FUTURE INVESTMENT RESULTS.

TOTAL RETURNS AND AVERAGE TOTAL RETURNS

For the following Funds, the total returns, expressed as a percentage, for the one-, five- and ten-year periods ended December 31, 1998 were as follows:

                                1 Year         5 Years       10 Years
                                ------         -------       --------
GROWTH FUND                      4.37%         138.63%       365.91%

EQUITY FUND                     24.93%         167.12%       506.77%

INCOME FUND                      6.31%         114.89%       253.55%

INTERMEDIATE-TERM                9.61%          34.08%       112.51%
U.S. TREASURY FUND

GNMA FUND                        6.84%          33.84%       115.51%

HIGH-YIELD FUND                  4.45%          47.01%       139.15%

MUNICIPAL BOND FUND              6.35%          35.37%       121.56%

CALIFORNIA TAX-FREE              6.19%          39.12%       125.12%
INCOME FUND

For the following Funds, the total returns, expressed as a percentage, for the one-year, five-year and since initial public offering periods ended December 31, 1998 were as follows:

                     1 Year      5 Years+    Since Initial Public Offering
                     ------      --------    -----------------------------
NORTHWEST FUND        3.50%       84.69%           146.34%   (94 months)*

INTERMEDIATE-
TERM MUNICIPAL        5.33%       27.74%            36.93%   (69 months)**
BOND FUND

INSURED
MUNICIPAL BOND        5.90%       33.94%            44.18%   (69 months)**
FUND

WASHINGTON
MUNICIPAL BOND        5.99%       30.30%            40.57%   (69 months)**
FUND


+ Performance reported for the 5-year period ending December 31, 1998 unless otherwise noted.
*    Inception of Fund February 7, 1991.
**   Inception of Fund March 18, 1993.

For the following Funds, the total returns, expressed as a percentage, for the one-year and since initial public offering periods ended December 31, 1998 were as follows:

                       1 Year            Since Initial  Public Offering
                       ------            ------------------------------
BALANCED FUND          12.56%                   46.26%  (35 months)***

INTERNATIONAL FUND     14.26%                   36.46%  (35 months)***

SMALL COMPANY FUND    (21.57)%                  20.96%  (35 months)***

U.S. VALUE FUND        12.61%                   32.31%  (20 months)****

MANAGED BOND FUND       8.43%                   33.59%  (58 months)*****

***   Inception of Fund January 31, 1996.
****  Inception of Fund April 30, 1997.
***** Inception of Fund February 28, 1994.

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-, five- and ten-year periods ended December 31, 1998 were as follows:

                                 1 Year        5 Years       10 Years
                                 ------        -------       --------
GROWTH FUND                     $10,437        $23,863       $46,591

EQUITY FUND                     $12,493        $26,712       $60,677

INCOME FUND                     $10,631        $21,489       $35,355

For the Northwest Fund, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year, five-year, and since initial public offering (94 months) periods ended December 31, 1998 were as follows:

                       1 Year       5 Years     Since Initial Public Offering
                       ------       -------     -----------------------------
NORTHWEST FUND         $10,350      $18,469       $24,635     (94 months)*

*    Inception of Fund February 7, 1991.

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year and since initial public offering periods ended December 31, 1998 were as follows:

                            1 Year       Since Initial Public Offering
                            ------       -----------------------------
BALANCED FUND               $11,257            $14,625  (35 months)***

INTERNATIONAL FUND          $11,426            $13,646  (35 months)***

SMALL COMPANY FUND          $ 7,843            $12,096  (35 months)***

U.S. VALUE FUND             $11,261            $13,231  (20 months)****

***Inception of Fund January 31, 1996.
****Inception of Fund April 30, 1997.

For the following Funds, the average annual total returns for the one-, five- and ten-year periods ended December 31, 1998 were as follows:

                                 1 Year        5 Years       10 Years
                                 ------        -------       --------
GROWTH FUND                      4.37%          19.00%        16.64%

EQUITY FUND                     24.93%          21.71%        19.76%

INCOME FUND                      6.31%          16.53%        13.46%

INTERMEDIATE-TERM                9.61%           6.04%         7.83%
U.S. TREASURY FUND

GNMA FUND                        6.84%           6.00%         7.98%

HIGH-YIELD FUND                  4.45%           8.01%         9.11%

MUNICIPAL BOND FUND              6.35%           6.24%         8.28%

CALIFORNIA TAX-FREE              6.19%           6.83%         8.45%
INCOME FUND

For the following Funds, the average annual total returns for the one-year, five-year, and since initial public offering periods ended December 31, 1998 were as follows:

                        1 Year     5 Years     Since Initial Public Offering
                        ------     -------     -----------------------------
NORTHWEST FUND          3.50%      13.05%             12.20%   (94 months)*

INTERMEDIATE-TERM       5.33%       5.02%              5.62%   (69 months)**
MUNICIPAL BOND FUND

INSURED MUNICIPAL       5.90%       6.02%              6.57%   (69 months)**
BOND FUND

WASHINGTON MUNICIPAL    5.99%       5.44%              6.10%   (69 months)**
BOND FUND

**Inception of Fund February 7, 1991.
***Inception of Fund March 18, 1993

For the following Funds, the average annual total returns for the one-year and since initial public offering periods ended December 31, 1998 were as follows:

                                1 Year     Since Initial Public Offering
                                ------     -----------------------------
BALANCED FUND                   12.56%            13.92%   (35 months)**

INTERNATIONAL FUND              14.26%            11.25%   (35 months)**

SMALL COMPANY                  (21.57)%            6.74%   (35 months)***
STOCK FUND

U.S. VALUE FUND                 12.61%            18.29%   (20 months)****
MANAGED BOND FUND                8.43%             6.18%   (58 months)*****

YIELD AND EFFECTIVE YIELD

For the following Funds, the yields for the 30-day period ended December 31, 1998 were as follows:

INTERMEDIATE-TERM U.S. TREASURY FUND                  4.08%

GNMA FUND                                             5.74%

HIGH-YIELD FUND                                       8.36%

MANAGED BOND FUND                                     4.41%

For the following Funds, the yield and tax-equivalent yield at the maximum federal tax rate of 39.6% for the 30-day period ended December 31, 1998 were as follows:

                                         Yield          Tax-Equivalent Yield
                                         -----          --------------------
MUNICIPAL BOND FUND                      4.34%                  7.19%

INTERMEDIATE-TERM MUNICIPAL              3.37%                  5.58%
BOND FUND

INSURED MUNICIPAL BOND FUND              4.07%                  6.74%

WASHINGTON MUNICIPAL BOND FUND           4.00%                  6.62%

CALIFORNIA TAX-FREE INCOME FUND+         4.26%                  7.77%

+ Maximum combined federal and California tax rates of 45.2%

For the Money Market Funds, the yield and effective yield for the 7-day period ended December 31, 1998 were as follows:

                                        Yield          Effective Yield
                                        -----          ---------------
MONEY MARKET FUND                       4.76%               4.88%

For the Tax-Free Money Market Fund, the yield and tax-equivalent yield at the maximum federal tax rate of 39.6% for the 7-day period ended December 31, 1998 were as follows:


                                      Yield       Tax-Equivalent Yield
                                      -----       --------------------
TAX-FREE MONEY MARKET FUND            3.20%               5.30%

CALCULATIONS

The total return, expressed as a percentage, is computed using the following formula:

           ERV-P
     T =   -----  x 100
             P

The total return, expressed in dollars, is computed using the following formula:

               n
     T = P(1+A)

The average annual total return is computed using the following formula:

                              n
          A = (root ERV/P - 1)  x 100

Where:    T =  total return

          A =  average annual total return

          n =  number of years

        ERV = ending redeemable value of a hypothetical investment of $1,000 at the end of a specified period of time

          P = a hypothetical initial investment of $1,000 or $10,000 (when total return is expressed in dollars)

In making the above calculation, all dividends and capital gain distributions are assumed to be reinvested at the respective Fund's NAV on the reinvestment date, and the maximum sales charge, if any, for each class is applied.

Yield for the Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund, Managed Bond Fund and Tax-Exempt Bond Funds is computed using the following formula:

                     a-b     6
     Yield  =    2[( --- +1)   -1]
                     cd

     Where:    a =  dividends and interest earned during the period

               b =  expenses accrued for the period (net of reimbursements)

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends

               d = the maximum offering price per share on the last day of the period

Yield for the Money Market Funds is computed using the following formula:

                (x-y)-z                         365
     Yield = [ ------- ] = Base Period Return x ---
                  y                              7

     Where:    x =  value of one share at the end of a 7-day period

               y =  value of one share at the beginning of a 7-day period
                    ($1.00)

               z =  capital changes during the 7-day period, if any

Effective yield is computed using the following formula:

       Effective yield = [(Base Period Return + 1) 365/7] -1

Tax-equivalent yield is computed using the following formula:

                                eg
     Tax-equivalent yield = [ ----- ] + [e (1-g)]
                              (1-f)

    Where:     e =  yield as calculated above

               f =  tax rate

               g =  percentage of yield which is tax-free

During periods of declining interest rates, each Money Market Fund's yield based on amortized cost may be higher than the yield based on market valuations.
Under these circumstances, a shareholder in either Money Market Fund would be able to obtain a somewhat higher yield than would result if each Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

In addition to performance figures, the Funds may advertise their rankings as calculated by independent rating services that monitor mutual funds' performance (E.G., CDA Investment Technologies, Lipper Analytical Services, Inc., Morningstar, Inc., and Wiesenberger Investment Companies Service). These rankings may be among mutual funds with similar objectives and/or size or with mutual funds in general. In addition, the Funds may advertise rankings which are in part based upon subjective criteria developed by independent rating services to measure relative performance. Such criteria may include methods to account for levels of risk and potential tax liability, sales commissions and expense and turnover ratios. These rating services may also base the measure of relative performance on time periods deemed by them to be representative of up and down markets. The Funds may also describe in their advertisements the methodology used by rating services to arrive at Fund ratings. In addition, the Funds may also advertise individual measurements of Fund performance published by the rating services, including but not limited to a Fund's beta, standard deviation, and price earnings ratio.

The Funds may occasionally reproduce articles or portions of articles about the Funds written by independent third parties such as financial writers, financial planners and financial analysts, which have appeared in financial publications of general circulation or financial newsletters (including but not limited to BARRONS, BUSINESS WEEK, FABIANS, FORBES, FORTUNE, INVESTOR'S BUSINESS DAILY, KIPLINGER'S, MONEY Magazine, MORNINGSTAR MUTUAL FUNDS, MUTUAL FUNDS FORECASTER, MUTUAL FUNDS Magazine, NEWSWEEK, NO-LOAD FUND INVESTOR, NO-LOAD FUND X, PENSIONS & INVESTMENTS, RUCKEYSER'S MUTUAL FUNDS, TELESWITCH, TIME Magazine, U.S. NEWS AND WORLD REPORT, YOUR MONEY AND THE WALL STREET JOURNAL).

Each Fund may present in its advertisements and sales literature (i) a biography or the credentials of its portfolio manager (including but not limited to educational degrees, professional designations, work experience, work responsibilities and outside interests), (ii) current facts (including but not limited to number of employees, number of shareholders, business characteristics) about its investment advisor (SAM) or any sub-investment advisor, the investment advisor's parent company (SAFECO Corporation) or the parent company of any sub-investment advisor, or the SAFECO Family of Funds,
(iii) descriptions, including quotations attributable to the portfolio manager, of the investment style used to manage a Fund's portfolio, the research methodologies underlying securities selection and a Fund's investment objective and (iv) information about particular securities held in a Fund's portfolio.

From time to time, each Fund may discuss its performance in relation to the performance of relevant indices and/or representative peer groups. Such discussions may include how a Fund's investment style (including but not limited to portfolio holdings, asset types, industry/sector weightings and the purchase and sale of specific securities) contributed to such performance.

In addition, each Fund may comment on the market and economic outlook in general, on specific economic events, on how these conditions have impacted its performance and on how the portfolio manager will or has addressed such conditions. Each Fund also may provide information on how much certain investments would return over time.

Each Stock Fund may compare its performance against the following unmanaged indices that (unless otherwise noted in the advertisement) assume reinvestment of dividends:

     AMEX (AMERICAN STOCK EXCHANGE) MAJOR MARKET INDEX - Price weighted (high-priced issues have more influence than low-priced issues) average of 20 Blue Chip stocks.

     DOW JONES INDUSTRIAL AVERAGE - Price weighted average of 30 actively traded Blue Chip stocks.

     NASDAQ PRICE INDEX - Market value weighted (impact of a component's price change is proportionate to the overall market value of the issue) index of approximately 3500 over-the-counter stocks traded on the Nasdaq.

     S & P 500 COMPOSITE STOCK PRICE INDEX - Market value weighted index of 500 stocks, most of which are listed on the New York Stock Exchange with some listed on the American Stock Exchange and Nasdaq.

     WILSHIRE 5000 EQUITY INDEX - Market value weighted index of approximately 5000 stocks including all stocks on the New York and American Stock Exchanges.

     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX - Market value weighted index of approximately 1200 companies located throughout the world.

     RUSSELL 2000 INDEX - The 2000 smallest firms in the Russell 3000 Index which is composed of the 3000 largest companies in the United States as measured by capitalization.

Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

--costs associated with aging parents;

--funding a college education (including its actual and estimated cost);

--health care expenses (including actual and projected expenses);

--long-term disabilities (including the availability of, and coverage provided by, disability insurance); and

--retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in bond funds.

Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in a Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

PERFORMANCE INFORMATION AND QUOTED RATINGS ARE INDICATIVE ONLY OF PAST PERFORMANCE AND ARE NOT INTENDED TO REPRESENT FUTURE INVESTMENT RESULTS.

INFORMATION ON DIVIDENDS FOR THE MONEY MARKET FUNDS

Because each Money Market Fund intends to hold its portfolio securities to maturity and expects that most of its portfolio securities will be valued at their amortized cost, realized gains or losses should not be a significant factor in the computation of net income. If, however, in an unusual circumstance, either Money Market Fund experiences a realized gain or loss, shareholders of that Fund could receive an increased, reduced, or no dividend for a period of time. In such an event, the Money Market Trust's Board of Trustees would consider whether to adhere to its present dividend policy or to revise it in light of the then-prevailing circumstances.

MANAGEMENT OF THE FUNDS

The Boards of Trustee have overall responsibility for the operation of the Funds. Pursuant to such responsibility, the Board of Trustees has approved contracts with various organizations to provide among other things, day to day management services required by each Fund.

TRUSTEES AND OFFICERS


                       Position(s) Held with      Principal Occupations(s)
Name, Address and Age        the Trusts              During Past 5 Years
---------------------        ----------              -------------------
Boh A. Dickey*         Chairman and Trustee   President, Chief Operating
SAFECO Plaza                                  Officer, and Director of SAFECO
Seattle, WA  98185                            Corporation.  Previously,
(54)                                          Executive Vice President and
                                              Chief Financial Officer.  He has
                                              been an executive officer of
                                              SAFECO Corporation subsidiaries
                                              since 1982.  See table under
                                              "Investment Advisory and Other
                                              Services."

Barbara J. Dingfield   Trustee                Director of Community Affairs
Microsoft Corporation                         for Microsoft Corporation,
One Microsoft Way                             Redmond, Washington, a computer
Redmond, WA  98052                            software company; former
(53)                                          Director and Executive Vice
                                              President of Wright Runstad &
                                              Co., Seattle, Washington, a real
                                              estate development company;
                                              Director of First SAFECO
                                              National Life Insurance Company
                                              of New York; Board Chair of
                                              United Way of King County; Board
                                              of Managers of Swarthmore
                                              College.

David F. Hill*         President              President of SAFECO Securities,
10865 Willows Road NE  Trustee                Inc. and SAFECO Services
Redmond, WA  98052                            Corporation; Senior Vice
(50)                                          President of SAFECO Asset
                                              Management Company.  See table
                                              under "Investment Advisory and
                                              Other Services."

Richard W. Hubbard*    Trustee                Retired Vice President and
1270 NW Blakely Ct.                           Treasurer of the Trust and other
Seattle, WA   98177                           SAFECO Trusts; retired Senior
(69)                                          Vice President and Treasurer of
                                              SAFECO Corporation; former
                                              President of SAFECO Asset
                                              Management Company; Director of
                                              First SAFECO National Life
                                              Insurance Company of New York;
                                              Member of Diocese of Olympia
                                              Investment Committee.


                                          83


                       Position(s) Held with      Principal Occupations(s)
Name, Address and Age        the Trusts              During Past 5 Years
---------------------        ----------              -------------------
Richard E. Lundgren    Trustee                Director of Marketing and
764 S. 293rd Street                           Customer Relations, Building
Federal Way, WA                               Materials Distribution,
98032                                         Weyerhaeuser Company, Tacoma,
(61)                                          Washington; Director of First
                                              SAFECO National Life Insurance
                                              Company of New York.

Larry L. Pinnt         Trustee                Retired Vice President and Chief
1600 Bell Plaza,                              Financial Officer U.S. WEST
Room 1802                                     Communications, Seattle,
Seattle, WA  98191                            Washington; Chairman of
(64)                                          University of Washington Medical
                                              Center Board, Seattle,
                                              Washington; Director of Cascade
                                              Natural Gas Corporation,
                                              Seattle, Washington; Director of
                                              First SAFECO National Life
                                              Insurance Company of New York;
                                              and a Treasurer of Cancer Care
                                              Alliance, Seattle, Washington.

John W. Schneider      Trustee                President and sole owner of
1808 N. 41st St.                              Wallingford Group, Inc.,
Seattle, WA  98103                            Seattle, Washington; former
(57)                                          President of Emerald Development
                                              Group, Inc., Seattle,
                                              Washington; Director of First
                                              SAFECO National Life Insurance
                                              Company of New York.

Neal Fuller            Vice President         Vice President, Controller,
10865 Willows Road NE  Controller             Assistant Secretary and
Redmond, WA  98052     Assistant Secretary    Treasurer of SAFECO Securities,
(36)                                          Inc. and SAFECO Services
                                              Corporation; Vice President,
                                              Controller, Secretary and
                                              Treasurer of SAFECO Asset
                                              Management Company.  See table
                                              under "Investment Advisory and
                                              Other Services."


                                          84


                       Position(s) Held with      Principal Occupations(s)
Name, Address and Age        the Trusts              During Past 5 Years
---------------------        ----------              -------------------
Ronald L. Spaulding    Vice President         Chairman of SAFECO Asset
Two Union Square       Treasurer              Management Company; Treasurer
Sixth Avenue and                              and Chief Investment Officer of
Union Street                                  SAFECO Corporation; Vice
Seattle, WA  98101                            President of SAFECO Insurance
(55)                                          Companies; Director, Vice
                                              President and Treasurer of First
                                              SAFECO National Life Insurance
                                              Company of New York; former
                                              Senior Portfolio Manager of
                                              SAFECO insurance companies and
                                              Portfolio Manager for SAFECO
                                              mutual funds.  See table under
                                              "Investment Advisory and Other
                                              Services."

David H. Longhurst     Assistant Controller   Assistant Controller of SAFECO
10865 Willows Road NE                         Securities, Inc., SAFECO
Redmond, WA   98052                           Services Corporation and SAFECO
(41)                                          Asset Management Company; former
                                              Accounting Manager of SAFECO
                                              Asset Management Company; former
                                              Senior Manager with Ernst &
                                              Young LLP, an independent
                                              accounting firm.

Stephen D. Collier     Assistant Secretary    Assistant Secretary of SAFECO
SAFECO Plaza                                  Asset Management Company, SAFECO
4333 Brooklyn Ave.,                           Securities, Inc. and SAFECO
NE                                            Services Corporation. He has
Seattle, WA 98105                             been an executive officer of
(46)                                          SAFECO Corporation and
                                              subsidiaries since 1991.

*Trustees who are interested persons as defined by the 1940 Act.

Each Trustee and officer holds the same position(s) with one other registered open-end management investment company that has six series companies managed by SAM.

                                                  COMPENSATION TABLE FOR CURRENT TRUSTEES
                                                FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                                                                      PENSION OR                             TOTAL
                                                                      RETIREMENT         ESTIMATED           COMPENSATION
                                                       AGGREGATE      BENEFITS           ANNUAL              FROM REGISTRANT
                                                       COMPENSATION   ACCRUED AS         BENEFITS            AND FUND
                                                       FROM           PART OF FUND       UPON                COMPLEX
TRUSTEE               TRUST                            REGISTRANT     EXPENSES           RETIREMENT          PAID TO TRUSTEES
-------               -----                            ----------     --------           ----------          ----------------
BOH A. DICKEY         Common Stock                       N/A              N/A                 N/A
                      Taxable Bond                       N/A              N/A                 N/A
                      Tax-Exempt Bond                    N/A              N/A                 N/A
                      Managed Bond                       N/A              N/A                 N/A
                      Money Market                       N/A              N/A                 N/A
                      Total Compensation                                                                            $0

BARBARA J.            Common Stock                     $11,026            N/A                 N/A
DINGFIELD             Taxable Bond                      $3,250            N/A                 N/A
                      Tax-Exempt Bond                   $5,832            N/A                 N/A
                      Managed Bond                      $1,033            N/A                 N/A
                      Money Market                      $2,337            N/A                 N/A
                      Total Compensation                                                                         $30,375

DAVID F. HILL         Common Stock                       N/A              N/A                 N/A
                      Taxable Bond                       N/A              N/A                 N/A
                      Tax-Exempt Bond                    N/A              N/A                 N/A
                      Managed Bond                       N/A              N/A                 N/A
                      Money Market                       N/A              N/A                 N/A
                      Total Compensation                                                                            $0

RICHARD W.            Common Stock                     $10,345            N/A                 N/A
HUBBARD               Taxable Bond                      $3,050            N/A                 N/A
                      Tax-Exempt Bond                   $5,472            N/A                 N/A
                      Managed Bond                       $969             N/A                 N/A
                      Money Market                      $2,195            N/A                 N/A
                      Total Compensation                                                                         $28,500

RICHARD E.            Common Stock                     $11,026            N/A                 N/A
LUNDGREN              Taxable Bond                      $3,250            N/A                 N/A
                      Tax-Exempt Bond                   $5,832            N/A                 N/A
                      Managed Bond                      $1,033            N/A                 N/A
                      Money Market                      $2,339            N/A                 N/A
                      Total Compensation                                                                         $30,375


                                    86

LARRY L. PINNT        Common Stock                     $11,026            N/A                 N/A
                      Taxable Bond                      $3,250            N/A                 N/A
                      Tax-Exempt Bond                   $5,832            N/A                 N/A
                      Managed Bond                      $1,033            N/A                 N/A
                      Money Market                      $2,339            N/A                 N/A
                      Total Compensation                                                                         $30,375

JOHN W.               Common Stock                     $11,026            N/A                 N/A
SCHNEIDER             Taxable Bond                      $3,250            N/A                 N/A
                      Tax-Exempt Bond                   $5,832            N/A                 N/A
                      Managed Bond                      $1,033            N/A                 N/A
                      Money Market                      $2,339            N/A                 N/A
                      Total Compensation                                                                         $30,375


At March 31, 1999, the Trustees and officers of each Trust as a group owned less than 1% of the outstanding shares of each Fund.

Mr. Dickey and Mr. Hill are officers of various SAFECO companies and are not compensated by the Trusts. Similarly, the officers of the Trusts receive no compensation for their services as officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trusts are compensated by the Trusts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS

At March 31, 1999, SAM controlled the International, Balanced, U.S. Value and Managed Bond Funds. At March 31, 1999, SAFECO Insurance Company of
America ("SAFECO Insurance") controlled the Intermediate-Term U.S. Treasury Fund and Washington Municipal Bond Fund. Each of SAM and SAFECO Insurance is a corporation organized under the laws of the State of Washington.


At March 31, 1999, SAM owned 27.10% of the Balanced Fund's outstanding shares; 35.00% of the International Fund's outstanding shares; 54.81% of the U.S. Value Fund's outstanding shares; and 46.94% of the Managed Bond Fund's outstanding shares. At March 31, 1999, SAFECO Insurance owned 22.46% of the Intermediate-Term U.S. Treasury Fund's outstanding shares and SAFECO Trust Omnibus Account, whose address of record is P.O. Box 34730, Seattle, WA 98124, owned 7.10% of the Intermediate Term U.S. Treasury Fund's outstanding shares. Both SAFECO Insurance and SAFECO Trust Omnibus Account are under the common control of SAFECO Corporation for a total control of 29.56% of the Intermediate-Term U.S. Treasury Fund's outstanding shares. At March 31, 1999, SAFECO Insurance owned 67.95% of the Washington Municipal Bond Fund's outstanding shares.

At March 31, 1999, Charles Schwab & Co., Inc., whose address of record is 101 Montgomery St., San Francisco, CA 94104, held of record 29.81% of the Growth Fund's outstanding shares; 27.41% of the Equity Fund's outstanding shares; and 29.15% of the California Tax-Free Income Fund's outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares. No Fund is aware of any Schwab customer that beneficially owned 5% or more of its outstanding shares.

SAM, SAFECO Insurance and SAFECO Trust Company are Washington corporations and wholly owned subsidiaries of SAFECO Corporation. SAFECO Corporation is a Washington corporation and a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses. SAM has its principal place of business at 25th Floor, Two Union Square, Seattle, WA 98101. Each of SAFECO Insurance and SAFECO Corporation has its principal place of business at SAFECO Plaza, Seattle, WA 98185.

Principal shareholders of a Fund may control the outcome of a shareholder vote. However, on each proposal or sub-proposal, SAM, SAFECO Insurance Company of America or other companies under common control with these entities will vote shares of each Fund that it owns pro rata in accordance with the vote cast by shareholders of the applicable Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information provided to the Funds or contained in filings with the SEC regarding the beneficial ownership of shares of each Fund as of March 31, 1999 by each person who is known by each Fund to own beneficially, or exercise control or direction over, 5% or more of the outstanding shares of each Fund.

  GROWTH FUND

     NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
     ------------------------              ----------------   ---------------
     National Financial Services Corp.
     for the Exclusive Benefit of Our
     Customers
     Attn.:  Mutual Funds Dept. 5th Fl.         5,992,803          11.07%
     200 Liberty St.,
     1 World Financial Center
     New York, NY  10281-10003

     Charles Schwab & Co. Inc.
     Exclusive Benefit of Its Customers
     Attn:  Mutual Fund Department             16,135,578          29.81%
     101 Montgomery Street
     San Francisco CA  94104-4122

  EQUITY FUND

      NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
      ------------------------              ----------------   ---------------
      Charles Schwab & Co. Inc.
      Exclusive Benefit of Its
      Customers
      Attn:  Mutual Fund Department         25,306,887             27.41%
      101 Montgomery Street
      San Francisco CA  94104-4122

  INCOME FUND

      NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
      ------------------------              ----------------   ---------------
      Charles Schwab & Co. Inc.
      Exclusive Benefit of Its
      Customers
      Attn:  Mutual Fund Department          1,818,381             11.42%
      101 Montgomery Street
      San Francisco CA  94104-4122

  NORTHWEST FUND

      NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
      ------------------------              ----------------   ---------------
      Charles Schwab & Co. Inc.
      Exclusive Benefit of Its
      Customers
      Attn:  Mutual Fund Department            211,089              5.72%
      101 Montgomery Street
      San Francisco CA  94104-4122

      SAFECO Insurance Company of
      America
      SAFECO Plaza                             450,000             12.20%
      Seattle, WA  98185

  BALANCED FUND

      NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
      ------------------------              ----------------   ---------------
      Safeco Asset Management Company
      Two Union Square                         509,268             27.10%
      Sixth Avenue and Union Street
      Seattle, WA 98101

      Safeco Services Corporation
      Retirement Account                       133,668              7.11%
      Safeco T-13
      Seattle, WA  98185-0001

  INTERNATIONAL FUND

      NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
      ------------------------              ----------------   ---------------
      Safeco Asset Management Company
      Two Union Square                         678,169             35.00%
      Sixth Avenue and Union Street
      Seattle, WA 98101


                                          89

      NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
      ------------------------              ----------------   ---------------
      Norwest Bank Minnesota, N.A.,
      Trustee
      SAFECO 401K Savings Plan                 414,884             21.41%
      510 Marquette, 5th and Marquette
      Minneapolis, MN 55479-0001


  SMALL COMPANY FUND

      NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
      ------------------------              ----------------   ---------------
      National Financial Services Corp.
      for the Exclusive Benefit of Our
      Customers
      200 Liberty Street, 1 World              153,018              4.98%
      Financial
      Attn.:  Mutual Funds Dept. 5th Fl.
      New York, NY  10281-1003

      Charles Schwab & Co. Inc.
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department            495,743             16.12%
      101 Montgomery Street
      San Francisco CA  94104-4122

      Norwest Bank Minnesota, N.A.,
      Trustee
      SAFECO 401K Savings Plan                 656,239             21.34%
      510 Marquette, 5th and Marquette
      Minneapolis, MN 55479-0001

  U.S. VALUE FUND

      NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
      ------------------------              ----------------   ---------------
      Safeco Asset Management Company
      Two Union Square
      Sixth Avenue and Union Street            500,000             54.81%
      Seattle, WA 98101

      Charles Schwab & Co. Inc.
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department             78,425              8.60%
      101 Montgomery Street
      San Francisco CA  94104-4122

  INTERMEDIATE-TERM U.S. TREASURY FUND

      NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
      ------------------------              ----------------   ---------------
      SAFECO Insurance Company of
      America
      SAFECO Plaza                             500,000             22.46%
      Seattle, WA  98185

      Safeco Trust Omnibus Account
      P.O. Box 34730                           157,989              7.10%
      Seattle, WA  98124-1730


                                          90

      NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
      ------------------------              ----------------   ---------------
      Charles Schwab & Co. Inc.
      Exclusive Benefit of Its Customers
      Attn:  Mutual Fund Department            201,983              9.07%
      101 Montgomery Street
      San Francisco CA  94104-4122


  HIGH-YIELD FUND

      NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
      ------------------------              ----------------   ---------------
      Charles Schwab & Co. Inc.
      Exclusive Benefit of Its
      Customers
      Attn:  Mutual Fund Department          2,039,900             20.47%
      101 Montgomery Street
      San Francisco CA  94104-4122

  MANAGED BOND FUND

      NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
      ------------------------              ----------------   ---------------
      Safeco Asset Management Company
      Two Union Square                         452,103             46.94%
      Sixth Avenue and Union Street
      Seattle, WA 98101

      Christa Ministries
      William Brown V.P. Finance               106,651             11.07%
      P.O. Box 330303
      Seattle, WA  98133-9703

  CALIFORNIA TAX-FREE INCOME FUND

      NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
      ------------------------              ----------------   ---------------
      Charles Schwab & Co. Inc.
      Exclusive Benefit of Its
      Customers
      Attn:  Mutual Fund Department          2,720,441             29.15%
      101 Montgomery Street
      San Francisco CA  94104-4122

  WASHINGTON MUNICIPAL BOND FUND

      NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
      ------------------------              ----------------   ---------------
      SAFECO Insurance Company of
      America
      SAFECO Plaza                             502,372             67.95%
      Seattle, WA  98185

      William A. Helsell
      10653 Culpepper Ct. N.W.                  51,436              6.96%
      Seattle, WA  98177-5319

  INTERMEDIATE-TERM MUNICIPAL BOND FUND

       NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
       ------------------------              ----------------   ---------------
       SAFECO Insurance Company of
       America
       SAFECO Plaza                            397,434             28.47%
       Seattle, WA  98185

       William A. Helsell
       10653 Culpepper Ct. N.W.                 91,960              6.59%
       Seattle, WA  98177-5319

       Charles Schwab & Co., Inc.
       Exclusive Benefit of its
       Customers
       Attn:  Mutual Fund Department            71,936              5.15%
       101 Montgomery Street
       San Francisco, CA  94104-4122

  INSURED MUNICIPAL BOND FUND

       NAME OF BENEFICIAL OWNER              NUMBER OF SHARES   PERCENT OF FUND
       ------------------------              ----------------   ---------------
       SAFECO Insurance Company of
       America
       SAFECO Plaza                            605,644             26.68%
       Seattle, WA  98185

       Charles Schwab & Co., Inc.
       Exclusive Benefit of its
       Customers
       Attn:  Mutual Fund Department           219,240              9.66%
       101 Montgomery Street
       San Francisco, CA  94104-4122

INVESTMENT ADVISORY AND OTHER SERVICES

SAM, SAFECO Securities, Inc. ("SAFECO Securities") and SAFECO Services Corporation ("SAFECO Services") are wholly owned subsidiaries of SAFECO Corporation. SAFECO Securities is the principal underwriter of each Fund and SAFECO Services is the transfer, dividend and distribution disbursement and shareholder servicing agent of each Fund.

SAM has a sub-advisory agreement with Bank of Ireland Asset Management (U.S.) Limited ("Sub-Advisor"). The Sub-Advisor has its headquarters at 26 Fitzwilliam Place, Dublin, Ireland, and its U.S. office at 2 Greenwich Plaza, Greenwich, Connecticut. The Sub-Advisor is a direct, wholly owned subsidiary of Bank of Ireland Asset Management Limited ("BIAM") (an investment advisory firm) that is located at 26 Fitzwilliam Place, Dublin, Ireland. The Sub-Advisor is an indirect, wholly owned subsidiary of Bank of Ireland (a holding company whose primary subsidiaries are engaged in banking, insurance, securities and related financial services), which is located at Lower Baggot Street, Dublin, Ireland. BIAM was established in 1987. Bank of Ireland and its affiliates manages assets for clients worldwide in excess of $38 billion as of December 31, 1998.

The following individuals have the following positions and offices with the Trusts, SAM, SAFECO Securities and SAFECO Services:


                                                SAFECO          SAFECO
Name            Trusts          SAM             Securities      Services
----            ------          ---             ----------      ---------
B. A. Dickey    Chairman                                        Director
                Trustee

D.F. Hill       President       Senior Vice     President       President
                Trustee         President       Director        Director
                                Director        Secretary       Secretary

N.A. Fuller     Vice President  Vice President  Vice President  Vice President
                Controller      Controller      Controller      Controller
                Assistant       Secretary       Assistant       Assistant
                Secretary       Treasurer       Secretary       Secretary
                                                Treasurer       Treasurer

R.L. Spaulding  Vice President  Chairman        Director        Director
                Treasurer       Director

S.C. Bauer                      President
                                Director

D.H. Longhurst  Assistant       Assistant       Assistant       Assistant
                Controller      Controller      Controller      Controller

S.D. Collier    Assistant       Assistant       Assistant       Assistant
                Secretary       Secretary       Secretary       Secretary

Mr. Dickey is President, Chief Operating Officer and a Director of SAFECO Corporation and Mr. Spaulding is the Treasurer and a Vice President of SAFECO Corporation. Messrs. Dickey and Spaulding are also Directors of other SAFECO Corporation subsidiaries.

In connection with its investment advisory contract with each Trust, SAM furnishes or pays for all facilities and services furnished or performed for or on behalf of each Trust and each Fund, which includes furnishing office facilities, books, records and personnel to manage each Trust's and each Fund's affairs and paying certain expenses.

The Trust Instrument of each Trust provides that each Trust will indemnify its Trustees and its officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless it is adjudicated that they engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined -- by a court or other body approving the settlement, by a majority of a quorum of Trustees who are neither interested persons of the Trust nor are parties to the proceeding, based upon a review of readily available facts (rather than a trial-type inquiry), or in a written opinion of independent counsel -- that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

SAM also serves as the investment advisor for other investment companies in addition to the Funds. Several of these investment companies have investment objectives similar to those of certain Funds. It is therefore possible that the same securities will be purchased for both a Fund and another investment company advised by SAM. When two or more Funds advised by SAM are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by the officers of the Funds involved to be equitable to each Fund. It is expected that the opportunity to participate in volume transactions will produce better executions and prices for a Fund, generally. In some cases, the price of a security allocated to one Fund may be higher or lower than the price of a security allocated to another Fund.

For the services and facilities furnished by SAM, each Fund has agreed to pay an annual fee computed on the basis of the average market value of the net assets of each Fund ascertained each business day and paid monthly in accordance with the following schedules. The reduction in fees occurs only at such time as the respective Fund's net assets reach the dollar amounts of the break points and applies only to those assets that fall within the specified range. Each Fund bears all expenses of its operations not specifically assumed by SAM.

--------------------------------------------------------------------------------
              FUND               FEE
--------------------------------------------------------------------------------
                                 Net Assets                      Annual Fee
--------------------------------------------------------------------------------
 Growth, Equity, Income,         $0 - $250,000,000                     .70 of 1%
 Balanced and U.S. Value
                                 $250,000,001 - $750,000,000           .65 of 1%

                                 $750,000,001 - $1,250,000,000         .60 of 1%

                                 Over $1,250,000,000                   .55 of 1%
--------------------------------------------------------------------------------
 International*                  $0 - $250,000,000                    1.00 of 1%

                                 $250,000,001 - $750,000,000           .90 of 1%

                                 Over $750,000,000                     .80 of 1%


                                          94

--------------------------------------------------------------------------------
 Small Company                   $0 - $250,000,000                     .75 of 1%

                                 $250,000,001 - $750,000,000           .70 of 1%

                                 Over $750,000,001 -                   .65 of 1%
                                 $1,250,000,000

                                 Over $1,250,000,000                   .60 of 1%
--------------------------------------------------------------------------------
 Intermediate-Term U.S.          $0 - $250,000,000                     .55 of 1%
 Treasury and GNMA
                                 $250,000,001 - $750,000,000           .50 of 1%

                                 $750,000,001 - $1,250,000,000         .45 of 1%

                                 Over $1,250,000,000                   .40 of 1%
--------------------------------------------------------------------------------
 Intermediate-Term Municipal     $0 - $250,000,000                     .50 of 1%
 Bond, Insured Municipal,
 Washington Municipal Bond,
 Municipal Bond and California
 Tax-Free Income

                                 $250,000,001 - $750,000,000           .45 of 1%


                                 Over $750,000,000                     .40 of 1%
--------------------------------------------------------------------------------
 High-Yield                      $0 - $250,000,000                     .65 of 1%

                                 $250,000,001 - $750,000,000           .55 of 1%

                                 Over $750,000,000                     .50 of 1%

--------------------------------------------------------------------------------
 Managed Bond                    $0 - $750,000,000                     .50 of 1%

                                 $750,000,001 - $1,250,000,000         .45 of 1%

                                 Over $1,250,000,000                   .40 of 1%


                                          95


--------------------------------------------------------------------------------
 Money Market and Tax-Free       $0 - $250,000,000                     .50 of 1%
 Money Market

                                 $250,000,001 - $750,000,000           .45 of 1%

                                 $750,000,001 - $1,250,000,000         .40 of 1%

                                 Over $1,250,000,000                   .35 of 1%
--------------------------------------------------------------------------------

     * Under the sub-advisory agreement between SAM and the Sub-Advisor, the Sub-Advisor is responsible for providing investment research and advice used to manage the investment portfolio of the International Fund. In return, SAM (and not the International Fund) pays the Sub-Advisor a fee in accordance with the schedule below:

            NET ASSETS                              ANNUAL FEE
      $0 - $50,000,000                                .60 of 1%

      $50,000,001 - $100,000,000                      .50 of 1%

      Over $100,000,000                               .40 of 1%

The following table states the total amounts of compensation paid by the following Funds to SAM for the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996, and the prior fiscal year:

                              FISCAL YEAR OR PERIOD ENDED

                                               Three Month
                 December     December 31,     Period Ended      September 30,
                 31, 1998        1997       December 31, 1996        1996
                 --------        ----       -----------------        -----
Growth Fund      $6,818,000     $2,120,000      $  327,000        $1,260,000

Equity Fund      $8,912,000     $6,481,000      $1,131,000        $3,752,000

Income Fund      $2,747,000     $2,285,000      $  469,000        $1,597,000

Northwest Fund   $  519,000     $  416,000      $   80,000        $  305,000

Intermediate-
Term U.S.        $  108,000     $   85,000      $   21,000        $   78,000
Treasury Fund

GNMA Fund        $  259,000     $  246,000      $   65,000        $  270,000

High-Yield
Fund             $  507,000     $  386,000      $   82,000        $  255,000

The following table states the total amounts of compensation paid by the following Funds to SAM for the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996, and the period from January 31, 1996 (initial public offering) to September 30, 1996:

                            FISCAL YEAR OR PERIOD ENDED

                                                                 Period from
                                                                  January
                                                                  31, 1996
                                                                  (Initial
                                                 Three Month       Public
                                                Period Ended    Offering) to
                 December 31,    December 31,   December 31,    September 30,
                     1998            1997           1996            1996
                     ----            ----           ----            ----
BALANCED           $144,000        $  87,000       $15,000         $32,000
FUND
INTERNATIONAL
FUND               $196,000         $153,000       $28,000         $53,000
SMALL
COMPANY            $360,000         $151,000       $27,000         $51,000
FUND

The total amount of compensation paid by the U.S. Value Fund to SAM for the fiscal year ended December 31, 1998 and the period from April 30, 1997 (initial public offering) to December 31, 1997 was $77,916 and $43,000, respectively.

The following table states the total amounts of compensation paid by the Managed Bond Fund to SAM for the past three years.

                                     FISCAL YEAR ENDED

               December 31, 1998     December 31, 1997        December 31, 1996
               -----------------     -----------------        -----------------
MANAGED
BOND FUND          $30,000                   $23,000                  $21,000

The following table states the total amounts of compensation paid by the following Funds to SAM for the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996, and the prior fiscal year:

                               FISCAL YEAR OR PERIOD ENDED

                                         Nine Month Period
                  December    December         Ended
                  31, 1998    31, 1997   December 31, 1996     March 31, 1996
                  --------    --------   -----------------     --------------
MUNICIPAL BOND  $2,164,000  $2,041,000       $1,533,000          $2,021,000
FUND

CALIFORNIA      $  587,000  $  424,000        $ 290,000          $  366,000
TAX-FREE
INCOME FUND

INTERMEDIATE-   $   80,000   $  77,000        $  60,000           $  78,000
TERM MUNICIPAL
BOND FUND

INSURED         $  135,000   $  95,000        $  60,000           $  57,000
MUNICIPAL BOND
FUND

WASHINGTON
MUNICIPAL BOND  $   53,000   $  49,000        $  32,000           $  39,000
FUND

MONEY MARKET
FUND            $1,012,000   $ 865,000        $ 630,000           $ 865,000

TAX-FREE
MONEY MARKET    $  392,000   $ 366,000        $ 284,000           $ 380,000
FUND

ADMINISTRATION AND ACCOUNTING AGREEMENT. The Administration and Accounting Agreement between each Fund and SAM is a service contract and not an investment advisory agreement (the "Agreement"). Under the Agreement, SAM will serve as each Fund's accounting agent and administrator, performing such functions as: calculate the net asset value of each Fund's accounting agent and financial records, prepare the financial statements semiannually, make regulatory filings, and coordinate contractual relationships and communications between each Fund and its service providers. Under the Agreement, each Fund will pay SAM an administrative services fee of 0.05% of the average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter, and an accounting fee of 0.04% of its average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

CUSTODIAN. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, 02170, is the custodian of the securities, cash and other assets of each Fund (except the International Fund) under an agreement with each Trust. Chase Manhattan Bank, N.A. 1211 Avenue of the Americas, New York, New York, is the custodian of the securities, cash and other assets of the International Fund. Chase Manhattan Bank, N.A. has entered into sub-custodian agreements with several foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

INDEPENDENT AUDITOR. Ernst & Young LLP, 999 Third Avenue, Suite 3500, Seattle, Washington 98104, is the independent auditor of each Fund's financial statements.

TRANSFER AGENT. SAFECO Services, SAFECO Plaza, Seattle, Washington 98185, is the transfer, dividend and distribution disbursement and shareholder servicing agent for the No-Load Class of each Fund under an agreement with each Trust. SAFECO Services provides, or through subcontracts makes provision for, all required transfer agent activity, including maintenance of records of each Fund's No-Load Class shareholders, records of transactions involving each Fund's No-Load Class shares, and the compilation, distribution, or reinvestment of income dividends and capital gain distributions.

SAFECO Services is paid a fee for these services equal to $28.00 per Stock Fund shareholder account; $32.00 per Bond Fund, Tax-Exempt Bond Fund and Managed Bond Fund shareholder account; and $34.00 per Money Market Fund shareholder account, but not to exceed .30% of each Fund's average net assets.

The following table shows the fees paid by the following Funds to SAFECO Services during the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996 and the prior fiscal year:

                             FISCAL YEAR OR PERIOD ENDED

                                                   Three Month
                                                  Period Ended
                   December 31,     December 31,   December 31,    September 30,
                       1998            1997            1996            1996*
                       ----            ----            ----            -----
GROWTH FUND          $2,802,000        $517,000         $99,000        $384,000
EQUITY FUND          $3,543,000      $2,320,000        $378,000      $1,203,000
INCOME FUND            $693,000        $583,000        $123,000        $359,000
NORTHWEST FUND         $194,000        $145,000         $32,000        $105,000


                                         100

                             FISCAL YEAR OR PERIOD ENDED

                                                   Three Month
                                                  Period Ended
                   December 31,     December 31,   December 31,    September 30,
                       1998            1997            1996            1996*
                       ----            ----            ----            -----
INTERMEDIATE-
TERM U.S.              $37,000         $31,000          $6,000         $39,000
TREASURY FUND
GNMA FUND              $65,000         $65,000         $17,000        $111,000
HIGH-YIELD
FUND                  $124,000         $86,000         $17,000         $90,000

* The fees paid to SAFECO Services reflect fees of $3.10 per shareholder transaction until July, 1996 when the new fee schedule went into effect.

The following table shows the fees paid by the following Funds to SAFECO Services during the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996 and the period from January 31, 1996 (initial public offering) to September 30, 1996:

                             FISCAL YEAR OR PERIOD ENDED

                                                                 Period from
                                                                  January
                                                                  31, 1996
                                                                  (Initial
                                                 Three Month       Public
                                                Period Ended    Offering) to
                 December 31,    December 31,   December 31,    September 30,
                     1998            1997           1996            1996*
                     ----            ----           ----            -----
BALANCED
FUND            $    44,000        $23,000         $2,000           $4,000

INTERNATIONAL
FUND            $    52,000        $34,000         $2,000           $9,000

SMALL
COMPANY
FUND            $    122,000       $50,000         $8,000          $13,000

* The fees paid to SAFECO Services reflect fees of $3.10 per shareholder transaction until July, 1996 when the new fee schedule went into effect.

The total amount of fees paid by the U.S. Value Fund to SAFECO Services for the fiscal year ended December 31, 1998 and the period from April 30, 1997 (initial public offering) to December 31, 1997 were $20,000 and $5,000, respectively.

The following table shows the fees paid by the Managed Bond Fund to SAFECO Services for the fiscal years ended December 31, 1998, 1997, and 1996:

                                        FISCAL YEAR ENDED
                                        -----------------

                    December 31, 1998   December 31, 1997    December 31, 1996*
                    -----------------   -----------------    ------------------
MANAGED BOND
FUND                     $4,000              $1,000                 $15

* The fees paid to SAFECO Services reflect fees of $3.10 per shareholder transaction until July, 1996 when the new fee schedule went into effect.

The following table shows the fees paid by the following Funds to SAFECO Services for the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996 and the prior fiscal year:

                                 FISCAL YEAR OR PERIOD ENDED

                                                  Nine Month
                                                  Period Ended
                   December 31,   December 31,    December 31,      March 31,
                       1998           1997           1996*            1996*
                       ----           ----           -----            -----
MUNICIPAL BOND       $325,000       $327,000       $  300,000       $511,000
FUND
CALIFORNIA TAX-      $ 81,000       $ 60,000       $   48,000       $ 69,000
FREE INCOME FUND
INTERMEDIATE-        $ 11,000       $ 11,000       $   10,000       $ 17,000
TERM MUNICIPAL
BOND FUND
INSURED              $ 16,000       $ 11,000       $    9,000       $  9,000
MUNICIPAL BOND
FUND
WASHINGTON           $  3,000       $  3,000       $    2,000       $  3,000
MUNICIPAL BOND
FUND
MONEY MARKET         $482,000       $414,000       $  325,000       $424,000
FUND
TAX-FREE             $ 62,000       $ 64,000       $   54,000       $ 71,000
MONEY MARKET
FUND

*Figures reflect fees of $3.10 per shareholder transaction until July, 1996 when the new fee schedule went into effect.

SAFECO Securities is the principal underwriter for the No-Load Class of each Fund and distributes each Fund's No-Load Class shares on a continuous best efforts basis under an agreement with each Trust. SAFECO Securities is not compensated by the Trusts or the Funds for underwriting, distribution or other activities in connection with No-Load Class shares.

BROKERAGE PRACTICES

Brokers typically charge commissions or mark-ups/mark-downs to effect securities transactions. The Funds may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchange of those countries. In most international markets, commission rates are not negotiable and may be higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

SAM determines the broker/dealers through whom securities transactions for the Funds are executed. SAM may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if SAM determines that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the broker/dealer, viewed in terms of either that particular transaction or SAM's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by SAM. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services come in the form of written reports, telephone conversations between brokerage security analysts and members of SAM's staff, and personal visits by such analysts and brokerage strategists and economists to SAM's office.

Research services are used in advising all accounts, including accounts advised by related persons of SAM, and not all such services are necessarily used by SAM in connection with the specific account that paid commissions to the broker/dealer providing such services. SAM does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures.

The overall reasonableness of broker commissions paid is evaluated periodically. Such evaluation includes a review of what competing broker/dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

The following table states the total amount of brokerage expenses for the following Funds for the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996, and the prior fiscal year:

                             FISCAL YEAR OR PERIOD ENDED

                                                Three Month
                                               Period Ended
                  December 31,  December 31,    December 31,     September 30,
                     1998          1997            1996             1996
                     ----          ----            ----             ----
Growth Fund*      $2,693,078    $  817,674      $   63,500       $  518,092
Equity Fund       $1,204,661    $1,180,261      $  278,203       $1,224,644
Income Fund       $  344,745    $  341,428      $   42,827       $  286,999
Northwest         $   48,671    $   63,531      $   25,566       $   13,599

* The increase in brokerage amounts was a result of significant acquisition and sales activities which are not typical for the Growth Fund on a historical basis.

The following table states the total amount of brokerage expenses for following Funds for the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996, and the period from January 31, 1996 (initial public offering) to September 30, 1996:

                             FISCAL YEAR OR PERIOD ENDED

                                                                  Period from
                                                                    January
                                                                    31, 1996
                                                                    (Initial
                                                  Three Month        Public
                                                  Period Ended    Offering) to
               December 31,     December 31,      December 31,   September 30,
                   1998            1997              1996            1996
                   ----            ----              ----            ----
Balanced Fund     $16,890          $ 9,913           $1,548        $  5,911
International     $16,320          $16,054           $5,311        $ 22,468
Fund
Small Company     $92,111          $24,185           $4,615        $ 16,752
Fund

The total amount of brokerage expenses for the U.S. Value Fund for the fiscal year ended December 31, 1998 and the period from April 30, 1997 (initial public offering) to December 31, 1997 were $14,106 and $10,224, respectively.

TAX INFORMATION

GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 ("Code"). To qualify for that treatment, a Fund (1) must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, plus its net income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"), (2) must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"), and (3) must satisfy certain diversification requirements. Each Fund intends to satisfy all such requirements, including making sufficient distributions to shareholders to relieve it from liability for federal income tax and the federal excise tax described below.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) and distributions that otherwise would be "exempt-interest dividends," described below, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends paid by a Fund will qualify as "exempt-interest dividends," and thus will be excludable from its shareholders' gross income for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Tax-Exempt Bond Fund and the Tax-Free Money Fund (collectively "Tax-Exempt Funds") intends to continue to satisfy this requirement. The aggregate dividends excludable from a Tax-Exempt Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Tax-Exempt Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.


A Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and capital gain net income for that year, plus certain other amounts.

If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of exempt-interest dividends received on those shares, and any part of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution (other than an exempt-interest dividend), the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.

Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and those distributions payable to such shareholders who otherwise are subject to backup withholding.

No portion of the dividends or other distributions paid by any Fund other than a series of the Common Stock Trust is eligible for the dividends-received deduction allowed to corporations.

SPECIAL TAX CONSIDERATIONS -- INVESTMENT IN DERIVATIVES (ALL FUNDS)

Purchasing and writing (selling) options involve complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options derived by a Fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

When a covered call option written (sold) by a Fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option or short sale or, in the case of the International Fund, a futures or forward contract) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

SPECIAL TAX CONSIDERATIONS -- INTERNATIONAL FUND

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the International Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward currency contracts derived by the International Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures and foreign currency contracts in which the International Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts held by the International Fund at the end of each taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the International Fund must distribute to satisfy the Distribution Requirement, which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. The International Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the International Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward currency contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the International Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the International Fund of straddle transactions are not entirely clear.

SPECIAL TAX CONSIDERATIONS -- INVESTMENT IN FOREIGN SECURITIES

The International Fund and any other Fund that invests in foreign securities may be required to pay income, withholding, or other taxes to a foreign government. If so, the taxes will reduce the Fund's distributions. Foreign tax withholding from dividends and interest (if any) is typically set at 10% or 15% if there is a treaty with the foreign government that addresses this issue. If no such treaty exists, the foreign tax withholding generally will be 30%. Amounts withheld for foreign taxes will reduce the amount of dividend distributions to shareholders.

The International Fund intends to make an election that will allow shareholders to claim an offsetting credit or deduction on their tax return for their share of foreign taxes paid by the Fund. Pursuant to this election, which the International Fund may make if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the Fund would treat foreign income and withholding taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as the shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries. Individuals who have no more than $300

($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Gains or losses resulting from exchange rate fluctuations between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward currency contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security also are treated as ordinary gain or loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a Fund's distributions exceed its taxable income in any year because of currency-related losses or otherwise, all or a portion of its dividends may be treated as a return of capital to its shareholders for tax purposes. To minimize the risk of a return of capital, a Fund may adjust its dividends to take currency fluctuations into account, causing the dividends to vary. Any return of capital will reduce the cost basis of a shareholder's shares, resulting in a higher capital gain or lower capital loss when the shareholder sells the shares.


PFICs. Certain Funds may invest in the stock of PFICs. A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax --even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

SPECIAL TAX CONSIDERATIONS -- HIGH-YIELD FUND AND MANAGED BOND FUND

The High-Yield and Managed Bond Funds may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of such securities, each Fund must include in its income the portion of the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the High-Yield Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

SPECIAL TAX CONSIDERATIONS -- TAX-EXEMPT FUNDS

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax-Exempt Bond Fund generally is not deductible. In addition, entities or persons who are "substantial users" (or related persons) of facilities financed by most "private activity" bonds should consult their tax advisors before purchasing shares of any Tax-Exempt Fund. "Substantial user" is generally defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of most "private activity" bonds.

Each Tax-Exempt Fund may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with OID, the sum of its issue price plus accrued OID ("municipal market discount bonds"). Market discount less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as described above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

In the future, proposals may be introduced before Congress for the purpose of restricting or even eliminating the federal income tax exemption for interest on all or certain types of municipal obligations. If such a proposal were enacted, the availability of municipal obligations for investment by each Tax-Exempt Fund and the value of its portfolio would be affected. In that event, each Tax-Exempt Fund would review its investment objectives and policies.

CALIFORNIA STATE AND LOCAL TAX MATTERS

If the California Tax-Free Income Fund maintains at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax, individual shareholders of the Fund who are subject to California personal income tax will not be required to include in their California gross income that portion of their dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax. Distributions to such individual shareholders derived from interest on municipal obligations issued by governmental authorities in states other than California, net short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. Distributions to individual shareholders who are subject to California personal income tax that derive from interest, dividends, net short-term capital gains and other ordinary income by a Fund that does not maintain at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax will be taxed in their entirety as dividends for purposes of California personal income taxation. Each Fund's distributions of net capital gain for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the exchange or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Tax-Free Income Fund generally will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include interest from private activity bonds as an item of tax preference.

Generally corporate shareholders of a Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt-interest, capital gains and other taxable income, if any, as income subject to such tax.

A Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain it distributes to its shareholders.

Shares of a Fund will be exempt from local property taxes in California.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of a Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their tax advisors for more detailed information concerning California tax matters.

RETIREMENT PLANS

Shares of any Fund (other than a Tax-Exempt Bond Fund) may be purchased as the underlying investment for an IRA meeting the requirements of sections 408(a), 408A, or 530 of the Code, as well as for qualified retirement plans described in Code section 401 and custodial accounts complying with Code section 403(b)(7).

TRADITIONAL IRAS. Certain investors may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. Notwithstanding the foregoing, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that neither contribution exceeds $2,000. If your employer's plan qualifies as a SIMPLE (see below), permits voluntary contributions, and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Fund shares through nondeductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.

ROTH IRAS. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

EDUCATION IRAS.  Although not technically for retirement savings, an Education
IRA provides a vehicle for saving for a child's higher education.   An Education
IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year
to Education IRAs for the same beneficiary.   Contributions are not deductible
and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES - SIMPLEs. An employer with no more than 100 employees that does not maintain another retirement plan instead may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make either matching contributions up to 3% of each such employee's salary or a 2% nonelective contribution.

SEP-IRAS. Simplified employee pension plans ("SEPs" or "SEP-IRAs") provide self-employed individuals (and any eligible employees) with benefits similar to Keogh plans (i.e., self-employed individual retirement plans) or Code section 401(k) plans, but with fewer administrative requirements and therefore potentially lower annual administration expenses.

PROFIT-SHARING (INCLUDING SECTION 401(k)) AND MONEY PURCHASE PENSION PLANS. Corporations and other employers can sponsor these qualified defined contribution plans for their employees. A section 401(k) plan, a type of profit-sharing plan, additionally permits the eligible participating employees to make pre-tax salary reduction contributions to the plan (up to certain limits).

CODE SECTION 403(b)(7) CUSTODIAL ACCOUNTS. Employees of public schools and most other tax-exempt organizations can make pre-tax salary reduction contributions to these accounts.

WITHHOLDING. Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

FINANCIAL STATEMENTS

The following financial statements of each Trust and the report thereon of Ernst & Young LLP, independent auditors, are incorporated herein by reference to each respective Trust's Annual Report for the year ended December 31, 1998.

        Portfolio of Investments as of December 31, 1998
        Statement of Assets and Liabilities as of December 31, 1998 Statement of Operations for the Year Ended December 31, 1998 Statement of Changes in Net Assets for the Years or Period
               Ended December 31, 1998 and December 31, 1997
        Notes to Financial Statements

Copies of each Trust's No-Load Annual Report accompany this SAI. Additional copies may be obtained by calling SAFECO Services at 1-800-426-6730 nationwide or by writing to the address on the first page of this SAI.

DESCRIPTION OF RATINGS

Ratings by Moody's and S&P represent opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

COMMERCIAL PAPER AND PREFERRED STOCK RATINGS

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1 -- Issuers (or supporting institutions) rated Prime-1 ("P-1") have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

        -  Leading market positions in well-established industries.
        -  High rates of return on funds employed.
        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers (or supporting institutions) rated Prime-2 ("P-2") have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

PREFERRED STOCK RATINGS

Generally, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends. A preferred stock rating differs from a bond rating since it is assigned to an equity issue which is different from, and subordinate to, a debt issue.

MOODY'S

aaa -- An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa -- An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a -- An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated "baa" is considered to be an upper-medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca -- An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA -- A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A -- An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B, CCC -- Preferred stock rated "BB," "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC -- The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C -- A preferred stock rated "C" is a nonpaying issue.

D -- A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

PLUS (+) OR MINUS (-) To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


BOND RATINGS

MOODY'S

Investment Grade :

Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated "Baa" are considered medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Below Investment Grade:

Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds of this class.

B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

Investment Grade:

AAA -- Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Below Investment Grade :

BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C1 -- The rating "C1" is reserved for income bonds on which no interest is being paid.

D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

PLUS (+) OR MINUS (-): The ratings may be modified from "AA" to "CCC" by the addition of a plus or minus sign to show relative standing within the major rating categories.


MUNICIPAL NOTES AND OTHER SHORT-TERM OBLIGATION RATINGS

MOODY'S

Moody's rates municipal notes and other short-term obligations using Moody's Investment Grade ("MIG").

MIG-1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2-- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3-- This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


S&P


Ratings for municipal notes and other short-term obligations are designated by S&P's note rating. S&P's note rating reflects the liquidity concerns and market-access risk unique to notes. Notes due in three years or less will likely receive a note rating.

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                              SAFECO MUTUAL FUNDS
                              -------------------

                               SAFECO GROWTH FUND
                               SAFECO EQUITY FUND
                               SAFECO INCOME FUND
                             SAFECO NORTHWEST FUND
                        SAFECO INTERNATIONAL STOCK FUND
                              SAFECO BALANCED FUND
                        SAFECO SMALL COMPANY STOCK FUND
                             SAFECO U.S. VALUE FUND
                  SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
                          SAFECO HIGH-YIELD BOND FUND
                            SAFECO MANAGED BOND FUND
                     SAFECO CALIFORNIA TAX-FREE INCOME FUND
                           SAFECO MUNICIPAL BOND FUND
                  SAFECO WASHINGTON STATE MUNICIPAL BOND FUND
                            SAFECO MONEY MARKET FUND

                                   PROSPECTUS
                               -----------------

                                Advisor Class A
                                Advisor Class B
                                 APRIL 30, 1999


     AS WITH ALL MUTUAL FUND SHARES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.


                                     [LOGO]

TABLE OF CONTENTS


SAFECO Growth Fund.............................................................          1
SAFECO Equity Fund.............................................................          5
SAFECO Income Fund.............................................................          9
SAFECO Northwest Fund..........................................................         13
SAFECO International Stock Fund................................................         17
SAFECO Balanced Fund...........................................................         21
SAFECO Small Company Stock Fund................................................         25
SAFECO U.S. Value Fund.........................................................         29
SAFECO Intermediate-Term U.S. Treasury Fund....................................         33
SAFECO High-Yield Bond Fund....................................................         37
SAFECO Managed Bond Fund.......................................................         41
SAFECO California Tax-Free Income Fund.........................................         45
SAFECO Municipal Bond Fund.....................................................         49
SAFECO Washington State Municipal Bond Fund....................................         53
SAFECO Money Market Fund.......................................................         57
Additional Fund Facts..........................................................         61
Management.....................................................................         62
Portfolio Managers.............................................................         63
Financial Highlights...........................................................         65
Fund Distributions and Tax Considerations......................................         95
YOUR INVESTMENT................................................................         98
  How We Calculate the Value of Your Shares....................................         98
  How We Value a Fund's Investments............................................         98
  Opening and Maintaining Your Account.........................................         98
  Choosing A Class of Shares...................................................        100
  Sales Charge Reductions and Waivers..........................................        104
  Purchasing Your Shares.......................................................        107
  Selling Your Shares..........................................................        111
  Exchanging Shares from One Fund to Another...................................        113
  Maintaining Your Account.....................................................        117
  For More Information.........................................................        119

SAFECO GROWTH FUND

OBJECTIVE

The SAFECO Growth Fund seeks growth of capital and the increased income that ordinarily follows from such growth.

PRINCIPAL INVESTMENT STRATEGIES


The Growth Fund ordinarily invests most of its assets in COMMON STOCKS selected primarily for potential appreciation. When evaluating a stock for purchase, the advisor considers the following factors:



-  The strength of the company's balance sheet  COMMON STOCKS represent equity
-  The quality of the management team           interests in a corporation.
-  The rate at which the company's earnings     Stockholders participate in
   are projected to grow in the future          earnings if dividends are declared
                                                and have a claim to the assets of a
                                                corporation at dissolution, behind
                                                creditors and preferred stock
                                                owners.



The advisor seeks undervalued stocks with above-average growth potential. Although the portfolio may include companies of all sizes, companies meeting the advisor's criteria for earnings growth are typically small in size and therefore quite volatile.



In selecting securities to buy, the advisor focuses on stocks that are attractively priced on a valuation basis. Most of the stocks in which the Fund invests have earning growth potential, but may be trading at discounts relative to their industry peers and the overall market.



The advisor may decide to sell stocks if the advisor believes that the company's growth prospects are no longer good or if the company fails to realize its growth potential. However, the Fund will keep holdings through periodic downturns if the advisor believes that the long-term growth prospects for the company are good. The Fund may sell some or all of its holdings in stocks that the advisor considers to be overvalued. Stocks may become overvalued as a result of overly optimistic earnings forecasts or because the market places unrealistic multiples on projected earnings. The Fund may also sell stocks if the advisor believes there are more attractive opportunities elsewhere or to raise cash to meet shareholder redemptions.


PRINCIPAL RISK FACTORS

Loss of money is a risk of investing in the Growth Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity.


Many of the stocks in this portfolio are more volatile than the general market. Growth stocks may be more volatile due to their higher price-to-earnings ratio. In the event the Fund invests in stocks issued by small companies, it may be subject to more frequent and more significant price movements. You should be prepared to see fluctuations in share price and variable investment returns. Due to the aggressive nature of the Growth Fund, you should invest in it only if you are prepared to withstand market fluctuations over a period of several years.

PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Growth Fund by showing how performance has varied from year to year and how its performance compares over time to that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of stock performance. As with all mutual funds, past performance is not a prediction of future results.



Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund commenced offering Class A and Class B shares. The performance information in the bar chart that follows reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. The performance prior to September 30, 1996 does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89      19.19%
12/31/90     -14.96%
12/31/91      62.65%
12/31/92      -3.07%
12/31/93      22.19%
12/31/94      -1.62%
12/31/95      26.10%
12/31/96      22.90%
12/31/97      49.61%
12/31/98       4.47%

During the 10-year period shown in the bar chart, the highest quarterly return was 31.27% for the quarter ended March 31, 1991, and the lowest return was -29.15% for the quarter ended September 30, 1990.


The performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. Performance shown for the period prior to September 30, 1996 does not reflect Rule 12b-1 fees. If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998


The following table shows how the Growth Fund's Class A and Class B share performance compared to the S&P 500 Index:


                                            1 year      5 years     10 years
SAFECO Growth Fund*
    Class A                                    -0.23%      17.88%       16.08%
    Class B                                    -1.62%      18.33%       16.41%
S&P 500 Index**                                28.58%      24.03%       19.17%

* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Without these charges, the Fund's Class A returns would have been 4.47%, 18.97% and 16.62% for 1, 5 and 10 years, respectively; and the Fund's Class B returns would have been 3.38%, 18.53% and 16.41%, for 1, 5 and 10 years, respectively.


** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Returns and principal value vary with market conditions. When sold, shares may be worth more or less than their original cost.

FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A      Class B
                                                              -----------  -----------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       5.75%*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None         5.00%**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None         None
Redemption fee (as a percentage of amount redeemed)                 None         None
Exchange fee                                                        None         None


----------------
* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge reduces to zero after six years from purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          0.64%        0.64%
12b-1 Fees                                               0.25%        1.00%
Other Expenses                                           0.27%        0.43%
Total Annual Fund Operating Expenses                     1.16%        2.07%
Fee Waiver**                                             0.00%        0.03%
Net Expenses                                             1.16%        2.04%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.


     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.


     OTHER EXPENSES include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE


This example is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Growth Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:



                                                       1 year       3 years      5 years     10 years*
                                                        -----     -----------  -----------  -----------
Class A                                               $     686    $     922    $   1,177    $   1,903
Class B
  Assuming redemption at end of period                $     707    $     940    $   1,298    $   1,990
  Assuming no redemption                              $     207    $     640    $   1,098    $   1,990


----------------
* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO EQUITY FUND

OBJECTIVE

The SAFECO Equity Fund seeks long-term growth of capital and reasonable current income.

PRINCIPAL INVESTMENT STRATEGIES


The Equity Fund will invest, during normal market conditions, at least 65% of its total assets in equity securities (which include COMMON STOCKS and PREFERRED STOCKS). The Equity Fund typically invests in common stocks of large, established companies that are proven performers. When selecting stocks for the Equity Fund, the advisor looks for companies having:



-  Consistent earnings growth                   COMMON STOCKS represent equity
-  Attractive dividend income                   interests in a corporation.
-  Good value relative to the overall market    Stockholders participate in
The Fund buys stocks for which the advisor      earnings if dividends are declared
believes the three- to five-year earnings per   and have a claim to the assets of a
share outlook is good. The advisor may sell     corporation at dissolution, behind
these stocks if prices become expensive         creditors and preferred stock
relative to the three-year outlook for          owners.
earnings or if earnings prospects deteriorate.  PREFERRED STOCKS are equity
The Fund also buys stocks for which there is a  securities whose owners have a
specific shorter-term earnings catalyst, such   claim on a company's earnings and
as a cost cutting program or company            assets before holders of common
restructure. The advisor may decide to sell     stock, but after creditors.
these stocks if the earnings catalyst is not    Preferred stocks generally pay more
successful or if the stock price reaches a      income and are less volatile than
specific target. The advisor may also sell a    common stocks.
portion of the Fund's holdings in a company if
the market value of that security holding
becomes too large and exceeds the desired
portfolio weighting or to raise cash to meet
shareholder redemptions.



PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the Equity Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity. The Equity Fund may be suitable for you if you seek an attractive total return on your investment but are uncomfortable with a more aggressive growth fund.

PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Equity Fund by showing how performance has varied from year to year and how its performance compares over time to that of the S&P 500 Index, a widely recognized unmanaged index of stock performance. As with all mutual funds, past performance is not a prediction of future results.



Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund commenced offering Class A and Class B shares. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. The performance prior to September 30, 1996 does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89      35.79%
12/31/90      -8.57%
12/31/91      27.91%
12/31/92       9.26%
12/31/93      30.91%
12/31/94       9.93%
12/31/95      25.26%
12/31/96      25.00%
12/31/97      23.56%
12/31/98      24.77%

During the 10-year period shown in the bar chart, the highest quarterly return was 18.72% for the quarter ended December 31, 1998, and the lowest return was -16.44% for the quarter ended September 30, 1990.


The performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. Performance shown for the period prior to September 30, 1996 does not reflect Rule 12b-1 fees. If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998


The following table shows how the Equity Fund's Class A and Class B share performance compares to the S&P 500 Index:


                                              1 year       5 years     10 years
SAFECO Equity Fund*
    Class A                                      19.16%       20.44%       19.13%
    Class B                                      18.16%       20.87%       19.43%
S&P 500 Index**                                  28.58%       24.03%       19.17%

* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Without these charges, the Fund's Class A returns would have been 24.77%, 21.55% and 19.68%, for 1, 5 and 10 years, respectively; and the Fund's Class B returns would have been 23.16%, 21.05% and 19.43%, for 1, 5 and 10 years, respectively.


** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Returns and principal value vary with market conditions. When sold, shares may be worth more or less than their original cost.

FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A      Class B
                                                              -----------  -----------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       5.75%*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None         5.00%**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None         None
Redemption fee (as a percentage of amount redeemed)                 None         None
Exchange fee                                                        None         None


----------------
* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge reduces to zero after six years from purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          0.61%        0.61%
12b-1 Fees                                               0.25%        1.00%
Other Expenses                                           0.17%        0.48%
Total Annual Fund Operating Expenses                     1.03%        2.09%
Fee Waiver**                                             0.00%        0.08%
Net Expenses                                             1.03%        2.01%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.



     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.



     OTHER EXPENSES include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Equity Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                                                       1 year       3 years      5 years     10 years*
                                                        -----     -----------  -----------  -----------
Class A                                               $     674    $     884    $   1,111    $   1,762
Class B
  Assuming redemption at end of period                $     704    $     930    $   1,283    $   1,958
  Assuming no redemption                              $     204    $     630    $   1,083    $   1,958


----------------
* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO INCOME FUND

OBJECTIVE

The SAFECO Income Fund seeks high current income and, when consistent with its objective, long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Income Fund will invest primarily in COMMON STOCKS and also in CONVERTIBLE CORPORATE BONDS and PREFERRED STOCKS (including corporate bonds and preferred stocks that convert to common stock either automatically after a specified period of time or at the option of the issuer).


The advisor seeks companies having:             COMMON STOCKS represent equity
-  Strong earnings                              interests in a corporation.
-  A history of dividend growth                 Stockholders participate in
-  Attractive share prices                      earnings if dividends are declared
-  Excellent growth potential                   and have a claim to the assets of a
Less than 35% of the Income Fund's net assets   corporation at dissolution, behind
will be invested in convertible corporate       creditors and preferred stock
bonds that are rated below investment grade or  owners.
comparable unrated bonds (commonly referred to  CONVERTIBLE CORPORATE BONDS are
as "junk" or high-yield bonds).                 corporate debt securities which can
In selecting securities to buy, the advisor     be converted or exchanged for
analyzes relative valuation, that is, a         common stock. The value of
company's price-to-earnings ratio relative to   convertible corporate bonds will
its history, industry, competitors, or          normally rise as the value of the
similarly growing companies.                    underlying stock rises, and falls
                                                as the value of the underlying
                                                stock falls.
                                                PREFERRED STOCKS are equity
                                                securities whose owners have a
                                                claim on a company's earnings and
                                                assets before holders of common
                                                stock, but after creditors.
                                                Preferred stocks generally pay more
                                                income and are less volatile than
                                                common stocks.



The advisor may decide to sell a security once it meets its valuation target, if the earnings prospects or other fundamentals of the company deteriorate, or to raise cash to meet shareholder redemptions.


PRINCIPAL RISK FACTORS

Loss of money is a risk of investing in the Income Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity.

There are special risks associated with bonds, including convertible corporate bonds, that are rated below investment grade. These risks include greater volatility, sensitivity to interest rate changes, reduced liquidity and a higher risk of default. The Income Fund may be suitable for you if you want a current income component to your stock investments.

PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Income Fund by showing how performance has varied from year to year and how its performance compares over time to that of the S&P 500 Index, a widely recognized unmanaged index of stock performance. As with all mutual funds, past performance is not a prediction of future results.



Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund commenced offering Class A and Class B shares. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. The performance prior to September 30, 1996 does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89      19.22%
12/31/90     -10.75%
12/31/91      23.25%
12/31/92      11.47%
12/31/93      12.55%
12/31/94      -1.09%
12/31/95      30.36%
12/31/96      23.95%
12/31/97      26.15%
12/31/98       5.38%

During the 10-year period shown in the bar chart, the highest quarterly return was 14.35% for the quarter ended December 31, 1998, and the lowest return was -17.56% for the quarter ended September 30, 1998.


The performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. Performance shown for the period prior to September 30, 1996 does not reflect 12b-1 fees. If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

The following table shows how the Income Fund's Class A and Class B share performance compares to the S&P 500 Index:

                                              1 year       5 years     10 years
SAFECO Income Fund*
    Class A                                       0.64%       15.20%       12.81%
    Class B                                       0.03%       15.77%       13.20%
S&P 500 Index**                                  28.58%       24.03%       19.17%

* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Without these charges, the Fund's Class A returns would have been 5.38%, 16.27% and 13.33%, for 1, 5 and 10 years, respectively; and the Fund's Class B returns would have been 5.03%, 15.99% and 13.20%, for 1, 5 and 10 years, respectively.


** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Returns and principal value vary with market conditions. When sold, shares may be worth more or less than their original cost.

FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A      Class B
                                                              -----------  -----------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       5.75%*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None         5.00%**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None         None
Redemption fee (as a percentage of amount redeemed)                 None         None
Exchange fee                                                        None         None


----------------
* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge reduces to zero after six years from purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          0.68%        0.68%
12b-1 Fees                                               0.25%        1.00%
Other Expenses                                           0.52%        0.51%
Total Annual Fund Operating Expenses                     1.45%        2.19%
Fee Waiver**                                             0.12%        0.11%
Net Expenses                                             1.33%        2.08%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.



     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.



     OTHER EXPENSES include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

This example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Income Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                                       1 year       3 years      5 years     10 years*
                                                        -----     -----------  -----------  -----------
Class A                                               $     703    $     972    $   1,262    $   2,084
Class B
  Assuming redemption at end of period                $     711    $     952    $   1,319    $   2,033
  Assuming no redemption                              $     211    $     652    $   1,119    $   2,033

----------------
* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO NORTHWEST FUND

OBJECTIVE

The SAFECO Northwest Fund seeks long-term growth of capital through investing primarily in Northwest companies.

PRINCIPAL INVESTMENT STRATEGIES


The Northwest Fund invests at least 65% of its total assets in shares of COMMON STOCKS and PREFERRED STOCKS of companies located in the Northwest, selected primarily for potential long-term appreciation.



When selecting stocks, the advisor looks for companies with:




-  Principal executive offices in Alaska,       COMMON STOCKS represent equity
   Idaho, Montana, Oregon or Washington         interests in a corporation.
-  Faster earnings growth than their            Stockholders participate in
   competitors in the U.S.                      earnings if dividends are declared
-  A share price that represents good value     and have a claim to the assets of a
In deciding whether to buy a company's stock,   corporation at dissolution, behind
the advisor focuses on stocks that are          creditors and preferred stock
attractively priced on a valuation basis --     owners.
preferring companies that have low              PREFERRED STOCKS are equity
price-to-earnings valuations when compared to   securities whose owners have a
other companies in the same industry. The Fund  claim on a company's earnings and
may sell stocks that have reached a specific    assets before holders of common
price target or that the advisor considers to   stock, but after creditors.
be overvalued compared with other stocks in     Preferred stocks generally pay more
the industry. Stocks may become overvalued      income and are less volatile than
when earnings forecasts are too optimistic or   common stocks.
the market places unrealistic multiples on
projected earnings. The advisor may also sell
a company's stock when the advisor believes
that the growth prospects for the company are
no longer good, if the company fails to
realize its growth potential, if the advisor
believes there are more attractive
opportunities elsewhere, or to raise cash to
meet shareholder redemptions.


PRINCIPAL RISK FACTORS

Loss of money is a risk of investing in the Northwest Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity.

The Northwest Fund carries special risks due to its geographic concentration. These include a smaller universe of securities to choose from and fluctuations in the regional economy. Many of the companies whose securities are purchased for the Northwest Fund are small in size and may therefore be more volatile. The Northwest Fund may be suitable for you if you seek long-term growth and are prepared to withstand the risks associated with geographic concentration.

PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Northwest Fund by showing how performance has varied from year to year and how its performance compares over time to that of the S&P 500 Index, a widely recognized unmanaged index of stock performance. As with all mutual funds, past performance is not a prediction of future results.



Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund commenced offering Class A and Class B shares. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. The performance prior to September 30, 1996 does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89
12/31/90
12/31/91
12/31/92      14.08%
12/31/93       1.03%
12/31/94      -1.55%
12/31/95      20.17%
12/31/96      14.95%
12/31/97      30.79%
12/31/98       2.87%

Since the Fund's inception in 1991, the highest quarterly return was 20.88% for the quarter ended December 31, 1998, and the lowest return was -20.56% for the quarter ended September 30, 1998.


The performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. Performance shown for the period prior to September 30, 1996 does not reflect Rule 12b-1 fees. If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

The following table shows how the Northwest Fund's Class A and Class B share performance compares to the S&P 500 Index:


                                                            February 7, 1991
                                                             (inception) to
                                    1 year      5 years     December 31, 1998
SAFECO Northwest Fund*
    Class A                            -1.76%      11.81%           11.41%
    Class B                            -2.63%      12.29%           11.87%
S&P 500 Index**                        28.58%      24.03%           19.55%



* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Without these charges, the Fund's Class A returns would have been 2.87%, 12.84% and 12.06%, for 1 and 5 years and since inception, respectively; and the Fund's Class B returns would have been 2.37%, 12.54% and 11.87%, for 1 and 5 years and since inception, respectively.



** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Returns and principal value vary with market conditions. When sold, shares may be worth more or less than their original cost.

FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A      Class B
                                                              -----------  -----------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       5.75%*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None         5.00%**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None         None
Redemption fee (as a percentage of amount redeemed)                 None         None
Exchange fee                                                        None         None


----------------
* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge reduces to zero after six years from purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          0.70%        0.70%
12b-1 Fees                                               0.25%        1.00%
Other Expenses                                           0.80%        0.65%
Total Annual Fund Operating Expenses                     1.75%        2.35%
Fee Waiver**                                             0.40%        0.25%
Net Expenses                                             1.35%        2.10%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.



     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.



     OTHER EXPENSES include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

This example is intended to help you compare the cost of investing in the Northwest Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Northwest Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                                       1 year       3 years      5 years     10 years*
                                                        -----     -----------  -----------  -----------
Class A                                               $     705    $     978    $   1,272    $   2,105
Class B
  Assuming redemption at end of period                $     713    $     958    $   1,329    $   2,054
  Assuming no redemption                              $     213    $     658    $   1,129    $   2,054

----------------
* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO INTERNATIONAL STOCK FUND

OBJECTIVE


The SAFECO International Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.


PRINCIPAL INVESTMENT STRATEGIES


The International Stock Fund, under normal market conditions, invests, at least 65% of its total assets in the COMMON STOCK of companies domiciled in at least five countries, not including the United States. When selecting stocks, Bank of Ireland Asset Management (U.S.) Limited, the sub-advisor that manages the International Stock Fund's, focuses on stocks that:



-  Appear undervalued                           COMMON STOCKS represent equity
-  Are liquid and readily traded on             interests in a corporation.
   established foreign exchanges                Stockholders participate in
In an attempt to reduce the risks associated    earnings if dividends are declared
with fluctuations in foreign currency values,   and have a claim to the assets of a
security prices and interest rates, the         corporation at dissolution, behind
International Stock Fund may invest in FUTURES  creditors and preferred stock
CONTRACTS and OPTIONS for hedging purposes.     owners.
In deciding whether to buy a company's stock,   FUTURES CONTRACTS are agreements to
the sub-advisor focuses on stocks that are      buy or sell a specific amount of a
attractively priced on a valuation basis --     commodity or financial instrument
preferring companies that have low price-       at a particular price on a
to-earnings valuations when compared to their   stipulated future date.
historic valuations, to other companies in the  OPTIONS are rights to buy or sell
same industry, or to companies with similar     property that are granted in
growth records. The sub-advisor may sell a      exchange for an agreed-upon sum. If
stock when it reaches a specific price target,  the rights are not exercised after or when the sub-advisor believes the company's  a specified period, the options
earnings prospects or other fundamental value   expire and the option buyer
indicators have deteriorated, or to raise cash  forefeits the money.
to meet shareholder redemptions.


PRINCIPAL RISK FACTORS

Loss of money is a risk of investing in the International Stock Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity.


Overseas investing carries potential risks not associated with domestic investments. These risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets, and (8) adverse impact of the euro conversion on the business or financial condition of companies in which the Fund is invested.

Investment in futures contracts and options is subject to the risk that the sub-advisor may take a position opposite to the direction in which the market actually moves. Also, the price of the future or option contract may not move in the same direction as the price of the underlying security. In addition, there may not be a liquid secondary market in which to resell the futures contracts or options. The International Stock Fund may be suitable for you if you want exposure to international equity markets.


PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the International Stock Fund by showing how performance has varied from year to year and how its performance compares over time to that of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a recognized unmanaged index of international stock performance. As with all mutual funds, past performance is not a prediction of future results.



Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund commenced offering Class A shares. The performance information in the bar chart below reflects the actual performance of Class A shares of the Fund for the period since January 1, 1997. The performance reflected in the bar chart does not reflect sales charges. If sales charges were reflected, the returns would be lower than those shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97       4.30%
12/31/98      13.68%


Since the Fund's inception in 1996, the highest quarterly return was 18.93 for the quarter ended December 31, 1998, and the lowest return was -17.43 for the quarter ended September 30, 1998.



The performance information in the table that follows reflects (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. Performance shown for the period prior to September 30, 1996 does not reflect Rule 12b-1 fees. If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

The following table shows how the International Stock Fund's Class A and Class B share performance compares to the MSCI EAFE Index:


                                                             January 31, 1996
                                                              (inception) to
                                                  1 year     December 31, 1998
International Stock Fund*
    Class A                                           8.56%           9.20%
    Class B                                           7.66%           9.36%
MSCI EAFE Index**                                    18.23%           7.46%


* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Without these charges, the Fund's Class A returns would have been 13.68% and 10.94%, for 1 year and since inception, respectively; and the Fund's Class B returns would have been 12.66% and 10.22%, for 1 year and since inception, respectively.


** The MSCI EAFE Index is an unmanaged index comprised of 21 developed equity markets outside of North America. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.



Return and principal value vary with market conditions. When sold, shares may be worth more or less than their original cost.


FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A      Class B
                                                              -----------  -----------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       5.75%*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None         5.00%**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None         None
Redemption fee (as a percentage of amount redeemed)                 None         None
Exchange fee                                                        None         None


----------------
* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge reduces to zero after six years from purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          1.00%        1.00%
12b-1 Fees                                               0.25%        1.00%
Other Expenses                                           0.95%        1.08%
Total Annual Fund Operating Expenses                     2.20%        3.08%
Fee Waiver**                                             0.55%        0.68%
Net Expenses                                             1.65%        2.40%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.



     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provisions of research, supervision and assistance in the management of the Fund.



     OTHER EXPENSES include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

This example is intended to help you compare the cost of investing in the International Stock Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the International Stock Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                                       1 year       3 years      5 years     10 years*
                                                        -----     -----------  -----------  -----------
Class A                                               $     733    $   1,065    $   1,420    $   2,417
Class B
  Assuming redemption at end of period                $     743    $   1,048    $   1,480    $   2,368
  Assuming no redemption                              $     243    $     748    $   1,280    $   2,368

----------------
* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO BALANCED FUND

OBJECTIVE

The SAFECO Balanced Fund seeks growth and income consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES


The Balanced Fund will ordinarily invest from 50% to 70% of its total assets in equity securities, which include COMMON STOCKS and PREFERRED STOCKS (including convertible bonds and preferred stocks that convert to common stock either automatically after a specified period of time or at the option of the issuer).



When selecting equity securities, the advisor focuses on companies that:



-  Are undervalued, as measured by low          COMMON STOCKS represent equity
   price-to-earnings ratios and high dividend   interests in a corporation.
   yields                                       Stockholders participate in
-  Have good long-term potential to increase    earnings if dividends are declared
   in value                                     and have a claim to the common
In addition, the Balanced Fund will invest at   stock of a corporation at
least 25% of its total assets in DEBT           dissolution, behind creditors and
SECURITIES. These include U.S. government       preferred stock owners.
securities, INVESTMENT-GRADE debt obligations,  PREFERRED STOCKS are equity
and certain non-rated debt obligations that     securities whose owners have a
the advisor believes meet the standards of      claim on a company's earnings and
investment-grade.                               assets before holders of common
The Balanced Fund may buy investment-grade      stock, but after creditors.
CONVERTIBLE SECURITIES if they offer:           Preferred stocks generally pay more
-  A higher yield than common stocks            income and are less volatile than
-  A potential for capital appreciation         common stocks.
                                                DEBT SECURITIES are interest paying
                                                instruments issued by corporations
                                                or other issuers.
                                                BOND RATINGS indicate an issuer's
                                                financial strength and ability to
                                                meet its debt obligations. The two
                                                main rating services are Moody's
                                                and Standard & Poor's.
                                                INVESTMENT-GRADE securities are
                                                rated by these services as follows:
                                                     MOODY'S      S&P
                                                      Aaa        AAA
                                                      Aa          AA
                                                       A          A
                                                      Baa        BBB
                                                CONVERTIBLE SECURITIES are debt or
                                                preferred stock which may be
                                                exchanged for common stock. Their
                                                prices are influenced by changes in
                                                interest rates and the values of
                                                the assets into which they may be
                                                exchanged.



In selecting equity securities (primarily common and preferred stocks) to buy for the Fund, the advisor focuses on stocks that it believes will have higher yields, higher return on equity, or greater earnings-per-share and growth rates over the next three- to five-year period when compared with the S&P 500 Index average. The advisor may decide to sell securities if it believes that the company no longer has potential to meet targeted yield, earnings or growth rates, if the securities reach a specific price target, if the advisor believes there are more attractive opportunities elsewhere, or to raise cash to meet shareholder redemptions.



In selecting debt securities (primarily bonds and other interest paying securities) to buy for the Fund, the advisor considers the issuer's creditworthiness, the sensitivity of the security to changes in interest rates, the market sector represented by the security and the level to which that market sector is already represented in the portfolio. The advisor may decide to sell a debt security if the advisor is concerned about an issuer's credit risk, if the security becomes fully valued, if a more attractive alternative is available, or to raise cash to meet shareholder redemptions.

PRINCIPAL RISK FACTORS

Loss of money is a risk of investing in the Balanced Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity.


The price of debt securities will normally move in the opposite direction of changes in interest rates. That is, generally when market interest rates rise the price of the Balanced Fund's debt securities will fall, and when market interest rates fall the price of the Balanced Fund's debt securities will rise. Also, changes in price generally will be greater the longer the maturity of the debt security. Although securities in the top four rating categories are considered "investment grade," Moody's considers bonds rated "Baa" to have speculative characteristics. Because the portfolio includes both stocks and bonds, the Balanced Fund may be suitable for you if you are an investor who wants exposure to equity and debt securities in a single investment.


PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Balanced Fund by showing how performance has varied from year to year and how its performance compares over time to that of the S&P 500 Index, a widely recognized unmanaged index of stock performance. As with all mutual funds, past performance is not a prediction of future results.



Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund commenced offering Class A and Class B shares. The performance information in the bar chart below reflects the performance of the Class A shares of the Fund for the period since January 1, 1997. The performance reflected in the bar chart does not reflect sales charges. If sales charges were reflected, the returns would be lower than those shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97      16.29%
12/31/98      12.06%

Since the Fund's inception in 1996, the highest quarterly return was 9.92% for the quarter ended December 31, 1998; and the lowest return was -3.91% for the quarter ended September 30, 1998.


The performance information in the table that follows reflects (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. Performance shown for the period prior to September 30, 1996 does not reflect Rule 12b-1 fees. If Rule 12b-1 fees were reflected, the returns would be lower than those shown.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

The following table shows how the Balanced Fund's Class A and Class B share performance compares to the S&P 500 Index:

                                                             January 31, 1996
                                                              (inception) to
                                                  1 year     December 31, 1998
SAFECO Balanced Fund*
    Class A                                           7.02%          11.84%
    Class B                                           6.30%          12.09%
S&P 500 Index**                                      28.58%          27.65%

* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Without these charges, the Fund's Class A returns would have been 12.06%, and 13.62% for 1 year and since inception, respectively; and the Fund's Class B returns would have been 11.30%, and 12.91%, for 1 year and since inception, respectively.


** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Returns and principal value vary with market conditions. When sold, shares may be worth more or less than their original cost.

FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A      Class B
                                                              -----------  -----------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       5.75%*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None         5.00%**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None         None
Redemption fee (as a percentage of amount redeemed)                 None         None
Exchange fee                                                        None         None


----------------
* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge reduces to zero after six years from purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          0.70%        0.70%
12b-1 Fees                                               0.25%        1.00%
Other Expenses                                           0.82%        0.74%
Total Annual Fund Operating Expenses                     1.77%        2.44%
Fee Waiver**                                             0.42%        0.34%
Net Expenses                                             1.35%        2.10%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.



     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.



     OTHER EXPENSES include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

This example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Balanced Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                                                       1 year       3 years      5 years     10 years*
                                                        -----     -----------  -----------  -----------
Class A                                               $     705    $     978    $   1,272    $   2,105
Class B
  Assuming redemption at end of period                $     713    $     958    $   1,329    $   2,064
  Assuming no redemption                              $     213    $     658    $   1,129    $   2,064


----------------
* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO SMALL COMPANY STOCK FUND

OBJECTIVE

The SAFECO Small Company Stock Fund seeks long-term growth of capital through investing primarily in small-sized companies.

PRINCIPAL INVESTMENT STRATEGIES


The Small Company Stock Fund invests at least   MARKET CAPITALIZATION is the value
65% of its total assets in common stocks and    of a corporation as determined by
preferred stocks of small-sized companies with  the market price of its issued and
total MARKET CAPITALIZATION at the time of      outstanding common stock. It is
investment of less than $1 billion.             calculated by multiplying the
                                                number of outstanding shares by the
                                                current market price of a share.



When selecting stocks for the Small Company Stock Fund, the advisor looks for companies having:


- Long-term appreciation potential based on above-average or improving earnings growth rates

-  Attractive relative values


- A policy of reinvesting earnings back into the company rather than paying dividends to shareholders



Less than 35% of the Small Company Stock Fund's net assets will be invested in convertible corporate bonds that are rated below investment grade or comparable unrated bonds (commonly referred to as "junk" or high-yield bonds).



In determining whether to sell stocks, the advisor will consider whether the companies' growth prospects have deteriorated, whether the companies have realized their growth potential, or whether their stock prices have reached specific targets. In addition, the Fund may sell or reduce its holdings in companies when the advisor believes their stock prices are too high in relation to their prospects for growth, if a more attractive alternative is available, or to raise cash to meet shareholder redemptions.


PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the Small Company Stock Fund. Typically, the portfolio will be broadly diversified among companies and industries. However, certain industry sectors may be more highly represented at times than other sectors as a result of individual stock selection. This may happen if companies within certain sectors exhibit more of the characteristics sought by the advisor than companies in other sectors. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity. In particular, the value of the Fund's shares may fall if any of the following occurs:



- The earnings of the issuers of the stocks held in the Fund's portfolio do not meet analysts' expectations or are otherwise disappointing.



- The advisor's judgment about the companies' growth potential or the relative value of their stocks is incorrect.



-  The stock market declines.



- Small capitalization stocks or value stocks fall out of favor with the stock market.

- An event occurs that causes the price of one of the larger holdings in the Fund's portfolio to decline materially.



Many of the stocks in this portfolio are more volatile than the general market. You should be prepared to see fluctuations in share price and variable investment returns. Investments in small or newly formed companies involve greater risks than investments in larger, more established issuers, and their securities can be subject to more abrupt and erratic movements in price. Because small company stocks can be quite volatile, you should invest in the Small Company Stock Fund only if you can withstand wide fluctuations in share price.


PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Small Company Stock Fund by showing how performance has varied from year to year and how its performance compares over time to that of the Russell 2000 Index, a recognized unmanaged index representative of small cap stocks. As with all mutual funds, past performance is not a prediction of future results.



Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund commenced offering Class A and Class B shares. The performance information in the bar chart below reflects the performance of Class A shares of the Fund for the period since January 1, 1997. The performance reflected in the bar chart does not reflect sales charges. If sales charges were reflected, the returns would be lower than those shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97      23.21%
12/31/98     -21.96%

Since the Fund's inception in 1996, the highest quarterly return was 19.67% for the quarter ended September 30, 1997, and the lowest return was -33.97% for the quarter ended September 30, 1998.


The performance information in the table that follows reflects (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. Performance shown for the period prior to September 30, 1996 does not reflect Rule 12b-1 fees. If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998


The following table shows how the Small Company Stock Fund's Class A and Class B share performance compares to the Russell 2000 Index:


                                                            January 31, 1996
                                                             (inception) to
                                                 1 year     December 31, 1998
SAFECO Small Company Stock Fund*
    Class A                                        -25.47%           4.84%
    Class B                                        -26.54%           4.89%
Russell 2000 Index**                                -2.24%          12.06%

* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Without these charges, the Fund's Class A returns would have been -21.96%, and 6.51%, for 1 year and since inception, respectively; and the Fund's Class B returns would have been -22.67%, and 5.82%, for 1 year and since inception, respectively.


** The Russell 2000 Index is an unmanaged index containing stocks of the 2000 smallest companies within the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. stocks in terms of market capitalization. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Returns and principal value vary with market conditions. When sold, shares may be worth more or less than their original cost.

FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A      Class B
                                                              -----------  -----------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       5.75%*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None         5.00%**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None         None
Redemption fee (as a percentage of amount redeemed)                 None         None
Exchange fee                                                        None         None


----------------
* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge reduces to zero after six years from purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          0.75%        0.75%
12b-1 Fees                                               0.25%        1.00%
Other Expenses                                           0.68%        0.91%
Total Annual Fund Operating Expenses                     1.68%        2.66%
Fee Waiver**                                             0.28%        0.51%
Net Expenses                                             1.40%        2.15%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.



     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.



     OTHER EXPENSES include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

This example is intended to help you compare the cost of investing in the Small Company Stock Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Small Company Stock Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                                       1 year       3 years      5 years     10 years*
                                                        -----     -----------  -----------  -----------
Class A                                               $     709    $     993    $   1,297    $   2,158
Class B
  Assuming redemption at end of period                $     718    $     973    $   1,354    $   2,107
  Assuming no redemption                              $     218    $     673    $   1,154    $   2,107

----------------
* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO U.S. VALUE FUND

OBJECTIVE

The SAFECO U.S. Value Fund seeks long-term growth of capital and income by investing in stocks selected for their attractive relative values.

PRINCIPAL INVESTMENT STRATEGIES



The U.S. Value Fund invests at least 65% of     FUNDAMENTAL VALUE ANALYSIS of
its assets in common stocks and preferred       common stocks emphasizes asset
stocks issued by U.S. companies selected for    value more than earnings
potential appreciation. In selecting            projections. Its opposite, growth
securities to buy for the U.S. Value Fund, the  investing, focuses more on earnings
advisor uses a FUNDAMENTAL VALUE ANALYSIS and   growth.
focuses on large, established companies with
low price-to-earnings ratios and above-average
earnings and dividend growth. The U.S. Value
Fund typically diversifies across all major
sectors of the economy.



The advisor selects from among a universe of large cap stocks that it expects to have higher yields, higher return on equity, or greater earnings-per-share growth rates over the next three- to five-year period when compared with the S&P 500 Index average. The advisor may decide to sell securities when it believes the issuer no longer has the potential to meet targeted yield, return or earnings rates, if the securities reach a specific price target, if the advisor believes there are more attractive opportunities elsewhere, or to raise cash to meet shareholder redemptions.


PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the U.S. Value Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity. Even though the Fund invests in companies whose securities are believed to be undervalued relative to their underlying profitability, there can be no assurance that the shares of the companies selected for the Fund will appreciate in value. In addition, although an investment in the shares of undervalued companies may provide some protection from market declines, even the shares of comparatively undervalued companies typically fall in price during broad market declines.


Many of the stocks in this portfolio are more volatile than the general market. You should be prepared to see fluctuations in share price and variable investment returns. The U.S. Value Fund may be suitable for you if you are a long-term investor with moderate risk tolerance.

PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the U.S. Value Fund by showing how performance compares over time to that of the S&P 500 Index, a widely recognized unmanaged index of stock performance. As with all mutual funds, past performance is not a prediction of future results.

The performance information in the bar chart below reflects the actual performance of Class A shares of the Fund for the period since January 1, 1998, but does not reflect sales charges. If sales charges fees were reflected, the returns would be lower than that shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98      11.79%

Since the Fund's inception in 1997, the highest quarterly return was 15.81% for the quarter ended December 31, 1998, and the lowest return was -9.86% for the quarter ended September 30, 1998.


The performance information in the table that follows reflects the actual performance of Class A and Class B shares of the Fund for the period since April 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

The following table shows how the U.S. Value Fund's Class A and Class B share performance compares to the S&P 500 Index:

                                                                April 30, 1997
                                                                (inception) to
                                                   1 year      December 31, 1998
U.S. Value Fund*
    Class A                                            6.76%           14.41%
    Class B                                            6.18%           14.69%
S&P 500 Index**                                       28.58%           31.27%

* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Without these charges, the Fund's Class A returns would have been 11.79% and 17.62% for 1 year and since inception, respectively; and the Fund's Class B returns would have been 11.18% and 16.87% for 1 year and since inception, respectively.


** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.



Returns and principal vary with market conditions. When sold, shares may be worth more or less than their original costs.


FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A      Class B
                                                              -----------  -----------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       5.75%*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None         5.00%**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None         None
Redemption fee (as a percentage of amount redeemed)                 None         None
Exchange fee                                                        None         None


----------------
* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge reduces to zero after six years from purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          0.70%        0.70%
12b-1 Fees                                               0.25%        1.00%
Other Expenses                                           1.24%        1.01%
Total Annual Fund Operating Expenses                     2.19%        2.71%
Fee Waiver**                                             0.84%        0.61%
Net Expenses                                             1.35%        2.10%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.



     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.



     OTHER EXPENSES include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

This example is intended to help you compare the cost of investing in the U.S. Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the U.S. Value Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                                       1 year       3 years      5 years     10 years*
                                                        -----     -----------  -----------  -----------
Class A                                               $     705    $     978    $   1,272    $   2,105
Class B
  Assuming redemption at end of period                $     713    $     958    $   1,329    $   2,054
  Assuming no redemption                              $     213    $     658    $   1,129    $   2,054

----------------
* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND

OBJECTIVE

The SAFECO Intermediate-Term U.S. Treasury Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES


The Intermediate-Term U.S. Treasury Fund will   "STRIPS" stands for Separate
invest, during normal market conditions, at     Trading of Registered Interest and
least 65% of its total assets in direct         Principal of Securities. These are
obligations of the U.S. Treasury, such as U.S.  Treasury securities that have had
Treasury bills, notes and bonds. The Fund may   their coupons and principal
also invest in STRIPS that are direct           repayments separated into what
obligations of the U.S. Treasury.               effectively become zero-coupon
                                                Treasury bonds.



The Fund will maintain an average dollar-weighted maturity of between 3 and 10 years; however, individual obligations held by the Fund may have maturities outside that range.



The Fund may invest up to 35% of its total assets in other U.S. government securities and corporate debt securities. Other U.S. government securities include:


- Securities supported by the full faith and credit of the U.S. government that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA).

- Securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC).

- Securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority (TVA).

Corporate debt securities include bonds that are:

- Rated in the top three grades (A or higher) by either Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (S&P), or


-  If unrated, are of comparable quality to securities rated A or higher.



See page 45 for more information about investment grade ratings.



Since the Fund invests predominantly in intermediate-term U.S. Treasury securities, trading decisions focus on the maturity of the bonds under consideration. In a falling interest rate environment the Fund buys longer maturity bonds. In a rising interest rate environment, the Fund buys shorter maturity bonds. The Fund may increase its allocation to U.S. government agency bonds when the yield premium, compared with U.S. Treasuries, is attractive. After choosing the desired maturity, the Fund attempts to exploit pricing inefficiencies and purchase the cheapest securities in a maturity range or sell the more expensive securities in a maturity range. The advisor may also sell securities to realign the overall maturity of the portfolio or to raise cash to meet shareholder redemptions.

PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the Intermediate-Term U.S. Treasury Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise, the price of the Fund's debt securities will fall, and when market interest rates fall, the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.


Due to the conservative nature of this Fund, it may be suitable for you if you want higher current income than a stable-priced money market fund, but with greater price stability than a longer-term bond fund.

PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Intermediate-Term U.S. Treasury Fund by showing how performance has varied from year to year and how its performance compares over time to that of the Merrill Lynch Intermediate-Term Treasury Index, a widely recognized index of intermediate-term Treasury securities. As with all mutual funds, past performance is not a prediction of future results.



Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund commenced offering Class A and Class B shares. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. The performance prior to September 30, 1996 does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89      10.31%
12/31/90       7.16%
12/31/91      13.52%
12/31/92       6.57%
12/31/93      10.84%
12/31/94      -3.61%
12/31/95      16.75%
12/31/96       0.33%
12/31/97       8.03%
12/31/98       9.08%

During the 10-year period shown in the bar chart, the highest quarterly return was 6.09% for the quarter ended September 30, 1998; and the lowest return was -3.45% for the quarter ended March 31, 1994.


The performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. Performance shown for the period prior to September 30, 1996 does not reflect Rule 12b-1 fees. If Rule 12b-1 fees were reflected, the returns would be lower than those shown.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

The following table shows how the Intermediate-Term U.S. Treasury Fund's Class A and Class B share performance compares to Merrill Lynch Intermediate-Term Treasury Index:

                                            1 year      5 years     10 years
Intermediate-Term U.S. Treasury Fund*
    Class A                                     4.17%       4.90%        7.25%
    Class B                                     3.30%       5.23%        7.58%
Merrill Lynch Intermediate-Term Treasury
Index**                                         8.63%       6.49%        8.33%

* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Without these charges, the Fund's Class A returns would have been 9.08, 5.88 and 7.75, for 1, 5 and 10 years, respectively; and the Fund's Class B returns would have been 8.30, 5.56 and 7.58, for 1, 5 and 10 years, respectively.


** The Merrill Lynch Intermediate-Term Treasury Index is an unmanaged index. The index does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.

FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A      Class B
                                                              -----------  -----------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       4.50%*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None         5.00%**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None         None
Redemption fee (as a percentage of amount redeemed)                 None         None
Exchange fee                                                        None         None


----------------
* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge reduces to zero after six years from purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          0.55%        0.55%
12b-1 Fees                                               0.25%        1.00%
Other Expenses                                           0.75%        0.60%
Total Annual Fund Operating Expenses                     1.55%        2.15%
Fee Waiver**                                             0.35%        0.20%
Net Expenses                                             1.20%        1.95%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.



     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.



     OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Intermediate-Term U.S. Treasury Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Intermediate-Term U.S. Treasury Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                                       1 year       3 years      5 years     10 years*
                                                        -----     -----------  -----------  -----------
Class A                                               $     567    $     814    $   1,080    $   1,839
Class B
  Assuming redemption at end of period                $     698    $     912    $   1,252    $   1,893
  Assuming no redemption                              $     198    $     612    $   1,052    $   1,893

----------------
* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO HIGH-YIELD BOND FUND

OBJECTIVE


The SAFECO High-Yield Bond Fund seeks to provide a high level of current interest income through the purchase of high-yield, debt SECURITIES.


PRINCIPAL INVESTMENT STRATEGIES


The High-Yield Bond Fund, during normal market conditions, will invest at least 65% of its portfolio in high-yield, DEBT SECURITIES.



The Fund may invest in:                         DEBT SECURITIES are interest paying
-  Debt securities and PREFERRED STOCKS         instruments issued by corporations
   (including CONVERTIBLE SECURITIES) which     or other issuers.
   are rated below investment grade.            PREFERRED STOCKS are equity
-  Unrated securities.  The Fund may invest up  securities whose owners have a
   to 25% of its assets in securities that      claim on a company's earnings and
   have not been rated.                         assets before holders of common
-  Restricted securities eligible for resale    stock, but after debt holders.
   under RULE 144A or SECTION 4(2), provided    Preferred stocks generally pay more
   that the advisor has determined that such    income and are less volatile than
   securities are liquid under guidelines       common stocks.
   adopted by the Fund's Board of Trustees.     CONVERTIBLE SECURITIES are debt or
High-yield debt securities ("junk bonds")       preferred stock which may be
carry greater risks than investment grade       exchanged for common stock. Their
bonds. However, the advisor seeks to reduce     prices are influenced by changes in
risk by understanding the financial prospects   interest rates and the values of
of the companies the Fund invests in and by     the assets into which they may be
maintaining a well-diversified portfolio.       exchanged.
                                                RULE 144A SECURITIES are securities
                                                which are exempt from registration
                                                requirements. After a minimum
                                                two-year waiting period, they can
                                                be sold to qualified institutional
                                                investors, such as mutual funds.
                                                SECTION 4(2) SECURITIES are exempt
                                                from registration requirements and
                                                sold in private placements to
                                                qualified institutional investors,
                                                such as mutual funds.
                                                DURATION measures the sensitivity
                                                of fixed income securities held by
                                                a portfolio to a change in interest
                                                rates. The value of a security with
                                                a longer duration will normally
                                                fluctuate to a greater degree than
                                                the value of a security with a
                                                shorter duration should interest
                                                rates change. For example, if
                                                interest rates were to move 1%, a
                                                bond with a 3-year duration would
                                                experience approximately a 3%
                                                change in its principal value. An
                                                identical bond with a 5-year
                                                duration would experience
                                                approximately a 5% change in its
                                                principal value. Generally, the
                                                stated maturity of a fixed income
                                                security is longer than its
                                                projected duration.
The decision to either buy or sell a security in the Fund is based first upon a fundamental analysis of the issuer, including the company's creditworthiness, liquidity, and prospects for growing earnings and cash flow. Next, the advisor examines alternative bonds with similar credit statistics, and/or related lines of business. This helps the advisor determine whether the bond in question is a good value relative to its peers. Finally, the advisor considers the bond's DURATION, coupon, and call features (the bond's structure).



The advisor may decide to sell a security if the original evaluation concerning the issuer's creditworthiness, liquidity or prospects changes, if the value reaches a specific target, or to raise cash to meet shareholder redemptions.

PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the High-Yield Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.



The Fund also is subject to greater volatility, reduced liquidity and a higher risk of repayment default. This Fund may be suitable for you if you can tolerate greater risk in pursuit of higher total returns.


PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the High-Yield Bond Fund by showing how performance has varied from year to year and how its performance compares over time to that of the Merrill Lynch High-Yield Index, a widely recognized index of high-yield bonds. As with all mutual funds, past performance is not a prediction of future results.



Effective January 31, 1997, all of the then-existing shares of the Fund, were redesignated No-Load Class shares and the Fund commenced offering Class A and Class B shares. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since January 31, 1997; and (2) the performance of the No-Load Class of shares of the Fund for the period prior to January 31, 1997. The performance prior to January 31, 1997 does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89       1.98%
12/31/90      -3.60%
12/31/91      24.29%
12/31/92      13.87%
12/31/93      16.91%
12/31/94      -2.25%
12/31/95      15.64%
12/31/96      10.39%
12/31/97      12.49%
12/31/98       4.32%

During the 10-year period shown in the bar chart, the highest quarterly return was 7.23% for the quarter ended March 31, 1991; and the lowest return was -4.54% for the quarter ended September 30, 1990.

The performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since January 31, 1997, and (2) the performance of the No-Load Class of shares of the Fund prior to January 31, 1997. Performance shown for the period prior to January 31, 1997 does not reflect Rule 12b-1 fees. If Rule 12b-1 fees were reflected, the returns would be lower than those shown.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

The following table shows how the High-Yield Bond Fund's Class A and Class B share performance compares to the Merrill Lynch High-Yield Index:

                                            1 year      5 years     10 years
High-Yield Bond Fund*
    Class A                                    -0.38%       6.94%        8.57%
    Class B                                    -1.61%       7.29%        8.90%
Merrill Lynch High-Yield Index**                2.95%       9.11%       11.18%

* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Without these charges, the Fund's Class A returns would have been 4.32, 7.92 and 9.07, for 1, 5 and 10 years, respectively; and the Fund's Class B returns would have been 3.39, 7.59 and 8.90, for 1, 5 and 10 years, respectively.


** The Merrill Lynch High-Yield Index is an unmanaged index comprised of outstanding debt of domestic market issuers rated below investment grade but not in default. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.

FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A      Class B
                                                              -----------  -----------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       4.50%*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None         5.00%**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None         None
Redemption fee (as a percentage of amount redeemed)                 None         None
Exchange fee                                                        None         None


----------------
* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge reduces to zero after six years from purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          0.65%        0.65%
12b-1 Fees                                               0.25%        1.00%
Other Expenses                                           0.32%        0.49%
Total Annual Fund Operating Expenses                     1.22%        2.14%
Fee Waiver*                                              0.00%        0.09%
Net Expense                                              1.22%        2.05%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.



     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.



     OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

The following example is intended to help you compare the cost of investing in the High-Yield Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the High-Yield Bond Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                                       1 year       3 years      5 years     10 years*
                                                        -----     -----------  -----------  -----------
Class A                                               $     569    $     820    $   1,090    $   1,861
Class B
  Assuming redemption at end of period                $     708    $     943    $   1,303    $   2,000
  Assuming no redemption                              $     208    $     643    $   1,103    $   2,000

----------------
* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO MANAGED BOND FUND

OBJECTIVE

The SAFECO Managed Bond Fund seeks to provide as high a level of total return as is consistent with the relative stability of capital through the purchase of investment grade debt securities.

PRINCIPAL INVESTMENT STRATEGIES

The Managed Bond Fund will invest at least 65% of its total assets in bonds.


- The Fund will invest primarily in INVESTMENT GRADE DEBT SECURITIES (or unrated securities which are comparable in quality to investment grade debt securities).



- The Fund will invest at least 50% of its total assets in U.S. GOVERNMENT SECURITIES.


-  The Fund may invest in mortgage-backed or asset-backed securities.


The advisor analyzes each security it considers for purchase in two ways. First, the advisor looks at the security on a stand-alone basis:



-  Is it priced attractively given its rating   BOND RATINGS indicate an issuer's
   and market sector?                           financial strength and ability to
-  Do the price and interest rate adequately    meet its debt obligations. The two
   compensate for any structural                main rating services are Moody's
   characteristics of the security, such as     and Standard & Poor's.
   the right of an investor to require that     INVESTMENT GRADE securities are
   the issuer buy the security back at a        rated by these services as follows:
   stated price or the right of an issuer to         MOODY'S      S&P
   buy the security back at the stated price?         Aaa        AAA
Next, the advisor looks at how the security           Aa          AA
fits into the overall portfolio:                       A          A
-  What effects would a purchase of this              Baa        BBB
   security have on overall portfolio yield,    DEBT SECURITIES are interest paying
   DURATION, and CONVEXITY?                     instruments issued by corporations
-  How would an investment in this security     or other issuers.
   affect the portfolio's yield curve           U.S. GOVERNMENT SECURITIES are
   exposure, sector weightings and              securities issued by the U.S.
   diversification? The advisor may sell        government or its agencies or
   securities when either this relative value   instrumentalities, such as the
   analysis shows another sector of the market  Federal Home Loan Bank or the
   is more attractive, the advisor believes     Federal Land Bank.
   another security within that sector offers   DURATION measures the sensitivity
   a better value, or to raise cash to meet     of fixed income securities held by
   shareholder redemptions.                     a portfolio to a change in interest
-  If the rating of a security is downgraded    rates. The value of a security with
   after it has been purchased by the Fund,     a longer duration will normally
   the advisor will engage in an orderly        fluctuate to a greater degree than
   disposition of securities to ensure that no  the value of a security with a
   more than 5% of the Fund's assets are        shorter duration should interest
   invested in below-investment grade           rates change. For example, if
   securities.                                  interest rates were to move 1%, a
                                                bond with a 3-year duration would
                                                experience approximately a 3%
                                                change in its principal value. An
                                                identical bond with a 5-year
                                                duration would experience
                                                approximately a 5% change in its
                                                principal value. Generally, the
                                                stated maturity of a fixed income
                                                security is longer than its
                                                projected duration.
                                                CONVEXITY measures the sensitivity
                                                of a bond's price to changes in
                                                interest rate levels.


PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the Managed Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.

In addition, investment in the Fund carries risks associated with the following types of securities:



- Mortgage-backed securities. During periods of changing interest rates, mortgage holders may be more likely to pay off their loans early. These prepayment fluctuations may decrease the overall investment returns of the Fund.



- Asset-backed securities. The underlying borrower(s) may default on the loan and the recovered collateral may not be sufficient to cover the interest and principal payments.


The Managed Bond Fund may be suitable for you if you want high current income and stability of capital.

PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Managed Bond Fund by showing how performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Government/Corporate Index, a widely recognized index. As with all mutual funds, past performance is not a prediction of future results.



Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund commenced offering Class A and Class B shares. The performance information in the bar chart below reflects (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund for the period prior to September 30, 1996. The performance prior to September 30, 1996 does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95      17.35%
12/31/96       0.07%
12/31/97       7.78%
12/31/98       7.87%

Since the Fund's inception in 1994, the highest quarterly return was 5.74% for the quarter ended June 30, 1995; and the lowest return was -3.34% for the quarter ended March 31, 1994.

The performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. Performance shown for the period prior to September 30, 1996 does not reflect Rule 12b-1 fees. If Rule 12b-1 fees were reflected, the returns would be lower than those shown.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

The following table shows how the Fund's Class A and Class B share performance compares to the Lehman Brothers Government/Corporate Index:


                                                             February 28, 1994
                                                              (inception) to
                                                  1 year     December 31, 1998
Managed Bond Fund*
    Class A                                           3.02%           4.98%
    Class B                                           1.67%           5.18%
Lehman Brothers Gov't/Corp. Index**                   9.47%           7.73%


* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Without these charges, the Fund's Class A returns would have been
    7.87 and 5.98, for 1 year and since inception, respectively; and the Fund's Class B returns would have been 6.67 and 5.52, for 1 year and since inception, respectively.


** The Lehman Brothers Gov't/Corp. Index is an unmanaged index comprised of every major U.S. government and investment-grade corporate bond with more than a year remaining until maturity. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.

FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A      Class B
                                                              -----------  -----------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       4.50%*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None         5.00%**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None         None
Redemption fee (as a percentage of amount redeemed)                 None         None
Exchange fee                                                        None         None


----------------
* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge reduces to zero after six years from purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          0.50%        0.50%
12b-1 Fees                                               0.25%        1.00%
Other Expenses                                           1.50%        1.78%
Total Annual Fund Operating Expenses                     2.25%        3.28%
Fee Waiver**                                             1.10%        1.38%
Net Expenses                                             1.15%        1.90%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.



     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.



     OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Managed Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Managed Bond Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                                       1 year       3 years      5 years     10 years*
                                                        -----     -----------  -----------  -----------
Class A                                               $     562    $     799    $   1,054    $   1,785
Class B
  Assuming redemption at end of period                $     693    $     897    $   1,226    $   1,839
  Assuming no redemption                              $     193    $     597    $   1,026    $   1,839

----------------
* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO CALIFORNIA TAX-FREE INCOME FUND

OBJECTIVE

The SAFECO California Tax-Free Income Fund seeks to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital. This Fund is available to California, Oregon, Nevada and Arizona residents.

PRINCIPAL INVESTMENT STRATEGIES


The California Tax-Free Income Fund invests     BOND RATINGS indicate an issuer's
primarily in INVESTMENT GRADE MUNICIPAL BONDS   financial strength and ability to
issued by the state of California or its        meet its debt obligations. The two
political subdivisions, having average          main rating services are Moody's
maturities of 15-25 years.                      and Standard & Poor's.
The Fund will invest:                           INVESTMENT GRADE securities are
-  At least 80% of its assets in securities     rated by these services as follows:
   whose interest is exempt from federal             MOODY'S      S&P
   income tax, the alternative minimum tax and        Aaa        AAA
   California personal income tax.                    Aa          AA
-  At least 65% of its assets in investment            A          A
   grade municipal bonds with a maturity of           Baa        BBB
   more than one year.                          MUNICIPAL BONDS are issued by
                                                cities, counties, states and other
                                                government entities to cover
                                                borrowings needs.


The Fund may invest:

- Up to 20% of its total assets in unrated municipal bonds, as long as they are of comparable quality to investment grade securities.


When evaluating a bond for purchase, the advisor takes into consideration, among other things, yield, maturity, any call features, credit quality (including the underlying rating of insured bonds), the purpose of the financing, the original offering price, any state or local tax exemption, and the amount of discount or premium represented by the price offered. After evaluating these features of a bond, the advisor compares the bond to the universe of other available bonds, which may have different features, and will purchase the bond if it appears to offer the best relative value.



In selecting bonds for purchase, the advisor favors long maturity bonds in essential services that offer a significant degree of protection against issuer repurchase rights prior to maturity, and good value relative to their peers. The advisor may sell bonds when they become fully valued, when more attractively valued bonds become available, or to raise cash to meet shareholder redemptions. In any case, turnover among the Fund's portfolio securities will remain low, because it often takes years for attractive valuations to be recognized by the municipal market.


PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the California Tax-Free Income Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security. Although securities in the top four rating categories are considered "investment grade," Moody's considers bonds rated "Baa" to have speculative characteristics. The Fund may experience greater volatility than a fund invested in bonds with shorter average maturities.



Because the Fund concentrates its investments in a single state, there may be more fluctuation in the value of its securities than with mutual funds whose portfolios are more geographically diverse.



This Fund may be suitable for you if you wish to earn income that is free from federal income tax and free from California state personal income tax.


PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the California Tax-Free Income Fund by showing how performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Long Municipal Bond Index, a widely recognized index of municipal bonds having long maturities. As with all mutual funds, past performance is not a prediction of future results.



Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund commenced offering Class A and Class B shares. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund for the period prior to September 30, 1996. The performance prior to September 30, 1996 does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89       9.91%
12/31/90       6.97%
12/31/91      12.55%
12/31/92       8.00%
12/31/93      13.23%
12/31/94      -9.20%
12/31/95      26.14%
12/31/96       2.56%
12/31/97      11.29%
12/31/98       5.73%

During the 10-year period shown in the bar chart, the highest quarterly return was 10.59% for the quarter ended March 31, 1995; and the lowest return was -6.16% for the quarter ended March 31, 1994.

The performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. Performance shown for the period prior to September 30, 1996 does not reflect Rule 12b-1 fees. If Rule 12b-1 fees were reflected, the returns would be lower than those shown.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

The following table shows how the Fund's Class A and Class B share performance compares to the Lehman Brothers Long Municipal Bond Index:

                                            1 year      5 years     10 years
California Tax-Free Income Fund*
    Class A                                     0.97%       5.71%        7.88%
    Class B                                    -0.02%       6.01%        8.20%
Lehman Brothers Long Municipal Bond
Index**                                         6.90%       6.85%        9.16%

* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Without these charges, the Fund's Class A returns would have been 5.73, 6.69 and 8.38, for 1, 5 and 10 years, respectively; and the Fund's Class B returns would have been 4.98, 6.32 and 8.20, for 1, 5 and 10 years, respectively.


** The Lehman Brothers Long Municipal Bond Index is an unmanaged index comprised of municipal bonds maturing in 22 or more years. The index is not limited to California issuers. The index does not reflect fees, brokerage commissions or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.

FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A      Class B
                                                              -----------  -----------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       4.50%*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None         5.00%**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None         None
Redemption fee (as a percentage of amount redeemed)                 None         None
Exchange fee                                                        None         None


----------------
* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge reduces to zero after six years from purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          0.50%        0.50%
12b-1 Fees                                               0.25%        1.00%
Other Expenses                                           0.33%        0.30%
Total Annual Fund Operating Expenses                     1.08%        1.80%
Fee Waiver**                                             0.00%        0.00%
Net Expenses                                             1.08%        1.80%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.



     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.



     OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

The following example is intended to help you compare the cost of investing in the California Tax-Free Income Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the California Tax-Free Income Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                                       1 year       3 years      5 years     10 years*
                                                        -----     -----------  -----------  -----------
Class A                                               $     555    $     778    $   1,019    $   1,708
Class B
  Assuming redemption at end of period                $     683    $     866    $   1,175    $   1,730
  Assuming no redemption                              $     183    $     566    $     975    $   1,730

----------------
* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO MUNICIPAL BOND FUND

OBJECTIVE

The SAFECO Municipal Bond Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.

PRINCIPAL INVESTMENT STRATEGIES


The Municipal Bond Fund invests primarily in    MUNICIPAL BONDS are issued by
MUNICIPAL BONDS rated INVESTMENT GRADE or       cities, counties, states and other
better with average maturities of 15-25 years.  government entities to cover
The Fund will invest:                           borrowings needs.
-  At least 80% of its assets in securities     BOND RATINGS indicate an issuer's
   whose interest is exempt from federal        financial strength and ability to
   income tax and the alternative minimum tax.  meet its debt obligations. The two
-  At least 65% of its assets in investment     main rating services are Moody's
   grade municipal bonds with a maturity of     and Standard & Poor's.
   more than one year.                          INVESTMENT GRADE securities are
The Fund may invest:                            rated by these services as follows:
                                                     MOODY'S      S&P
                                                      Aaa        AAA
                                                      Aa          AA
                                                       A          A
                                                Baa        BBB


- Up to 20% of its total assets in unrated municipal bonds, as long as they are of comparable quality to investment grade securities.


When evaluating a bond for purchase, the advisor takes into consideration, among other things, yield, maturity, any call features, credit quality (including the underlying rating of insured bonds), the purpose of the financing, the original offering price, any state or local tax exemption, and the amount of discount or premium represented by the price offered. After evaluating these features of a bond, the advisor compares the bond to the universe of other available bonds, which may have different features, and will purchase the bond if it appears to offer the best relative value.



In selecting bonds for purchase, the advisor favors long maturity bonds in essential services that offer a significant degree of protection against issuer repurchase rights prior to maturity and good value relative to their peers. In addition, the advisor considers the relative weightings of the Fund's holdings among states. The advisor may sell bonds when they become fully valued, when more attractively valued bonds become available, or to raise cash to meet shareholder redemptions. In any case, turnover among the Fund's portfolio securities will remain low, because it often takes years for attractive relative valuations to be recognized by the municipal market.


PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the Municipal Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security. The Municipal Bond Fund may experience greater volatility than a fund invested in bonds with a shorter average maturity.


This Fund may be suitable for you if you seek high current tax-exempt income and relative stability of principal.

PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Municipal Bond Fund by showing the performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Long Municipal Bond Index, a widely recognized index of municipal bonds having long maturities. As with all mutual funds, past performance is not a prediction of future results.



Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund commenced offering Class A and Class B shares. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. The performance prior to September 30, 1996 does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89      10.08%
12/31/90       6.65%
12/31/91      13.78%
12/31/92       8.75%
12/31/93      12.66%
12/31/94      -8.25%
12/31/95      21.48%
12/31/96       3.18%
12/31/97      10.17%
12/31/98       5.75%

During the 10-year period shown in the bar chart, the highest quarterly return was 8.82% for the quarter ended March 31, 1995; and the lowest return was -6.77% for the quarter ended March 31, 1994.


The performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. Performance shown for the period prior to September 30, 1996 does not reflect Rule 12b-1 fees. If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

The following table shows how the Municipal Bond Fund's Class A and Class B share performance compares to the Lehman Brothers Long Municipal Bond Index:

                                            1 year      5 years     10 years
Municipal Bond Fund*
    Class A                                     0.99%       5.05%        7.67%
    Class B                                     0.08%       5.40%        8.01%
Lehman Brothers Long Municipal Bond
Index**                                         6.90%       6.85%        9.16%

* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Without these charges, the Fund's Class A returns would have been 5.75, 6.03 and 8.17, for 1, 5 and 10 years, respectively; and the Fund's Class B returns would have been 5.08, 5.72 and 8.01, for 1, 5 and 10 years, respectively.


** The Lehman Brothers Long Municipal Bond Index is an unmanaged index comprised of municipal bonds maturing in 22 or more years. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.

FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A      Class B
                                                              -----------  -----------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       4.50%*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None         5.00%**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None         None
Redemption fee (as a percentage of amount redeemed)                 None         None
Exchange fee                                                        None         None


----------------
* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge reduces to zero after six years from purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          0.47%        0.47%
12b-1 Fees                                               0.25%        1.00%
Other Expenses                                           0.37%        0.25%
Total Annual Fund Operating Expenses                     1.09%        1.72%
Fee Waiver**                                             0.00%        0.00%
Net Expenses                                             1.09%        1.72%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.



     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.



     OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Municipal Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Municipal Bond Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                                       1 year       3 years      5 years     10 years*
                                                        -----     -----------  -----------  -----------
Class A                                               $     556    $     781    $   1,024    $   1,719
Class B
  Assuming redemption at end of period                $     675    $     842    $   1,133    $   1,641
  Assuming no redemption                              $     175    $     542    $     933    $   1,641

----------------
* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO WASHINGTON STATE MUNICIPAL BOND FUND

OBJECTIVE

The SAFECO Washington State Municipal Bond Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk. This Fund is available to Washington, California and Arizona residents.

PRINCIPAL INVESTMENT STRATEGIES


The Washington State Municipal Bond Fund        BOND RATINGS indicate an issuer's
invests at least 65% of its total assets in     financial strength and ability to
INVESTMENT GRADE MUNICIPAL BONDS issued by the  meet its debt obligations. The two
state of Washington and its agencies and        main rating services are Moody's
municipalities, with average maturities of      and Standard & Poor's.
15-25 years.                                    INVESTMENT GRADE securities are
The Fund will invest:                           rated by these services as follows:
-  At least 80% of its assets in securities          MOODY'S      S&P
   whose interest is exempt from federal              Aaa        AAA
   income tax. The Fund may invest in                 Aa          AA
   securities subject to the alternative               A          A
   minimum tax.                                       Baa        BBB
-  At least 65% of its assets in investment     MUNICIPAL BONDS are issued by
   grade municipal bonds with maturities of     cities, counties, states and other
   more than one year.                          government entities to cover
                                                borrowings needs.


- Up to 20% of its total assets in unrated municipal bonds, as long as they are of comparable quality to investment grade securities.


When evaluating a bond for purchase, the advisor takes into consideration, among other things yield, maturity, any call features, credit quality (including the underlying rating of insured bonds), the purpose of the financing, the original offering price, any state or local tax exemption, and the amount of discount or premium represented by the price offered. After evaluating these features of a bond, the advisor compares the bond to the universe of other available bonds, which may have different features, and will purchase the bond if it appears to offer the best relative value.



The advisor may sell bonds when more attractively valued bonds become available, when there are opportunities to increase the percentage of bonds in the portfolio that are protected against issuer repurchase rights, or to raise cash to meet shareholder redemptions.


PRINCIPAL RISK FACTORS


Loss of money is a risk of investing in the Washington State Municipal Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security. Although securities in the top four rating categories are considered "investment grade," Moody's considers bonds rated "Baa" to have speculative characteristics.



Because the Fund concentrates its investments in a single state, there may be greater fluctuation in the value of its securities than with mutual funds whose portfolios are more geographically diverse.

This Fund is suitable for investors seeking tax-exempt income from a portfolio of Washington bonds.


PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Washington State Municipal Bond Fund by showing how performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Long Municipal Bond Index, a widely recognized index of municipal bonds having long maturities. As with all mutual funds, past performance is not a prediction of future results.



Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund commenced offering Class A and Class B shares. The performance information in the chart belows reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. The performance prior to September 30, 1996 does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94      -8.65%
12/31/95      19.89%
12/31/96       2.97%
12/31/97       8.64%
12/31/98       5.36%

Since the Fund's inception in 1993, the highest quarterly return was 8.58% for the quarter ended March 31, 1995; and the lowest return was -7.42% for the quarter ended March 31, 1994.


The performance information in the table below reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. Performance shown for the period prior to September 30, 1996 does not reflect Rule 12b-1 fees. If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

The following table shows how the Fund's Class A and Class B share performance compares to the Lehman Brothers Long Municipal Bond Index:


                                                                 March 18, 1993
                                                                 (inception) to
                                        1 year      5 years     December 31, 1998
Washington State Municipal Bond Fund*
    Class A                                 0.62%       4.27%            5.08%
    Class B                                -0.45%       4.57%            5.50%
Lehman Brothers Long Municipal Bond
Index**                                     6.90%       6.85%            7.70%


* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Without these charges, the Fund's Class A returns would have been 5.36, 5.24 and 5.93, for 1 and 5 years and since inception, respectively; and the Fund's Class B returns would have been 4.55, 4.90 and 5.63, for 1 and 5 years and since inception, respectively.


** The Lehman Brothers Long Municipal Bond Index is an unmanaged index comprised of municipal bonds maturing in 22 or more years. The index is not limited to Washington issuers. This index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Returns and principal value vary with market conditions. When sold, shares may be worth more, or less, than their original value.

FEES AND EXPENSES


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A      Class B
                                                              -----------  -----------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       4.50%*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None         5.00%**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None         None
Redemption fee (as a percentage of amount redeemed)                 None         None
Exchange fee                                                        None         None


----------------
* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge reduces to zero after six years from purchase.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          0.50%        0.50%
12b-1 Fees                                               0.25%        1.00%
Other Expenses                                           0.87%        0.84%
Total Annual Fund Operating Expenses                     1.62%        2.34%
Fee Waiver**                                             0.47%        0.44%
Net Expenses                                             1.15%        1.90%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.



     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.



     OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Washington State Municipal Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Washington State Municipal Bond Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                                       1 year       3 years      5 years     10 years*
                                                        -----     -----------  -----------  -----------
Class A                                               $     562    $     799    $   1,054    $   1,785
Class B
  Assuming redemption at end of period                $     693    $     897    $   1,226    $   1,839
  Assuming no redemption                              $     193    $     597    $   1,026    $   1,839

----------------
* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO MONEY MARKET FUND

OBJECTIVE

The SAFECO Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high-quality money market instruments maturing in 13 months or less.

PRINCIPAL INVESTMENT STRATEGIES



The Money Market Fund will purchase only        COMMERCIAL PAPER is a short-term
high-quality securities having minimal credit   unsecured promissory note issued by
risk. The Money Market Fund will purchase only  a financial institution or large
securities with remaining maturities of 397     corporation, including funding
days or less and the Fund will maintain a       agreements issued by insurance
dollar-weighted average portfolio maturity of   companies.
no more than 90 days.                           CERTIFICATES OF DEPOSIT are
The Fund may invest in:                         receipts for deposits of funds in a
-  COMMERCIAL PAPER of both domestic and        financial institution. They permit
   foreign issues                               the holder to receive interest plus
-  Negotiable and non-negotiable CERTIFICATES   the deposit at maturity.
   OF DEPOSIT, bankers' acceptances and other   REPURCHASE AGREEMENTS are
   short-term obligations of U.S. and foreign   arrangements in which the fund buys
   banks                                        securities at one price and
-  REPURCHASE AGREEMENTS                        simultaneously agrees to sell them
-  VARIABLE AND FLOATING RATE INSTRUMENTS       back at a higher price.
-  U.S. GOVERNMENT SECURITIES                   VARIABLE AND FLOATING RATE
-  Restricted securities eligible for resale    INSTRUMENTS have interest rates
   under RULE 144A or SECTION 4(2), provided    that change periodically in order
   that the Fund's advisor has determined that  to keep their market value at par.
   such securities are liquid under guidelines  U.S. GOVERNMENT SECURITIES are
   adopted by the Fund's Board of Trustees      securities issued by the U.S.
-  CORPORATE OBLIGATIONS such as publicly       government or its agencies or
   traded bonds and notes                       instrumentalities, such as the
-  ASSET-BACKED SECURITIES                      Federal Home Loan Bank or the
-  WHEN-ISSUED SECURITIES                       Federal Land Bank.
When evaluating a security for purchase the     RULE 144A SECURITIES are securities
advisor takes into consideration, among other   which are exempt from registration
things, yield, maturity, issuer credit quality  requirements. After a minimum
and relative value compared with other          two-year waiting period, they can
alternatives.                                   be sold to qualified institutional
The advisor may sell a security if the advisor  investors, such as mutual funds.
becomes concerned about the issuer's            SECTION 4(2) SECURITIES are exempt
creditworthiness, if a more attractive          from registration requirements and
alternative is available, or to raise cash to   sold in private placements to
meet shareholder redemptions.                   qualified institutional investors,
                                                such as mutual funds.
                                                CORPORATE OBLIGATIONS are debt
                                                instruments issued by a private
                                                corporation, as distinct from those
                                                issued by a government agency or a
                                                municipality.
                                                ASSET-BACKED SECURITIES represent
                                                interests in pools of consumer
                                                loans, automobile loans, credit
                                                card loans and installment loan
                                                contracts.
                                                WHEN-ISSUED SECURITIES are
                                                securities whose terms and
                                                conditions, including price, are
                                                fixed by the issuer, but are to be
                                                issued and delivered against
                                                payment in the future -- typically
                                                30-45 days after the date of
                                                commitment.

PRINCIPAL RISK FACTORS


Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Money Market Fund's yield will fluctuate with short-term interest rates.


The Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Money Market Fund may be suitable for you if you seek maximum safety and stability of principal.

PERFORMANCE


The following bar chart and table provide some indication of the risks of investing in the Money Market Fund by showing how performance has varied from year to year and showing the Fund's performance over time. As with all mutual funds, past performance is not a prediction of future results.



Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund commenced offering Class A and Class B shares. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund for the period prior to September 30, 1996.



Total return is a measure of investment performance over a period of time. It includes dividends as well as share price gain or loss.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/31/89       9.79%
12/31/90       7.98%
12/31/91       5.74%
12/31/92       3.27%
12/31/93       2.50%
12/31/94       3.53%
12/31/95       5.28%
12/31/96       4.78%
12/31/97       4.97%
12/31/98       4.92%

During the 10-year period shown in the chart, the highest quarterly return was 3.13% for the quarter ended June 30, 1989; and the lowest return was 0.59% for the quarter ended June 30, 1993.

The performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1998

The following table shows past performance for the Fund's Class A and Class B shares:

                                                                     7-day Yield
                                                                    (period ended
                             1 year      5 years     10 years    December 31, 1998)
Money Market Fund
    Class A                      4.92%       4.69%        5.25%            4.62%
    Class B                      4.76%       4.66%        5.24%            4.27%


For updated yield information, call 1-800-463-8794.



FEES AND EXPENSES



The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                Class A     Class B
                                                              -----------  ---------
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)                                       None*       None
Maximum deferred sales charge (load) (as a percentage of the lesser of net asset value at redemption or the original
purchase amount)                                                    None        None**
Maximum sales charge (load) imposed on reinvested dividends
(as a percentage of offering price)                                 None        None
Redemption fee (as a percentage of amount redeemed)                 None        None
Exchange fee                                                        None        None


----------------

*   Shares of the Money Market Fund do not currently carry any sales load.



** A contingent deferred sales charge may apply if you redeem Money Market Fund shares that were purchased by exchange from another Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*



The expenses the Money Market Fund currently pays before distributing net investment income to shareholders are shown below. These expenses are stated as a percentage of average daily net assets. These expenses may vary during other time periods.



                                                     Class A      Class B
                                                   -----------  -----------
Management Fees                                          0.50%        0.50%
12b-1 Fees**                                             0.00%        0.00%
Other Expenses                                           0.53%        0.66%
Total Annual Fund Operating Expenses                     1.03%        1.16%
Fee Waiver***                                            0.23%        0.36%
Net Expenses                                             0.80%        0.80%


----------------

* Restated to reflect current expenses stated as a percentage of the Fund's average daily net assets. Expenses may vary during other time periods.



** The Money Market Fund does not currently pay any 12b-1 fees. Shareholders will be notified in advance by a supplement to the Prospectus in the event that the Money Market Fund establishes a Rule 12b-1 fee under its Rule 12b-1 Plan.



***  SAFECO Asset Management Company (SAM) has contractually agreed, from May 1,
    1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .30% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's advisory fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.



     MANAGEMENT FEES are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.



     OTHER EXPENSES include custody, accounting and administration expenses; transfer agency and related expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.


EXAMPLE

The following example is intended to help you compare the cost of investing in the Money Market Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Money Market Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                                                        1 year       3 years      5 years     10 years
                                                         -----     -----------  -----------  -----------
Class A                                                $      82    $     255    $     444    $     990
Class B                                                $      82    $     255    $     444    $     990


----------------

Shares of the Money Market Fund are not currently subject to any 12b-1 fees.

ADDITIONAL FUND FACTS


INVESTMENT OBJECTIVE CHANGES. In rare circumstances, a Fund may, with approval from its board of trustees, change its investment objective. If this happens, the Fund may no longer meet your investment needs. Should the board of trustees vote to change a Fund's objective, you will be notified in writing at least 30 days prior to the change.


TEMPORARY DEFENSIVE STRATEGIES. From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment policies, in an attempt to respond to adverse market, economic, political or other conditions. For temporary defensive strategies, a Fund may hold cash or invest in high quality, short-term securities issued by an agency or instrumentality of the U.S. Government, high quality commercial paper, certificates of deposit, shares of no-load, open-end money market funds or repurchase agreements. A Fund taking a temporary defensive position may not achieve its investment objective in the short run.


UNDERSTANDING HOW A FUND INVESTS ITS ASSETS

This prospectus describes some of the Funds' investment policies and strategies. The Statement of Additional Information includes additional information concerning the Funds' additional investment policies and strategies. Percentage limits placed on particular investments may be exceeded if, after the initial investment, market movements cause asset values to change.

GENERAL RISKS OF ALL FUNDS

MARKET RISK. All securities transactions involve market risk. The major risk associated with mutual funds is that the securities in the portfolio may decline in value, causing your investment to be worth less than when you bought it. Investing in mutual fund shares is therefore not the same as making a bank deposit, and your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK. All bond funds are subject to interest rate risk. The principal value of all SAFECO Bond Funds (except the Money Market Fund) will fluctuate inversely with changes in interest rates. Generally, when market interest rates rise the price of the Funds' debt securities will fall and when market interest rates fall the price of the Funds' debt securities will rise.

YEAR 2000 ISSUES. The common practice in computer programming of using two digits to identify a year has resulted in what is referred to as the "Year 2000 problem." If not corrected, automated systems could misinterpret or fail to process dates occurring after December 31, 1999. The Funds may be adversely affected if the computer systems used by their primary service providers do not properly process date-related information. SAM, the Funds' investment advisor, SAFECO Services Corporation (SAFECO Services), the Funds' transfer and paying agent, and SAFECO Securities, Inc. (SAFECO Securities), the Funds' underwriter and distributor, are taking steps they believe are reasonably designed to address the Year 2000 problem with respect to the computer systems that each of them uses, and to obtain satisfactory assurances that each of the Funds' other major service providers are taking similar steps to correct programming for systems with which the Funds interact.


In addition, SAM, SAFECO Services and SAFECO Securities are developing contingency plans intended to assure that they can quickly respond to unexpected systems failures or can implement alternate solutions. It is not anticipated that the Funds will incur any charges or that there will be any difficulties in accurate and timely reporting resulting in the change in year from 1999 to 2000. However, despite the efforts and plans of the Funds' service providers, computer systems that are non-compliant could have a material adverse effect on the Funds' business, operations or financial condition. In addition, securities prices, and therefore the value of the assets held by the Funds, may also be adversely affected if the companies or governmental units or agencies whose securities are held by the Funds do not properly process such date-related information. The risk is greater for foreign securities because foreign countries are not as far along as the United States is in addressing the Year 2000 problem.

MANAGEMENT



SAFECO Asset Management Company (SAM) is the investment advisor for each Fund, providing investment research, advice and supervision in the ongoing management of the portfolio. Based on each Fund's investment objective and policies, SAM determines what securities the Fund will purchase, retain or sell and implements those decisions. Each Fund pays SAM an annual advisory fee based on a percentage of that Fund's average daily net assets, calculated each business day and paid monthly. The Funds paid SAM advisory and administrative fees at the following rates, as a percentage of average daily net assets, for the year ended December 31, 1998:


Growth                                                      .52%
Equity                                                      .50%
Income                                                      .63%
Northwest                                                   .75%
International Stock                                        1.10%
Balanced                                                    .75%
Small Company Stock                                         .85%
U.S. Value                                                  .75%
Intermediate-Term U.S. Treasury                             .55%
High-Yield Bond                                             .65%
Managed Bond                                                .50%
California Tax-Free Income                                  .55%
Municipal Bond                                              .42%
Washington State Municipal Bond                             .65%
Money Market                                                .50%

SAM is a wholly owned subsidiary of SAFECO Corporation, which is located at SAFECO Plaza, Seattle, WA 98185. SAM is located at Two Union Square, 25th Floor, Seattle, Washington 98101.

The Bank of Ireland Asset Management (U.S.) Limited (the "Sub-Advisor") acts as an investment sub-advisor to the International Stock Fund. The Sub-Advisor is a direct, wholly owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm), which is headquartered in Dublin, Ireland, and an indirect, wholly owned subsidiary of the Bank of Ireland, which is also headquartered in Dublin, Ireland. For the year ended December 31, 1998, SAM paid the Sub-Advisor sub-advisory fees of .60% of the average daily net assets of the International Stock Fund.

PORTFOLIO MANAGERS


GROWTH FUND

The Growth Fund is managed by Thomas M. Maguire, Vice President of SAM. Mr. Maguire has served as portfolio manager since 1989.

EQUITY FUND

The Equity Fund is managed by Richard D. Meagley, Vice President of SAM. Mr. Meagley has been managing the Fund since 1995. For two years before that, he served as portfolio manager and analyst for Kennedy Associates, Inc., an investment advisory firm located in Seattle, Washington. From 1991 to 1992, he was an Assistant Vice President of SAM and portfolio manager of the SAFECO Northwest Fund.

INCOME FUND

The Income Fund is managed by Thomas E. Rath, Vice President of SAM. Mr. Rath has served as portfolio manager since 1994. For two years prior to joining SAM, he was a principal and portfolio manager for Meridian Capital Management, Inc., located in Seattle, Washington. From 1987 to 1992, he was a portfolio manager and securities analyst for First Interstate Bank of Washington, located in Seattle, Washington. From 1983 to 1987, he was a securities analyst for SAFECO Corporation.

NORTHWEST FUND

The Northwest Fund is managed by Bill Whitlow, Vice President of SAM. Mr. Whitlow began managing the Fund in April 1997. From 1990 to 1997, he was a principal and director of research for the brokerage firm Pacific Crest Securities in Seattle, Washington.

INTERNATIONAL STOCK FUND

The International Stock Fund is managed by a committee of portfolio managers at the Sub-Advisor. All investment decisions are made by this committee and no single person is primarily responsible for making recommendations to the committee.

BALANCED FUND


The Balanced Fund is managed by three individuals. The equity portion is co-managed by Rex L. Bentley, Vice President of SAM and Lynette D. Sagvold, Assistant Vice President of SAM. Mr. Bentley and Ms. Sagvold have been managing the Fund since 1996. From 1990 to 1995, Mr. Bentley was Vice President and Investment Counsel at the investment advisory firm of Badgley, Phelps and Bell Investment Counsel, Inc. From 1993 to 1995, Ms. Sagvold was a portfolio manager and analyst for First Interstate Bank of Washington. From 1985 to 1993, she was a portfolio manager and analyst for Key Trust Company.



The debt security portion is managed by Michael Hughes, Assistant Vice President of SAM. Mr. Hughes has been managing the debt security portion of the Fund since 1997. From 1995 to 1996, he was Vice President and a portfolio manager for First Interstate Capital Management Company. From 1988 to 1995, he was Vice President and a portfolio manager for First Interstate Bank of California.


SMALL COMPANY STOCK FUND

The Small Company Stock Fund is managed by Greg Eisen, Assistant Vice President of SAM. Mr. Eisen has been managing the Fund since its inception in 1996. From 1992 to 1996, he served as an investment analyst for SAM. From 1986 to 1992, he was a financial analyst for SAFECO Insurance Companies.

U.S. VALUE FUND


The U.S. Value Fund is co-managed by Rex L. Bentley, Vice President of SAM, and Lynette D. Sagvold, Assistant Vice President of SAM. Mr. Bentley and Ms. Sagvold have been managing the U.S. Value Fund since its inception in 1996. From 1990 to 1995, Mr. Bentley was Vice President and Investment Counsel at the investment advisory firm of Badgley, Phelps and Bell Investment Counsel, Inc. From 1993 to 1995, Ms. Sagvold was a portfolio manager and analyst for First Interstate Bank of Washington. From 1985 to 1993, she was a portfolio manager and analyst for Key Trust Company.


INTERMEDIATE-TERM U.S. TREASURY FUND

The Intermediate-Term U.S. Treasury Fund is managed by Ronald L. Spaulding, Chairman of the Board of SAM. Mr. Spaulding has been managing the Fund since 1988. He has served in various capacities with SAM and SAFECO Corporation since 1975.

HIGH-YIELD BOND FUND

The High-Yield Bond Fund is managed by Robert Kern, Assistant Vice President of SAM. Mr. Kern has been managing the Fund since 1996. He has been a securities analyst for SAM since 1994 and from 1988 to 1994 was employed in the Controller's Department at SAFECO Corporation.

MANAGED BOND FUND

The Managed Bond Fund is managed by Michael Hughes, Assistant Vice President of SAM. Mr. Hughes has been managing the Fund since 1997. From 1995 to 1996 he was Vice President and a portfolio manager for First Interstate Capital Management Company, and from 1988 to 1995 he was Vice President and portfolio manager for First Interstate Bank of California.

CALIFORNIA TAX-FREE INCOME FUND

The California Tax-Free Income Fund is managed by Stephen C. Bauer, President and Director of SAM. Mr. Bauer has been managing the SAFECO California Tax-Free Income Fund since 1983.

MUNICIPAL BOND FUND

The Municipal Bond Fund is managed by Stephen C. Bauer, President and Director of SAM. Mr. Bauer has been managing the SAFECO Municipal Bond Fund since 1981.

WASHINGTON STATE MUNICIPAL BOND FUND

The Washington Municipal Bond Fund is managed by Beverly Denny, Assistant Vice President of SAM. Ms. Denny has been managing the Fund since 1996. From 1991 to 1993 she was Marketing Director for SAFECO Mutual Funds, and she has been an investment analyst with SAM since 1993.

MONEY MARKET FUND

The Money Market Fund is managed by Naomi Urata, Assistant Vice President of SAM. Ms. Urata has managed the Fund since 1994. Ms. Urata has been an investment analyst for SAFECO Mutual Funds since 1993. From 1990 to 1992 she was Cash Manager for The Seattle Times.

FINANCIAL HIGHLIGHTS



The Financial Highlights tables are intended to help you understand the Funds' financial performance for the past five years (or, if shorter, since commencement of operations). Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are are incorporated by reference in the Statement of Additional Information which is available upon request.


SAFECO GROWTH FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)


                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   22.39     $   16.97         $    15.45

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income (Loss)                  (0.05)        (0.02)             (0.02)

  Net Realized and Unrealized Gain on
    Investments                                  1.05          8.44               1.77
                                            ---------     ---------              -----
     Total from Investment Operations            1.00          8.42               1.75

LESS DISTRIBUTIONS

  Dividends from Net Investment Income             --            --                 --

  Distributions from Realized Gains             (0.73)        (3.00)             (0.23)
                                            ---------     ---------              -----
     Total Distributions                        (0.73)        (3.00)             (0.23)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   22.66     $   22.39         $    16.97
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   4.47%        49.61%             11.35%*

NET ASSETS AT END OF PERIOD (000'S)           $33,712        $4,076               $187

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.00%         1.06%              1.12%**

RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                           (0.40%)       (0.33%)            (0.58%)**

PORTFOLIO TURNOVER RATE                        54.58%        82.57%             82.93%**


*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO GROWTH FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   22.19     $   16.94         $    15.45

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income (Loss)                  (0.15)        (0.08)             (0.05)

  Net Realized and Unrealized Gain on
    Investments                                  0.90          8.33               1.77
                                            ---------     ---------              -----
     Total from Investment Operations            0.75          8.25               1.72

LESS DISTRIBUTIONS

  Dividends from Net Investment Income             --            --                 --

  Distributions from Realized Gains             (0.73)        (3.00)             (0.23)
                                            ---------     ---------              -----
     Total Distributions                        (0.73)        (3.00)             (0.23)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   22.21     $   22.19         $    16.94
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   3.38%        48.70%             11.15%*

NET ASSETS AT END OF PERIOD (000'S)           $15,569        $1,402               $116

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.91%         1.88%              1.87%**

RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                           (1.28%)       (1.16%)            (1.38%)**

PORTFOLIO TURNOVER RATE                        54.58%        82.57%             82.93%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO EQUITY FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   19.55     $   16.62         $    15.85

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.18          0.14               0.04

  Net Realized and Unrealized Gain on
    Investments                                  4.65          3.77               1.35
                                            ---------     ---------              -----
     Total from Investment Operations            4.83          3.91               1.39

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.18)        (0.14)             (0.04)

  Distributions from Realized Gains             (0.93)        (0.84)             (0.58)
                                            ---------     ---------              -----
     Total Distributions                        (1.11)        (0.98)             (0.62)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   23.27     $   19.55         $    16.62
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                  24.77%        23.56%              8.78%*

NET ASSETS AT END OF PERIOD (000'S)           $50,354        $7,247             $2,894

RATIO OF EXPENSES TO AVERAGE NET ASSETS         0.88%         1.24%              0.97%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            0.89%         0.74%              1.38%**

PORTFOLIO TURNOVER RATE                        32.94%        34.26%             59.34%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO EQUITY FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   19.55     $   16.60         $    15.85

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income (Loss)                  (0.03)         0.02               0.02

  Net Realized and Unrealized Gain on
    Investments                                  4.56          3.79               1.33
                                            ---------     ---------              -----
     Total from Investment Operations            4.53          3.81               1.35

LESS DISTRIBUTIONS

  Dividends from Net Investment Income             --         (0.02)             (0.02)

  Distributions from Realized Gains             (0.93)        (0.84)             (0.58)
                                            ---------     ---------              -----
     Total Distributions                        (0.93)        (0.86)             (0.60)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   23.15     $   19.55         $    16.60
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                  23.16%        22.93%              8.50%*

NET ASSETS AT END OF PERIOD (000'S)           $17,232        $3,565               $355

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.94%         1.81%              1.75%**

RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                           (0.21%)        0.12%              0.51%**

PORTFOLIO TURNOVER RATE                        32.94%        34.26%             59.34%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO INCOME FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   24.02     $   21.15         $    20.03

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.48          0.51               0.12

  Net Realized and Unrealized Gain on
    Investments                                  0.81          4.98               1.65
                                            ---------     ---------              -----
     Total from Investment Operations            1.29          5.49               1.77

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.48)        (0.51)             (0.12)

  Distributions from Realized Gains             (1.28)        (2.11)             (0.53)
                                            ---------     ---------              -----
     Total Distributions                        (1.76)        (2.62)             (0.65)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   23.55     $   24.02         $    21.15
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   5.38%        26.15%              8.85%*

NET ASSETS AT END OF PERIOD (000'S)            $2,073          $742               $193

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.34%         1.14%              1.03%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            2.16%         2.50%              2.66%**

PORTFOLIO TURNOVER RATE                        46.14%        52.14%             37.84%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO INCOME FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   23.95     $   21.12         $    20.03

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.30          0.38               0.10

  Net Realized and Unrealized Gain on
    Investments                                  0.90          4.94               1.62
                                            ---------     ---------              -----
     Total from Investment Operations            1.20          5.32               1.72

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.30)        (0.38)             (0.10)

  Distributions from Realized Gains             (1.28)        (2.11)             (0.53)
                                            ---------     ---------              -----
     Total Distributions                        (1.58)        (2.49)             (0.63)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   23.57     $   23.95         $    21.12
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   5.03%        25.35%              8.60%*

NET ASSETS AT END OF PERIOD (000'S)            $2,176          $798               $112

RATIO OF EXPENSES TO AVERAGE NET ASSETS         2.08%         1.83%              1.79%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            1.45%         1.79%              1.99%**

PORTFOLIO TURNOVER RATE                        46.14%        52.14%             37.84%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO NORTHWEST FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)


                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   17.25     $   14.06         $    13.78

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income (Loss)                  (0.16)        (0.06)             (0.01)

  Net Realized and Unrealized Gain on
    Investments                                  0.66          4.39               0.29
                                            ---------     ---------              -----
     Total from Investment Operations            0.50          4.33               0.28

LESS DISTRIBUTIONS

  Dividends from Net Investment Income             --            --                 --

  Distributions from Realized Gains             (0.19)        (1.14)                --
                                            ---------     ---------              -----
     Total Distributions                        (0.19)        (1.14)                --
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   17.56     $   17.25         $    14.06
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   2.87%        30.79%              2.03%*

NET ASSETS AT END OF PERIOD (000'S)            $2,208        $1,354               $369

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.70%         1.42%              1.40%**

RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                           (1.06%)       (0.61%)            (0.39%)**

PORTFOLIO TURNOVER RATE                        50.40%        55.42%             67.32%**


*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO NORTHWEST FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   17.09     $   14.03         $    13.78

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income (Loss)                  (0.23)        (0.10)             (0.03)

  Net Realized and Unrealized Gain on
    Investments                                  0.64          4.30               0.28
                                            ---------     ---------              -----
     Total from Investment Operations            0.41          4.20               0.25

LESS DISTRIBUTIONS

  Dividends from Net Investment Income             --            --                 --

  Distributions from Realized Gains             (0.19)        (1.14)                --
                                            ---------     ---------              -----
     Total Distributions                        (0.19)        (1.14)                --
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   17.31     $   17.09         $    14.03
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   2.37%        29.93%              1.81%*

NET ASSETS AT END OF PERIOD (000'S)            $2,603        $1,204               $232

RATIO OF EXPENSES TO AVERAGE NET ASSETS         2.30%         2.09%              2.18%**

RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                           (1.66%)       (1.30%)            (1.19%)**

PORTFOLIO TURNOVER RATE                        50.40%        55.42%             67.32%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO INTERNATIONAL STOCK FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)



                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   11.55     $   11.29         $    10.39

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income (Loss)                  (0.02)         0.20                 --

  Net Realized and Unrealized Gain on
    Investments and Foreign Currency
    Transactions                                 1.60          0.29               0.95
                                            ---------     ---------              -----
     Total from Investment Operations            1.58          0.49               0.95

LESS DISTRIBUTIONS

  Dividends from Net Investment Income             --         (0.21)             (0.05)

  Distributions from Realized Gains                --         (0.02)                --
                                            ---------     ---------              -----
     Total Distributions                           --         (0.23)             (0.05)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   13.13     $   11.55         $    11.29
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                  13.68%         4.30%              9.19%*

NET ASSETS AT END OF PERIOD (000'S)              $629          $295               $154

RATIO OF EXPENSES TO AVERAGE NET
  ASSETS++                                      2.14%         1.87%              1.41%**

RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                           (0.47%)        0.26%             (0.23%)**

PORTFOLIO TURNOVER RATE                        25.62%        22.13%             18.51%**


*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

++ Net of reimbursements by advisor. Absent the reimbursements, the ratio of expenses to average net assets would have been 2.31%, 2.13% and 1.72% for the year or period ended December 31, 1998, 1997 and 1996, respectively.

SAFECO INTERNATIONAL STOCK FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)


                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   11.53     $   11.28         $    10.39

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                         (0.11)         0.18                 --

  Net Realized and Unrealized Gain on
    Investments and Foreign Currency
    Transactions                                 1.57          0.22               0.93
                                            ---------     ---------              -----
     Total from Investment Operations            1.46          0.40               0.93

LESS DISTRIBUTIONS

  Dividends from Net Investment Income             --         (0.13)             (0.04)

  Distributions from Realized Gains                --         (0.02)                --
                                            ---------     ---------              -----
     Total Distributions                           --         (0.15)             (0.04)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   12.99     $   11.53         $    11.28
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                  12.66%         3.48%              8.96%*

NET ASSETS AT END OF PERIOD (000'S)              $777          $331               $112

RATIO OF EXPENSES TO AVERAGE NET
  ASSETS++                                      3.02%         2.64%              2.17%**

RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                           (1.33%)        0.51%             (1.15%)**

PORTFOLIO TURNOVER RATE                        25.62%        22.13%             18.51%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

++ Net of reimbursements by advisor. Absent the reimbursements, the ratio of expenses to average net assets would have been 3.19%, 2.90% and 2.47% for the year or period ended December 31, 1998, 1997 and 1996, respectively.

SAFECO BALANCED FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   11.60     $   10.69         $    10.38

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.25          0.28               0.09

  Net Realized and Unrealized Gain on
    Investments                                  1.14          1.45               0.44
                                            ---------     ---------              -----
     Total from Investment Operations            1.39          1.73               0.53

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.25)        (0.28)             (0.09)

  Distributions from Realized Gains             (0.51)        (0.54)             (0.13)
                                            ---------     ---------              -----
     Total Distributions                        (0.76)        (0.82)             (0.22)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   12.23     $   11.60         $    10.69
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                  12.06%        16.29%              5.07%*

NET ASSETS AT END OF PERIOD (000'S)              $893          $205               $110

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.67%         1.52%              1.35%++**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            2.23%         2.55%              3.01%**

PORTFOLIO TURNOVER RATE                        74.76%       101.22%             36.10%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

++ Net of reimbursements by advisor. Absent the reimbursements, the annualized ratio of expenses to average net assets would have been 1.70%.

SAFECO BALANCED FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   11.60     $   10.70         $    10.38

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.15          0.18               0.06

  Net Realized and Unrealized Gain on
    Investments                                  1.15          1.44               0.45
                                            ---------     ---------              -----
     Total from Investment Operations            1.30          1.62               0.51

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.15)        (0.18)             (0.06)

  Distributions from Realized Gains             (0.51)        (0.54)             (0.13)
                                            ---------     ---------              -----
     Total Distributions                        (0.66)        (0.72)             (0.19)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   12.24     $   11.60         $    10.70
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                  11.30%        15.21%              4.85%*

NET ASSETS AT END OF PERIOD (000'S)            $2,056          $331               $115

RATIO OF EXPENSES TO AVERAGE NET ASSETS         2.34%         2.28%              2.11%++**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            1.55%         1.78%              2.23%**

PORTFOLIO TURNOVER RATE                        74.76%       101.22%             36.10%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

++ Net of reimbursements by advisor. Absent the reimbursements, the annualized ratio of expenses to average net assets would have been 2.46%.

SAFECO SMALL COMPANY STOCK FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)



                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   14.21     $   11.81         $    11.51

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income (Loss)                  (0.08)        (0.06)             (0.01)

  Net Realized and Unrealized Gain
    (Loss) on Investments                       (3.04)         2.80               0.31
                                            ---------     ---------              -----
     Total from Investment Operations           (3.12)         2.74               0.30

LESS DISTRIBUTIONS

  Dividends from Net Investment Income             --            --                 --

  Distributions from Realized Gains                --         (0.34)                --
                                            ---------     ---------              -----
     Total Distributions                           --         (0.34)                --
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   11.09     $   14.21         $    11.81
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                 (21.96%)       23.21%              2.61%*

NET ASSETS AT END OF PERIOD (000'S)            $1,220          $271               $135

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.66%         1.52%              1.42%++**

RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                           (0.99%)       (0.60%)            (0.50%)**

PORTFOLIO TURNOVER RATE                        90.23%        60.81%             73.47%**


*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

++ Net of reimbursements by advisor. Absent the reimbursements, the annualized ratio of expenses to average net assets would have been 1.62%.

SAFECO SMALL COMPANY STOCK FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)


                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   14.07     $   11.79         $    11.51

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income (Loss)                  (0.15)        (0.10)             (0.04)

  Net Realized and Unrealized Gain
    (Loss) on Investments                       (3.04)         2.72               0.32
                                            ---------     ---------              -----
     Total from Investment Operations           (3.19)         2.62               0.28

LESS DISTRIBUTIONS

  Dividends from Net Investment Income             --            --                 --

  Distributions from Realized Gains                --         (0.34)                --
                                            ---------     ---------              -----
     Total Distributions                           --         (0.34)                --
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   10.88     $   14.07         $    11.79
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                 (22.67%)       22.23%              2.43%*

NET ASSETS AT END OF PERIOD (000'S)            $1,034          $396               $103

RATIO OF EXPENSES TO AVERAGE NET ASSETS         2.64%         2.29%              2.18%++**

RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                           (1.91%)       (1.35%)            (1.28%)**

PORTFOLIO TURNOVER RATE                        90.23%        60.81%             73.47%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

++ Net of reimbursements by advisor. Absent the reimbursements, the annualized ratio of expenses to average net assets would have been 2.41%.

SAFECO U.S. VALUE FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                              FOR THE     APRIL 30, 1997
                                                 YEAR   (COMMENCEMENT OF
                                                ENDED        OPERATIONS)
                                             DECEMBER
                                                   31     TO DECEMBER 31
                                            ----------------------------
                                                 1998               1997
------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   11.18         $    10.00

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.05               0.08

  Net Realized and Unrealized Gain on
    Investments                                  1.27               1.65
                                            ---------              -----
     Total from Investment Operations            1.32               1.73

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.05)             (0.08)

  Distributions from Realized Gains             (0.52)             (0.47)
                                            ---------              -----
     Total Distributions                        (0.57)             (0.55)
                                            ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   11.93         $    11.18
                                            ---------              -----
                                            ---------              -----
TOTAL RETURN+                                  11.79%             17.24%*

NET ASSETS AT END OF PERIOD (000'S)              $210               $133

RATIO OF EXPENSES TO AVERAGE NET ASSETS         2.07%              1.48%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            0.18%              1.03%**

PORTFOLIO TURNOVER RATE                        55.15%             36.37%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO U.S. VALUE FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)


                                              FOR THE     APRIL 30, 1997
                                                 YEAR   (COMMENCEMENT OF
                                                ENDED        OPERATIONS)
                                             DECEMBER
                                                   31     TO DECEMBER 31
                                            ----------------------------
                                                 1998               1997
------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   11.18         $    10.00

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income (Loss)                  (0.03)              0.02

  Net Realized and Unrealized Gain on
    Investments                                  1.28               1.65
                                            ---------              -----
     Total from Investment Operations            1.25               1.67

LESS DISTRIBUTIONS

  Dividends from Net Investment Income             --              (0.02)

  Distributions from Realized Gains             (0.52)             (0.47)
                                            ---------              -----
     Total Distributions                        (0.52)             (0.49)
                                            ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   11.91         $    11.18
                                            ---------              -----
                                            ---------              -----
TOTAL RETURN+                                  11.18%             16.63%*

NET ASSETS AT END OF PERIOD (000'S)              $628               $221

RATIO OF EXPENSES TO AVERAGE NET ASSETS         2.59%              2.29%**

RATIO OF NET INVESTMENT INCOME (LOSS) TO
  AVERAGE NET ASSETS                           (0.35%)             0.20%**

PORTFOLIO TURNOVER RATE                        55.15%             36.37%**


*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   10.35     $   10.11         $    10.10

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.52          0.55               0.15

  Net Realized and Unrealized Gain on
    Investments                                  0.40          0.24               0.01
                                            ---------     ---------              -----
     Total from Investment Operations            0.92          0.79               0.16

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.52)        (0.55)             (0.15)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   10.75     $   10.35         $    10.11
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   9.08%         8.03%              1.63%*

NET ASSETS AT END OF PERIOD (000'S)              $833          $365               $704

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.40%         1.32%              1.07%**++

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            4.84%         5.36%              6.07%**

PORTFOLIO TURNOVER RATE                         2.83%        82.36%            125.42%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

++ Net of reimbursements by advisor. Absent the reimbursements, the annualized ratio of expenses to average net assets for the period ended December 31, 1996 would have been 1.30%.

SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   10.35     $   10.12         $    10.10

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.45          0.48               0.14

  Net Realized and Unrealized Gain on
    Investments                                  0.39          0.23               0.02
                                            ---------     ---------              -----
     Total from Investment Operations            0.84          0.71               0.16

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.45)        (0.48)             (0.14)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   10.74     $   10.35         $    10.12
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   8.30%         7.27%              1.55%*

NET ASSETS AT END OF PERIOD (000'S)              $788          $432               $223

RATIO OF EXPENSES TO AVERAGE NET ASSETS         2.00%         1.87%              1.72%**++

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            4.28%         4.78%              5.35%**

PORTFOLIO TURNOVER RATE                         2.83%        82.36%            125.42%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

++ Net of reimbursements by advisor. Absent the reimbursements, the annualized ratio of expenses to average net assets for the period ended December 31, 1996 would have been 1.95%.

SAFECO HIGH-YIELD BOND FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                              FOR THE
                                                 YEAR       ELEVEN-MONTH
                                                ENDED       PERIOD ENDED
                                             DECEMBER
                                                   31      DECEMBER 31++
                                            ----------------------------
                                                 1998               1997
------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $    9.12         $     8.83

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.72               0.69

  Net Realized and Unrealized Gain
    (Loss) on Investments                       (0.34)              0.29
                                            ---------              -----
     Total from Investment Operations            0.38               0.98

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.72)             (0.69)
                                            ---------              -----
NET ASSET VALUE AT END OF PERIOD            $    8.78         $     9.12
                                            ---------              -----
                                            ---------              -----
TOTAL RETURN+                                   4.32%             12.49%*

NET ASSETS AT END OF PERIOD (000'S)            $2,964               $259

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.12%              1.10%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            8.11%              7.65%**

PORTFOLIO TURNOVER RATE                        64.22%             85.06%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

++ For the period from January 31, 1997 (initial issue date of Class A and Class B shares) through December 31, 1997.

SAFECO HIGH-YIELD BOND FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                              FOR THE
                                                 YEAR            FOR THE
                                                ENDED         YEAR ENDED
                                             DECEMBER
                                                   31      DECEMBER 31++
                                            ----------------------------
                                                 1998               1997
------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $    9.12         $     8.83

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.64               0.63

  Net Realized and Unrealized Gain
    (Loss) on Investments                       (0.34)              0.29
                                            ---------              -----
     Total from Investment Operations            0.30               0.92

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.64)             (0.63)
                                            ---------              -----
NET ASSET VALUE AT END OF PERIOD            $    8.78         $     9.12
                                            ---------              -----
                                            ---------              -----
TOTAL RETURN+                                   3.39%             11.77%*

NET ASSETS AT END OF PERIOD (000'S)            $1,381               $355

RATIO OF EXPENSES TO AVERAGE NET ASSETS         2.06%              1.81%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            7.15%              6.87%**

PORTFOLIO TURNOVER RATE                        64.22%             85.06%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

++ For the period from January 31, 1997 (initial issue date of Class A and Class B shares) through December 31, 1997.

SAFECO MANAGED BOND FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $    8.60     $    8.35         $     8.35

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.37          0.39               0.11

  Net Realized and Unrealized Gain on
    Investments                                  0.30          0.25                 --
                                            ---------     ---------              -----
     Total from Investment Operations            0.67          0.64               0.11

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.37)        (0.39)             (0.11)

  Distributions from Realized Gains             (0.25)           --                 --
                                            ---------     ---------              -----
     Total Distributions                        (0.62)        (0.39)             (0.11)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $    8.65     $    8.60         $     8.35
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   7.87%         7.78%              1.34%*

NET ASSETS AT END OF PERIOD (000'S)              $295          $146               $140

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.86%         1.45%              1.30%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            4.09%         4.68%              5.22%**

PORTFOLIO TURNOVER RATE                       132.76%       176.50%            136.29%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO MANAGED BOND FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $    8.60     $    8.35         $     8.35

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.28          0.32               0.09

  Net Realized and Unrealized Gain on
    Investments                                  0.29          0.25                 --
                                            ---------     ---------              -----
     Total from Investment Operations            0.57          0.57               0.09

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.28)        (0.32)             (0.09)

  Distributions from Realized Gains             (0.25)           --                 --
                                            ---------     ---------              -----
     Total Distributions                        (0.53)        (0.32)             (0.09)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $    8.64     $    8.60         $     8.35
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   6.67%         6.91%              1.15%*

NET ASSETS AT END OF PERIOD (000'S)              $523          $120               $100

RATIO OF EXPENSES TO AVERAGE NET ASSETS         2.89%         2.23%              2.07%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            3.07%         3.79%              4.45%**

PORTFOLIO TURNOVER RATE                       132.76%       176.50%            136.29%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO CALIFORNIA TAX-FREE INCOME FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   12.94     $   12.23         $    12.07

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.55          0.58               0.15

  Net Realized and Unrealized Gain on
    Investments                                  0.17          0.76               0.19
                                            ---------     ---------              -----
     Total from Investment Operations            0.72          1.34               0.34

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.55)        (0.58)             (0.15)

  Distributions from Realized Gains             (0.37)        (0.05)             (0.03)
                                            ---------     ---------              -----
     Total Distributions                        (0.92)        (0.63)             (0.18)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   12.74     $   12.94         $    12.23
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   5.73%        11.29%              2.83%*

NET ASSETS AT END OF PERIOD (000'S)              $678          $460               $122

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.04%         0.91%              0.89%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            4.25%         4.52%              4.84%**

PORTFOLIO TURNOVER RATE                        38.78%         9.83%             10.52%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO CALIFORNIA TAX-FREE INCOME FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   12.93     $   12.22         $    12.07

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.46          0.48               0.12

  Net Realized and Unrealized Gain on
    Investments                                  0.17          0.76               0.18
                                            ---------     ---------              -----
     Total from Investment Operations            0.63          1.24               0.30

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.46)        (0.48)             (0.12)

  Distributions from Realized Gains             (0.37)        (0.05)             (0.03)
                                            ---------     ---------              -----
     Total Distributions                        (0.83)        (0.53)             (0.15)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   12.73     $   12.93         $    12.22
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   4.98%        10.46%              2.56%*

NET ASSETS AT END OF PERIOD (000'S)              $927          $501               $101

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.76%         1.63%              1.64%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            3.45%         3.71%              4.08%**

PORTFOLIO TURNOVER RATE                        38.78%         9.83%             10.52%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO MUNICIPAL BOND FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   14.53     $   13.99         $    13.82

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.66          0.68               0.18

  Net Realized and Unrealized Gain on
    Investments                                  0.16          0.70               0.17
                                            ---------     ---------              -----
     Total from Investment Operations            0.82          1.38               0.35

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.66)        (0.68)             (0.18)

  Distributions from Realized Gains             (0.24)        (0.16)                --
                                            ---------     ---------              -----
     Total Distributions                        (0.90)        (0.84)             (0.18)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   14.45     $   14.53         $    13.99
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   5.75%        10.17%              2.52%*

NET ASSETS AT END OF PERIOD (000'S)              $946          $390               $311

RATIO OF EXPENSES TO AVERAGE NET ASSETS         0.98%         0.95%              0.82%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            4.51%         4.86%              5.04%**

PORTFOLIO TURNOVER RATE                        20.80%        13.52%              6.66%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO MUNICIPAL BOND FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   14.52     $   13.98         $    13.82

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.57          0.60               0.15

  Net Realized and Unrealized Gain on
    Investments                                  0.15          0.70               0.16
                                            ---------     ---------              -----
     Total from Investment Operations            0.72          1.30               0.31

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.57)        (0.60)             (0.15)

  Distributions from Realized Gains             (0.24)        (0.16)                --
                                            ---------     ---------              -----
     Total Distributions                        (0.81)        (0.76)             (0.15)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   14.43     $   14.52         $    13.98
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   5.08%         9.56%              2.27%*

NET ASSETS AT END OF PERIOD (000'S)            $1,375          $502               $112

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.61%         1.53%              1.50%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            3.89%         4.22%              4.42%**

PORTFOLIO TURNOVER RATE                        20.80%        13.52%              6.66%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO WASHINGTON STATE MUNICIPAL BOND FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)


                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   10.95     $   10.53         $    10.45

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.42          0.46               0.12

  Net Realized and Unrealized Gain on
    Investments                                  0.16          0.42               0.09
                                            ---------     ---------              -----
     Total from Investment Operations            0.58          0.88               0.21

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.42)        (0.46)             (0.12)

  Distributions from Realized Gains             (0.32)           --              (0.01)
                                            ---------     ---------              -----
     Total Distributions                        (0.74)        (0.46)             (0.13)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   10.79     $   10.95         $    10.53
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   5.36%         8.64%              1.94%*

NET ASSETS AT END OF PERIOD (000'S)              $209          $360               $336

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.67%         1.32%              1.31%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            3.88%         4.39%              4.49%**

PORTFOLIO TURNOVER RATE                        33.18%        11.67%             15.96%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO WASHINGTON STATE MUNICIPAL BOND FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $   10.97     $   10.55         $    10.45

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.34          0.38               0.10

  Net Realized and Unrealized Gain on
    Investments                                  0.15          0.42               0.11
                                            ---------     ---------              -----
     Total from Investment Operations            0.49          0.80               0.21

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.34)        (0.38)             (0.10)

  Distributions from Realized Gains             (0.32)           --              (0.01)
                                            ---------     ---------              -----
     Total Distributions                        (0.66)        (0.38)             (0.11)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $   10.80     $   10.97         $    10.55
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN+                                   4.55%         7.75%              1.94%*

NET ASSETS AT END OF PERIOD (000'S)              $246          $239               $211

RATIO OF EXPENSES TO AVERAGE NET ASSETS         2.39%         2.13%              2.06%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            3.13%         3.58%              3.71%**

PORTFOLIO TURNOVER RATE                        33.18%        11.67%             15.96%**

*    Not annualized.

**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO MONEY MARKET FUND
(FOR A CLASS A SHARE OUTSTANDING
THROUGHOUT THE PERIOD)


                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $    1.00     $    1.00         $     1.00

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.05          0.05               0.01

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.05)        (0.05)             (0.01)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $    1.00     $    1.00         $     1.00
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN                                    4.92%         4.97%              1.21%*

NET ASSETS AT END OF PERIOD (000'S)            $2,186          $537               $295

RATIO OF EXPENSES TO AVERAGE NET ASSETS         0.92%         0.72%              0.55%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            4.87%         4.91%              5.01%**


*    Not annualized.

**   Annualized.

SAFECO MONEY MARKET FUND
(FOR A CLASS B SHARE OUTSTANDING
THROUGHOUT THE PERIOD)

                                                                           THREE-MONTH
                                                 FOR THE YEAR ENDED       PERIOD ENDED
                                                        DECEMBER 31        DECEMBER 31
                                            ------------------------------------------
                                                 1998          1997               1996
--------------------------------------------------------------------------------------
NET ASSET VALUE AT BEGINNING OF PERIOD      $    1.00     $    1.00         $     1.00

INCOME FROM INVESTMENT OPERATIONS

  Net Investment Income                          0.05          0.05               0.01

LESS DISTRIBUTIONS

  Dividends from Net Investment Income          (0.05)        (0.05)             (0.01)
                                            ---------     ---------              -----
NET ASSET VALUE AT END OF PERIOD            $    1.00     $    1.00         $     1.00
                                            ---------     ---------              -----
                                            ---------     ---------              -----
TOTAL RETURN                                    4.76%         4.94%              1.21%*

NET ASSETS AT END OF PERIOD (000'S)              $670          $414               $106

RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.05%         0.78%              0.54%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS                            4.71%         4.85%              4.96%**

*    Not annualized.

**   Annualized.

FUND DISTRIBUTIONS AND TAX CONSIDERATIONS


WHEN THE FUNDS PAY DISTRIBUTIONS


The Equity, Income, Balanced and U.S. Value Funds pay DIVIDENDS on the last business day of each calendar quarter. The Growth, Northwest, International Stock and Small Company Stock Funds pay dividends on the last business day of each calendar year. The Intermediate-Term U.S. Treasury, High-Yield Bond, Managed Bond, California Tax-Free Income, Municipal Bond, Washington State Municipal Bond and Money Market Funds declare dividends each business day and pay them monthly. Your shares become entitled to dividends on the next business day after you purchase them. If you request a redemption of all your shares at any time during a month, you will receive all declared dividends through the date of redemption, together with the redemption proceeds. All Funds, except the Money Market Fund, pay CAPITAL GAIN DISTRIBUTIONS and special dividends, if any, on the last business day of each year.



Dividends and other distributions paid by a     DIVIDENDS are distributions of a
Fund on each Class of its shares are            Fund's net investment income --
calculated at the same time in the same         including dividends earned on
manner. However, except for the Money Market    stocks and interest income earned
Fund, because of the higher Rule 12b-1 service  on bonds -- less expenses.
and distribution fees associated with Class B   CAPITAL GAIN DISTRIBUTIONS
shares, the dividends paid by a Fund on its     represent net profits made on
Class B shares will be lower than those paid    portfolio securities that are sold
on its Class A shares.                          for more than they originally cost.
                                                NET ASSET VALUE (NAV) is the market
                                                value of one share of a mutual
                                                fund. It is calculated by adding up
                                                the value of all the fund's assets,
                                                subtracting liabilities and
                                                dividing this sum by the total
                                                number of shares owned by the
                                                fund's shareholders.
                                                EX-DISTRIBUTION DATE is the first
                                                day that a Fund's NAV is reduced by
                                                the amount of the most recently
                                                declared distribution.

HOW DISTRIBUTIONS ARE CREDITED TO YOUR ACCOUNT
We will reinvest your dividends and capital gain distributions at the NAV on the EX-DISTRIBUTION DATE unless you tell us in writing that you wish to receive your distributions in cash. Retirement accounts must reinvest all dividends and other distributions in the distributing Fund.


HOW DISTRIBUTIONS ARE TAXED

Depending on which Fund you invest in, your dividends may be taxable or wholly or partly tax-free; other distributions will be fully taxable, regardless of the Fund that makes them. If distributions are taxable, they must be included in your taxable income, whether you reinvest the distributions or receive them in cash. Depending on the nature of the distribution, it may be taxed either as ordinary income or capital gain. Thus, distributions of a Fund's taxable dividends and its net short-term capital gains will be taxed to you as ordinary income, while distributions of a Fund's net long-term capital gains (to the extent they exceed its net short-term capital losses) will be taxable to you as long-term capital gain. The tax treatment of capital gain distributions as short-term or long-term depends on how long the Fund held the securities it sold that generated the gain, not on how long you held your Fund shares. Net long-term capital gain distributions generally are taxed to you (if you are a non-corporate shareholder) at a maximum federal tax rate of 20%. We will notify you as to which type of income or gain you are receiving so you can declare it properly on your tax return.

You will be asked to certify on your account application or on a separate form that the taxpayer identification number you provide is correct and that you are not subject to, or are exempt from, backup withholding for previous underreporting to the Internal Revenue Service. Unless you are subject to backup withholding, we will not withhold taxes.

Certain dividends and other distributions declared by a Fund in October, November or December of any year are taxable to its shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to Fund shareholders for the taxable year in which that December 31 falls.

If the International Stock Fund pays nonrefundable taxes to foreign governments, those taxes will reduce the Fund's dividends but still will be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of those taxes.

Please note that if you purchase shares shortly before a Fund pays a taxable dividend or other distribution, you will pay the full price for the shares, then receive part of the price back as a taxable distribution.

HOW DISPOSITIONS OF SHARES ARE TAXED


When you sell (redeem) shares of a Fund, or exchange Fund shares for shares of another SAFECO Fund, you will realize a gain or loss, except that you will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Money Market Fund so long as it maintains a stable share price of $1.00.



For federal income tax purposes, the amount of any contingent deferred sales charge (CDSC) will reduce the gain or increase the loss, as the case may be, recognized on the redemption of shares. The amount of any CDSC will be paid to SAFECO Securities.



Special rules apply when you dispose of Class A shares of a Fund (except the Money Market Fund) through a redemption or exchange within 60 days after your purchase of those shares and subsequently reacquire Class A shares of the same Fund or acquire Class A shares of another SAFECO Fund without paying a sales charge due to the exchange privilege or reinstatement privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when you acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.


SPECIAL CONSIDERATIONS


U.S. TREASURY SECURITIES. States generally treat distributions of interest on U.S. Treasury securities and other direct obligations of the U.S. government as tax-free income. However, this treatment may depend on a Fund's owning a certain minimum percentage of these securities. The Intermediate-Term U.S. Treasury Fund will invest primarily in these securities.

TAX-EXEMPT BOND FUNDS. Each of the Tax-Exempt Bond Funds (California Tax-Free Income Fund, Municipal Bond Fund and Washington State Municipal Bond Fund) pays dividends that are exempt from federal income tax. Certain investments may result in taxable income, however. These include the following:

-  Any portion of dividends representing net capital gains is taxable.


- Income derived from certain bonds purchased below their issue price is treated as ordinary income.


- Only the Washington State Municipal Bond Fund may purchase so-called "private activity" bonds, possibly generating interest that would constitute a preference item for purposes of the federal alternative minimum tax.

If you buy shares of a Tax-Exempt Bond Fund and sell them at a loss within six months, you may deduct only the amount of the loss that exceeds the amount of dividends from tax-exempt interest that you received during that period.

If you receive Social Security or railroad retirement benefits, you may need to include tax-free Fund distributions as part of your income when determining any federal income tax that may be due on those benefits.

CALIFORNIA TAX-FREE INCOME FUND. The California Tax-Free Income Fund (California Fund) pays dividends that are exempt from California State personal income taxes. Certain situations, in addition to those above, may result in taxable income, however. These include the following:

- Capital gains distributions paid by the California Fund are treated as long-term capital gains and are taxable as such, regardless of how long the shares have been held.

- Redemptions and exchanges of shares of the California Fund may result in a capital gain or loss for California income tax purposes.

- The tax exemption on interest income from California municipal bonds applies only to individual shareholders. Such income is taxable for most corporate shareholders.

WASHINGTON STATE MUNICIPAL BOND FUND. Currently the State of Washington has no state personal income tax. If Washington enacts a personal income tax, there can be no assurance that the dividends from the Washington State Municipal Bond Fund would be exempt from that tax.

This section summarizes only some of the important federal income tax considerations you should be aware of. For more information, please see the Statement of Additional Information. Also, there may be other federal, state or local tax considerations unique to your situation. Consult your tax advisor for more guidance.

YOUR INVESTMENT


HOW WE CALCULATE THE VALUE OF YOUR SHARES

The price of a Fund's shares is based on its NAV, which is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time) every day the NYSE is open. Your purchase or redemption order will be priced at the next NAV calculated after your order is accepted by the Fund.

To the extent that a Fund's assets are traded   The NYSE is closed on weekends and
in other markets on days when the NYSE is       on the following holidays:
closed, the value of those assets may be        New Year's Day, Martin Luther King
affected on days when the Fund is not open for  Jr. Day, Presidents' Day, Good
business. In addition, trading in some of the   Friday, Memorial Day, Independence
Fund's assets may not occur on days when the    Day, Labor Day, Thanksgiving Day
Fund is open for business.                      and Christmas Day.


HOW WE VALUE A FUND'S INVESTMENTS



We obtain valuations for each Fund's investments from pricing services. Prices for exchange-traded securities are based on the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions, in which case the value is based on the last reported bid price. Prices for non-exchange traded securities are based on similar securities and quotations from dealers. Investments for which a representative value cannot be established are priced using a method the Board of Trustees believes reflects fair value.


Like most money market funds, the Money Market Fund values securities on the basis of amortized cost. Amortized cost valuation involves valuing a security at its cost and adding or subtracting any discount or premium (reflective of maturity), regardless of the impact of fluctuating interest rates on the market value of the security. This method minimizes the effect of changes in a security's market value and helps the Money Market Fund maintain a stable $1.00 share price.


The NAV of the Class B shares of each of the Stock Funds will generally be lower than the NAV of Class A shares of that Fund because of the higher expenses borne by the Class B shares. The NAVs of the Class A and Class B shares of the Stock Funds also may differ due to differing allocations of class-specific expenses. The NAVs of the Class A and Class B shares of the Funds will tend to converge, however, immediately after the payment of dividends.


OPENING AND MAINTAINING YOUR ACCOUNT

TO OPEN AN ACCOUNT

- Complete an account application and send it to SAFECO Mutual Funds with a check made payable to SAFECO Mutual Funds for your initial investment.

- If you are investing in a retirement account, complete and sign a retirement account application (note: you may not buy tax-free funds for a retirement account).

INVESTING DETAILS


There are several things you must understand before you buy, sell or exchange shares.


- When placing purchase orders, you should specify whether the order is for Class A or Class B shares of a Fund, otherwise your purchase order will automatically be invested in Class A shares.

- We must have received your completed, signed application and payment before we can conduct any Fund transaction (except when money is wired into an account).

- We do not accept currency and can accept only funds drawn in U.S. dollars on a U.S. bank account.


- Checks should be made payable to SAFECO Mutual Funds. We reserve the right to refuse all third party checks.


- Although we do not normally issue shares in certificate form, we will issue certificates for whole shares free of charge upon your request. If your shares are issued in certificate form, you must endorse and submit them with any sale or exchange request.

- SAFECO Services charges a $10 fee to wire redemption proceeds. In addition, some banks may charge a fee to receive wires.

-  We reserve the right to refuse the purchase of shares.

- We may require certified copies of supporting documents and a signature guarantee before we can process some sale and exchange requests (e.g., if we cannot verify a shareholder's signature or in the event of the death of an account owner).

- If you buy shares by any means other than by wire and shortly thereafter sell or exchange your shares, we may hold the proceeds for up to 15 calendar days after purchase or until we are sure that your bank will honor the investment, whichever happens first.


- In addition to Class A and Class B shares, each Fund offers No-Load Class shares that are sold in a separate prospectus and subject to different fees and expenses.


AUTHORIZING SIGNATURES


On your account application, you will be asked to specify the number of signatures required to authorize account changes and transactions. Please note that allowing fewer than all account owners to authorize account changes and transactions has important implications. For example, one owner of a joint account could redeem shares without the co-owner's signature. If you select fewer than all account owner signatures, you can revoke this election by sending a written request to SAFECO Mutual Funds or the financial institution where your account is maintained. Unless you indicate otherwise, we will require that all account owners sign any account change or transaction instructions.

CHOOSING A CLASS OF SHARES


This prospectus offers two classes of Fund shares: Class A shares and Class B shares. Each class has a different combination of sales charges and ongoing fees, allowing you to choose the one that best meets your needs. You should make this decision carefully based on:

    -  the amount you wish to invest
    -  the different sales charges that apply to each share class
    -  whether you qualify for any reduction or waiver of sales charges
    -  the length of time you plan to keep the investment and
    -  the class expenses


CLASS A SHARES. You may purchase Class A shares of any Fund, except the Money Market Fund, at the "offering price." For the Stock Funds the offering price is equal to the Fund's net asset value plus a maximum sales charge of 5.75%, and for the Bond Funds is equal to the Fund's net asset value plus a maximum sales charge of 4.50%, imposed at the time of purchase. Class A shares of any Fund, except the Money Market Fund, are subject to ongoing Rule 12b-1 fees of 0.25% of their average daily net assets. These fees are lower than the ongoing Rule 12b-1 fees for Class B shares.


Class A shares of the Money Market Fund are sold at net asset value, are not subject to sales charges, and do not currently pay Rule 12b-1 fees.

If you choose to invest in Class A shares of any Fund, except the Money Market Fund, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. If you invest more, the sales charge will be lower. You may qualify for a reduced sales charge or the sales charge may be waived as described below.


                                  BOND FUNDS**


                                                     Sales Charge As Percentage of
Amount of Purchase                                  --------------------------------
at the Public Offering Price                        Offering Price   Net Investment
--------------------------------------------------  ---------------  ---------------
Less than $50,000                                           4.50%            4.71%
$50,000 but less than $100,000                              4.00%            4.17%
$100,000 but less than $250,000                             3.50%            3.63%
$250,000 but less than $500,000                             2.50%            2.56%
$500,000 but less than $1,000,000                           1.50%            1.52%
$1,000,000 or more                                          NONE*

----------------

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% contingent deferred sales charge will apply to redemptions made in the first twelve months, except with respect to participant-directed redemptions from qualified plans.



** Intermediate-Term U.S. Treasury Fund, High-Yield Bond Fund, Managed Bond Fund, Municipal Bond Fund, California Tax-Free Income Fund, and Washington State Municipal Bond Fund.

                                 STOCK FUNDS**

                                                     Sales Charge As Percentage of
Amount of Purchase                                  --------------------------------
at the Public Offering Price                        Offering Price   Net Investment
--------------------------------------------------  ---------------  ---------------
Less than $50,000                                           5.75%            6.10%
$50,000 but less than $100,000                              4.50%            4.71%
$100,000 but less than $250,000                             3.50%            3.63%
$250,000 but less than $500,000                             2.50%            2.56%
$500,000 but less than $1,000,000                           2.00%            2.04%
$1,000,000 or more                                          NONE*

----------------

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% contingent deferred sales charge will apply to redemptions made in the first twelve months, except with respect to participant-directed redemptions from qualified plans.



** Growth Fund, Equity Fund, Income Fund, Northwest Fund, International Stock Fund, Balanced Fund, Small Company Stock Fund and U.S. Value Fund.


Subject to certain requirements, the following purchases of Class A shares may be aggregated for purposes of determining the amount of purchase:

    - Individual purchases on behalf of a single purchaser and the purchaser's spouse and their children under the age of 21 years;


    - Individual purchases by a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account, including an employee benefit plan;



    - Individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other; or



    - Individual purchases by clients of a registered representative who invest at or about the same time.



CLASS B SHARES. You may purchase Class B shares of any Fund at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares within 6 years of purchase, you will pay a contingent deferred sales charge (CDSC) at the time of sale of up to 5.00%. Shares you acquire through dividend reinvestment or other distributions are not subject to a CDSC at the time of sale. Class B shares of any Fund, except the Money Market Fund, are subject to ongoing Rule 12b-1 fees of 1.00% of their average daily net assets. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares. Class B shares are offered for sale only for purchases of less than $500,000.



Class B shares of the Money Market Fund are sold at net asset value, are not subject to a contingent deferred sales charge (except for shares of the Money Market Fund that were purchased by exchange from another Fund), and do not currently pay Rule 12b-1 fees.



The contingent deferred sales charge imposed on sales of Class B shares is calculated by multiplying the original purchase cost or the current market value of the shares being sold, whichever is less, by the percentage shown on the following chart. The longer you hold the shares, the lower the rate of the charge.

The contingent deferred sales charge may be waived as described below. Any period of time you held Class B shares of the Money Market Fund will not be counted when determining your contingent deferred sales charge if you sell shares that were purchased by exchange from the Money Market Fund.


                                                  CDSC As a Percentage of the
                                                 Lesser of Net Asset Value at
                                                          Redemption
Redemption During                               or the Original Purchase Price
-------------------------------------------  -------------------------------------
1st Year Since Purchase                                            5%
2nd Year Since Purchase                                            4%
3rd Year Since Purchase                                            3%
4th Year Since Purchase                                            3%
5th Year Since Purchase                                            2%
6th Year Since Purchase                                            1%
After Six Years                                                    0%


We will calculate the contingent deferred sales charge applicable to a redemption in a manner that results in the lowest possible rate. We will assume that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions and then of amounts representing the cost of shares held for the longest period of time.


Except for the time period during which a shareholder is invested in Money Market Fund Class B shares, if a shareholder effects one or more exchanges among Class B shares of the Funds during the six year period, the holding periods for the shares so exchanged will be counted toward the six-year period.

CONVERSION OF CLASS B SHARES. If you buy Class B shares and hold them for 6 years, we will automatically convert them to Class A shares without charge. Any period of time you held Class B shares of the Money Market Fund which were exchanged for the shares of the Fund being sold will be excluded from the 6-year period. At this time, we also will convert to Class A shares any Class B shares that you purchased with reinvested dividends and other distributions on the shares being distributed. We do this to lower your investment costs.

When we convert your Class B shares, you will receive Class A shares in an amount equal to the value of your Class B shares. However, because Class A and Class B shares have different prices, you may receive more or fewer Class A shares after the conversion. The dollar value will be the same, so you will not have lost any money as a result of the conversion.

UNDERSTANDING RULE 12b-1 FEES. Each Fund has adopted a plan under Rule l2b-1 that allows it to pay distribution and sales fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

BROKER REALLOWANCES. The amount of sales charges reallowed to broker-dealers, banks or other financial institutions who sell Class A shares will equal the percentage of the amount invested in accordance with the schedule set forth below:



                                  BOND FUNDS*



                                                      Broker Reallowance As
Amount of Purchase                                         Percentage
at the Public Offering Price                       of the Offering Investment
------------------------------------------------  -----------------------------
Less than $50,000                                                4.00%
$50,000 but less than $100,000                                   3.50%
$100,000 but less than $250,000                                  3.00%
$250,000 but less than $500,000                                  2.00%
$500,000 but less than $1,000,000                                1.00%
$1,000,000 or more                                                  0


----------------

* Intermediate-Term U.S. Treasury Fund, High-Yield Bond Fund, Managed Bond Fund, Municipal Bond Fund, California Tax-Free Income Fund and Washington State Municipal Bond Fund.



                                  STOCK FUNDS*



                                                      Broker Reallowance As
Amount of Purchase                                         Percentage
at the Public Offering Price                       of the Offering Investment
------------------------------------------------  -----------------------------
Less than $50,000                                                5.00%
$50,000 but less than $100,000                                   3.75%
$100,000 but less than $250,000                                  3.00%
$250,000 but less than $500,000                                  2.00%
$500,000 but less than $1,000,000                                1.50%
$1,000,000 or more                                                  0


----------------

* Growth Fund, Equity Fund, Income Fund, Northwest Fund, International Stock Fund, Balanced Fund, Small Company Stock Fund and U.S. Value Fund.



Except as stated below, broker-dealers of record may be paid commissions on sales of Class A shares of $1 million or more based on an investor's (or a related group of investors') cumulative purchases during each successive one year period beginning on the date of the initial purchase at net asset value and
(ii) sales of Class A shares to qualified benefit plans. A 1% contingent deferred sales charge will be imposed on redemptions made within the first 12 months, except with respect to participant-directed redemptions from qualified plans.



Commissions on sales of Class A shares of $1 million or more (except for sales to certain qualified benefit plans -- see below) may be paid up to a rate of 1.00% of the amount up to $3 million, .50% of the next $47 million and .25% thereafter.

Commissions on sales of Class A shares to qualified retirement plans may be paid as follows:



Number of Plan
Participants
Invested in SAFECO
Funds                            Amount Sold            Commission
----------------------    --------------------------    ----------------------------------------
      50-199              under $1 million              .50%
                          $1 million or more            1.00% up to $3 million
                                                        .50% of the next $47 million
      50-199                                            .25% thereafter
                          no minimum                    1.00% up to $3 million
                                                        .50% of the next $47 million
      200 or more                                       .25% thereafter



SAFECO Securities reserves the right to charge back commissions if plan sales fail to meet the above criteria.


SALES CHARGE REDUCTIONS AND WAIVERS


We offer a number of ways to reduce or eliminate the initial sales charge on Class A shares or the contingent deferred sales charge on Class B shares. If you think you may be eligible, contact SAFECO or your financial advisor for further information.


REDUCING YOUR CLASS A SALES CHARGE. We offer two programs designed to reduce your Class A sales charge. You may choose one of these programs to combine multiple purchases of Class A shares of SAFECO Mutual Funds to take advantage of the reduced sales charges listed in the schedule above. Please complete the appropriate section of your account application, contact your financial advisor or SAFECO if you would like to take advantage of these programs.

    - RIGHTS OF ACCUMULATION -- Lets you combine for purposes of calculating sales charges (a) the dollar amount of your current purchase with (b) the dollar amount of concurrent purchases of Class A shares of other SAFECO Mutual Funds, and (c) the dollar amount equal to the current offering price of all Class A shares of SAFECO Mutual Funds you hold.

    - LETTER OF INTENT -- Lets you purchase Class A shares of any SAFECO Mutual Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

WAIVER OF CLASS A SHARES SALES CHARGE. Class A shares are sold at net asset value per share without any sales charges for the following investments:

    1. Registered representatives or full-time employees of broker-dealers, banks and other financial institutions that have entered into selling agreements with SAFECO Securities, and the children, spouse and parents of such representatives and employees, and employees of financial institutions that directly, or through their affiliates, have entered into selling agreements with SAFECO Securities;

    2. Companies exchanging shares with or selling assets to one or more of the SAFECO Mutual Funds pursuant to a merger, acquisition or exchange offer;

    3.   Any of the direct or indirect affiliates of SAFECO Securities;

    4. Purchases made through the automatic investment of dividends and other distributions paid by another SAFECO Mutual Fund;

    5. Clients of administrators or consultants to tax-qualified employee benefit plans which have entered into agreements with SAFECO Securities or any of its affiliates;

    6. Retirement plan participants who borrow from their retirement accounts by redeeming SAFECO Mutual Fund shares and subsequently repay such loans via a purchase of SAFECO Mutual Fund shares;

    7. Retirement plan participants who receive distributions from a tax-qualified employer-sponsored retirement plan which is invested in SAFECO Mutual Fund shares, the proceeds of which are reinvested in SAFECO Mutual Fund shares;

    8. Accounts as to which a broker-dealer, bank or other financial institution charges an account management fee, provided the financial institution has entered into an agreement with SAFECO Securities regarding such accounts;

    9. Current or retired officers, directors, trustees or employees of any SAFECO Mutual Fund or SAFECO Corporation or its affiliates and the children, spouse and parents of such persons; and

    10. Investments made with redemption proceeds from mutual funds having a similar investment objective with respect to which the investor paid a front-end sales charge.

REINSTATEMENT PRIVILEGE. If you paid an initial sales charge and redeem your Class A shares in a Fund you have a one-time privilege to reinstate your investment by investing the proceeds of the redemption at net asset value per share without a sales charge in Class A shares of that Fund and/or one or more of the other Funds. You or your broker-dealer, bank or other financial institution must provide SAFECO Services with a written request for reinvestment and a check not exceeding the amount of the redemption proceeds within 60 days of the date of the redemption. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt.


CDSC WAIVERS. The contingent deferred sales charge for Class B shares is currently waived in the following circumstances:


    (a) total or partial redemptions made within one year following the death or disability of a shareholder;

    (b) redemptions made pursuant to any systematic withdrawal plan based on the shareholder's life expectancy, including substantially equal periodic payments prior to age 59 1/2 that are described in Internal Revenue Code ("Code") Section 72(t), and required minimum distributions after age
       70 1/2, including those required minimum distributions made in connection with customer accounts under Section 403(b) of the Code and other retirement plans;

    (c) total or partial redemption resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan;

    (d) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code;

    (e) reinvestment in Class B shares of a Fund within 60 days of a prior redemption;

    (f) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily;

    (g) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan that are invested in Funds and are permitted to be made without penalty pursuant to the Code; and

    (h) redemptions in connection with a Fund's systematic withdrawal plan not in excess of 10% of the value of the account annually.

COMMISSIONS ON SALES


From time to time, SAFECO Securities may reallow to broker-dealers, banks and other financial institutions the full amount of the sales charge on Class A Shares. In some instances, SAFECO Securities may offer these reallowances only to those financial institutions that have sold or may sell significant amounts of Class A shares. These commissions also may be paid to financial institutions that initiate purchases made pursuant to sales charge waivers (1) and (8), described above under "Waiver of Class A Shares Sales Charge." To the extent that SAFECO Securities reallows 90% or more of the sales charge to a financial institution, such financial institution may be deemed to be an underwriter under the 1933 Act.


TAX-DEFERRED RETIREMENT PLANS AND ACCOUNTS


SAFECO Mutual Funds offers a variety of tax-deferred retirement plans and accounts for individuals, businesses, and nonprofit organizations. You may establish an account under one of the following that will allow you to defer federal income tax on investment income while you save for retirement. Most of the Funds (other than the Tax-Exempt Bond Funds) may be used as investment vehicles for these plans and accounts.



TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). The maximum annual contribution generally is $2,000 per person. Depending on your situation, your contribution may be partially or fully tax deductible. You pay no tax on the earnings until withdrawal. An annual custodial fee may be charged for any part of a calendar year in which you have an IRA investment in a Fund.



ROTH IRAS. As with a Traditional IRA, a Roth IRA allows you to annually contribute up to $2,000 per person. While contributions to a Roth IRA are NOT tax deductible, earnings are tax free at withdrawal if you meet certain requirements.

SIMPLIFIED EMPLOYEE PENSION IRAS (SEP-IRAS). SEP-IRAs are easily administered retirement plans for small businesses and self-employed individuals. Annual contributions up to the lesser of $24,000 or 15% of compensation may be made to SEP-IRA accounts; the annual contribution limit is subject to change. SEP-IRAs have the same investment minimums and custodial fees as Traditional IRAs.



403(b) PLANS. 403(b) plans are retirement plans for tax-exempt organizations and school systems to which both employers and employees may contribute. Minimum investment amounts are negotiable.



401(k) PLANS. 401(k) plans allow employers and employees to make tax-advantaged contributions to a retirement account. SAFECO Services offers a low-cost administration package that includes a prototype plan, record keeping, testing, and employee communications. Minimum investment amounts are negotiable.



PROFIT SHARING AND MONEY PURCHASE PENSION PLANS. Each plan allows corporations, partnerships, and self-employed persons to make annual, tax-deductible contributions to a retirement account for each person covered by the plan. A plan may be adopted individually or paired with another plan to maximize contributions. SAFECO Services offers an administration package for these plans. Minimum investment amounts are negotiable.



For information about the above accounts and plans, please contact your investment professional, or call 1-800-528-6501.


PURCHASING YOUR SHARES


The price you pay for shares of a Fund is its NAV on the day we receive your check, money order, or telephone purchase instruction in good order. However, if we receive your investment after the NYSE has closed for the day, the price you will pay is the Fund's NAV as of the next business day. You may purchase shares of a SAFECO Fund only if it is qualified for sale in the state where you live.



                  UGMA stands for Uniform Gifts to Minors Act;
                  UTMA stands for Uniform Transfers to Minors
                  Act. Most states have adopted either the UGMA or UTMA, which regulate custodial accounts for minors.

                                    BY MAIL
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

1. Complete and sign an account application

2. Send a check made payable to SAFECO Mutual Funds for the appropriate amount:

- If you are opening an IRA or UGMA/UTMA account, send at least $250.

- If you choose the Automatic Investment Method or Payroll Deduction Plan for a regular account on your application, send nothing.*

- If none of the above applies, send a check for at least $1,000 made payable to SAFECO Mutual Funds.

IF YOU ARE BUYING ADDITIONAL SHARES:

If your securities dealer maintains an account for you and holds your Fund shares in its "street name," you must contact the investment professional at your securities dealer to place an order in your SAFECO Mutual Funds account.

Our Automatic Investment Method allows you to make regular monthly investments by authorizing SAFECO to withdraw a specific amount from your bank account and invest it in the Fund of your choice.

The minimum investment per Fund is $100. This applies to all accounts except UGMA and UTMA accounts, which have a $50 minimum if you opened the account with an initial investment of at least $250. For more information call 1-(800) 528-6501.

1. Send a check for the appropriate amount. The Fund may charge you a fee if your check is returned to us by your bank due to non-sufficient funds or other reasons.

2. Enclose the investment slip from your statement, if available.

MAIL TO: Your securities dealer or other investment professional can assist you with your investment

      SAFECO Mutual Funds
      Class A & B Shares
      P.O. Box 419241
      Kansas City, MO 64141-6214

FOR OVERNIGHT DELIVERY:

      SAFECO Mutual Funds
      Class A & B Shares
      330 W. 9th Street
      Kansas City, MO 64105

* If you are an employer that uses group billing, you may establish a self-administered Payroll Deduction Plan in any SAFECO Fund. Payroll deduction amounts are negotiable. For more information, call 1-(800) 528-6501.

                                    BY WIRE
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

1. Call 1-(800) 528-6501 for more information.

IF YOU ARE BUYING ADDITIONAL SHARES:

1. Call the number above and let us know you are wiring money to your account.

2. Have your bank wire at least $100 to the address below.

3. Have your bank include the following information:

- SAFECO Fund name

- Specify Class A or B shares

- SAFECO account number

- Name(s) of the account owner(s).

4. Note that delays caused by inadequate wire instructions are not SAFECO's responsibility.

5. Understand that your bank may charge a fee for wire services.

HAVE YOUR BANK SEND WIRES TO:

Investors Fiduciary Trust Company
Kansas City, MO

ABA #101003621  DDA #7560923

FOR FURTHER CREDIT TO:

Account owner name, Fund # and Account #

                                    BY PHONE
This option is not available for new or retirement accounts.

IF YOU ARE BUYING ADDITIONAL SHARES:

1. To become eligible for this service, you must choose it on your initial application, or send a written request at least 15 days prior to your use. You must also designate any other authorized users.

2. You may purchase no more than $50,000 per day and no less than $100 per day.

3. Understand that:

- If your securities dealer maintains an account for you, and holds your Fund shares in its "street name," you must contact the investment professional at your securities dealer to place an order in your SAFECO Mutual Funds account.

- Money will be transferred from your bank account to your fund account.

- Your bank may not allow you to transfer money by phone.

- Your bank may charge a fee.

- We record all calls for your protection, and a representative may ask you for identifying information, such as your Social Security number.

- Although our representatives employ security measures to prevent unauthorized account access, we cannot assure you that telephone activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.

- During times of unusual market volatility, you may find it difficult to access SAFECO Mutual Funds by phone.

- SAFECO Mutual Funds is not responsible for the negligence or wrongful acts of third parties.

- We may suspend, limit, modify, or terminate phone transaction privileges at any time without prior notice.

- We may charge you a fee if your bank refuses the transfer from your bank account due to non-sufficient funds or other reasons.

CALL:

Call your securities dealer or other investment professional to place an order for additional shares; or

1-(800) 528-6501 Monday-Friday between 6:30 a.m. and 5:30 p.m. Pacific time to speak to a SAFECO representative or

1-(800) 463-8794 for our 24-hour Automated Service Line

  THROUGH A REGISTERED SECURITIES DEALER, BANK OR OTHER FINANCIAL INSTITUTION WHETHER YOU ARE BUYING SHARES FOR THE FIRST TIME OR BUYING ADDITIONAL SHARES:

Understand that:

- Your securities dealer may charge you a fee or impose more restrictions than if you purchase the shares directly from SAFECO Mutual Funds. (SAFECO has no control over or involvement in this fee.)

- Your securities dealer is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.

- SAFECO is not responsible for the actions and recommendations of your securities dealer.

CALL OR VISIT:

Any registered securities dealer, bank or other financial institution that has a signed selling agreement with SAFECO.

SELLING YOUR SHARES

When you sell shares, we will normally send you a check for the proceeds on the first business day after we receive your redemption request in good order. If we receive your request after the NYSE has closed for the day (1:00 p.m. Pacific time), we will normally send the check two business days later.


The price you receive is the NAV on the day we receive your redemption request (subject to any applicable CDSC). However, if we receive your redemption request after the NYSE has closed for the day, you will receive the NAV as of the next business day.


In unusual situations we may suspend or delay payment for redemptions. This may happen if:

-  The NYSE is closed

-  NYSE trading is restricted

-  The Securities and Exchange Commission declares an emergency

- You bought shares less than 15 days previous to redemption and SAFECO has not yet received confirmation that your bank will honor the investment

Also, if immediate payment could adversely affect a Fund, we may need to delay payment for up to seven days.


Distributions from retirement accounts are generally subject to federal income tax withholding. However, under some circumstances, you may elect not to have taxes withheld, or to have taxes withheld at a rate other than the prescribed rate.

                                    BY MAIL

1. Send a letter specifying:

- Account number

- Fund name

- Redemption amount (number of shares or dollar amount)

2. Have the letter signed by the owner(s) of the account. You must have specified on your account application the number of signatures required to authorize the selling of shares.

3. If you are selling shares in a retirement account let us know the amount, if any, to withhold for taxes or early withdrawal penalties.

4. A signature guarantee may be required for certain transactions. Please call for details.

We will mail you a redemption check. If you wish to have funds transferred directly to your bank account, you must choose this service on your initial application or send a written request at least 15 days prior to using it. SAFECO charges a $10 fee to wire redemption proceeds, and some banks charge a fee to receive a wire.

If you choose the Systematic Withdrawal Plan, a Fund will automatically sell shares in your account and send you a monthly withdrawal check. The minimum withdrawal for this service is $50 per Fund.

For more information call 1-(800) 528-6501.

MAIL TO: If you purchased your shares through a securities dealer or other investment professional who maintains an account for you and holds your shares in its "street name," you must redeem shares through that firm.

IF YOU OWN THE SHARES DIRECTLY:

      SAFECO Mutual Funds
      Class A & B Shares
      P.O. Box 419241
      Kansas City, MO 64141-6241

FOR OVERNIGHT DELIVERY:

      SAFECO Mutual Funds
      Class A & B Shares
      330 W. 9th Street
      Kansas City, MO 64105

                                    BY PHONE
This option is not available for retirement accounts or for shares issued in certificate form.

Understand that:

- We record all calls for your protection, and a representative may ask you for identifying information, such as your Social Security number.

- Although our representatives employ security measures to prevent unauthorized account access, we cannot assure you that telephone activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.

- During times of unusual market volatility, you may find it difficult to access SAFECO by phone.

- SAFECO is not responsible for the negligence or wrongful acts of third parties.

- We may suspend, limit, modify, or terminate phone transaction privileges at any time without prior notice.

We will mail you a redemption check. If you wish to have funds transferred directly to your bank account, you must choose this service on your initial application or send a written request at least 15 days prior to using it. SAFECO charges a $10 fee to wire these proceeds, and some banks charge a fee to receive a wire.

CALL:
If you purchased your shares through a securities dealer or other investment professional who maintains and account for you and holds your shares in its "street name," you must call your securities dealer or other investment professional for assistance.

IF YOU OWN THE SHARES DIRECTLY CALL:

1-(800) 528-6501 Monday-Friday between 6:30 a.m. and 5:30 p.m. Pacific time for a SAFECO representative or

1-(800) 463-8794 for our 24-hour Automated Service Line

                   THROUGH YOUR REGISTERED SECURITIES DEALER
Your securities dealer may submit redemption requests for you.
Understand that:

- The securities dealer may charge you a fee for this service. (SAFECO has no control over or involvement in this fee.)

- Your securities dealer is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.

- SAFECO is not responsible for the actions and recommendations of your securities dealer.

CALL OR VISIT:

The registered securities dealer through whom you purchased the shares.

EXCHANGING SHARES FROM ONE FUND TO ANOTHER


An exchange is when you sell shares of one Fund and buy shares of another in the same account with the same owner(s). Shares of one Class of a Fund may be exchanged for shares of the same Class of any other Fund, based on their next-determined respective net asset values, without imposition of any sales charges, provided that the shareholder account registration remains identical. CLASS A SHARES MAY BE EXCHANGED ONLY FOR CLASS A SHARES OF THE OTHER FUNDS LISTED ON THE FIRST PAGE OF THIS PROSPECTUS. CLASS B SHARES MAY BE EXCHANGED ONLY FOR CLASS B SHARES OF THE OTHER FUNDS LISTED ON THE FIRST PAGE OF THIS PROSPECTUS. The exchange of Class B shares will not be subject to a CDSC. For purposes of computing the CDSC, except for the time period during which a shareholder is invested in Class B shares of the Money Market Fund, the length of time of ownership of Class B shares will be measured from the date of original purchase and will not be affected by the exchange.

Here are some things you should know about exchanges:

- Under normal circumstances, we will buy shares of the Fund into which you are exchanging on the same day that we process your order to sell.

- If immediate payment could adversely affect a Fund, we may need to delay the purchase of shares in the new Fund for up to seven days.

- Mutual fund exchanges are taxable events. You may realize a capital gain or loss when you make an exchange.

- Always read the prospectus before making an exchange into a Fund that is new to you.

EXCHANGE LIMITATIONS

Keep in mind that mutual funds are not intended to be used as vehicles for frequent trading in response to short-term market fluctuations. Market-timing and similar investment strategies disrupt efficient portfolio management and increase transaction costs for all shareholders. For this reason, we have instituted certain policies to discourage excessive exchange or SIMULTANEOUS ORDER TRANSACTIONS.


-  You may enter no more than four exchanges    SIMULTANEOUS ORDER TRANSACTIONS
   or simultaneous order transactions in any    involve a redemption from one
   12-month period. However, we reserve the     SAFECO Fund and reinvestment
   right to refuse exchanges or simultaneous    shortly thereafter into another
   order transactions at any time. In           SAFECO Fund. We will use our
   addition, in the case where an exchange      discretion in determining when a
   could adversely affect the performance and   simultaneous order transaction
   investment objective of the Fund, we may     takes place.
   terminate privileges without prior notice.
   Under normal circumstances, we will give
   you 60 days' notice before terminating your
   exchange privileges.


- You may buy shares of a SAFECO Fund by exchange only if it is qualified for sale in the state where you live.

HOW TO MAKE AN EXCHANGE

                                    BY MAIL

[CAPTION]

1. Send a letter specifying:

- Account number

- Name of the Fund you wish to exchange out of

- Name of the Fund you wish to exchange into

- Amount of the exchange (number of shares or dollar amount)

2. Have the letter signed by the owner(s) of the account. You must have specified on your account application the number of signatures required to authorize the exchange of shares.

MAIL TO: If you purchased your shares through a securities dealer or other investment professional who maintains an account for you and holds your shares in its "street name," your securities dealer or other investment professional for assistance or:

IF YOU OWN THE SHARES DIRECTLY WRITE:

      SAFECO Mutual Funds
      Class A & B Shares
      P.O. Box 419241
      Kansas City, MO 64141-6241

FOR OVERNIGHT DELIVERY:

      SAFECO Mutual Funds
      Class A & B Shares
      330 W. 9th Street
      Kansas City, MO 64105

                                    BY PHONE
This option is not available for shares issued in certificate form.

1. You must exchange $1,000 or more.

2. To become eligible for this service, you must choose it on your initial application or we must have received your written request prior to your use. You must also designate any other authorized users.

3. Understand that:

- We record all calls for your protection, and a representative may ask you for identifying information such as your social security number.

- Although our representatives employ security measures to prevent unauthorized account access, we cannot assure you that telephone activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.

- During times of unusual market volatility, you may find it difficult to access SAFECO by phone.

- SAFECO is not responsible for the negligence or wrongful acts of third parties.

- We may suspend, limit, modify, or terminate phone transaction privileges at any time without prior notice.

CALL:

If you purchased your shares through a securities dealer or other investment professional who maintains an account for you and holds your shares in its "street name," you must call your securities dealer or other investment professional for assistance or:

IF YOU OWN THE SHARES DIRECTLY CALL:

1-(800) 528-6501 Monday-Friday between 6:30 a.m. and 5:30 p.m. Pacific time for a representative or

1-(800) 463-8794 for our 24-hour Automated Service Line

                   THROUGH YOUR REGISTERED SECURITIES DEALER
Your securities dealer may submit exchange requests for you.

Understand that:

- Your securities dealer may charge you a fee for this service. (SAFECO has no control over or involvement in this fee.)

- Your securities dealer is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this Prospectus.

- SAFECO is not responsible for the actions and recommendations of your securities dealer.

CALL OR VISIT:

The registered securities dealer through whom you purchased the shares.

REDEMPTION CHECKS -- MONEY MARKET FUND CLASS A SHARES ONLY


If you are a Class A shareholder in the SAFECO Money Market Fund, we will send you, upon request and free of charge, redemption checks that allow you to withdraw funds from your account.

Checks may be made payable to anyone and must be:
-  $500 or more

-  Signed by the authorized account holders

If you write more than one check against insufficient funds, we may close your account.

MAINTAINING YOUR ACCOUNT

ACCOUNT STATEMENTS

Periodically, you will receive an account statement indicating your current Fund holdings and transactions affecting your account. Confirmation statements will be sent to you after each transaction that affects your account balance. Please review the information on each confirmation statement for accuracy immediately upon receipt. If you do not notify us within 30 days of any processing error, SAFECO Services will consider the transactions listed on the confirmation statement to be correct.

We will also be sending you semi-annual and annual reports. To reduce the volume of mail, we will send only one copy of these reports and the prospectus to a household (same surname, same address) unless you request otherwise.


Certain documents may be delivered to you electronically, at your request.


Maintaining small accounts increases expenses for all shareholders. For this reason, we may close your account if it falls below $100. If this happens, we will first give you at least 60 days' notice, then redeem your shares at net asset value and send the proceeds to you.

We will reinvest into your account any undeliverable and uncashed dividends and other distribution checks that remain outstanding over six months. This reinvestment will reflect the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

ACCOUNT CHANGES


TO CHANGE YOUR ACCOUNT REGISTRATION:
If you purchased your shares through an investment professional who maintains an investment account for you and holds your shares in "street name" you should send your account registration changes or other requests to that firm. If shares are registered directly in your name, you may send a written request to SAFECO Mutual Funds, Class A & B Shares, P.O. Box 419241, Kansas City, MO 64141-6241. Make sure the request is signed by the authorized owner(s) specified on your account application.


TO MAKE CHANGES TO YOUR AUTOMATIC INVESTMENT METHOD OR SYSTEMATIC WITHDRAWAL
PLAN:
Send your request in writing to SAFECO Mutual Funds as indicated above. Or, if you have previously selected the single signature authorization for your account and have enrolled in the telephone option service, you may place your request by telephone.

                             SAFECO FAMILY OF FUNDS

                ------------------------------------------------

STABILITY OF PRINCIPAL

SAFECO Money Market Fund

BOND INCOME

SAFECO Intermediate-Term U.S. Treasury Fund
SAFECO High-Yield Bond Fund
SAFECO Managed Bond Fund

TAX-FREE BOND INCOME

SAFECO Municipal Bond Fund
SAFECO California Tax-Free Income Fund
SAFECO Washington State Municipal Bond Fund

HIGH CURRENT INCOME WITH LONG-TERM GROWTH

SAFECO Income Fund

LONG-TERM GROWTH

SAFECO Growth Fund
SAFECO Equity Fund
SAFECO Northwest Fund
SAFECO International Stock Fund
SAFECO Balanced Fund
SAFECO Small Company Stock Fund
SAFECO U.S. Value Fund

FOR MORE INFORMATION

If you would like more information, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS


Additional information about a Fund's investments is available in the Fund's annual and semi-annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected its performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds. A current SAI is on file with the Securities and Exchange Commission, is incorporated herein by reference and is legally considered part of this prospectus.


For these documents or to discuss your questions about the Funds, contact the investment professional at your broker-dealer, bank or other financial institution, or



WRITE TO:  SAFECO Mutual Funds
           Class A & B Shares
           P.O. Box 34890
           Seattle, WA 98124-1890
CALL:      1-800-528-6501
           Deaf and Hard of Hearing
           TTY/TDD Service: 1-800-438-8718
           Retirement Plans Services
           1-800-278-1985
E-MAIL:    invest@safeco.com

Or contact the SEC:
WRITE TO:  SEC Public Reference Room
           450 Fifth Street, N.W.
           Washington, DC 20549-6009
CALL:      1-800-SEC-0330


VISIT THE SEC'S WEB SITE: http://www.sec.gov

VISIT THE SEC'S PUBLIC REFERENCE ROOM: 450 Fifth Street, N.W., Washington, DC 20549-6009

NOTE: THE SEC MAY CHARGE A FEE FOR DOCUMENTS.


                                              SEC 1940 ACT FILE NUMBERS 811-6167
                                                                        811-5574
                                                                        811-7300
                                                                        811-3347
                                                                        811-6667

                 FOR CLIENT SERVICES OR TO REQUEST A PROSPECTUS
                                 Monday-Friday
                        6:30 am - 5:30 pm, Pacific Time
                                 1-800-528-6501
                            TTY/TDD: 1-800-438-8718
                      Retirement Services: 1-800-278-1985



                             FOR YIELDS, PRICES AND
                            PERFORMANCE INFORMATION
                         24 hours a day, 7 days a week
                                 1-800-463-8794



                                MAILING ADDRESS
                              SAFECO Mutual Funds
                               Class A & B Shares
                                P.O. Box 419241
                           Kansas City, MO 64141-6214



                            EXPRESS/OVERNIGHT MAIL:
                              SAFECO Mutual Funds
                               Class A & B Shares
                               330 W. 9th Street
                             Kansas City, MO 64105



              YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS, OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUNDS IN ANY STATE UNLESS THE SHARES ARE QUALIFIED FOR SALE THERE.



                                     [LOGO]

                      SAFECO SECURITIES, INC. DISTRIBUTOR
                            EMAIL: INVEST@SAFECO.COM



GMF 4111 4/99              THIS PAGE IS NOT PART OF THE PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 ADVISOR CLASS A
                                 ADVISOR CLASS B



       SAFECO COMMON STOCK TRUST:               SAFECO TAXABLE BOND TRUST:
           SAFECO GROWTH FUND                   SAFECO INTERMEDIATE-TERM
           SAFECO EQUITY FUND                      U.S. TREASURY FUND
           SAFECO INCOME FUND                  SAFECO HIGH-YIELD BOND FUND
          SAFECO NORTHWEST FUND
          SAFECO BALANCED FUND                 SAFECO MANAGED BOND TRUST:
     SAFECO INTERNATIONAL STOCK FUND            SAFECO MANAGED BOND FUND
     SAFECO SMALL COMPANY STOCK FUND
          SAFECO U.S.VALUE FUND

      SAFECO TAX-EXEMPT BOND TRUST:            SAFECO MONEY MARKET TRUST:
       SAFECO MUNICIPAL BOND FUND               SAFECO MONEY MARKET FUND
 SAFECO CALIFORNIA TAX-FREE INCOME FUND
 SAFECO WASHINGTON STATE MUNICIPAL BOND
                  FUND


This Statement of Additional Information ("SAI") is not a prospectus itself. It should be read in conjunction with the Class A and Class B Shares Prospectus dated April 30, 1999 for each Fund listed above (collectively, "Funds"). To receive a copy of the Funds' Prospectus, write to: SAFECO Mutual Funds, Class A and B Shares, P.O. Box 34890, Seattle, Washington 98124-1890, or call:

          Nationwide               Deaf and Hard of Hearing
          800-528-6501             TDD/TTY Service
                                   800-438-8718

The date of the most current Prospectus to which this SAI relates is April 30, 1999.

The date of this SAI is April 30, 1999.

                                 TABLE OF CONTENTS

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . .
OVERVIEW OF INVESTMENT POLICIES. . . . . . . . . . . . . . . . .
I.   Fundamental Investment Policies . . . . . . . . . . . . . .
II.  Non-Fundamental Investment Policies
ADDITIONAL INVESTMENT INFORMATION. . . . . . . . . . . . . . . .
SPECIAL RISKS OF BELOW INVESTMENT GRADE BONDS. . . . . . . . . .
SPECIAL RISKS OF FOREIGN INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS . . . . . . . . . . . . . . . . . . .
INVESTMENT RISKS OF CONCENTRATION IN CALIFORNIA AND
     WASHINGTON ISSUERS. . . . . . . . . . . . . . . . . . . . .
REDEMPTION IN KIND . . . . . . . . . . . . . . . . . . . . . . .
REDUCED SALES CHARGE PLANS . . . . . . . . . . . . . . . . . . .
CONVERSION OF CLASS B SHARES . . . . . . . . . . . . . . . . . .
INFORMATION ON CALCULATION OF NET ASSET
     VALUE PER SHARE . . . . . . . . . . . . . . . . . . . . . .
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . .
INFORMATION ON DIVIDENDS FOR THE
     MONEY MARKET FUND . . . . . . . . . . . . . . . . . . . . .
MANAGEMENT OF THE FUNDS. . . . . . . . . . . . . . . . . . . . .
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF
     CERTAIN FUNDS . . . . . . . . . . . . . . . . . . . . . . .
INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . .
BROKERAGE PRACTICES. . . . . . . . . . . . . . . . . . . . . . .
TAX INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . .
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . . . . . .
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . .
DESCRIPTION OF RATINGS . . . . . . . . . . . . . . . . . . . . .

GENERAL INFORMATION

Each of the SAFECO Common Stock Trust (the "Common Stock Trust"), the SAFECO Managed Bond Trust (the "Managed Bond Trust"), the SAFECO Tax-Exempt Bond Trust (the "Tax-Exempt Bond Trust"), SAFECO Taxable Bond Trust (the "Taxable Bond Trust"), and the SAFECO Money Market Trust (the "Money Market Trust") was established as a Delaware business trust under a Declaration of Trust dated
May 13, 1993. All are registered as open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").

The Common Stock Trust offers its shares through eight diversified mutual funds: the SAFECO Growth Fund ("Growth Fund"), SAFECO Equity Fund ("Equity Fund"), SAFECO Income Fund ("Income Fund"), SAFECO Northwest Fund ("Northwest Fund"), SAFECO International Stock Fund ("International Fund"), SAFECO Balanced Fund ("Balanced Fund"), SAFECO Small Company Stock Fund ("Small Company Fund"), and SAFECO U.S. Value Fund ("U.S. Value Fund"). The Taxable Bond Trust offers its shares through three diversified mutual funds: the SAFECO Intermediate-Term U.S. Treasury Fund ("Intermediate-Term U.S. Treasury Fund"), the SAFECO GNMA Fund ("GNMA Fund"), and the SAFECO High-Yield Bond Fund ("High-Yield Fund"). The Managed Bond Trust offers its shares through a single mutual fund, the SAFECO Managed Bond Fund ("Managed Bond Fund"). The Tax-Exempt Bond Trust offers its shares through five diversified mutual funds; the SAFECO Intermediate-Term Municipal Bond Fund, the SAFECO Insured Municipal Bond Fund, the SAFECO Municipal Bond Fund ("Municipal Bond Fund"), the SAFECO California Tax-Free Income Fund ("California Tax-Free Income Fund"), and the SAFECO Washington State Municipal Bond Fund ("Washington Municipal Bond Fund") (the last three, collectively, the "Tax-Exempt Bond Funds"). The Money Market Trust offers its shares through two diversified mutual funds: the SAFECO Money Market Fund ("Money Market Fund"), and the SAFECO Tax-Free Money Market Fund ("Tax-Free Money Market Fund").

Four of the Funds offer only No-Load Class Shares. They are: the GNMA Fund, the Intermediate-Term Municipal Bond Fund, the Insured Municipal Bond Fund, and the Tax-Free Money Market Fund. All of the other Funds offer multiple classes of shares. Class A and Class B shares of each Fund are described in this SAI. In general, Class A shares are sold subject to a front-end charge and pay a Rule 12b-1 fee. Class B shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge and pay a higher 12b-1 fee.


OVERVIEW OF INVESTMENT POLICIES

The investment policies of the Funds are described in the Prospectuses and this SAI. These policies state the investment practices that the Funds will follow, in some cases limiting investments to a certain percentage of assets, as well as those investment activities that are prohibited. The types of securities (E.G., common stock, U.S. government securities or bonds) the Funds may purchase are disclosed in the Prospectuses and this SAI. The Funds have no intention to purchase securities that the following policies permit, but which are not currently described in the Fund's Prospectus or this SAI. If a policy's percentage limitation is adhered to immediately after and as a result of an investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether a Fund complies with the applicable limitation (except to the extent the change may impact a Fund's borrowing limit).

With respect to the investment restrictions of the Tax-Exempt Bond Funds, the entity that has the ultimate responsibility for the payment of interest and principal on a particular security generally is deemed to be its issuer for purposes of such Funds' investment policies. The identification of the issuer of a tax-exempt security for purposes of diversification depends on the terms and conditions of the security. For example, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer for diversification purposes. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer for purposes of diversification.

Each Fund's fundamental policies can only be changed with the approval of a "majority of its outstanding voting securities," as defined by the 1940 Act.
For purposes of such approval, the vote of a majority of the outstanding voting securities of a Fund means the vote, at a meeting of the shareholders of such Fund duly called, of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

Non-fundamental policies may be changed without shareholder approval.


I.   FUNDAMENTAL INVESTMENT POLICIES

          The six (6) fundamental investment policies LISTED BELOW apply to all
          Funds:

          1. The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

          2. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

          3. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          4. The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts or investing in securities that are secured by physical commodities.

          5. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

          6. The Fund will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

          The fundamental policy below applies to all Funds except the MONEY MARKET FUND:

          7. The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          The fundamental policy below applies to the MONEY MARKET FUND:

          8. The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or certain bank instruments issued by domestic banks.

          The fundamental policy below applies only to the WASHINGTON MUNICIPAL BOND FUND, MUNICIPAL BOND FUND and CALIFORNIA TAX-FREE INCOME FUND:

          9. During normal market conditions, the Fund will not invest less than 80% of its net assets in obligations the interest on which is exempt from federal income tax and, in the case of the California Tax-Free Income Fund, also from California state personal income tax.

II.  NON-FUNDAMENTAL INVESTMENT POLICIES

A.   GROWTH FUND

          In addition to the policies described in the Growth Fund's Prospectus, the Growth Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

          1. The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

          2. The Fund will not buy or sell foreign exchange, except as necessary to convert the proceeds of the sale of foreign portfolio securities into U.S. dollars.

          3. The Fund will not purchase securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

          4. The Fund may purchase as temporary investments for its cash commercial paper, certificates of deposit, no-load, open-end money market funds, repurchase agreements (subject to the non-fundamental restriction on illiquid securities) or any other short-term instrument that SAFECO Asset Management Company ("SAM") deems appropriate.

          5. The Fund may invest up to 10% of its total assets in shares of real estate investment trusts.

          6. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          7. The Fund will not purchase foreign securities unless (a) such securities are listed on a national securities exchange, and (b) such purchase, at the time thereof, would not cause more than 10% of the total assets of the Fund (taken at market value) to be invested in foreign securities.

     B.   EQUITY FUND

               In addition to the policies described in the Equity Fund's Prospectus, the Equity Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

               1. The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

               2. The Fund will not purchase foreign securities unless (a) such securities are listed on a national securities exchange, and (b) such purchase, at the time thereof, would not cause more than 10% of the total assets of the Fund (taken at market value) to be invested in foreign securities.

               3. The Fund will not trade in foreign currency, except as may be necessary to convert the proceeds of the sale of foreign portfolio securities into U.S. dollars.

               4. The Fund may purchase as temporary investments for its cash commercial paper, certificates of deposit, repurchase agreements (subject to the non-fundamental restriction on illiquid securities) or any other short-term instrument SAM deems appropriate.

               5. The Fund may invest up to 10% of its total assets in shares of real estate investment trusts.

               6. The Fund may invest in securities convertible into common stock, but less than 35% of its total assets will be invested in such securities.

               7. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     C.   INCOME FUND

               In addition to the policies described in the Income Fund's Prospectus, the Income Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

               1. The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

               2. The Fund will not buy or sell foreign exchange, except as necessary to convert the proceeds of the sale of foreign portfolio securities into U.S. dollars.

               3. The Fund will invest primarily in common stock and may also invest in convertible and non-convertible bonds and preferred stock.

               4. The Fund may purchase as temporary investments for its cash commercial paper, certificates of deposit, no-load, open-end money market funds, repurchase agreements (subject to the non-fundamental restriction on illiquid securities) or any other short-term instrument SAM deems appropriate.

               5. The Fund may invest up to 10% of its total assets in shares of real estate investment trusts.

               6. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

               7. The Fund will not purchase foreign securities unless (a) such securities are listed on a national securities exchange, and (b) such purchase, at the time thereof, would not cause more than 10% of the total assets of the Fund (taken at market value) to be invested in foreign securities.

     D.   NORTHWEST FUND

               In addition to the policies described in the Northwest Fund's Prospectus, the Northwest Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

               1. The Fund will not buy or sell foreign exchange, except as may be necessary to invest the proceeds of the sale of foreign securities in the Fund's portfolio in U.S. dollars.

               2. The Fund may invest in shares of common stock selected primarily for potential appreciation.

               3. The Fund may occasionally invest in securities convertible into common stock when, in the opinion of SAM, the expected total return of a convertible security exceeds the expected total return of common stock eligible for purchase by the Fund.

               4. The Fund may purchase as temporary investments for its cash commercial paper, certificates of deposit, shares of no-load, open-end money market funds repurchase agreements (subject to the non-fundamental restriction on illiquid securities) or any other short-term instrument that SAM deems appropriate.

               5. The Fund will not purchase foreign securities unless (a) such securities are listed on a national securities exchange, and (b) such purchase, at the time thereof, would not cause more than 10% of the total assets of the Fund (taken at market value) to be invested in foreign securities.

               6. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

               7. The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

     E.   BALANCED FUND

               In addition to the policies described in the Balanced Fund's Prospectus, the Balanced Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

               1. The Fund will not invest more than 10% of its total assets in real estate investment trusts, nor will the Fund invest in interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships not listed or traded on the Nasdaq Stock Market ("Nasdaq") if, as a result, the sum of such interests considered illiquid and other illiquid securities would exceed 15% of the Fund's net assets.

               2. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

               3. The Fund may borrow money only from a bank or SAFECO Corporation or affiliates thereof or by engaging in reverse repurchase agreements with any party. The Fund will not purchase any securities while borrowings equal to or greater than 5% of its total assets are outstanding.

               4. The Fund will not purchase securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

               5. The Fund will not make loans to any person, firm or corporation, but the purchase by the Fund of a portion of an issue of publicly distributed bonds, debentures or other securities issued by persons other than the Fund, whether or not the purchase was made upon the original issue of securities, shall not be considered a loan within the prohibition of this section.

     F.   INTERNATIONAL FUND

               In addition to the policies described in the International Fund's Prospectus, the International Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

               1. The Fund will not invest more than 10% of its total assets in real estate investment trusts, nor will the Fund invest in interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships not listed or traded on Nasdaq if, as a result, the sum of such interests considered illiquid and other illiquid securities would exceed 15% of the Fund's net assets.

               2. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

               3. The Fund may borrow money only from a bank or SAFECO Corporation or affiliates thereof or by engaging in reverse repurchase agreements with any party. The Fund will not purchase any securities while borrowings equal to or greater than 5% of its total assets are outstanding.

               4. The Fund will not purchase securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

               5. The Fund will not make loans to any person, firm or corporation, but the purchase by the Fund of a portion of an issue of publicly distributed bonds, debentures or other securities issued by persons other than the Fund, whether or not the purchase was made upon the original issue of securities, shall not be considered a loan within the prohibition of this section.

     G.   SMALL COMPANY FUND

               In addition to the policies described in the Small Company Fund's Prospectus, the Small Company Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

               1. The Fund will not invest more than 10% of its total assets in real estate investment trusts, nor will the Fund invest in interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships not listed or traded on Nasdaq if, as a result, the sum of such interests considered illiquid and other illiquid securities would exceed 15% of the Fund's net assets.

               2. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

               3. The Fund will not purchase securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

               4. The Fund will not make loans to any person, firm or corporation, but the purchase by the Fund of a portion of an issue of publicly distributed bonds, debentures or other securities issued by persons other than the Fund, whether or not the purchase was made upon the original issue of securities, shall not be considered a loan within the prohibition of this section.

     H.   U.S. VALUE FUND

               In addition to the policies described in the U.S. Value Fund's Prospectus, the U.S. Value Fund has adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

               1. The Fund will not invest more than 10% of its total assets in real estate investment trusts, nor will the Fund invest in interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships not listed or traded on the Nasdaq Stock Market if, as a result, the sum of such interests considered illiquid and other illiquid securities would exceed 15% of the Fund's net assets.

               2. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

               3. The Fund may borrow money only from a bank or SAFECO Corporation or affiliates thereof or by engaging in reverse repurchase agreements with any party. The Fund will not purchase any securities while borrowings equal to or greater than 5% of its total assets are outstanding.

               4. The Fund will not purchase securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

               5. The Fund will not make loans to any person, firm or corporation, but the purchase by the Fund of a portion of an issue of publicly distributed bonds, debentures or other securities issued by persons other than the Fund, whether or not the purchase was made upon the original issue of securities, shall not be considered a loan within the prohibition of this section.

     I.   INTERMEDIATE-TERM U.S. TREASURY
          FUND, HIGH-YIELD FUND

               In addition to the policies described in above-referenced Funds' Prospectus, the Intermediate-Term U.S. Treasury Fund and High-Yield Fund have adopted the following non-fundamental investment policies. These policies may be changed without shareholder approval:

               1. The Intermediate Term U.S. Treasury Fund and High-Yield Bond Fund may each invest up to five percent (5%) of its total assets in securities the interest on which is exempt from federal income tax.

               2. The Fund will not trade in foreign currency, except as may be necessary to convert the proceeds of the sale of foreign securities in the Fund's portfolio into U.S. dollars.

               3. The Fund may purchase "when-issued" or "delayed-delivery" securities or purchase or sell securities on a "forward commitment" basis.

               4. The Fund will not invest in any security issued by a commercial bank unless (a) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of a United States bank which does not have assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal sum of each investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (b) in the case of a U.S. bank, it is a member of the FDIC and (c) in the case of a foreign bank, the security is, in the opinion of the Fund's investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investment in securities issued by foreign branches of U.S. banks, provided the U.S. banks meet the foregoing requirements.

               5. The Intermediate Term U.S. Treasury Fund may invest up to five percent (5%) of its total assets in Yankee Sector debt securities and up to five percent (5%) of its total assets in Eurodollar bonds.

               6. The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

               7. The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

     J.   MANAGED BOND FUND

               In addition to the policies described in the Managed Bond Fund's Prospectus, the Managed Bond Fund has adopted the following non-fundamental investment policies. These policies may be changed without shareholder approval:

               1. The Fund will not purchase securities if borrowings equal to or greater than five percent (5%) of the Fund's total assets are outstanding.

               2. The Fund will invest at least sixty-five percent (65%) of its total assets in fixed income obligations.

               3. The Fund will invest at least fifty percent (50%) of its total assets in obligations of or guaranteed by the U.S. Government, its agencies and instrumentalities.

               4. The Fund may invest up to fifty percent (50%) of its total assets in corporate debt securities or Eurodollar bonds.

               5. The Fund may invest up to ten percent (10%) of its total assets in Yankee Sector debt obligations.

               6. The Fund may purchase securities on a when-issued or delayed-delivery basis or may purchase or sell securities on a forward commitment basis.

               7. The Fund may temporarily invest its cash in high quality commercial paper, certificates of deposit, shares of no-load, open-end money market funds, repurchase agreements or any other short-term instrument the Fund's investment adviser deems appropriate.

               8. The Fund may hold cash as a temporary defensive measure when market conditions so warrant.

               9. The Fund may invest up to five percent (5%) of its total assets in securities the interest on which is exempt from federal income tax.

               10. The Fund may invest up to five percent (5%) of its total assets in shares of real estate investment trusts.

               11. The Fund will not purchase securities for which there is no readily available market or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

               12. The Fund will not purchase foreign securities unless (a) such securities are listed on a national securities exchange, and (b) such purchase, at the time thereof, would not cause more than 10% of the total assets of the Fund (taken at market value) to be invested in foreign securities.

               13. The Fund will not buy or sell foreign currency, except as may be necessary to invest the proceeds of the sale of any foreign securities held by the Fund in U.S. dollars.

               14. The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     K. MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND AND WASHINGTON MUNICIPAL BOND FUND

               In addition to the policies described in above-referenced Funds' Prospectus, the Tax-Exempt Bond Funds have adopted the following non-fundamental policies. These policies may be changed without shareholder approval:

               1. Each Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

               2. Each Fund will not permit 25% or more of its total assets to be invested in municipal obligations and other permitted investments, the interest on which is payable from revenues on similar types of projects. As a matter of operating policy, similar types of projects may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air or water pollution control projects.

               MUNICIPAL BOND FUND AND CALIFORNIA TAX-FREE INCOME FUND:

               1. Each Fund may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), or IBCA Fitch Investor Service, Inc. ("Fitch"); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by Moody's, S&P or Fitch; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. Government; tax-exempt commercial paper assigned one of the two highest grades by Moody's, S&P or Fitch; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase. The Funds do not currently intend to rely on Fitch ratings.

               2. Each Fund may invest in obligations of the U.S. Government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable for federal income tax purposes.

               3. Each Fund may invest in municipal notes, including tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper.

               4. Each Fund may invest twenty-five percent (25%) or more of its assets in industrial development bonds.

               5. Each Fund may purchase or sell securities on a "when-issued" or "delayed-delivery" basis.

               6. Each Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

               7. Each Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

               WASHINGTON MUNICIPAL BOND FUND:

               1. Will not purchase securities if borrowings equal to or greater than five percent (5%) of its total assets are outstanding.

               2. Will not purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

               MUNICIPAL BOND FUND:

               1. Will not permit 25% or more of its total assets to be invested in securities whose issuers are located in the same state.

L.   MONEY MARKET FUND

               In addition to the policies described in the Money Market Fund's Prospectus, the Money Market Fund has adopted the three non-fundamental policies noted below. These policies may be changed without shareholder approval:

               1. The Money Market Fund will not buy or sell foreign currency, except as may be necessary to convert the proceeds of the sale of foreign securities in the Fund's portfolio into U.S. dollars.

               2. The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the Fund's net assets.

               3. The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

ADDITIONAL INVESTMENT INFORMATION

STOCK FUNDS

The Growth Fund, Equity Fund, Income Fund, Northwest Fund, Balanced Fund, International Fund, Small Company Fund, and U.S. Value Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. COMMON STOCKS AND PREFERRED STOCKS. Common stocks represent equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. The risk characteristics of preferred stocks are similar to those of common stocks, except that preferred stocks are generally subject to less risk than common stocks.

2. BONDS AND OTHER DEBT SECURITIES. The Funds may invest in bonds and other debt securities that are rated investment grade, or unrated bonds determined by SAM to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's and BBB by S&P) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     Bonds and debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.


3. CONVERTIBLE SECURITIES. Convertible bonds and convertible preferred stock may be exchanged for a stated number of shares of the issuer's common stock at a certain price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time the convertible security is purchased. Generally, the interest rate of convertible bonds and the yield of convertible preferred stock will be lower than the issuer's non-convertible securities. Also, the value of convertible securities will normally vary with the value of the underlying common stock and fluctuate inversely with interest rates. However, convertible securities may show less volatility in value than the issuer's non-convertible securities.
     A risk associated with convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Growth Fund and the Income Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Equity Fund may invest U.S. Value Fund in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Fund's net assets will be invested in such securities.

4. WARRANTS. A warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period. Warrants may be purchased and sold separately or attached to stocks or bonds as part of a unit offering. The term of a warrant may run from two to five years and in some cases the term may be longer. The exercise price carried by the warrant is usually well above the prevailing market price of the underlying common stock at the time the warrant is issued. The holder of a warrant has no voting rights and receives no dividends. Warrants are freely transferable and may trade on the major national exchanges.
     Warrants may be speculative. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, a Fund could lose all of its principal investment in the warrant.

     A Fund will invest in a warrant only if the Fund has the authority to hold the underlying common stock. Additionally, if a warrant is part of a unit offering, a Fund will purchase the warrant only if it is attached to a security in which the Fund has authority to invest. In all cases, a Fund will purchase warrants only after SAM determines that the exercise price for the underlying common stock is likely to be achieved within the required time-frame and for which an actively traded market exists. SAM will make this determination by analyzing the issuer's financial health, quality of management and any other factors deemed to be relevant.

5. RESTRICTED SECURITIES AND RULE 144A SECURITIES. Restricted securities are securities that may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or, if they are unregistered, pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A, which is designed to further facilitate efficient trading among institutional investors by permitting the sale of Rule 144A securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. SAM, acting under guidelines established by the Trust's Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities are illiquid, purchases thereof will be subject to any limitations on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Trust's Board of Trustees.

6. REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Fund will not enter into a repurchase agreement unless the agreement is fully collateralized and the Fund will value the securities underlying the repurchase agreement daily to assure that this condition is met. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including delays and costs to a Fund if the other party to a repurchase agreement defaults or becomes bankrupt. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by SAM to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees. SAM will review and monitor the creditworthiness of those institutions under the Board's general supervision. Foreign repurchase agreements (Funds that may purchase foreign securities only) may be less well secured than U.S. repurchase agreements and may be subject to currency risks. In addition, foreign counterparties may be less creditworthy than U.S. counterparties.

7. AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs are registered receipts evidencing ownership of an underlying foreign security. They typically are issued in the United States by a bank or trust company. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank or trust company, or that such information in the U.S. market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the U.S. bank or trust company issuer. The International Fund may utilize European Depositary Receipts ("EDRs"), which are similar instruments. EDRs may be in bearer form and are designed for use in the European securities markets.

8. FOREIGN SECURITIES. Foreign securities are subject to risks in addition to those inherent in investments in domestic securities. A Fund may invest up to 10% of its total assets in foreign securities, except the International Fund, which may invest 100% of its assets in foreign securities.

9. INDEXED SECURITIES. Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, commodities or other financial indicators. Indexed securities generally are debt securities whose value at maturity or interest rate is determined by reference to a specific instrument or statistic. Currency-indexed securities generally are debt securities whose maturity values or interest rates are determined by reference to values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; I.E., their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency- indexed securities may also have prices that depend on the values of different foreign securities relative to each other.

     The performance of an indexed security depends largely on the performance of the security, currency or other instrument to which they are indexed. Performance may also be influenced by interest rate changes in the United States and foreign countries. Indexed securities additionally are subject to credit risks associated with the issuer of the security. Their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may also be more volatile than their underlying instruments.

10. CASH OR HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS OR REPURCHASE AGREEMENTS. The Funds may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. In making temporary investments in commercial paper and certificates of deposit, a Fund will adhere to the following guidelines:

     a) Commercial paper must be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or issued by companies with an unsecured debt issue currently outstanding rated AA by S&P or Aa by Moody's or higher.

     b) Certificates of deposit ("CDs") must be issued by banks or savings and loan associations that have total assets of at least $1 billion or, in the case of a bank or savings and loan association not having total assets of at least $1 billion, the bank or savings and loan association is insured by the FDIC. The Growth Fund's investments in CDs issued by FDIC-insured banks or savings and loans having less than $1 billion in assets will be limited in amount to the statutory insurance coverage provided by the FDIC.

11. CONTINGENT VALUE RIGHTS. A contingent value right ("CVR") is a right issued by a corporation that takes on a pre-established value if the underlying common stock does not attain a target price by a specified date. Generally, a CVR's value will be the difference between the target price and the current market price of the common stock on the target date. If the common stock does attain the target price by the date, the CVR expires without value. CVRs may be purchased and sold as part of the underlying common stock or separately from the stock. CVRs may also be issued to owners of the underlying common stock as the result of a corporation's restructuring. The Growth Fund may invest up to 5 of its net assets in contingent value rights.

12. REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs purchase real property, which is then leased, and make mortgage investments. For federal income tax purposes REITs attempt to qualify for beneficial "modified pass through" tax treatment by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such beneficial tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income.

     REITs are dependent upon the successful operation of the properties owned and the financial condition of lessees and mortgagors. The value of REIT units will fluctuate depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged. A Fund may invest up to 10% of its total assets in shares of REIT.

13. ILLIQUID SECURITIES. The Funds may invest up to 15% of net assets in illiquid securities. Currently, the Funds do not intend to purchase illiquid securities, but the market for some securities may become illiquid following purchase by a Fund. Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Trust's Board of Trustees.

14. WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. Under this procedure, a Fund agrees to acquire securities (whose terms and conditions, including price, have been fixed by the issuer) that are to be issued and delivered against payment in the future. Delivery of securities so sold normally takes place 30 to 45 days (settlement date) after the date of the commitment. No interest is earned by a Fund prior to the settlement date. The value of securities sold on a "when-issued" or "delayed-delivery" basis may fluctuate before the settlement date and the Fund bears the risk of such fluctuation from the date of purchase. A Fund may dispose of its interest in those securities before delivery.

15. SOVEREIGN DEBT OBLIGATIONS. Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governments or governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Repayment of principal and interest may depend also upon political and economic factors. The International Fund may invest in debt securities issued by foreign companies and governments. The Fund will make such investments primarily for defensive purposes, but may do so where anticipated interest rate movements, or other factors affecting the degree of risk inherent in a debt security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund.

16. EURODOLLAR BONDS. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond market and are denominated in U.S. dollars. Eurodollar bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default. The Income Fund may invest up to 10% of total assets in Eurodollar bonds.

17. PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS"). PFICs are foreign corporations (and entities classified as such for federal income tax purposes) organized as vehicles to invest in companies of certain foreign countries. Investors in a PFIC indirectly bear their proportionate share of the PFIC's management fees and other expenses. See "Tax Information" for more information.


18. SHORT SALES AGAINST THE BOX. A Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or an equal amount of the securities of the same issuer as the securities sold short (a "short sale against the box"). Funds engaging in short sales against the box will incur transaction costs.

19. COVERED CALL OPTIONS AND PUT AND CALL OPTIONS ON STOCK INDICES. The Funds may employ certain strategies and techniques utilizing these types of options to mitigate their exposure to factors that affect security values. (The International Fund may utilize other types of options as described below.) There is no guarantee that these strategies and techniques will work. An option gives an owner the right to buy or sell securities at a predetermined exercise price for a given period of time. The writer of a call option is obligated to sell the underlying securities if the option is exercised during the specified period of time. A Fund that writes a call option and wishes to terminate the obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Options on stock indices are similar to options on stock except that, rather than obtaining the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. A Fund will write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A Fund, under normal conditions, will not write a call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets. A Fund will not purchase an option if, as a result thereof, its aggregate investment in options would exceed 5% of its total assets. The International Fund's investment in options is not limited by this paragraph. See "Options on equity securities" and "Options on stock indices" below for a discussion of the International Fund's policies regarding investment in options.

20. OPTIONS ON EQUITY SECURITIES. The International Fund may purchase and write (i.e., sell) put and call options on equity securities and the other Funds (except the

     Equity Fund) may purchase and write (i.e., sell) covered call options. A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price (the strike price) at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). The writer of the call option, who received the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the strike price. A put option is a similar contract that gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified exercise price (the strike price) during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security at the strike price upon exercise by the holder of the put.

     The Funds will write call options on stocks only if they are covered, and such options must remain covered so long as a Fund is obligated as a
     writer.   For purposes of writing covered call options, the Funds defined
     "covered" differently. With respect to the International Fund, a call option is "covered" if: the Fund has an immediate right to acquire that security: (i) without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian), or (ii) upon the Fund's conversion or exchange of other securities held in its portfolio, or (iii) the Fund holds on a share-for-share basis a call on the same security as the call written where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term debt obligations in a segregated account with its custodian.

     With respect to the other Funds, a call option is "covered" only if at the time the Fund writes the call, the Fund holds in its portfolio on a share-for-share basis the same security as the call written. A Fund must maintain such security in its portfolio from the time the Fund writes the call option until the option is exercised, terminated or expires. The Funds' use of options on equity securities is subject to certain special risks including the risk that the market value of the security will move adversely to the Fund's option position. Additional risks relating to the International Fund's use of options on equity securities are described below.

     The Funds may effect "closing purchase transactions" and the International Fund may effect "closing sale transactions." If a Fund, as a writer of an option, wishes to terminate the obligation, it may effect a closing purchase transaction by buying an option of the same series as the option previously written. The International Fund also may liquidate its position in an option it holds by exercising the option or by effecting a "closing sale transaction," i.e., selling an option of the same series as the option
     previously purchased.   A Fund will realize a profit from a
     closing transaction if the price of the transaction is less than the premium received from writing the option or, in the case of the International Fund, is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the Fund. There is no guaranty that closing purchase or closing sale transactions can be effected.

     INTERNATIONAL FUND ONLY: The International Fund will write put options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is "covered" if:
     (i) the Fund holds in a segregated account cash, Treasury bills, or other liquid high-grade short-term debt obligations of a value equal to the strike price, or (ii) the Fund holds on a share-for-share basis a put on the same security as the put written, where the strike price of the put held is equal to or greater than the strike price of the put written, or less than the strike price of the put written if the difference is maintained by the Fund in cash, Treasury bills, or other liquid high-grade short-term obligations in a segregated account with its custodian.

     The International Fund may purchase "protective puts," I.E., put options acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the strike price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the strike price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

     The International Fund does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

     The Funds' use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the Fund's option position. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Funds will generally only purchase or, in the case of the International Fund, write those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options. In such a case, the International Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of call options or upon the purchase of underlying securities or the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange can include any of the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange;
     (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.

21. OPTIONS ON STOCK INDICES. The International Fund may purchase and sell (i.e., write) put and call options on stock indices. The other Funds (except the Equity Fund) may purchase put and call options on stock indices. Options on stock indices are similar to options on stock except that, rather than obtaining the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. The amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

     The International Fund will write call options on stock indices only if they are covered, and such options remain covered as long as the Fund is obligated as a writer. When the International Fund writes a call option on a broadly based stock market index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and that has not been hedged by the Fund by the sale of stock index futures.

     When the International Fund writes a call option on an industry or market segment index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the International Fund will so segregate, escrow, or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term obligations equal in value to the difference. In addition, when the International Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government or other liquid high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A call option is also covered, and the International Fund need not follow the segregation requirements set forth in this paragraph if the Fund holds a call on the same index as the call written, where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term obligations in a segregated account with its custodian.

     The International Fund will write put options on stock indices only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is covered if: (i) the Fund holds in a segregated account cash, Treasury bills, or other liquid high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts, or (ii) the Fund holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written, or less than the strike price of the put written if the difference is maintained by the Fund in cash, Treasury bills, or other liquid high-grade short-term debt obligations in a segregated account with its custodian.

     The Funds do not intend to invest more than 5% of their net assets at any one time in the purchase of puts and calls on stock indices. The Funds may effect closing sale and the International Fund may effect closing purchase transactions, as described above in connection with options on equity securities.

     The purchase and sale of options on stock indices will be subject to the same risks as options on equity securities, described above. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Funds would not be able to close out options that they had purchased or, in the case of the International Fund, written and, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds generally will select stock indices that include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

     Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability of the Funds to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index options contracts. The Funds will not purchase or, in the case of
     the International Fund,   sell any index option contract unless and until
     the Funds investment adviser or sub-investment adviser believes the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

     Price movements in the Funds' equity security portfolios probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index the International Fund bears the risk that the price of the securities it holds in its portfolio may not increase as much as the index. In such event, the International Fund would bear a loss on the call that is not completely offset by movement in the price of the Fund's equity securities. It is also possible that the index may rise when the Fund's securities do not rise in value. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Funds' securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     When the International Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

     There are also certain special risks involved in purchasing put and call options on stock indices. If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

22. OPTIONS ON DEBT SECURITIES. (INTERNATIONAL FUND ONLY) The Fund may purchase and write (i.e., sell) put and call options on debt securities. Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

     The Fund will write options only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. An option on debt securities is covered in the same manner as options on equity securities as described above, except that, in the case of call options on U.S. Treasury bills, the Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.
     The principal reason for the Fund to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of the Sub-Adviser, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

     The Fund may also write straddles (a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also segregate or deposit for the benefit of the Fund's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is in-the-money. The Fund's use of straddles will be limited to 5% of its net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

     The Fund may purchase "protective puts" on debt securities in an effort to protect the value of a security that they own against a substantial decline in market value. Protective puts are described above in "Options on Equities."

     The Fund does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

     If the Fund, as a writer of an exchange-traded option, wishes to terminate the obligation, it may effect a closing purchase or sale transaction in a manner similar to that discussed above in connection with options on equity securities. Unlike exchange-traded options, dealer options generally do not have a continuous liquid market. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the dealer option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the dealer option. While the Fund will seek to enter into dealer options only with counterparties who agree to and who are expected to be able to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected. The Fund may not invest more than 15% of its total assets (determined at the time of investment) in illiquid securities, including debt securities for which there is not an established market. The staff of the SEC has taken the position that purchased dealer options and the assets used as "cover" for written dealer options are illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written dealer options may be considered liquid provided that the Fund sells dealer options only to qualified dealers who agree that the Fund may repurchase any dealer option its writes for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund's purchase and sale of exchange-traded options on debt securities will be subject to the risks described above in "Options on Equity Securities."

23. OPTIONS ON FOREIGN CURRENCIES. (INTERNATIONAL FUND ONLY) The Fund may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     The Fund may purchase and write options to hedge its securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's securities are denominated, the dollar value of such securities will decline even though their foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the Fund's securities. Alternatively, the Fund may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

     If, on the other hand, the Sub-Advisor anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

     The Fund's successful use of options on foreign currencies depends upon the Sub-Advisor's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.
     For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Fund's securities denominated in such currency would be partially offset by the premiums paid on the options. Furthermore, if the currency exchange rate does not change, the Fund's net income would be less than if the Fund had not hedged since there are costs associated with options.

     The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not their market risks. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

24. STOCK INDEX FUTURES CONTRACTS. (INTERNATIONAL FUND ONLY) The International Fund may buy and sell for hedging purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

     The Fund may sell stock index futures to hedge against a decline in the value of equity securities it holds. The Fund may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, the Fund may also engage in other types of hedging transactions in stock index futures that are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's equity securities.

     The Fund's successful use of stock index futures contracts depends upon the Sub-Adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the composition of the relevant index. In addition, the ability of the Fund to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

     Under regulations of the Commodity Futures Trading Commission ("CFTC"), investment companies registered under the 1940 Act are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Fund will use futures in a manner consistent with the terms of this exclusion. Among other requirements, no more than 5% of the Fund's assets may be committed as initial margin on futures contracts.

25. INTEREST RATE FUTURES CONTRACTS. (INTERNATIONAL FUND ONLY) The International Fund may buy and sell for hedging purposes futures contracts on interest bearing securities (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, and GNMA certificates) or interest rate indices. Futures contracts on interest bearing securities and interest rate indices are referred to collectively as "interest rate futures contracts." The portfolios will engage in transactions in only those futures contracts that are traded on a commodities exchange or board of trade.

     The Fund may sell an interest rate futures contract to hedge against a decline in the market value of debt securities it owns. The Fund may purchase an interest rate futures contract to hedge against an anticipated increase in the value of debt securities it intends to acquire. The Fund may also engage in other types of transactions in interest rate futures contracts that are economically appropriate for the reduction of risks inherent in the ongoing management of its futures.

     The Fund's successful use of interest rate futures contracts depends upon the Sub-Adviser's ability to predict interest rate movements. Further, because there are a limited number of types of interest rate futures contracts, it is likely that the interest rate futures contracts available to the Fund will not exactly match the debt securities the Fund intends to hedge or acquire. To compensate for differences in historical volatility between securities the Fund intends to hedge or acquire and the interest rate futures contracts available to it, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or intended to purchase. Interest rate futures contracts are subject to the same risks regarding closing transactions and the CFTC limits as described above in "Stock Index Futures Contracts."

26. FOREIGN CURRENCY FUTURES CONTRACTS. (INTERNATIONAL FUND ONLY) The International Fund may buy and sell for hedging purposes futures contracts on foreign currencies or groups of foreign currencies such as the European Currency Unit. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Economic Community, a Western European economic cooperative organization including France, Germany, the Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and other options thereon that are traded on a commodities exchange or a board of trade. See "Stock Index Futures Contracts" above for a general description of futures contracts. The Fund intends to engage in transactions involving futures contracts as a hedge against changes in the value of the currencies in which they hold investments or in which they expect to pay expenses or pay for future purchases. The Fund may also engage in such transactions when they are economically appropriate for the reduction of risks inherent in their ongoing management.

     The use of these futures contracts is subject to risks similar to those involved in the use of options on foreign currencies and the use of any futures contract. The Fund's successful use of foreign currency futures contracts depends upon the Sub-Adviser's ability to predict the direction of currency exchange markets and political conditions. In addition, the correlation between movements in the price of futures contracts and the price of currencies being hedged is imperfect, and there is no assurance that liquid markets will exist for any particular futures contract at any particular time. Those risks are discussed above more fully under "Options on Foreign Currencies" and "Stock Index Futures Contracts."

27. OPTIONS ON FUTURES CONTRACTS. (INTERNATIONAL FUND ONLY) The Fund may, to the extent permitted by applicable regulations, enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, on exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Fund intends to utilize options on futures contracts for the same purposes that it intends to use the underlying futures contracts.

     Options on futures contracts are subject to risks similar to those described above with respect to options and futures contracts. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, the Fund might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Fund were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Fund.

     The Fund will not purchase a put or call option or option on a futures contract if, as a result, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of its net assets. In addition, the Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of its net assets.

28.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.  (INTERNATIONAL FUND ONLY)
     The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.

     By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Fund.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Sub-Advisor believes that it is important to have the flexibility to enter into forward contracts when it is determined that the best interests of the Fund will thereby be served. The Fund's custodian will place cash or liquid, high-grade equity or debt securities into a segregated account of the portfolio in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. However, there is no assurance that liquid markets will exist for any particular forward contract at any particular time or that the Fund will be able to effect a closing or "offsetting" transaction. Forward contracts are subject to other risks described in "Special Risks of Foreign Investments and Foreign Currency Transactions."

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities.
     It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

29. UNSEASONED ISSUERS. The Funds may invest in securities of unseasoned issuers. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.

30. INDEXED SECURITIES. The Funds may invest in securities whose performance and principal amount at maturity are linked to a specified equity security or securities index. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities depends largely on the performance of the securities or indices to which they are indexed, but such securities are subject to credit risks associated with the issuer of the security. Indexed securities may also be more volitile than their underlying instruments.

31.  GEOGRAPHICAL AND ISSUER SIZE LIMITATIONS:

     NORTHWEST FUND ONLY. Because the Northwest Fund invests primarily in companies with their principal executive offices located in the Northwest, the number of issuers whose securities are eligible for purchase is significantly less than many other mutual funds. Also, some companies whose securities are held in the Northwest Fund's portfolio may primarily distribute products or provide services in a specific locale or in the Northwest region. The long-term growth of these companies can be significantly affected by business trends in and the economic health of those areas. Other companies whose securities are held by the Northwest Fund may have a predominately national or partially international market for their products or services and are more likely to be impacted by national or international trends. As a result, the performance of the Northwest Fund may be influenced by business trends or economic conditions not only in a specific locale or in the Northwest region but also on a national or international level, depending on the companies whose securities are held in its portfolio at any particular time.

     INTERNATIONAL FUND ONLY. Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests.

     SMALL COMPANY FUND ONLY. The Small Company Fund invests in small-sized companies which involves greater risks than investment in larger, more established issuers, and such securities can be subject to more abrupt and erratic movements in price.

INTERMEDIATE-TERM U.S. TREASURY FUND,
HIGH-YIELD FUND AND MANAGED BOND FUND

The Intermediate-Term U.S. Treasury Fund, High-Yield Fund and Managed Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. DIRECT OBLIGATIONS OF THE U.S. TREASURY SUCH AS U.S. TREASURY BILLS, NOTES AND BONDS. The Intermediate-Term Treasury Fund and the Managed Bond Fund may also invest in stripped securities that are direct obligations of the U.S. Treasury. Direct obligations of the U.S. Treasury are supported by the full faith and credit of the U.S. Government.

2. OTHER U.S. GOVERNMENT SECURITIES, including (a) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, such as securities issued by GNMA;
     (b) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"); and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA"). While U.S. Government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

3. CORPORATE DEBT SECURITIES (INTERMEDIATE-TERM U.S. TREASURY FUND AND MANAGED BOND FUND ONLY). The Funds may invest in corporate debt securities which at the time of purchase are rated in the top three grades (A or higher) by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P"), or, if unrated, determined by SAM to be of comparable quality to such rated debt securities. In addition to reviewing ratings, SAM will analyze the quality of rated and unrated corporate bonds for purchase by the Fund by evaluating various factors that may include the issuer's capital structure, earnings power and quality of management.

4. REPURCHASE AGREEMENTS. See the description of such securities under "Additional Investment Information -- Stock Funds." The Managed Bond Fund will invest no more than 5% of its total assets in repurchase agreements, and will not purchase repurchase agreements that mature in more than seven days.

5. WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. See the description of such securities under "Additional Investment Information -- Stock Funds."

6. YANKEE DEBT SECURITIES AND EURODOLLAR BONDS. The High-Yield Fund may invest up to 25% of its total assets in Yankee Sector debt securities. Yankee debt securities are securities issued in the U.S. by foreign issuers. These bonds involve investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to a Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and finally, difficulty in enforcing claims against foreign issuers in the event of default.

     Both S&P and Moody's rate Yankee Sector debt obligations. If a debt obligation is unrated SAM will make every effort to analyze potential investments in foreign issuers on the same basis as the rating services analyze domestic issuers. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will make every effort to select investments in foreign securities on the same basis relative to quality and risk as its investments in domestic securities, that may not always be possible.

     Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond markets and denominated in U.S. dollars. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders.

7. MUNICIPAL SECURITIES. Municipal securities include obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities, the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. Generally, when market interest rates rise, the price of municipal securities will fall, and when market interest rates fall, the price of these securities will rise. There is also a risk that the issuer of a municipal security will fail to make timely payments of principal and interest to the Fund. Included in investment grade debt securities are securities of medium grade (rated Baa by Moody's or BBB by S&P) which have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic or other conditions than higher grade securities. The High-Yield Fund and the Managed Bond Fund may invest up to 5% of its total assets in municipal securities which are rated lower than the top three grades assigned by Moody's or S&P or are unrated but comparable to such rated securities if, in the opinion of SAM, the potential for appreciation is greater than, and yield is comparable to or greater than, similarly rated taxable securities.

8. SHORT-TERM INVESTING. The Funds may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. No Fund, however, will engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable, without regard to the length of time the securities have been held.

9. ILLIQUID SECURITIES. (INTERMEDIATE-TERM U.S. TREASURY FUND AND HIGH-YIELD FUND ONLY). See the description of such securities under "Additional Investment Information--Stock Funds."

10. RESTRICTED SECURITIES AND RULE 144A SECURITIES. (INTERMEDIATE-TERM U.S. TREASURY FUND AND HIGH-YIELD FUND ONLY). See the description of such securities under "Additional Investment Information--Stock Funds."


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11.  ASSET-BACKED SECURITIES. (MANAGED BOND FUND ONLY).  Asset-backed securities represent interests in, or are secured by and payable from, pools of assets such as (but not limited to) consumer loans, automobile receivable securities, credit card receivable securities, and installment loan contracts. These securities may be pass-through certificates, which are similar to mortgage-backed securities, or they may be asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. The assets underlying the securities are securitized through the use of trusts and special purpose corporations. Like mortgage-backed securities, asset-backed securities are subject to prepayment risks, which may reduce the overall return on the investment. Payment of interest and principal ultimately depends upon borrowers paying due underlying loans. These securities may be supported by credit enhancements such as letters of credit. The credit quality of these securities depends upon the quality of the underlying assets and the level of credit enhancements, such as letters of credit, provided.
     Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. There is the risk that one or more of the underlying borrowers may default and that recovery on the repossessed collateral may be unavailable or inadequate to support payments on the defaulted securities. Repossessed collateral may be unavailable or inadequate to support payments on defaulted asset-backed securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment.

     Automobile receivable securities represent undivided fractional interests in a trust whose assets consist of a pool of automobile retail installment sales contracts and security interests in vehicles securing the contracts. Payments of principal and interest on the certificates issued by the automobile receivable trust are passed through periodically to certificate holders and are generally guaranteed up to specified amounts by a letter of credit issued by a financial institution. Certificate holders may experience delays in payments or losses if the full amounts due on the underlying installment sales contracts are not realized by the trust because of factors such as unanticipated legal or administrative costs of enforcing the contracts, or depreciation, damage or loss of the vehicles securing the contracts.

     Credit card receivable securities are backed by receivables from revolving credit card accounts. Certificates issued by credit card receivable trusts generally are pass-through securities. Competitive and general economic factors and an accelerated cardholder payment rate can adversely affect the rate at which new receivables are credited to an account, potentially shortening the expected weighted average life of the credit card receivable security and reducing its yield. Credit card accounts are unsecured obligations of the cardholder.

12. ZERO COUPON BONDS. (MANAGED BOND FUND ONLY). Zero coupon bonds are purchased at a discount without scheduled interest payments. Because zero coupon bonds do not pay current interest, their prices can be very volatile when interest rates change. In calculating its dividends, the Managed Bond Fund accrues as income a portion of the difference between the purchase price and face value of each zero coupon bond it holds.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bonds and selling them as individual securities.


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13.  CASH OR HIGH-QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR
     INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH-QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS OR REPURCHASE AGREEMENTS. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

14. HIGH-YIELD, DEBT SECURITIES (HIGH-YIELD FUND ONLY). The High-Yield Bond Fund may purchase debt and preferred stock issues (including convertible securities) which are below investment grade, i.e., rated lower than the top four grades by S&P or Moody's, or, if not rated by these agencies, in the opinion of SAM, have credit characteristics comparable to such rated securities. Up to 25% of the Fund's total assets may be invested in such unrated securities. SAM will determine the quality of unrated obligations by evaluating the issuer's capital structure, earnings power and quality of management. Unrated securities may not be as attractive to as many investors as rated securities. In addition, the Fund may invest up to 5% of its total assets in securities which are in default. The Fund will purchase securities which are in default only when, in SAM's opinion, the potential for high yield outweighs the risk.

     While debt securities rated lower than investment grade generally lack characteristics of a desirable investment, they normally offer a current yield or yield-to-maturity which is significantly higher than the yield available from securities rated as investment grade. These securities are speculative and involve greater investment risks due to the issuers' reduced creditworthiness and increased likelihood of default and bankruptcy. In addition, these securities are frequently subordinated to senior securities.

     Yields on high-yield, debt securities will fluctuate over time. During periods of economic uncertainty or change, the market prices of high-yield, fixed-income securities may experience increased volatility, which may in turn cause the net asset value per share of the High-Yield Fund to be volatile. Lower-quality, debt securities tend to reflect short-term economic and corporate developments to a grater extent than higher-quality securities which primarily react to fluctuations in interest rates. Economic downturns or increases in interest rates can significantly affect the market for high-yield, debt securities and the ability of issuers to timely repay principal and interest, increasing the likelihood of defaults. Lower-quality securities include debt obligations issued as a part of capital restructurings, such as corporate takeovers or buyouts. Capital restructurings generally involve the issuance of additional debt on terms different from any current outstanding debt. As a result, the issuer of the debt is more


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     highly leveraged.  During an economic downturn or period of rising interest rates, a highly-leveraged issuer may experience financial difficulties which adversely affect its ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, the issuer will depend on its cash flow and may depend, especially in the context of corporate takeovers, on a sale of its assets to service debt. Failure to realize projected cash flows or asset sales may seriously impair the issuer's ability to service this greater debt load, which in turn might cause the Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team following any restructuring, and close monitoring of the issuer's progress toward its financial goals.

15. DEBT SECURITIES WITH EQUITY FEATURES (HIGH-YIELD FUND ONLY). The Fund may acquire these securities when comparable in yield and risk to debt securities without equity features, but only when acquired as a result of unit offerings which carry an equity element such as common stock, rights or other equity securities. The Fund will hold these common stocks, rights or other equity securities until SAM determines that, in its opinion, the optimal time for sale of the equity security has been reached.

16. ZERO COUPON AND PAYMENT - IN - KIND SECURITIES (HIGH-YIELD FUND ONLY). The High-Yield Fund may hold "zero-coupon" and "payment-in-kind" fixed-income securities. Zero coupon securities are purchased at a discount without scheduled interest payments. Payment-in-kind securities receive interest paid in additional securities rather than cash. The Fund accrues income on these securities, but does not receive cash interest payments until maturity or payment date. The Fund intends to distribute substantially all of its income to its shareholders so that it can be treated as a regulated investment company under the federal tax law (see "Tax Information"). As a result, if its cash position is depleted, the Fund may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, SAM does not expect non-cash income to materially affect the Fund's operations. Zero coupon and payment-in-kind securities are generally subject to greater price fluctuations due to changes in interest rates than those fixed-income securities paying cash interest on a schedule until maturity.

17. LIQUIDITY AND VALUATION (HIGH-YIELD FUND ONLY). The liquidity and price of high-yield, debt securities can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issuers, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly traded market with few participants and may adversely impact the High-Yield Fund's ability to dispose of its securities as well as make valuation of securities more difficult. Because there tend to be fewer investors in lower-rated, fixed-income securities, it may be difficult for the

     Fund to sell these securities at an optimum time. Consequently, lower-rated securities are subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated securities of the same maturity. Judgment plays a greater role in the valuation of thinly-traded securities.

18. CREDIT RATINGS. Rating agencies evaluate the likelihood that an issuer will make principal and interest payments, but ratings may not reflect market value risks associated with lower-rated, fixed-income securities. Also, rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest. SAM uses S&P and Moody's ratings as a preliminary indicator of investment quality. SAM will periodically research and analyze each issue (whether rated or unrated) and evaluate such factors as the issuer's interest or dividend coverage, asset coverage, earnings prospects, and managerial strength. This analysis will help SAM to determine if the issuer has sufficient cash flow and profits to meet required principal and interest payments and to monitor the liquidity of the issue. Achievement of a Fund's investment objective will be more dependent on SAM's credit analysis of bonds rated below the three highest rating categories than would be the case were the Fund to invest in higher-quality debt securities. This is particularly true for the High-Yield Fund.

19. MUNICIPAL SECURITIES (HIGH YIELD FUND ONLY). The Fund may invest in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, or in debt securities which are rated in the four highest grades assigned by Moody's or S&P during market conditions which, in the opinion of SAM, are unfavorable for satisfactory market performance by lower-rated or unrated debt securities. The Fund may invest in higher-rated securities when changing economic conditions or other factors cause the difference in yield between lower-rated and higher-rated securities to narrow and SAM believes that the risk of loss of principal may be substantially reduced with a small reduction in yield.

The Managed Bond Fund may retain debt securities which are downgraded to below investment grade (commonly referred to as "high yield" or "junk" bonds) after purchase. In the event that due to a downgrade of one or more debt securities an amount in excess of 5% of the Fund's net assets is held in securities rated below investment grade, SAM will engage in an orderly disposition of such securities to the extent necessary to reduce the Fund's holdings of such securities to no more than 5% of the Fund's net assets. In addition to reviewing ratings, SAM may analyze the quality of rated and unrated debt securities purchased for the Managed Bond Fund by evaluating the issuer's capital structure, earnings power, quality of management, and position within its industry. "Description of Rating" for a description of debt securities ratings.

MUNICIPAL BOND FUND, CALIFORNIA TAX-FREE INCOME FUND AND WASHINGTON MUNICIPAL BOND FUND

Each of the above-referenced Funds may make the following investments, among others, although they may not buy all of the types of securities that are described.

1.   MUNICIPAL BONDS.

     Each Fund may invest up to 20% of its total assets in unrated municipal bonds. Unrated securities are not necessarily lower in quality than rated securities, but may not be as attractive to as many investors as rated securities. Each Fund will invest no more than 33% of its total assets in municipal bonds rated in the fourth highest grade or in comparable unrated bonds. Such bonds are of medium grade, have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payment under changing economic conditions or upon deterioration in the financial condition of the issuer.

     After purchase by a Fund, a municipal bond may be downgraded to below investment grade or, if unrated, may cease to be comparable to a rated investment grade security (such below investment grade securities are commonly referred to as "high yield" or "junk" bonds). Neither event will require a Fund to dispose of that security but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. Each Fund will not hold more than 5% of its net assets in such below investment grade securities.

     The term "municipal bonds" as used in this Statement of Additional Information means those obligations issued by or on behalf of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which in the opinion of bond counsel is exempt from federal income tax and in the case of the California Fund, exempt from California personal income tax.

     REVENUE BONDS, which are "limited obligation" bonds that provide financing for specific projects or public facilities. These bonds are backed by revenues generated by a particular project or facility or by a special tax. A "resource recovery bond" is a type of revenue bond issued to build waste facilities or plants. An "industrial development bond" is a type of revenue bond that is backed by the credit of a private issuer, generally does not have access to the resources of a municipality for payment and may involve greater risk. Each Fund intends to invest primarily in revenue bonds that may be issued to finance various types of projects, including but not limited to education, hospitals, housing, waste and utilities. Each Fund will not purchase private activity bonds or any other type of revenue bonds, the interest on which is subject to the alternative minimum tax.

     GENERAL OBLIGATION BONDS, which are bonds that provide general purpose financing for state and local governments and are backed by the taxing power of the state and local government as the case may be. The taxes or special assessments that can be levied for the payment of principal and interest on general obligation bonds may be limited or unlimited as to rate or amount.

     VARIABLE AND FLOATING RATE OBLIGATIONS, which are municipal obligations that carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals. Floating rate instruments bear interest at rates that vary automatically with changes in specified market rates or indexes, such as the bank prime rate. Accordingly, as interest rates fluctuate, the potential for capital appreciation or depreciation of these obligations is less than for fixed rate obligations. Floating and variable rate obligations carry demand features that permit a Fund to tender (sell) them back to the issuer at par prior to maturity and on short notice. A Fund's ability to obtain payment from the issuer at par may be affected by events occurring between the date the Fund elects to tender the obligation to the issuer and the date redemption proceeds are payable to the Fund. A Fund will purchase floating and variable rate obligations only if at the time of purchase there is a secondary market for such instruments. For purposes of calculating average dollar-weighted maturity, the Intermediate Municipal Fund will treat variable and floating rate obligations as having a maturity equal to the period remaining until the date the Fund can next exercise the demand feature by selling the security back to the issuer.

     PUT BONDS, which are municipal bonds that give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date and PUT BONDS WITH DEMAND FEATURES. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the bond. A demand feature is a put that entitles the Fund holding it to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.

     MUNICIPAL LEASE OBLIGATIONS, which are issued by or on behalf of state or local government authorities to acquire land, equipment or facilities and may be subject to annual budget appropriations. These obligations themselves are not normally backed by the credit of the municipality or the state but are secured by rent payments made by the municipality or by the state pursuant to a lease. If the lease is assigned, the interest on the obligation may become taxable. The leases underlying certain municipal lease obligations provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the lease property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. Certain municipal lease obligations also contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. If rent is abated because of damage to the leased property or if the lease is terminated because monies are not appropriated for the following year's lease payments, the issuer may default on the obligation causing a loss to a Fund. A Fund will invest in only those municipa lease obligations that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, municipal lease obligations will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

     CERTIFICATES OF PARTICIPATION in municipal lease obligations, which are certificates issued by state or local governments that entitle the holder of the certificate to a proportionate interest in the lease purchase payments made. A Fund will only invest in those COPs that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, COPs will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

     PARTICIPATION INTERESTS, which are interests in municipal bonds and floating and variable rate obligations that are owned by banks. These interests carry a demand feature that permits a Fund holding an interest to tender (sell) it back to the bank. Generally, the bank will accept tender of the participation interest with same day notice, but may require up to five days' notice. The demand feature is usually backed by an irrevocable letter of credit or guarantee of the bank. The credit rating of the bank may affect the credit quality of the participation interest.

     MUNICIPAL NOTES, which are notes generally issued by an issuer to provide for short-term capital needs and generally have maturities of one year or less. A Fund may purchase municipal notes as a medium for its short-term investments, the interest on which will not be subject to federal income tax when distributed to the Fund's shareholders. Notes include tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper. A Fund will invest only in those municipal notes that at the time of purchase are rated within one of the three highest grades by Moody's or S&P or, if unrated by any of these agencies, in the opinion of SAM, are of comparable quality.

2. SHARES OF NO-LOAD, OPEN-END INVESTMENT COMPANIES THAT INVEST IN TAX-EXEMPT SECURITIES WITH REMAINING MATURITIES OF ONE YEAR OR LESS. Such shares will be purchased only as a medium for a Fund's short-term investments if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities. A Fund will not invest more than 10% of its total assets in shares issued by other investment companies, will not invest more than 5% of its total assets in a single investment company, and will not purchase more than 3% of the outstanding voting securities of a single investment company.

3. REPURCHASE AGREEMENTS. See the description of such securities under "Additional Investment Information -- Stock Funds."

4. WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. See the description of such securities under "Additional Investment Information -- Stock Funds."

5. ILLIQUID SECURITIES. See the description of such securities under "Additional Investment Information -- Stock Funds."

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


6. CASH OR HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH-QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT AND SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

7. SHORT-TERM INVESTMENTS. Each Fund may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. Each Fund, however, will not engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable, without regard to the length of time the securities have been held. The portfolio turnover rate is not expected to exceed 70%.

MONEY MARKET FUND

QUALITY AND MATURITY. Pursuant to procedures adopted by the Money Market Trust's Board of Trustees, the Money Market Fund may purchase only high-quality securities that SAM believes present minimal credit risks. To be considered high quality, a security must be rated, or the issuer must have received a rating for a comparable short-term security, in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, the security must be judged by SAM to be of equivalent quality.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (E.G., A-1 by S&P) and second tier securities are those deemed to be in the second highest rating category (E.G., A-2 by S&P).

The Money Market Fund may not invest more than 5% of its total assets in second tier securities. In addition, the Money Market Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Money Market Fund currently intends to limit their investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the Fund may look to an interest rate reset or demand feature.

A security is considered to be rated if either the security itself is assigned a rating or the issuer is assigned a rating for comparable short-term debt obligations. Alternatively, a security (whether or not rated) with an unconditional demand feature (as defined in Rule 2a-7) may be considered to be rated if the demand feature or its issuer has been assigned a rating. See "Description of Ratings" for further explanation of rating categories.

The Money Market Fund may make the following investments, among others, although it may not buy all of the types of securities that are described.


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1.   RESTRICTED SECURITIES AND RULE 144A SECURITIES.  The Money Market Fund
     may invest up to 5% of its total assets in restricted securities eligible for resale and Rule 144A under the 1933 Act and commercial paper sold pursuant to Section 4(2) of the 1933 Act, provided that SAM has determined that such securities are liquid under guidelines adopted by the Fund's Board of Trustees. See the description of Rule 144A Securities under "Additional Investment Information -- Stock Funds."

     Section 4(2) of the 1933 Act exempts securities sold by the issuer in private transactions from the 1933 Act's registration requirements. Because Section 4(2) paper is a restricted security, investing in
     Section 4(2) paper could have the effect of decreasing the liquidity of the Fund's portfolio to the extent that buyers, for a time, become unwilling to purchase the securities.

2. REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent.

3. VARIABLE AND FLOATING RATE INSTRUMENTS. Issuers of floating or variable rate notes include, but are not limited to, corporations, partnerships, special purpose entities, the U.S. government, its agencies and instrumentalities, and municipalities. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating rate instruments change whenever there is a change in a designated benchmark rate. Variable and floating rate instruments may have optional or mandatory put features. In the case of a mandatory put feature, the Fund would be required to act to keep the instrument.

4. COMMERCIAL PAPER OBLIGATIONS. Commercial paper is a short-term instrument issued by corporations, financial institutions, governmental entities and other entities, and may include funding agreements, and other short-term debt obligations. The principal risk associated with commercial paper is the potential insolvency of the issuer. In addition to commercial paper obligations of domestic corporations, the Fund may also purchase dollar-denominated commercial paper issued in the U.S. by foreign entities. While investments in foreign obligations are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision of markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the U.S. The Fund will purchase commercial paper issued by foreign entities only if, in the opinion of SAM, it is of an investment quality comparable to other obligations that may be purchased by the Fund.

5. ILLIQUID SECURITIES. See the description of such securities under "Additional Investment Information -- Stock Funds."

6. SECURITIES ISSUED BY BANKS AND OTHER ISSUERS. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks.

     The Fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies and mortgage bankers, as well as banks.

     The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

     Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

7. WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. See the description of such securities under "Additional Investment Information -- Stock Funds."

8. MORTGAGE-BACKED SECURITIES. See the description of such securities under "Additional Investment Information--Intermediate-Term U.S. Treasury Fund, High-Yield Fund, and Managed Bond Fund."

9.   ASSET-BACKED SECURITIES.    See the description of such securities under
     "Additional Investment Information--Intermediate-Term U.S. Treasury Fund, High-Yield Fund, and Managed Bond Fund."

10. U.S. GOVERNMENT SECURITIES. U.S. Government securities include (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. Government but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. Government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA").

11. CORPORATE OBLIGATIONS SUCH AS PUBLICLY TRADED BONDS, DEBENTURES AND NOTES. The securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.

12. TERM PUT BONDS. Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The Fund may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

13. EURODOLLAR AND YANKEE BANK OBLIGATIONS. See the description of such securities under "Additional Investment Information--Intermediate-Term U.S. Treasury Fund, High-Yield Fund and Managed Bond Fund."


SPECIAL RISKS OF BELOW INVESTMENT GRADE BONDS

The Equity, Income, Small Company and U.S. Value Funds may invest in, and the other Funds as a result of downgrades may own, below investment grade bonds. Below investment grade bonds are speculative and involve greater investment risks than investment grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During period of economic uncertainty or change, the market prices of below investment grade bonds may experience increased volatility. Below investment grade bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds.

Below investment grade bonds (commonly referred to as "high-yield" or "junk" bonds) have certain additional risks associated with them. Yields on below investment grade bonds will fluctuate over time. These bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds that primarily react to fluctuations in interest rates. During an economic downturn or period of rising interest rates, issuers of below investment grade bonds may experience financial difficulties that adversely affect their ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, issuers often rely on cash flow to service debt. Failure to realize projected cash flows may seriously impair the issuer's ability to service its debt load that in turn might cause a Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team and monitoring of the issuer's progress toward its financial goals.

The liquidity and price of below investment grade bonds can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issues, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly-traded market with few participants and may adversely impact a Fund's ability to dispose of the bonds as well as make valuation of the bonds more difficult. Because there tend to be fewer investors in below investment grade bonds, it may be difficult for a Fund to sell these securities at an optimum time. Consequently, these bonds may be subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated bonds of the same maturity.

Credit ratings evaluate the likelihood that an issuer will make principal and interest payments, but may not reflect market value risks associated with lower-rated bonds. Credit rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest.

SPECIAL RISKS OF FOREIGN INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS (INTERNATIONAL FUND ONLY)

FOREIGN SECURITIES

Investing in foreign companies and markets involves certain considerations, including those set forth below, that are not typically associated with investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets. Foreign securities may not be registered under, nor may the issuers thereof be subject to the reporting requirements of, U.S. securities laws. Accordingly, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less governmental supervision and regulation of foreign stock exchanges, broker-dealers and issuers than in the United States.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests.

CURRENCY EXCHANGE RATES

The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations (including actions by a foreign government to devalue its currency, thereby effecting a possibly substantial reduction in the U.S.
dollar value of a Fund's investments in that country).  The International
Fund is authorized to employ certain hedging techniques to minimize this risk. However, to the extent such transactions do not fully protect the International Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. Further, the International Fund may incur costs in connection with conversions between various currencies.
Foreign exchange dealers (including banks) realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer or bank normally will offer to sell a foreign currency to the International Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Moreover, fluctuations in exchange rates may decrease or eliminate income available for distribution. For example, if certain realized foreign currency losses exceed other investment company taxable income (as described below under "Tax Information") during a taxable year, the International Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized for federal income tax purposes as a return of capital to shareholders, rather than as ordinary dividends.

HEDGING TRANSACTIONS (INTERNATIONAL FUND ONLY)

Hedging transactions cannot eliminate all risks of loss to the International Fund and may prevent the Fund from realizing some potential gains. The projection of short-term foreign currency and market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of hedging transactions are: incorrect prediction of the movement of currency exchange rates and market movements; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of options, futures contracts and options on future contracts with the assets on which they are based; lack of liquid secondary markets and inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies. Hedging transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities. See "Special Risks of Foreign Investments and Foreign Currency Transactions."

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Fund had directly hedged a currency risk. Similar risks are associated with cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. dollar. Cross-hedges may also create a greater risk of loss than other hedging transactions because they may involve hedging a currency risk through the U.S. dollar rather than directly to the U.S. dollar or another currency.

To help reduce certain risks associated with hedging transactions, the Common Stock Trust's Board of Trustees has adopted the requirement that forward contracts, options, futures contracts and options on futures contracts be used on behalf of the Fund as a hedge and not for speculation. In addition to this requirement, the Board of Trustees has adopted the following percentage restrictions on the use of options, futures contracts and options on futures contracts:

     (i) The Fund will not write a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets.

     (ii) The Fund will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of the Fund's net assets.

     (iii) The Fund will not enter into any futures contract or option on a futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

INVESTMENT RISKS OF CONCENTRATION IN CALIFORNIA AND WASHINGTON ISSUERS

CALIFORNIA TAX-FREE INCOME FUND

          The following is a condensed and general description of conditions affecting the taxing ability and fiscal condition of the State of California and its various political subdivisions and their ability to meet their debt service obligations. Since during normal market conditions the Fund plans to invest at least 80% of its net assets in bonds issued by California and its political subdivisions, the investment risk of such concentration should be carefully considered. The description below summarizes discussions contained in official statements relating to various types of bonds issued by the State of California and its political subdivisions. A more detailed description can be found in such official statements. The California Tax-Free Income Fund has not independently verified any of the information presented in this section.

          THE STATE OF CALIFORNIA. The severe economic recession which occurred in California between 1990 and 1994 seriously affected State tax revenues, caused increased expenditures for health and welfare programs, and caused a structural imbalance in the State's budget, with the largest programs supported by the General Fund -- K-12 schools and community colleges, health and welfare, and corrections -- growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State experienced recurring budget deficits and had to use a series of external borrowings to meet its cash needs.

          As a result of the deterioration in the State's budget and cash situation in fiscal years 1991-92 and 1992-93, rating agencies reduced the State's credit ratings. Between November 1991 and October 1992 the rating on the State's general obligation bonds was reduced by S&P from "AAA" to "A+," by Moody's from "Aaa" to "Aa," and by Fitch IBCA, Inc. from "AAA" to "AA." In July, 1994, based on the State's inability to eliminate its accumulated deficit, the same three rating agencies further lowered their ratings on the State's general obligation bonds to "A," "A1" and "A," respectively.

          Since the start of 1994, California's economy and the State's financial condition have steadily improved, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years was finally eliminated. Moody's, S&P and Fitch IBCA, Inc. currently rate the State's general obligation bonds Aa3, A-plus and AA-minus, respectively.

          In August 1998, the Governor signed the Budget Act for fiscal year 1998-99. The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the vehicle license fee. Since the vehicle license fee is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Started on January 1, 1999, the vehicle license fee has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter. Revenues and expenditures for 1998-99 as updated in the 1990-00 Governor's Budget are $56.3 billion and $58.3 billion, respectively. That proposed budget projects General Fund revenues and transfers in 1990-00 of $60.3 billion. This includes anticipated initial payments from a tobacco litigation settlement of about $560 million, and receipt of one-time revenue from sale of assets. The Governor also assumes receipt of about $400 million of federal aid for certain health and welfare programs and reimbursement for costs for incarceration of undocumented felons, above the amount presently received by California from the federal government. The

Governor's Budget proposes General Fund expenditures of $60.5 billion, giving highest priority to education.

          TAX AND SPENDING LIMITATIONS. The taxing powers of California public agencies are limited by Article XIII A of the State Constitution, added by an initiative amendment approved by voters on June 6, 1978, and commonly known as Proposition 13.

          Article XIII A limits the maximum ad valorem tax on real property to one percent of "full cash value" which is defined as "the County Assessor's valuation of real property as shown on the fiscal year 1975-76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed two percent per year, or reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction, or other factors.

          The tax rate limitation referred to above does not apply to ad valorem taxes to pay the interest and redemption charges on any indebtedness approved by the voters before July 1, 1978 or any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition.

          Article XIII A also requires a two-thirds vote of the electors prior to the imposition of any special taxes and totally precludes the imposition of any new ad valorem taxes on real property or sales or transaction taxes on the sales of real property.

          Legislation adopted in 1979 exempts business inventories from taxation. However, the same legislation provides a formula for reimbursement by California to cities and counties, special districts and school districts for the amount of tax revenues lost by reason of such exemption or adjusted for changes in the population and the cost of living. Legislation adopted in 1980 provides for state reimbursements to redevelopment agencies to replace revenues lost due to the exemption of business inventories from taxation. Such legislation provides for restoration of business inventory tax revenues through the annual addition of artificial assessed value, not actually existing in a project area, to the tax rolls of redevelopment projects. These reimbursements are adjusted for changes in the population and the cost of living. All such reimbursements are subject to change or repeal by the Legislature, and they have been changed since 1980. Furthermore, current law generally prohibits the pledging of such reimbursement revenues to secure redevelopment agency bonds.

          Redevelopment agencies in California have no power to levy and collect taxes; hence, any decrease in property taxes or limitations in the amounts by which property taxes may increase adversely affects such agencies, which lack the inherent power to correct for such decreases or limitations.

          State and local government agencies in California and the State itself are subject to annual "appropriation limits" imposed by Article XIII B, an initiative constitutional amendment approved by the voters on November 6, 1979, which prohibits government agencies and the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, certain State subventions and certain other funds, including proceeds from regulatory licenses, user revenues, certain State subventions and certain other funds to the extent that such proceeds exceed "the cost reasonably born by such entity in providing the regulation, product, or service." No limit is imposed on appropriation of funds which are not "proceeds of taxes," on debt service or indebtedness existing or authorized by January 1, 1979, or subsequently authorized by the voters, or appropriations required to comply with mandates of courts or the federal government, or user charges or fees which don't exceed the cost of the service provided, nor on certain other non-tax funds.

          By statute (which has been upheld by the California Court of Appeals), tax revenues allocated to redevelopment agencies are not "proceeds of taxes" within the meaning of Article XIII B, and the expenditure of such revenues is therefore not subject to the limitations under Article XIII B.

          The imposition of taxes by local agencies other than charter cities is further limited by the provisions of an initiative statute ("Proposition 62") approved by the voters on November 4, 1986. The statute (i) requires that any tax for general governmental purposes imposed by these local government entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as a tax levied for other than general governmental purposes) imposed by any of these local governmental entities be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of AD VALOREM taxes on real property by these local governmental entities except as permitted by Article XIII A, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governmental entities and (vi) requires that any tax imposed by a local governmental entity between May 1, 1985 and November 4, 1986 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988.

          Subsequent decisions of California Courts of Appeal held that all or portions of the provisions of Proposition 62, including those requiring the submission of general fund tax measures to the electorate, are unconstitutional. However, on December 14, 1995, in the case of SANTA CLARA COUNTY LOCAL TRANSPORTATION AUTHORITY v. GUARDINO, the California Supreme Court upheld the constitutionality of Proposition 62. As a result, the annual revenues of any local government or district as shown in the general fund budget may have to be reduced in any year to the extent that they rely on the proceeds of any general tax adopted after May 1, 1985 which has not been approved by majority vote of the electorate. The GUARDINO decision left unresolved (1) whether its conclusions apply retroactively to taxes adopted without the necessary voter approval during the period between the 1986 passage of Proposition 62 and the 1995 GUARDINO decision and (2) what statute of limitations applies to a taxpayer challenge. These issues have not yet been addressed by the California Supreme Court, and a number of appeals remain pending.

          An initiative constitutional amendment known as Proposition 218 and also called the "Right to Vote on Taxes Act" was approved by the voters on November 5, 1996. This measure added Articles XIII C and XIII D to the State Constitution. The measure requires that general tax increases by all local government entities be approved by not less than a majority vote and that taxes for special purposes be approved by a two-thirds vote; provides that existing language in the California Constitution shall not be construed to limit the initiative power with respect to reducing or repealing any local tax, assessment, fee or charge; prescribes procedures applicable to assessments on real property and requires that such assessments be approved by property owners; prohibits property related fees and charges from exceeding costs of the service being provided; imposes procedural requirements, including notice and public hearing, prior to imposition of new or increased fees or charges on property; and requires that, except for fees for sewer, water and refuse collection, fees be approved by a majority vote of the electorate.

          Given the turbulent history of California electoral, judicial and legal proceedings affecting taxation since 1978, it is impossible to predict what proceedings might occur in the future which would affect the ability of California and its political subdivisions to service their outstanding indebtedness.

          LEASE FINANCING. Lease-based financing, typically marketed in the form of certificates of participation or lease revenue bonds, has been extremely popular in California, since the courts have long held that properly structured long-term leases do not create "indebtedness" for purposes of constitutional and statutory debt limitations. The obligation to pay rent thereunder is nevertheless enforceable, on an annual basis, so long as the leased property is available for use and occupancy by the government lessee. The risk of rent abatement (because of construction delays, damage to structures and the like) is usually mitigated by funded reserves, casualty (including earthquake) insurance and rental interruption insurance.

          In a recent taxpayer suit, RIDER v. CITY OF SAN DIEGO, the California Supreme Court upheld the validity of traditional financing structures involving joint powers agencies and reaffirmed the long-established lease exception to the constitutional debt limit.

          LAND-SECURED FINANCING. Local government limited obligations payable from special taxes or assessments on real property have come to be known as "dirt bonds". Typically unrated and ultimately secured by a lien on benefited property, these obligations are inherently vulnerable to fluctuations in land values and development risks arising from a number of factors, including increased governmental and environmental regulations and general economic conditions.

          ELECTRIC UTILITY RESTRUCTURING. Like a number of other states, California recently enacted legislation relating to the restructuring of the electric utility industry. The legislation generally provides for increased competition in the supply of electric power and allows retail customers "direct access" in choosing their supplier. In addition, the legislation provides for an immediate rate reduction for small users; creates an independent power exchange to administer a wholesale power pool; creates an independent system operator for the transmission grid; provides customers and suppliers with nondiscriminating and comparable access to transmission and distribution services; and allows utilities to recover uneconomic generation-related costs through a transition charge or severance fee.

          The mandatory provisions of the legislation generally apply to utilities regulated by the California Public Utilities Commission. Since the State's political subdivisions are not subject to the jurisdiction of the CPUC, the effect of the legislation on municipally-owned electric utilities is more limited. As a practical matter, however, it is likely that most municipally-owned utilities will adopt some form of direct access or pooling programs in order to remain competitive.

          The effects of direct access may vary among municipal utilities and cannot be specifically ascertained at this time. However, some potential effects include: (i) loss of customers, particularly large industrial and commercial customers, (ii) increased costs to remaining customers, (iii) decreased revenues, (iv) decreases in transfers to the municipality's general fund, (v) increased difficulties in developing new generating resources, (vi) increased difficulties and higher costs in system financing, (vii) reductions in credit ratings, (viii) the need to recover stranded investment in facilities from the remaining customers and (ix) reductions in environmental and social programs relating to electric utility services.

          YEAR 2000 COMPLIANCE. California and most of its political subdivisions have adopted strategies and allocated resources to bring their computer systems into compliance with year 2000-related information technology. The so-called "Year 2000 Issue" arises because most computer software programs allocate two digits to the date field for "Year" on the assumption that the first two digits will be "19". Such programs thus will interpret the year 2000 as the year 1900, the year 2001 as the year 1901, etc. absent reprogramming or replacement. The Year 2000 Issue affects the hardware and software for computer information technology systems and the embedded logic of computer chips in non-information technology systems, such as meters, vehicles, transformers, switching gear and environmental systems. The Year 2000 Issue could impact both the ability to enter data into computer programs, the ability of such programs to correctly process data, and the ability to operate non-information technology systems.

          The State Treasurer's Office reports that as of December 31, 1998, its systems for bond payments were fully Year 2000 compliant. The State Controller's Office reported that it had completed the necessary Year 2000 remediation projects for the State fiscal and accounting system by December 31, 1998, consistent with the Governor's Executive Order. The final steps of testing will be completed during 1999. Both offices are actively working with the outside entities with whom they interface to ensure they are also compliant.

          ORANGE COUNTY BANKRUPTCY. In December 1994, Orange County, together with its pooled investment funds, filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the funds had suffered significant market losses in their investments, causing a liquidity crisis for the funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the funds. Orange County has since embarked on a fiscal recovery plan, based on sharp reductions in services and personnel, and continues to face fiscal constraints in the aftermath of the bankruptcy.

          Since the Orange County bankruptcy, California's general laws pertaining to the deposit and investment of public moneys have been significantly revised to limit the use of higher-risk investments and to provide additional oversight safeguards at the local level.

          The Fund will attempt to achieve geographic diversification by investing in obligations of issuers which are located in different areas within California as well as obligations of the State of California itself. In addition, the Fund will not invest more than 15% of its total assets in tax allocation bonds issued by California redevelopment agencies. These are operating policies of the Fund and may be changed without the approval of the Fund's shareholders.

WASHINGTON MUNICIPAL BOND FUND

A discussion of certain economic, financial and legal matters regarding the State of Washington follows. During normal market conditions, the Washington Municipal Bond Fund will generally invest at least 80% of its net assets in bonds issued by Washington and its political subdivisions, municipalities, agencies, instrumentalities or public authorities. Therefore, the investment risk of such concentration should be carefully considered. The information in the discussion is drawn primarily from official statements relating to securities offerings of the State which are dated prior to the date of this Statement of Additional Information. This information may be relevant in evaluating the economic and financial position of the State, but is not intended to provide all relevant data necessary for a complete evaluation of the State's economic and financial position. Discussions regarding the financial health of the State government may not be relevant to municipal obligations issued by a political subdivision of the State. Furthermore, general economic conditions discussed may or may not affect issuers of the obligations of the State. The Washington

Municipal Bond Fund has not independently verified any of the information presented in this section.

GENERAL INFORMATION

According to the United States Census Bureau's 1990 Census, Washington State's population is ranked 18th of the 50 states. During the ten-year time period from 1980-1990, the State's population increased by 17.8% while the United States population increased by 9.8%. The State's population increased at an average annual rate of approximately 2.5% from 1990 to 1993, and at an average annual rate of approximately 1.8% from 1993 to 1995. Measured on an April to April year, the annual rate of population growth was approximately 1.6% for each of the years 1995 to 1996 and 1996 to 1997. The current estimate of the population of the State is approximately 5.6 million.

The State's largest city, Seattle, is part of an international trade, manufacturing, high technology and business service corridor which extends along Puget Sound from Everett to Tacoma. The State's Pacific Coast-Puget Sound region includes 75% of its population, the major portion of its industrial activity and the major part of the forests important to its timber and paper industries. The remainder of the State has agricultural areas primarily devoted to grain, fruit orchards and dairy operations.

In recent years, the State's economy has diversified with employment in the trade and service sectors representing an increasing portion of total employment relative to the manufacturing sector.

The State operates on a July 1 to June 30 fiscal year and on a biennial budget basis. Fiscal controls are exercised during the biennium through an allotment process which requires each agency to submit a monthly expenditure plan. The plan must be approved by the Office of Financial Management, which is the Governor's budget agency. It provides the authority for agencies to spend funds within statutory maximums specified in a legislatively adopted budget. State law requires a balanced biennial budget. Whenever it appears that disbursements will exceed the aggregate of estimated receipts plus beginning cash surplus, the Governor is required to reduce allotments, thereby reducing expenditures of appropriated funds.

As interpreted by the State Supreme Court, Washington's Constitution prohibits the imposition of net income taxes.

The State's tax revenues are primarily comprised of excise and ad valorem taxes. By constitutional provision, the aggregate of all regular (unvoted) tax levies on real and personal property by State and local taxing districts cannot exceed 1% of the true and fair value of the property. Excess levies are subject to voter approval. For the fiscal year ending June 30, 1997, approximately 76.1% of the State's tax revenues came from general and selective sales and gross receipts taxes, of which the retail sales tax and its companion use tax represented 45% of total collections. Business and occupation tax collections represented about 16.4 % and the motor vehicle fuel tax represented approximately 6.4% of total State taxes for the year. Ad valorem taxes represented 11.1% of State tax revenues for the fiscal year 1997.

Expenditures of State revenues are made in accordance with constitutional and statutory mandates.

STATE EXPENDITURE LIMITATIONS

Initiative 601, which was passed by the voters in November 1993, limits increases in General Fund-State government expenditures to the average rate of population and inflation growth, and sets forth a series of guidelines for limiting revenue and expenditure increases and stabilizing long range budget planning.

Provisions of Initiative 601 establish a procedure for computing a fiscal year growth factor based on a lagged, three-year average of population and inflation growth. This growth factor is used to determine a State spending limit for programs and expenditures supported by the State General Fund. The growth factor was 5.13% for fiscal year 1996 and is 4.45% for fiscal year 1997, 4.05% for fiscal year 1998, and 4.01% for fiscal year 1999. The initiative created two new reserve funds (the Emergency Reserve Fund and the Education Construction
Fund) for depositing revenues in excess of the spending limit and abolished the Budget Stabilization Account. Ending balances in the Budget Stabilization Account were transferred to the State General Fund ($100 million) and the Pension Reserve Account ($25 million). The initiative also places restrictions on the addition or transfer of functions to local government unless there is reimbursement by the State.

The Initiative's requirement for voter approval for new tax measures has expired. Effective July 1, 1995, taxes can be enacted with a two-thirds majority of both houses of the State Legislature if resulting General Fund-State expenditures do not exceed the spending limit. Voter approval is still required to exceed the spending limit. Thus far, the Initiative has not had a restrictive impact on the State's budget.

The State Constitution and enabling statutes authorize the incurrence of State general obligation debt to the payment of which the State's full faith, credit and taxing power are pledged. With certain exceptions, the amount of State general obligation debt which may be incurred is limited by constitutional and statutory restrictions. These limitations are imposed by prohibiting the issuance of new debt if the new debt would cause the maximum annual debt service on all thereafter outstanding general obligation debt to exceed a specified percentage of the arithmetic mean of general State revenues for the preceding three years. These limitations apply to the incurrence of new debt and are not limitations on the amount of debt service which may be paid by the State in future years.

The State Legislature is obligated to appropriate money for State debt service requirements. Generally, on or before June 30 of each year, the State Finance Committee certifies to the State Treasurer the amount required for payment of bond interest and principal for the coming year. Some general obligation bond statutes provide that the General Fund will be reimbursed from discrete revenues, which are not considered general State revenues. Other bonds are limited obligation bonds not payable from the General Fund. For the 1997-99 Biennium, General Fund-State revenues are projected to be $19.421 billion, an increase of 9.8% over the 1995-97 Biennium, plus a carry-forward of $513 million. The revenue outlook for the 1997-99 Biennium is stable and the General Fund is projected to end the Biennium with a $820 million fund balance.

The operating budget for the 1997-99 Biennium calls for an overall expenditure level of $19.084 billion for the General Fund-State, an increase of $1.4 billion or 7.9% over the 1995-97 Biennium and within the $19.152 billion expenditure limit imposed under Initiative 601.

Fifty-eight percent of the General Fund-State budget will go to support public schools and higher education, representing a $514 million increase in public school funding and an increase of $137 million in funding for public universities and colleges.

Social and Health Services funding accounts for approximately 26% of the State budget, and the criminal justice budget also increased. A 3% across-the-board salary increase for State employees accounts for $63 million of the increase in General Fund-State expenditures.

The 1998 Supplemental Budget reduced total General Fund-State expenditures by $975,000 and passed the State Legislature on March 11, 1998. Governor Locke signed the budget bill on April 3, 1998.

In 1997-99 approximately $1.88 billion has been budgeted for new projects. Approximately $541.5 million is budgeted for higher education facilities. Other State government functions, such as general government, natural resources, corrections and environmental programs receive about $1,061 million. The State also expects to spend about $277.6 million for common school construction.

For most municipalities in the State, the fiscal year is the calendar year, except that school districts have a September 1 - August 31 fiscal year. All municipalities must maintain balanced budgets. Depending on the type of municipality, local revenues are derived from ad valorem taxes, excise and gross receipts taxes, special assessments, fees, user charges and State and federal grants.

Municipalities incur debt by the issuance of general obligations or other borrowings which are payable from taxes, though other revenue sources may be used. Revenue obligations do not constitute debt under constitutional and statutory limitations as long as taxes are not pledged or used to pay debt service. Only non-tax revenue from the operation of a project or enterprise financed by the revenue obligations (and sometimes special assessments on property benefited from the financed improvements) may be used to pay that debt service. Usually, revenue bonds are secured by a reserve funded in an amount based on a factor of debt service. Many municipalities may issue improvement district obligations payable only from special assessments on benefited property, but some of those obligations also may be secured by a special guaranty fund.

ECONOMIC OVERVIEW

Over the past few years, the State's economic performance has remained relatively strong compared to the United States as a whole. After adjusting for inflation, growth in personal income in the State increased 4.6% in 1996 over the 1995 level and 5.8% in 1997 over the 1996 level.

The State's economic base includes manufacturing and service industries as well as agricultural and timber production. During 1990-1995, the State experienced growth in non-manufacturing industries and a decline in manufacturing industries. The rate of employment growth, which exceeded 4.5% during the mid-to-late 1980s, has declined since 1991 to an average rate of 1.4%. The 1998 employment growth is expected to be 3.0%.

Washington's economy consists of both export and local industries. Leading export industries are aerospace, forest products, agriculture and food processing. The aerospace, timber and food processing industries together employ approximately 9% of the State's non-farm workers. However, the non-manufacturing sector has played an increasingly significant role in contributing to the State's economy in recent years.

Below is a summary of key industry segments of the State's economy as well as of selected economic and employment data.

MANUFACTURING. The Boeing Company ("Boeing"), which is the State's largest employer, has several facilities located primarily in the Puget Sound area. Boeing is the world's leading manufacturer of commercial airliners and as of May 1998 employed approximately 103,500 people State-wide. While the primary activity of Boeing is the manufacture of commercial aircraft, Boeing has played leading roles in the aerospace and military missile programs of the United States and has undertaken a broad program of diversification activities including Boeing Information and Support Services. In 1997, Boeing had $45.8 billion in sales and a loss of $178 million. Boeing currently anticipates 1998 sales to be in the $55 billion range. Boeing recently completed two and is currently undertaking one major expansion project. The company acquired a 212-acre site in Renton (King County), which is the site of the former Longacres Race Track. The site will be used as a location for the development of an office complex, the first building of which is an approximately 500,000 square-foot customer service training center that was recently completed. In Everett (Snohomish County), Boeing completed construction of a 5.6 million square-foot assembly plant for the new 777 jetliner. In 1993, Boeing completed a $400 million skin and spar plant and a composite manufacturing center on 500 acres in Puyallup (Pierce County).

On December 5, 1996, Boeing acquired the former defense and space units of Rockwell International. On August 1, 1997, Boeing also completed its merger with McDonnell Douglas Corporation. The merger will not significantly impact Boeing employment levels in the State.

In 1996, the Boeing Defense & Space Group won a $1.1 billion contract from the U.S. Air Force to build the Airborne Laser system and was also one of two companies selected by the Department of Defense to build two prototype Joint Strike Fighter airplanes. Boeing also recently announced that it will become an equity partner and serve as the prime contractor for Teledesic's network of low-Earth-orbit satellites. The estimated contract value if $9 billion.

TECHNOLOGY-RELATED INDUSTRIES. The State ranks fourth among all states in the percentage of its work force employed by technology-related industries. It ranks third among the largest software development centers. The State is the home of approximately 1000 advanced technology firms of which approximately 50% are computer-related. Microsoft, headquartered in Redmond, Washington, is the largest microcomputer software company in the world. In addition, several biotechnical firms located in the State have attained international acclaim for their research and development.

TIMBER. Natural forests cover more than 40% of the State's land area, and forest products rank second behind aerospace in value of total production. The largest employer in the timber industry is The Weyerhaeuser Company. Productivity in the State's forest products industry increased steadily from 1980 to 1990. However, since 1991, recessionary influences have resulted in a production decline. A slight decline is anticipated for the next few years, due to federally-imposed limitations on the harvest of old-growth timber and the inability to maintain the previous record levels of production increases. Although a continued decline in employment is anticipated in certain regions, the impact is not expected to affect materially the State's overall economic performance.

AGRICULTURE AND FOOD PROCESSING. Agriculture and food processing is the State's most important industry by most measures. Growth in agricultural products was an integral factor in the State's economic growth in the late 1980s and early 1990s.

FINANCE, INSURANCE AND REAL ESTATE. Employment in finance, insurance and real estate is estimated to represent 5.1% of the State's wage and salary employment in 1996. Projections for 1997 show this segment declined slightly to 5.0% of employment.

TRADE. International trade plays an important role in the State's employment base and one in six jobs is related to this sector. During the past twenty years the State has consistently ranked number one or number two in international exports per capita. Seattle-Tacoma International Airport is the focus of the region's air traffic and trade. The State, particularly the Puget Sound Corridor, is a trade center for the Northwest and the State of Alaska. A system of public ports, the largest of which are the Ports of Seattle and Tacoma, handle waterborne trade primarily to and from the Far East. These two Ports each rank among the top 20 ports in the world based on volume of containerized cargo shipped; on a combined basis they are the second largest load center for containerized cargo in the United States. Approximately 70% of the cargo passing through the Ports of Seattle and Tacoma has an ultimate destination outside the Pacific Northwest. Therefore, trade levels depend largely on national and world, rather than local, economic conditions.

RETAIL SALES. Growth in retail sales in the State between 1990 and 1992 was higher than that in the United States. During 1993 through 1996, the rate of growth for retail sales was lower for the State than for the United States. The State is home to a number of specialty retail companies that have reached national stature, including Nordstrom, Eddie Bauer, Costco and Recreational Equipment Inc. (REI).

SERVICES/TOURISM. The highest employment growth in the State since 1981 has taken place in the services sector, although rate of growth has shown a small but relatively consistent decline since 1990 from 7% to 4.3% for 1995, and 3.4% forecast for 1996. Seattle is the location for the Washington State Convention and Trade Center which opened in June 1988. The State also has many tourist attractions such as the Olympic and Cascade mountain ranges, ocean beaches and local wineries.

CONSTRUCTION. Employment in the construction sector in the Puget Sound area increased 69.2% between 1981 and 1991. The increase in employment in the late 1980s was due in part to the relative affordability of housing compared to other areas of the country. Construction employment growth flattened between 1991 and 1993, but showed a modest increase in 1994 and leveled again in 1995.
Commercial building, while not increasing at the pace of the 1980s, remains stable.

FEDERAL, STATE AND LOCAL GOVERNMENT. Employment in the government sector represents approximately 19% of all wage and salary employment in the State on a combined basis. Seattle is the regional headquarters for a number of federal government agencies, and the State receives an above-average share of defense expenditures. Employment in the government sector has expanded in the State since 1990, but at a declining rate. State and local government employment has increased at a faster pace than employment by the federal government, and is projected to add new jobs through 1996.

LITIGATION

At any given time, including the present, there are numerous lawsuits pending against the State of Washington which could affect the State's revenues and expenditures. However, none of the lawsuits is expected to have a material adverse impact on either State revenues or expenditures.

REDEMPTION IN KIND

If a Trust concludes that cash payment upon redemption to a shareholder would be prejudicial to the best interest of the other shareholders of a Fund, a portion of the payment may be made in kind. The Trusts have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund must redeem shares tendered by a shareholder of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period. Any shares tendered by the shareholder in excess of the above-mentioned limit may be redeemed through distribution of the Fund's assets. Any securities or other property so distributed in kind shall be valued by the same method as is used in computing NAV. Distributions in kind will be made in readily marketable securities, unless the investor elects otherwise. Investors may incur brokerage costs in disposing of securities received in such a distribution in kind.

SALES CHARGE WAIVERS

     We offer a number of ways to reduce or eliminate the initial sales charge on Class A shares or the CDSC on Class B. If you think you may be eligible, contact SAFECO or your financial advisor for further information.

     WAIVER OF CLASS A SHARES SALES CHARGE. Class A shares are sold at net asset value per share without any sales charges for the following investments:

     1. Registered representatives or full-time employees of broker-dealers, banks and other financial institutions that have entered into selling agreements with SAFECO Securities, and the children, spouse and parents of such representatives and employees, and employees of financial institutions that directly, or through their affiliates, have entered into selling agreements with SAFECO Securities;

     2. Companies exchanging shares with or selling assets to one or more of the Funds pursuant to a merger, acquisition or exchange offer;

     3.   Any of the direct or indirect affiliates of SAFECO Securities;

     4. Purchases made through the automatic investment of dividends and distributions paid by another Fund;

     5. Clients of administrators or consultants to tax-qualified employee benefit plans which have entered into agreements with SAFECO Securities or any of its affiliates;

     6. Retirement plan participants who borrow from their retirement accounts by redeeming Fund shares and subsequently repay such loans via a purchase of Fund shares;

     7. Retirement plan participants who receive distributions from a tax-qualified employer-sponsored retirement plan, which is invested in Fund shares, the proceeds of which are reinvested in Fund shares;

     8. Accounts as to which a broker-dealer, bank or other financial institution charges an account management fee, provided the financial institution has entered into an agreement with SAFECO Securities regarding such accounts;

     9. Current or retired officers, directors, trustees or employees of any SAFECO mutual fund or SAFECO Corporation or its affiliates and the children, spouse and parents of such persons; and

     10. Investments made with redemption proceeds from mutual funds having a similar investment objective with respect to which the investor paid a front-end sales charge.

     CDSC WAIVERS. The CDSC for Class B shares currently is waived in the following circumstances:

     (a) total or partial redemptions made within one year following the death or disability of a shareholder;

     (b) redemptions made pursuant to any systematic withdrawal plan based on the shareholder's life expectancy, including substantially equal periodic payments prior to age 59 1/2 which are described in Code section 72(t), and required minimum distributions after age 70 1/2, including those required minimum distributions made in connection with customer accounts under Section 403(b) of the Code and other retirement plans;

     (c) total or partial redemption resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan;

     (d) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code;

     (e) reinvestment in Class B shares of a Fund within 60 days of a prior redemption;

     (f) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily;

     (g) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan that are invested in Funds and are permitted to be made without penalty pursuant to the Code; and

     (h) redemptions in connection with a Fund's systematic withdrawal plan not in excess of 10% of the value of the account annually.

SAFECO will calculate the CDSC applicable to a redemption in a manner that results in the lowest possible rate. SAFECO will assume that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions and then of amounts representing the cost of shares held for the longest period of time.

REINSTATEMENT PRIVILEGE. If you paid an initial sales charge and redeem your Class A shares in a Fund you have a one-time privilege to reinstate your investment by investing the proceeds of the redemption at net asset value per share without a sales charge in Class A shares of that Fund and/or one or more of the other Funds. You or your broker-dealer, bank or other financial institution must provide SAFECO Services with a written request for reinvestment and a check not exceeding the amount of the redemption proceeds within 60 days of the date of the redemption. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt.

CONVERSION OF CLASS B SHARES

Class B shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share ("NAVs") of the Classes, within the first month following the sixth anniversary of the shareholder's purchase of such Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares of a Fund except the Money Market Fund, the date of purchase shall mean (1) the date on which such Class B shares were purchased or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were purchased. For the purpose of calculating the holding period required for conversion of Class B shares of the Money Market Fund, the date of purchase shall mean the date on which those shares were first exchanged for Class B shares of any other SAFECO Fund. Shareholders who have converted Class B shares of the SAFECO Advisor Series Trust ("Advisor Series Shares") into Class B shares of a Fund may calculate the holding period from the date of the purchase of the Advisor Series Shares. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account; each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE

GENERAL

Each Fund determines its NAV by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV of each Fund is calculated as of the close of regular trading on the New York Stock Exchange

("Exchange"), normally 1:00 p.m. Pacific time every day the Exchange is open for trading. The Exchange is closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV is determined separately for each class of shares of each Fund.

Short-term debt securities held by a Fund's portfolio having a remaining maturity of less than 60 days when purchased, and securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less, may be valued at cost adjusted for amortization of premiums or accrual of discounts, or under such other methods as the applicable Trust's Board of Trustees may from time to time deem to be appropriate. The cost of those securities that had original maturities in excess of 60 days shall be determined by their fair market value until the 61st day prior to maturity. All other securities and assets in the portfolio will be appraised in accordance with those procedures established by the Board of Trustees in good faith in computing the fair market value of those assets.

Trading in foreign securities generally will be substantially completed each day at various times prior to the close of the Exchange. The value of any such securities are determined as of such times for purposes of computing NAV. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the Sub-Adviser under procedures established by and under general supervision of the Board of Trustees.

Options the International Fund may purchase that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts the International Fund will enter into will be marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted into U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward contracts are valued at the current cost of covering or offsetting such contracts.

MONEY MARKET FUND

The portfolio instruments of the Money Market Fund are valued on the basis of amortized cost. The valuation of the Money Market Fund's portfolio securities based upon amortized cost, and the maintenance of the Fund's NAV at $1.00, are permitted pursuant to Rule 2a-7 under the 1940 Act. Pursuant to that Rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of 397 days or less, and invests only in securities determined by SAM, under guidelines adopted by the Money Market Trust's Board of Trustees, to be of high quality and to present minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price-per-share as computed for the purpose of sales and redemptions at $1.00. These procedures include a review of the Money Market Fund's portfolio holdings by the Board of Trustees, at such intervals as the Board deems appropriate, to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of the Fund. If the Board determines that such a deviation exists in the Fund, the Trustees will take such corrective action with respect to the Fund as they regard as necessary and appropriate, including selling portfolio investments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, not paying dividends (subject to distribution requirements to maintain status as a regulated investment company for federal tax purposes (see "Tax Information")), redeeming shares in kind, and determining the NAV by using available market quotations.

The principal risk associated with the Money Market Fund is that it may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The Money Market Fund's yields will fluctuate with general money market interests rates.

PERFORMANCE INFORMATION

GENERAL

Effective September 30, 1996, all of the then-existing shares of each Fund, except the Value Fund and the High-Yield Bond Fund, were redesignated No-Load Class shares and each Fund commenced offering Class A and Class B shares. The High-Yield Bond Fund and the Value Fund commenced offering Class A and Class B shares on January 31, 1997, and April 30, 1997, respectively. Except with respect to the High-Yield Bond and Value Funds, the performance information that follows reflects (1) the actual performance of Class A and Class B shares of the Funds for the years ended December 31, 1998 and December 31, 1997; (2) the actual performance of Class A and Class B shares of the Funds for the period September 30, 1996 to December 31, 1996; and (3) the performance of the No-Load Class shares of each Fund, restated to reflect the sales charges but not the Rule 12b-1 fees of Class A and Class B shares, for the periods prior to September 30, 1996. Performance information for the periods prior to September 30, 1996, would have been lower if these Rule 12b-1 fees were reflected. With respect to the High-Yield Bond Fund, the performance information that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the year ended December 31, 1998 and the period from January 31, 1997 to December 31, 1997 and (2) the performance of the No-Load Class shares of the Fund, restated to reflect the sales charge but not the Rule 12b-1 fees of Class A and Class B shares, for the periods prior to January 31, 1997. Performance information for the periods prior to January 31, 1997, would have been lower if these Rule 12b-1 fees were reflected. The performance information for the Value Fund reflects actual performance of the Class A and Class B shares of the Fund since April 30, 1997 (initial public offering).

PERFORMANCE INFORMATION AND QUOTED RATINGS ARE INDICATIVE ONLY OF PAST PERFORMANCE AND ARE NOT INTENDED TO REPRESENT FUTURE INVESTMENT RESULTS.

TOTAL RETURNS AND AVERAGE TOTAL RETURNS (Non-Standard returns not reflecting sales charges)

For the following Funds, the total returns, expressed as a percentage, for the one-, five- and ten-year periods ended December 31, 1998 were as follows:

                            1 Year             5 Years             10 Years
                            ------             -------             --------
                        Class A  Class B    Class A  Class B    Class A  Class B
                        -------  -------    -------  -------    -------  -------
 GROWTH FUND              4.47%    3.38%    138.30%  133.97%    365.26%  356.81%
 EQUITY FUND             24.77%   23.16%    165.37%  159.94%    502.79%  490.47%
 INCOME FUND              5.38%    5.03%    112.46%  109.92%    249.56%  245.37%
 INTERMEDIATE-TERM        9.08%    8.30%     33.04%   31.06%    110.86%  107.73%
 U.S. TREASURY FUND
 HIGH-YIELD FUND          4.32%    3.39%     46.42%   44.19%    138.20%  134.57%
 MUNICIPAL BOND FUND      5.75%    5.08%     33.99%   32.07%    119.29%  116.15%
 CALIFORNIA TAX-FREE      5.73%    4.98%     38.22%   35.86%    123.65%  119.84%
 FUND

For the following Funds, the total returns, expressed as a percentage, for the one-year, five-year and since initial public offering periods ended December 31, 1998 were as follows:


                                                    Since Initial
                    1 Year           5 Years+      Public Offering
                    ------           -------       ---------------
               Class A  Class B  Class A  Class B  Class A  Class B
               -------  -------  -------  -------  -------  -------
 NORTHWEST      2.87%    2.37%   82.98%   80.50%   144.06%  140.76%   (94 months)*
 FUND
 WASHINGTON     5.36%    4.55%   29.08%   27.04%    39.25%   37.05%   (69 months)**
 MUNICIPAL
 BOND FUND

+ Performance reported for the 5-year period ending December 31, 1998 unless otherwise noted.

 * Inception of Fund February 7, 1991.
** Inception of Fund March 18, 1993.

For the following Funds, the total returns, expressed as a percentage, for the one-year and since initial public offering periods ended December 31, 1998 were as follows:




                                               Since Initial
                           1 Year             Public Offering
                           ------             ---------------
                      Class A    Class B     Class A     Class B
                      -------    -------     -------     -------
 BALANCED FUND         12.06%     11.30%      45.11%      42.50%  (35 months)***
 INTERNATIONAL         13.68%     12.66%      35.35%      32.80%  (35 months)***
 FUND
 SMALL COMPANY FUND   (21.96)%   (22.67)%     20.20%      17.95%  (35 months)***

                                          71


 U.S. VALUE FUND       11.79%     11.18%      31.06%      29.67%  (20 months)****
 MANAGED BOND FUND      7.87%      6.67%      32.42%      29.65%  (58 months)*****



  *** Inception of Fund January 31, 1996.
 **** Inception of Fund April 30, 1997.
***** Inception of Fund February 28, 1994.

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-, five- and ten-year periods ended December 31, 1998 were as follows:

                             1 Year             5 Years            10 Years
                             ------             -------            --------
                         Class A  Class B   Class A  Class B   Class A  Class B
                         -------  -------   -------  -------   -------  -------
 GROWTH FUND             $10,447  $10,338   $23,830  $23,397   $46,526  $45,680
 EQUITY FUND             $12,477  $12,316   $26,537  $25,994   $60,280  $59,047
 INCOME FUND             $10,538  $10,503   $21,246  $20,991   $34,956  $34,538

For the Northwest Fund, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year, five-year, and since initial public offering (94 months) periods ended December 31, 1998 were as follows:

                                                            Since Initial
                         1 Year             5 Years        Public Offering
                         ------             -------        ---------------
                    Class A  Class B  Class A   Class B   Class A    Class B
                    -------  -------  -------   -------   -------    --------
 NORTHWEST FUND     $10,287  $10,237  $18,298   $18,050   $24,406    $24,076  (94 months)*

*  Inception of Fund February 7, 1991.

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year and since initial public offering periods ended December 31, 1998 were as follows:

                                            Since Initial
                           1 Year          Public Offering
                           ------          ---------------
                      Class A   Class B   Class A   Class B
                      -------   -------   -------   -------
 BALANCED FUND        $11,206   $11,131   $14,511   $14,250      (20 months)***
 INTERNATIONAL FUND   $11,368   $11,266   $13,535   $13,280      (35 months)***
 SMALL COMPANY FUND   $ 7,804    $7,733   $12,020   $11,795      (35 months)***
 U.S. VALUE FUND      $11,179   $11,118   $13,106   $12,967      (20 months)****

 *** Inception of Fund January 31, 1996.
**** Inception of Fund April 30, 1997.

For the following Funds, the average annual total returns for the one-, five- and ten-year periods ended December 31, 1998 were as follows:

                             1 Year             5 Years            10 Years
                             ------             -------            --------
                        Class A  Class B   Class A  Class B   Class A  Class B
                        -------  -------   -------  -------   -------  -------
 GROWTH FUND              4.47%    3.38%    18.97%   18.53%    16.62%   16.41%
 EQUITY FUND             24.77%   23.16%    21.55%   21.05%    19.68%   19.43%
 INCOME FUND              5.38%    5.03%    16.27%   15.99%    13.33%   13.20%
 INTERMEDIATE-TERM        9.08%    8.30%     5.88%    5.56%     7.75%    7.58%
 U.S. TREASURY FUND
 HIGH-YIELD BOND FUND     4.32%    3.39%     7.92%    7.59%     9.07%    8.90%
 MUNICIPAL BOND FUND      5.75%    5.08%     6.03%    5.72%     8.17%    8.01%
 CALIFORNIA TAX-FREE      5.73%    4.98%     6.69%    6.32%     8.38%    8.20%
 FUND

For the following Funds, the average annual total returns for the one-year, five-year, and since initial public offering periods ended December 31, 1998 were as follows:


                                                    Since Initial
                    1 Year           5 Years       Public Offering
                    ------           -------       ---------------
               Class A  Class B  Class A  Class B  Class A  Class B
               -------  -------  -------  -------  -------  -------
 NORTHWEST     2.87%    2.37%     12.84%   12.54%   12.06%   11.87%  (94 months)*
 FUND
 WASHINGTON    5.36%    4.55%      5.24%    4.90%    5.93%    5.63%  (69 months)**
 MUNICIPAL
 BOND FUND

  * Inception of Fund February 7, 1991.
 ** Inception of Fund March 18, 1993.

For the following Funds, the average annual total returns for the one-year and since initial public offering periods ended December 31, 1998 were as follows:

                                             Since Initial
                            1 Year          Public Offering
                            ------          ---------------
                      Class A    Class B   Class A  Class B
                      -------    -------   -------  -------
 BALANCED FUND         12.06%     11.30%   13.62%    12.91%      (35 months)***
 INTERNATIONAL FUND    13.68%     12.66%   10.94%    10.22%      (35 months)***
 SMALL COMPANY FUND  (21.96)%   (22.67)%    6.51%     5.82%      (35 months)***
 U.S. VALUE FUND       11.79%     11.18%   17.62%    16.87%      (20 months)****
 MANAGED BOND FUND      7.87%      6.67%    5.98%     5.52%      (58 months)*****

   ** Inception of Fund March 18, 1993.
  *** Inception of Fund January 31, 1996.
 **** Inception of Fund April 30, 1997.
***** Inception of Fund February 28, 1994.

YIELD AND EFFECTIVE YIELD

For the following Funds, the yields for the 30-day period ended December 31, 1998 were as follows:

                                               Class A             Class B
                                               -------             -------
 INTERMEDIATE TREASURY FUND                     3.22%               2.68%
 HIGH-YIELD FUND                                7.79%               7.20%
 MANAGED BOND FUND                              2.92%               2.66%

For the following Funds, the yield and tax-equivalent yield at the maximum federal tax rate of 39.6% for the 30-day period ended December 31, 1998 at the maximum federal tax rate of 39.6% were as follows:

                                       Yield             Tax-Equivalent Yield
                                       -----             --------------------
                                 Class A     Class B      Class A     Class B
                                 -------     -------      -------     -------
 MUNICIPAL BOND FUND              3.61%       3.16%        5.98%       5.23%
 WASHINGTON   MUNICIPAL  BOND     2.49%       2.04%        4.12%       3.38%
 FUND
 CALIFORNIA  TAX-FREE  INCOME     3.49%       3.04%        6.37%       5.55%
 FUND*

* maximum combined federal and California tax rates of 45.2%

For the Money Market Fund, the yield and effective yield at the maximum federal tax rate of 39.6% for the 7-day period ended December 31, 1998 were as follows:

                                        Yield               Effective Yield
                                        -----               ----------------
                                 Class A     Class B      Class A     Class B
                                 -------     -------      -------     -------
 MONEY MARKET FUND                4.62%       4.27%        4.73%       4.36%


CALCULATIONS

The total return, expressed as a percentage, is computed using the following formula:

       ERV-P
T =    -----   x 100
         P

The total return, expressed in dollars, is computed using the following formula:

               n
     T = P(1+A)

The average annual total return is computed using the following formula:

                        n
          A = (root ERV/P - 1)  x 100

Where:    T =  total return

          A =  average annual total return

          n =  number of years

        ERV = ending redeemable value of a hypothetical investment of $1,000 at the end of a specified period of time

          P = a hypothetical initial investment of $1,000 or $10,000 (when total return is expressed in dollars)

In making the above calculation, all dividends and capital gain distributions are assumed to be reinvested at the respective Fund's NAV on the reinvestment date, and the maximum sales charge, if any, for each class is applied.

Yield for the Intermediate-Term U.S. Treasury Fund, High-Yield Bond Fund, Managed Bond Fund and Tax-Exempt Bond Funds is computed using the following formula:

                                    a-b    6
                       Yield =  2[( --- +1)  - 1]
                                    cd

Where:    a =  dividends and interest earned during the period

          b =  expenses accrued for the period (net of reimbursements)

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends

          d = the maximum offering price per share on the last day of the period

TOTAL RETURNS AND AVERAGE TOTAL RETURNS (Standard returns reflecting sales charges)

For the following funds, the total returns, expressed as a percentage, for the one-, five- and ten-year periods ended December 31, 1998 were as follows:

                            1 Year             5 Years             10 Years
                            ------             -------             --------
                        Class A  Class B    Class A  Class B    Class A  Class B
                        -------  -------    -------  -------    -------  -------
 GROWTH FUND             (0.23)%  (1.62)%   127.58%  131.97%    344.32%  356.81%
 EQUITY FUND             19.16%   18.16%    153.42%  157.94%    475.67%  490.47%
 INCOME FUND              0.64%    0.03%    102.90%  107.92%    233.83%  245.37%
 INTERMEDIATE-TERM        4.17%    3.30%     27.05%   29.06%    101.37%  107.73%
 U.S. TREASURY FUND
 HIGH-YIELD FUND         (0.38)%  (1.61)%    39.03%   42.19%    127.48%  134.57%
 MUNICIPAL BOND FUND      0.99%    0.08%     27.96%   30.07%    109.42%  116.15%
 CALIFORNIA TAX-FREE      0.47%   (0.02)%    32.00%   33.86%    113.59%  119.84%
 FUND

For the following Funds, the total returns, expressed as a percentage, for the one-year, five-year and since initial public offering periods ended December 31, 1998 were as follows:


                                                    Since Initial
                    1 Year           5 Years+      Public Offering
                    ------           -------       ---------------
               Class A  Class B  Class A  Class B  Class A  Class B
               -------  -------  -------  -------  -------  -------
 NORTHWEST     (1.76)%  (2.63)%   74.74%   78.50%  133.07%  140.76%   (94 months)*
 FUND
 WASHINGTON     0.62%   (0.45)%   23.27%   25.04%   32.99%   36.05%   (69 months)**
 MUNICIPAL
 BOND FUND

+ Performance reported for the 5-year period ending December 31, 1998 unless otherwise noted.

 * Inception of Fund February 7, 1991.
** Inception of Fund March 18, 1993.

For the following Funds, the total returns, expressed as a percentage, for the one-year and since initial public offering periods ended December 31, 1998 were as follows:




                                               Since Initial
                           1 Year             Public Offering
                           ------             ---------------
                      Class A    Class B     Class A     Class B
                      -------    -------     -------     -------
 BALANCED FUND          7.02%      6.30%      38.58%      39.50%  (35 months)***
 INTERNATIONAL          8.56%      7.66%      29.26%      29.80%  (35 months)***
 FUND
 SMALL COMPANY FUND   (25.47)%   (26.54)%     14.79%      14.95%  (35 months)***

                                          76

 U.S. VALUE FUND        6.76%      6.18%      25.16%      25.67%  (20 months)****
 MANAGED BOND FUND      3.02%      1.67%      26.46%      27.65%  (58 months)*****



  *** Inception of Fund January 31, 1996.
 **** Inception of Fund April 30, 1997.
***** Inception of Fund February 28, 1994.

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-, five- and ten-year periods ended December 31, 1998 were as follows:


                             1 Year             5 Years            10 Years
                             ------             -------            --------
                         Class A  Class B   Class A  Class B   Class A  Class B
                         -------  -------   -------  -------   -------  -------
 GROWTH FUND             $ 9,977  $ 9,838   $22,758  $23,197   $44,432  $45,681
 EQUITY FUND             $11,916  $11,816   $25,342  $25,794   $57,567  $59,047
 INCOME FUND             $10,064  $10,003   $20,290  $20,792   $33,383  $34,537

For the Northwest Fund, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year, five-year, and since initial public offering (94 months) periods ended December 31, 1998 were as follows:

                                                            Since Initial
                         1 Year             5 Years        Public Offering
                         ------             -------        ---------------
                    Class A  Class B  Class A   Class B   Class A    Class B
                    -------  -------  -------   -------   -------    --------
 NORTHWEST FUND     $ 9,824  $ 9,737  $17,474   $17,850   $23,307    $24,076  (94 months)*

*  Inception of Fund February 7, 1991.

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year and since initial public offering periods ended December 31, 1998 were as follows:

                                            Since Initial
                           1 Year          Public Offering
                           ------          ---------------
                      Class A   Class B   Class A   Class B
                      -------   -------   -------   -------
 BALANCED FUND        $10,702   $10,650   $13,857   $13,950      (20 months)***
 INTERNATIONAL FUND   $10,856   $10,766   $12,926   $12,980      (35 months)***
 SMALL COMPANY FUND   $ 7,453   $ 7,346   $11,479   $11,495      (35 months)***
 U.S. VALUE FUND      $10,676   $10,618   $12,516   $12,567      (20 months)****

 *** Inception of Fund January 31, 1996.
**** Inception of Fund April 30, 1997.

For the following Funds, the average annual total returns for the one-, five- and ten-year periods ended December 31, 1998 were as follows:

                             1 Year             5 Years            10 Years
                             ------             -------            --------
                        Class A  Class B   Class A  Class B   Class A  Class B
                        -------  -------   -------  -------   -------  -------
 GROWTH FUND             (0.23)%  (1.62)%   17.88%   18.33%    16.08%   16.41%
 EQUITY FUND             19.16%   (1.61)%   20.44%   15.77%    19.13%   19.43%
 INCOME FUND              0.64%    0.03%    15.20%   20.87%    12.81%   13.20%
 INTERMEDIATE-TERM        0.38%   18.16%     4.90%    5.23%     7.25%    7.58%
 U.S. TREASURY FUND
 HIGH-YIELD BOND FUND    (0.38)%  (1.61)%    6.94%    7.29%     8.57%    8.90%
 MUNICIPAL BOND FUND      0.99%    0.08%     5.05%    5.90%     7.67%    8.01%
 CALIFORNIA TAX-FREE      0.97%   (0.02)%    5.71%    6.01%     7.88%    8.20%
 FUND

For the following Funds, the average annual total returns for the one-year, five-year, and since initial public offering periods ended December 31, 1998 were as follows:


                                                    Since Initial
                    1 Year           5 Years       Public Offering
                    ------           -------       ---------------
               Class A  Class B  Class A  Class B  Class A  Class B
               -------  -------  -------  -------  -------  -------
 NORTHWEST     (1.76)%  (2.63)%  11.81%   12.29%   11.41%   11.87%  (94 months)*
 FUND
 WASHINGTON     0.62%   (0.45)%   4.27%    4.57%    5.08%    5.50%  (69 months)**
 MUNICIPAL
 BOND FUND

  * Inception of Fund February 7, 1991.
 ** Inception of Fund March 18, 1993.

For the following Funds, the average annual total returns for the one-year and since initial public offering periods ended December 31, 1998 were as follows:

                                             Since Initial
                            1 Year          Public Offering
                            ------          ---------------
                      Class A    Class B   Class A  Class B
                      -------    -------   -------  -------
 BALANCED FUND         7.02%       6.30%    11.84%   12.09%      (35 months)***
 INTERNATIONAL FUND    8.56%       7.66%     9.20%    9.36%      (35 months)***
 SMALL COMPANY FUND  (25.47)%    (26.54)%    4.84%    4.89%      (35 months)***
 U.S. VALUE FUND       6.76%       6.18%    14.41%   14.69%      (20 months)****
 MANAGED BOND FUND     3.02%       1.67%     4.98%    5.18%      (58 months)*****

   ** Inception of Fund March 18, 1993.
  *** Inception of Fund January 31, 1996.
 **** Inception of Fund April 30, 1997.
***** Inception of Fund February 28, 1994.

Yield for the Money Market Fund is computed using the following formula:

                              (x-y)-z                          365
                    Yield = [ ------- ] = Base Period Return x ---
                                 y                              7

Where:         x =       value of one share at the end of a 7-day period

               y =       value of one share at the beginning of a 7-day period
                         ($1.00)

               z =       capital changes during the 7-day period, if any

Effective yield is computed using the following formula:

          Effective yield = [(Base Period Return + 1) 365/7] -1

Tax-equivalent yield is computed using the following formula:

                               eg
     Tax-equivalent yield = [ ----- ] + [e (1-g)]
                              (1-f)

Where:         e =       yield as calculated above

               f =       tax rate

               g =       percentage of yield which is tax-free

During periods of declining interest rates, the Money Market Fund's yield based on amortized cost may be higher than the yield based on market valuations.
Under these circumstances, a shareholder in the Money Market Fund would be able to obtain a somewhat higher yield than would result if the Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

In addition to performance figures, the Funds may advertise their rankings as calculated by independent rating services that monitor mutual funds' performance (E.G., CDA Investment Technologies, Lipper Analytical Services, Inc., Morningstar, Inc., and Wiesenberger Investment Companies Service). These rankings may be among mutual funds with similar objectives and/or size or with mutual funds in general, and may be based on relative performance during periods deemed by the rating services to be representative of up and down markets. In addition, the Funds may advertise rankings which are in part based upon subjective criteria developed by independent rating services to measure relative performance. Such criteria may include methods to account for levels of risk and potential tax liability, sales commissions and expense and turnover ratios. These rating services may also base the measure of relative performance on time periods deemed by them to be representative of up and down markets. The Funds may also describe in their advertisements the methodology used by the rating services to arrive at Fund ratings. In addition, the Funds may also advertise individual measurements of Fund performance published by the rating services, including, but not limited to: a Fund's beta, standard deviations, and price earnings ratio.

The Funds may occasionally reproduce articles or portions of articles about the Funds written by independent third parties such as financial writers, financial planners and financial analysts, which have appeared in financial publications of general circulation or financial newsletters (including but not limited to BARRONS, BUSINESS WEEK, FABIANS, FORBES, FORTUNE, INVESTOR'S BUSINESS DAILY, KIPLINGER'S, MONEY Magazine, MORNINGSTAR MUTUAL FUNDS, MUTUAL FUNDS FORECASTER, MUTUAL FUNDS Magazine, NEWSWEEK, NO-LOAD FUNDS Magazine, NO-LOAD FUND INVESTOR, NO-LOAD FUNDS X, PENSIONS & INVESTMENTS, RUKEYSER'S MUTUAL FUNDS, TELESWITCH, TIME Magazine, U.S. NEWS AND WORLD REPORT, YOUR MONEY AND THE WALL STREET JOURNAL).

Each Fund may present in its advertisements and sales literature (i) a biography or the credentials of its portfolio manager (including but not limited to educational degrees, professional designations, work experience, work responsibilities and outside interests), (ii) current facts (including but not limited to number of employees, number of shareholders, business characteristics) about its investment advisor (SAM) or any sub-investment adviser, the investment advisor's parent company (SAFECO Corporation) or the parent company of any sub-investment advisor, or the SAFECO Family of Funds,
(iii) descriptions, including quotations attributable to the portfolio manager, of the investment style used to manage a Fund's portfolio, the research methodologies underlying securities selection and a Fund's investment objective and (iv) information about particular securities held in a Fund's portfolio.

From time to time, each Fund may discuss its performance in relation to the performance of relevant indices and/or representative peer groups. Such discussions may include how a Fund's investment style (including but not limited to portfolio holdings, asset types, industry/sector weightings and the purchase and sale of specific securities) contributed to such performance.

In addition, each Fund may comment on the market and economic outlook in general, on specific economic events, on how these conditions have impacted its performance and on how the portfolio manager will or has addressed such conditions. Each Fund also may provide information on how much certain investments would return over time.

Each Stock Fund may compare its performance against the following unmanaged indices that (unless otherwise noted in the advertisement) assume reinvestment of dividends:

     AMEX (AMERICAN STOCK EXCHANGE) MAJOR MARKET INDEX -Price-weighted (high priced issues have more influence than low-priced issues) average of 20 Blue Chip stocks.

     DOW JONES INDUSTRIAL AVERAGE - Price weighted average of 30 actively-traded Blue Chip stocks.

     NASDAQ PRICE INDEX - Market value weighted (impact of a component's price change is proportionate to the overall market value of the issue) index of approximately 3500 over-the-counter stocks traded on the Nasdaq.

     S & P 500 COMPOSITE STOCK PRICE INDEX - Market value weighted index of 500 stocks, most of which are listed on the New York Stock Exchange with some listed on the American Stock Exchange and Nasdaq.

     WILSHIRE 5000 EQUITY INDEX - Market value weighted index of approximately 5000 stocks including all stocks on the New York and American Exchanges.

     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX - Market value weighted index of approximately 1200 companies located throughout the world.

     RUSSELL 2000 INDEX - The 2000 smallest firms in the Russell 3000 Index which is composed of the 3000 largest companies in the United States as measured by capitalization.

Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

-    costs associated with aging parents;

-    funding a college education (including its actual and estimated cost);

-    health care expenses (including actual and projected expenses);

- long-term disabilities (including the availability of, and coverage provided by, disability insurance); and

- retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in bond funds.

Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in a Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

INFORMATION ON DIVIDENDS FOR THE MONEY MARKET FUND

Because the Money Market Fund intends to hold its portfolio securities to maturity and expects that most of its portfolio securities will be valued at their amortized cost, realized gains or losses should not be a significant factor in the computation of net income. If, however, in an unusual circumstance, the Money Market Fund experiences a realized gain or loss, shareholders of that Fund could receive an increased, reduced, or no dividend for a period of time. In such an event, the Money Market Trust's Board of Trustees would consider whether to adhere to its present dividend policy or to revise it in light of the then-prevailing circumstances.

MANAGEMENT OF THE FUNDS

The Boards of Trustees have overall responsibility for the operation of the Funds. Pursuant to such responsibility, the Board of Trustees has approved contracts with various organizations to provide among other things, day to day management services required by each Fund.

TRUSTEES AND OFFICERS

                               Position(s) Held               Principal Occupations(s)
 Name, Address and Age          with the Trusts                  During Past 5 Years
 ---------------------          ---------------                  -------------------
 Boh A. Dickey*              Chairman and Trustee           President, Chief Operating
 SAFECO Plaza                                               Officer, and Director of SAFECO
 Seattle, WA  98185                                         Corporation.  Previously,
 (54)                                                       Executive Vice President and
                                                            Chief Financial Officer.  He has
                                                            been an executive officer of
                                                            SAFECO Corporation subsidiaries
                                                            since 1982.  See table under
                                                            "Investment Advisory and Other
                                                            Services."

                                          82

                                Position(s) Held             Principal Occupations(s)
 Name, Address and Age           with the Trusts                During Past 5 Years
 ---------------------           ---------------                -------------------
 Barbara J. Dingfield         Trustee                      Director of Community Affairs
 Microsoft Corporation                                     for Microsoft Corporation,
 One Microsoft Way                                         Redmond, Washington, a computer
 Redmond, WA  98052                                        software company; former
 (53)                                                      Director and Executive Vice
                                                           President of Wright Runstad &
                                                           Co., Seattle, Washington, a real
                                                           estate development company;
                                                           Director of First SAFECO
                                                           National Life Insurance Company
                                                           of New York; Board Chair of
                                                           United Way of King County; Board
                                                           of Managers of Swarthmore
                                                           College.

 David F. Hill*               President                    President of SAFECO Securities,
 10865 Willows Road NE        Trustee                      Inc. and SAFECO Services
 Redmond, WA  98052                                        Corporation; Senior Vice
 (50)                                                      President of SAFECO Asset
                                                           Management Company.  See table
                                                           under "Investment Advisory and
                                                           Other Services."

 Richard W. Hubbard*          Trustee                      Retired Vice President and
 1270 NW Blakely Ct.                                       Treasurer of the Trust and other
 Seattle, WA   98177                                       SAFECO Trusts; retired Senior
 (69)                                                      Vice President and Treasurer of
                                                           SAFECO Corporation; former
                                                           President of SAFECO Asset
                                                           Management Company; Director of
                                                           First SAFECO National Life
                                                           Insurance Company of New York;
                                                           Member of Diocese of Olympia
                                                           Investment Committee.

 Richard E. Lundgren          Trustee                      Director of Marketing and
 764 S. 293rd Street                                       Customer Relations, Building
 Federal Way, WA                                           Materials Distribution,
 98032                                                     Weyerhaeuser Company, Tacoma,
 (61)                                                      Washington; Director of First
                                                           SAFECO National Life Insurance
                                                           Company of New York.

                                          83

                               Position(s) Held               Principal Occupations(s)
 Name, Address and Age          with the Trusts                  During Past 5 Years
 ---------------------          ---------------                  -------------------
 Larry L. Pinnt              Trustee                        Retired Vice President and Chief
 1600 Bell Plaza,                                           Financial Officer U.S. WEST
 Room 1802                                                  Communications, Seattle,
 Seattle, WA  98191                                         Washington; Chairman of
 (64)                                                       University of Washington Medical
                                                            Center Board, Seattle,
                                                            Washington; Director of Cascade
                                                            Natural Gas Corporation,
                                                            Seattle, Washington; Director of
                                                            First SAFECO National Life
                                                            Insurance Company of New York;
                                                            and a Treasurer of Cancer Care
                                                            Alliance, Seattle, Washington.

 John W. Schneider           Trustee                        President and sole owner of
 1808 N. 41st St.                                           Wallingford Group, Inc.,
 Seattle, WA  98103                                         Seattle, Washington; former
 (57)                                                       President of Emerald Development
                                                            Group, Inc., Seattle,
                                                            Washington; Director of First
                                                            SAFECO National Life Insurance
                                                            Company of New York.

 Neal Fuller                 Vice President                 Vice President, Controller,
 10865 Willows Road NE       Controller                     Assistant Secretary and
 Redmond, WA  98052          Assistant Secretary            Treasurer of SAFECO Securities,
 (36)                                                       Inc. and SAFECO Services
                                                            Corporation; Vice President,
                                                            Controller, Secretary and
                                                            Treasurer of SAFECO Asset
                                                            Management Company.  See table
                                                            under "Investment Advisory and
                                                            Other Services."

 Ronald L. Spaulding         Vice President                 Chairman of SAFECO Asset
 Two Union Square            Treasurer                      Management Company; Treasurer
 Sixth Avenue and                                           and Chief Investment Officer of
 Union Street                                               SAFECO Corporation; Vice
 Seattle, WA  98101                                         President of SAFECO Insurance
 (55)                                                       Companies; Director, Vice
                                                            President and Treasurer of First
                                                            SAFECO National Life Insurance
                                                            Company of New York; former
                                                            Senior Portfolio Manager of
                                                            SAFECO insurance companies and
                                                            Portfolio Manager for SAFECO
                                                            mutual funds.  See table under
                                                            "Investment Advisory and Other
                                                            Services."

                                          84

                               Position(s) Held              Principal Occupations(s)
 Name, Address and Age          with the Trusts                 During Past 5 Years
 ---------------------          ---------------                 -------------------
 David H. Longhurst          Assistant Controller          Assistant Controller of SAFECO
 10865 Willows Road NE                                     Securities, Inc., SAFECO
 Redmond, WA   98052                                       Services Corporation and SAFECO
 (41)                                                      Asset Management Company; former
                                                           Accounting Manager of SAFECO
                                                           Asset Management Company; former
                                                           Senior Manager with Ernst &
                                                           Young LLP, an independent
                                                           accounting firm.

 Stephen D. Collier          Assistant Secretary           Assistant Secretary of SAFECO
 SAFECO Plaza                                              Asset Management Company, SAFECO
 4333 Brooklyn Ave.,                                       Securities, Inc. and SAFECO
 NE                                                        Services Corporation. He has
 Seattle, WA 98105                                         been an executive officer of
 (46)                                                      SAFECO Corporation and
                                                           subsidiaries since 1991.

*Trustees who are interested persons as defined by the 1940 Act.

   Each Trustee and officer holds the same position(s) with one other registered open-end management investment company that has six series managed by SAM.

                      COMPENSATION TABLE FOR CURRENT TRUSTEES
                    FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                                                                             Total
                                                      Pension or             Compensation
                                                      Retirement             From
                                                      Benefits   Estimated   Registrant
                                        Aggregate     Accrued As Annual      and Fund
                                        Compensation  Part of    Benefits    Complex
                                        from          Fund       Upon        Paid to
 Trustee       Trust                    Registrant    Expenses   Retirement  Trustees
 -------       -----                    ----------    --------   ----------  --------
 BOH A.        Common Stock                 N/A          N/A        N/A
 DICKEY        Taxable Bond                 N/A          N/A        N/A
               Tax-Exempt Bond              N/A          N/A        N/A
               Managed Bond                 N/A          N/A        N/A
               Money Market                 N/A          N/A        N/A
               Total Compensation                                            $0

 BARBARA J.    Common Stock               $11,026        N/A        N/A
 DINGFIELD     Taxable Bond                $3,250        N/A        N/A
               Tax-Exempt Bond             $5,832        N/A        N/A
               Managed Bond                $1,033        N/A        N/A
               Money Market                $2,339        N/A        N/A
               Total Compensation                                            $30,375

 DAVID F.      Common Stock                 N/A          N/A        N/A
 HILL          Taxable Bond                 N/A          N/A        N/A
               Tax-Exempt Bond              N/A          N/A        N/A
               Managed Bond                 N/A          N/A        N/A
               Money Market                 N/A          N/A        N/A
               Total Compensation                                            $0

 RICHARD W.    Common Stock               $10,345        N/A        N/A
 HUBBARD       Taxable Bond                $3,050        N/A        N/A
               Tax-Exempt Bond             $5,472        N/A        N/A
               Managed Bond                  $969        N/A        N/A
               Money Market                $2,195        N/A        N/A
               Total Compensation                                            $28,500

 RICHARD E.    Common Stock               $11,026        N/A        N/A
 LUNDGREN      Taxable Bond                $3,250        N/A        N/A
               Tax-Exempt Bond             $5,832        N/A        N/A
               Managed Bond                $1,033        N/A        N/A
               Money Market                $2,339        N/A        N/A
               Total Compensation                                            $30,375

                                          86

 LARRY L.      Common Stock               $11,026        N/A        N/A
 PINNT         Taxable Bond                $3,250        N/A        N/A
               Tax-Exempt Bond             $5,832        N/A        N/A
               Managed Bond                $1,033        N/A        N/A
               Money Market                $2,339        N/A        N/A
               Total Compensation                                            $30,375

 JOHN W.       Common Stock               $11,026        N/A        N/A
 SCHNEIDER     Taxable Bond                $3,250        N/A        N/A
               Tax-Exempt Bond             $5,832        N/A        N/A
               Managed Bond                $1,033        N/A        N/A
               Money Market                $2,339        N/A        N/A
               Total Compensation                                            $30,375



At February 1, 1999, the Trustees and officers of each Trust as a group owned less than 1% of the outstanding shares of each Fund.

Mr. Dickey and Mr. Hill are officers of various SAFECO companies and are not compensated by the Trusts. Similarly, the officers of the Trusts receive no compensation for their services as officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trusts are compensated by the Trusts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS

At March 31, 1999, SAM controlled the International, Balanced, U.S. Value and Managed Bond Funds. At March 31, 1999, SAFECO Insurance Company of America ("SAFECO Insurance") controlled the Intermediate-Term U.S. Treasury Fund and Washington Municipal Bond Fund. Each of SAM and SAFECO Insurance is a corporation organized under the laws of the State of Washington.

At March 31, 1999, SAM owned 27.10% of the Balanced Fund's outstanding shares; 35.00% of the International Fund's outstanding shares; 54.81% of the U.S. Value Fund's outstanding shares; and 46.94% of the Managed Bond Fund's outstanding shares. At March 31, 1999, SAFECO Insurance owned 22.46% of the Intermediate-Term U.S. Treasury Fund's outstanding shares and SAFECO Trust Omnibus Account, whose address of record is P.O. Box 34730, Seattle, WA 98124, owned 7.10% of the Intermediate Term U.S. Treasury Fund's outstanding shares. Both SAFECO Insurance and SAFECO Trust Omnibus Account are under the common control of SAFECO Corporation for a total control of 29.56% of the Intermediate-Term U.S. Treasury Fund's outstanding shares. At March 31, 1999, SAFECO Insurance owned 67.95% of the Washington Municipal Bond Fund's outstanding shares.

At March 31, 1999, Charles Schwab & Co., Inc., whose address of record is 101 Montgomery St., San Francisco, CA 94104, held of record 29.81% of the Growth Fund's outstanding shares; 27.41% of the Equity Fund's outstanding shares; and 29.15% of the California Tax-Free Income Fund's outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares. No Fund is aware of any Schwab customer that beneficially owned 5% or more of its outstanding shares.

SAM, SAFECO Insurance and SAFECO Trust Company are Washington corporations and wholly owned subsidiaries of SAFECO Corporation. SAFECO Corporation is a Washington corporation and a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses. SAM has its principal place of business at 25th Floor, Two Union Square, Seattle, WA 98101. Each of SAFECO Insurance and SAFECO Corporation has its principal place of business at SAFECO Plaza, Seattle, WA 98185.

Principal shareholders of a Fund may control the outcome of a shareholder vote. However, on each proposal or sub-proposal, SAM, SAFECO Insurance Company of America or other companies under common control with these entities will vote shares of each Fund that it owns pro rata in accordance with the vote cast by shareholders of the applicable Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information provided to the Funds or contained in filings with the SEC regarding the beneficial ownership of shares of each Fund as of March 31, 1999 by each person who is known by each Fund to own beneficially, or exercise control or direction over, 5% or more of the outstanding shares of each Fund.



GROWTH FUND

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 National Financial Services Corp.
 for the Exclusive Benefit of Our
 Customers                                 5,992,803             11.07%
 Attn.:  Mutual Funds Dept. 5th Fl.
 200 Liberty St., 1 World Financial
 Center
 New York, NY  10281-10003

 Charles Schwab & Co. Inc.
 Exclusive Benefit of Its Customers
 Attn:  Mutual Fund Department            16,135,578             29.81%
 101 Montgomery Street
 San Francisco CA  94104-4122

                                          88

EQUITY FUND

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 Charles Schwab & Co. Inc.
 Exclusive Benefit of Its Customers       25,306,887             27.41%
 Attn:  Mutual Fund Department
 101 Montgomery Street
 San Francisco CA  94104-4122

INCOME FUND

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 Charles Schwab & Co. Inc.
 Exclusive Benefit of Its Customers        1,818,381             11.42%
 Attn:  Mutual Fund Department
 101 Montgomery Street
 San Francisco CA  94104-4122

NORTHWEST FUND

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 Charles Schwab & Co. Inc.
 Exclusive Benefit of Its Customers          211,089              5.72%
 Attn:  Mutual Fund Department
 101 Montgomery Street
 San Francisco CA  94104-4122

 SAFECO Insurance Company of America
 SAFECO Plaza                                450,000             12.20%
 Seattle, WA  98185

BALANCED FUND

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 Safeco Asset Management Company             509,268             27.10%
 Two Union Square
 Sixth Avenue and Union Street
 Seattle, WA 98101

 Safeco Services Corporation
 Retirement Account                          133,668              7.11%
 Safeco T-13
 Seattle, WA  98185-0001

INTERNATIONAL FUND

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 Safeco Asset Management Company
 Two Union Square
 Sixth Avenue and Union Street               678,169             35.00%
 Seattle, WA 98101

                                          89

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 Norwest Bank Minnesota, N.A.,
 Trustee                                    414,884              21.41%
 SAFECO 401K Savings Plan
 510 Marquette, 5th and Marquette
 Minneapolis, MN 55479-0001


SMALL COMPANY FUND

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 National Financial Services Corp.
 for the Exclusive Benefit of Our           153,018               4.98%
 Customers
 200 Liberty Street, 1 World
 Financial
 Attn.:  Mutual Funds Dept. 5th Fl.
 New York, NY  10281-1003

 Charles Schwab & Co. Inc.
 Exclusive Benefit of Its Customers
 Attn:  Mutual Fund Department              495,743              16.12%
 101 Montgomery Street
 San Francisco CA  94104-4122

 Norwest Bank Minnesota, N.A.,
 Trustee                                    656,234              21.34%
 SAFECO 401K Savings Plan
 510 Marquette, 5th and Marquette
 Minneapolis, MN 55479-0001

U.S. VALUE FUND

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 Safeco Asset Management Company
 Two Union Square
 Sixth Avenue and Union Street              500,000              54.81%
 Seattle, WA 98101

 Charles Schwab & Co. Inc.
 Exclusive Benefit of Its Customers
 Attn:  Mutual Fund Department               78,425               8.60%
 101 Montgomery Street
 San Francisco CA  94104-4122

INTERMEDIATE-TERM U.S. TREASURY FUND

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 SAFECO Insurance Company of America
 SAFECO Plaza                               500,000              22.46%
 Seattle, WA  98185

 Safeco Trust Omnibus Account
 P.O. Box 34730                             157,989               7.10%
 Seattle, WA  98124-1730

                                          90

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 Charles Schwab & Co. Inc.
 Exclusive Benefit of Its Customers
 Attn:  Mutual Fund Department              201,983               9.07%
 101 Montgomery Street
 San Francisco CA  94104-4122

HIGH-YIELD FUND

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 Charles Schwab & Co. Inc.
 Exclusive Benefit of Its Customers       2,039,900              20.47%
 Attn:  Mutual Fund Department
 101 Montgomery Street
 San Francisco CA  94104-4122

MANAGED BOND FUND

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 Safeco Asset Management Company
 Two Union Square                           452,103              46.94%
 Sixth Avenue and Union Street
 Seattle, WA 98101

 Christa Ministries
 William Brown V.P. Finance                 106,631              11.07%
 P.O. Box 330303
 Seattle, WA  98133-9703

CALIFORNIA TAX-FREE INCOME FUND

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 Charles Schwab & Co. Inc.
 Exclusive Benefit of Its Customers
 Attn:  Mutual Fund Department            2,720,441              29.15%
 101 Montgomery Street
 San Francisco CA  94104-4122

WASHINGTON MUNICIPAL BOND FUND

 NAME OF BENEFICIAL OWNER              NUMBER OF SHARES      PERCENT OF FUND
 ------------------------              ----------------      ---------------
 SAFECO Insurance Company of America
 SAFECO Plaza                               502,372              67.95%
 Seattle, WA  98185

 William A. Helsell
 10653 Culpepper Ct. N.W.                    51,436               6.96%
 Seattle, WA  98177-5319

INVESTMENT ADVISORY AND OTHER SERVICES

SAM, SAFECO Securities, Inc. ("SAFECO Securities") and SAFECO Services Corporation ("SAFECO Services") are wholly owned subsidiaries of SAFECO Corporation. SAFECO Securities is the principal underwriter of each Fund and SAFECO Services is the transfer, dividend and distribution disbursement and shareholder servicing agent of each Fund.

With respect to the International Fund, SAM has a sub-advisory agreement with Bank of Ireland Asset Management (U.S.) Limited ("Sub-Advisor"). The Sub-Advisor has its headquarters at 26 Fitzwilliam Place, Dublin, Ireland, and its U.S. office at 2 Greenwich Plaza, Greenwich, Connecticut. The Sub-Advisor is a direct, wholly owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm) that is located at 26 Fitzwilliam Place, Dublin, Ireland. The Sub-Advisor is an indirect, wholly owned subsidiary of Bank of Ireland (a holding company whose primary subsidiaries are engaged in banking, insurance, securities and related financial services), which is located at Lower Baggot Street, Dublin, Ireland.

The following individuals have the following positions and offices with the Trusts, SAM, SAFECO Securities and SAFECO Services:

                                                 SAFECO          SAFECO
 Name            Trusts          SAM             Securities      Services
 ----            ------          ---             ----------      --------
 B. A. Dickey    Chairman                                        Director
                 Trustee

 D.F. Hill       President       Senior Vice     President       President
                 Trustee         President       Director        Director
                                 Director        Secretary       Secretary

 N.A. Fuller     Vice President  Vice President  Vice-President  Vice President
                 Controller      Controller      Controller      Controller
                 Assistant       Secretary       Assistant       Assistant
                 Secretary       Treasurer       Secretary       Secretary
                                                 Treasurer       Treasurer

 R.L. Spaulding  Vice President  Chairman        Director        Director
                 Treasurer       Director

 S.C. Bauer                      President
                                 Director

 D.H. Longhurst  Assistant       Assistant       Assistant       Assistant
                 Controller      Controller      Controller      Controller

                                          92

                                                 SAFECO          SAFECO
 Name            Trusts          SAM             Securities      Services
 ----            ------          ---             ----------      --------
 S.D. Collier    Assistant       Assistant       Assistant       Assistant
                 Secretary       Secretary       Secretary       Secretary

Mr. Dickey is President, Chief Operating Officer and a Director of SAFECO Corporation and Mr. Spaulding is the Treasurer and a Vice President of SAFECO Corporation. Messrs. Dickey and Spaulding are also Directors of other SAFECO Corporation subsidiaries.

In connection with its investment advisory contract with each Trust, SAM furnishes or pays for all facilities and services furnished or performed for or on behalf of each Trust and each Fund, which includes furnishing office facilities, books, records and personnel to manage each Trust's and each Fund's affairs and paying certain expenses.

The Trust Instrument of each Trust provides that each Trust will indemnify its Trustees and its officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless it is adjudicated that they engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined -- by a court or other body approving the settlement, by a majority of a quorum of Trustees who are neither interested persons of the Trust nor are parties to the proceeding, based upon a review of readily available facts (rather than a trial-type inquiry), or in a written opinion of independent counsel -- that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

SAM also serves as the investment advisor for other investment companies in addition to the Funds. Several of these investment companies have investment objectives similar to those of certain Funds. It is therefore possible that the same securities will be purchased for both a Fund and another investment company advised by SAM. When two or more Funds advised by SAM are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by the officers of the Funds involved to be equitable to each Fund. It is expected that the opportunity to participate in volume transactions will produce better executions and prices for a Fund, generally. In some cases, the price of a security allocated to one Fund may be higher or lower than the price of a security allocated to another Fund.

For the services and facilities furnished by SAM, each Fund has agreed to pay an annual fee computed on the basis of the average market value of the net assets of each Fund ascertained each business day and paid monthly in accordance with the following schedules. The reduction in fees occurs only at such time as the respective Fund's net assets reach the dollar amounts of the break points and applies only to those assets that fall within the specified range. Each Fund bears all expenses of its operations not specifically assumed by SAM.

--------------------------------------------------------------------------------
               FUND                                     FEE
               ----                                     ---
--------------------------------------------------------------------------------
 Growth, Equity, Income,         Net Assets                         Annual Fee
 Northwest, Balanced
 and U.S. Value                  $0 - $250,000,000                     .70 of 1%

                                 $250,000,001 - $750,000,000           .65 of 1%

                                 $750,000,001 - $1,250,000,000         .60 of 1%

                                 Over $1,250,000,000                   .55 of 1%
--------------------------------------------------------------------------------
 International*                  $0 - $250,000,000                    1.00 of 1%

                                 $250,000,001 - $750,000,000           .90 of 1%

                                 Over $750,000,000                     .80 of 1%
--------------------------------------------------------------------------------
 Small Company                   $0 - $250,000,000                     .75 of 1%

                                 $250,000,001 - $750,000,000           .70 of 1%

                                 Over $750,000,001 -                   .65 of 1%
                                 $1,250,000,000

                                 Over $1,250,000,000                   .60 of 1%
--------------------------------------------------------------------------------
 Intermediate-Term U.S.          $0 - $250,000,000                     .55 of 1%
 Treasury
                                 $250,000,001 - $750,000,000           .50 of 1%

                                 $750,000,001 - $1,250,000,000         .45 of 1%

                                 Over $1,250,000,000                   .40 of 1%
--------------------------------------------------------------------------------
 High Yield                      $0 - $250,000,000                     .65 of 1%

                                 $250,000,001 - $750,000,000           .55 of 1%

                                 Over $750,000,000                     .50 of 1%

                                          94

--------------------------------------------------------------------------------
               FUND                                     FEE
               ----                                     ---
--------------------------------------------------------------------------------
 Managed Bond                    $0 - $750,000,000                    .50 of 1%

                                 $750,000,001 - $1,250,000,000        .45 of 1%

                                 Over $1,250,000,000                  .40 of 1%
--------------------------------------------------------------------------------
 Municipal Bond, California      $0 - $250,000,000                    .50 of 1%
 Tax-Free Income and
 Washington Municipal Bond       $250,000,001 - $750,000,000          .45 of 1%

                                 Over $750,000,000                    .40 of 1%
--------------------------------------------------------------------------------
 Money Market                    $0 - $250,000,000                    .50 of 1%

                                 $250,000,001 - $750,000,000          .45 of 1%

                                 $750,000,001 - $1,250,000,000        .40 of 1%

                                 Over $1,250,000,000                  .35 of 1%
--------------------------------------------------------------------------------



     * Under the sub-advisory agreement between SAM and the Sub-Advisor, the Sub-Advisor is responsible for providing investment research and advice used to manage the investment portfolio of the International Fund. In return, SAM (and not the International Fund) pays the Sub-Advisor a fee in accordance with the schedule below:

              NET ASSETS                              ANNUAL FEE
      $0 - $50,000,000                                .60 of 1%

      $50,000,001 - $100,000,000                      .50 of 1%

      Over $100,000,000                               .40 of 1%

The following table states the total amounts of compensation paid by the following Funds to SAM for the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996, and the prior fiscal year:


                             FISCAL YEAR OR PERIOD ENDED
                             ---------------------------

                                          Three Month Period
               December 31,  December 31,      Ended
                   1998       1997        December 31, 1996   September 30, 1996
                 --------    ------       -----------------   ------------------
 GROWTH FUND     $6,818,000  $2,120,000      $  327,000        $1,260,000

 EQUITY FUND     $8,912,000  $6,481,000      $1,131,000        $3,752,000

 INCOME FUND     $2,747,000  $2,285,000      $  469,000        $1,597,000

 NORTHWEST FUND  $  519,000  $  416,000      $   80,000        $  305,000

 INTERMEDIATE-
 TERM U.S.       $  109,000  $   85,000      $   21,000        $   78,000
 TREASURY FUND

 HIGH-YIELD
 FUND            $  507,000  $  386,000      $   82,000        $  255,000

The following table states the total amounts of compensation paid by the following Funds to SAM for the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996, and the period from January 31, 1996 (initial public offering) to September 30, 1996:

                            FISCAL YEAR OR PERIOD ENDED
                            ----------------------------
                                                                 Period from
                                                                  January 31,
                                                                     1996
                                                                  (Initial
                                                 Three Month       Public
                                                 Period Ended    Offering) to
                  December 31,    December 31,   December 31,    September 30,
                      1998            1997           1996            1996
                  ------------    ------------   ------------    -------------
 BALANCED FUND      $144,000     $ 87,000       $15,000         $32,000
 INTERNATIONAL
 FUND               $196,000     $153,000       $28,000         $53,000
 SMALL COMPANY
 FUND               $360,000     $151,000       $27,000         $51,000

The total amount of compensation paid by the U.S. Value Fund to SAM for the fiscal year ended December 31, 1998 and the period from April 30, 1997 (initial public offering) to December 31, 1997 was $77,916 and $43,000, respectively.

The following table states the total amounts of compensation paid by the Managed Bond Fund to SAM for the past three years.

                              FISCAL YEAR ENDED
                              -----------------
               DECEMBER 31, 1998   DECEMBER 31, 1997     DECEMBER 31, 1996
               ----------------    -----------------     -----------------
MANAGED
BOND FUND      $30,000             $23,000               $21,000

The following table states the total amounts of compensation paid by the following Funds to SAM for the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996, and the prior fiscal year:


                          Fiscal Year or Period Ended
                          ---------------------------
               December 31,  December 31,  Nine Month Period Ended
                    1998       1997        December 31, 1996      March 31, 1996
                  --------   --------      -----------------      --------------
 MUNICIPAL BOND  $2,164,000  $2,041,000       $1,533,000          $2,021,000
 FUND

 CALIFORNIA      $  587,000  $  424,000       $  290,000          $  366,000
 TAX-FREE
 INCOME FUND

 WASHINGTON
 MUNICIPAL BOND  $   53,000  $   49,000       $   32,000          $   39,000
 FUND

 MONEY MARKET
 FUND            $1,012,000  $  865,000       $  630,000          $  865,000

DISTRIBUTION ARRANGEMENTS. SAFECO Securities is the principal underwriter for each Fund and distributes the Class A and Class B shares of each Fund under Distribution Agreements with each Trust that require SAFECO Securities to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

Each Trust, on behalf of the Class A and Class B shares of each Fund, has entered into a Distribution Agreement (each an "Agreement") with SAFECO Securities. Each Trust has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A and Class B shares of each Fund (the "Plans"). Pursuant to the Plans, each Class pays SAFECO Securities a quarterly service fee, at the annual rate of 0.25% of the aggregate average daily net assets of the class. Class B shares also pay SAFECO Securities a quarterly distribution fee at the annual rate of 0.75% of the aggregate average daily net assets of the Class B shares. Although the Money Market Trust has adopted Plans with respect to the Class A and Class B shares of the Money Market Fund, the Money Market Trust's Board of Trustees and SAFECO Securities have agreed not to implement the Plans at this time. Thus, the Class A and Class B shares of the Money Market Fund do not currently pay service or distribution fees to SAFECO Securities under the Money Market Fund Plans. The Money Market Fund Plans will not be implemented unless authorized by the Money Market Trust's Board of Trustees.

Under the Plans, SAFECO Securities will use the service fees primarily to compensate persons selling shares of the Funds for the provision of personal service and/or the maintenance of shareholder accounts. SAFECO Securities will use the distribution fees under the Class B Plan to offset the commissions it pays to broker-dealers, banks or other financial institutions for selling each Fund's Class B shares. In addition, SAFECO Securities will use the distribution fees under the Class B Plan to offset each Fund's marketing costs attributable to the Class B shares, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. SAFECO Securities also may use the distribution fee to pay other costs allocated to SAFECO Securities' distribution activities, including acting as shareholder of record, maintaining account records and other overhead expenses.

SAFECO Securities, out of its own resources, will pay a brokerage commission equal to 4.00% of the amount invested to broker-dealers, banks and other financial institutions who sell Class B shares. Broker-dealers, banks and other financial institutions who sell Class B shares of the Money Market Fund will receive the 4.00% brokerage commission at the time the shareholder exchanges his or her Class B Money Market Fund shares into shares of another Fund.


Among other things, each Plan provides that (1) SAFECO Securities will submit to each Trust's Board of Trustees at least quarterly, and the Trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect so long as it is approved at least annually and any material amendment thereto is approved, by each Trust's Board of Trustees, including those Trustees who are not "interested persons" of the Trusts and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at the meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant class of that Fund and (4) while the Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Trusts shall be committed to the discretion of the Trustees who are not "interested persons" of the Trusts.

In reporting amounts expended under the Plans to each Trust's Board of Trustees, SAFECO Securities will allocate expenses attributable to the sale of Class A and Class B shares to such Class A or Class B based on the ratio of sales of shares of such class to the sales of all Class A and Class B shares. Expenses attributable to a specific class will be allocated to that class.

In approving the adoption of each Plan, each Trust's Board of Trustees determined that the adoption was in the best interests of the Funds' shareholders.

In the event that a Plan is terminated or not continued with respect to the Class A or Class B shares of any Fund, (i) no fees would be owed by a Fund to SAFECO Securities with respect to that class, and (ii) the Fund would not be obligated to pay SAFECO Securities for any amounts expended under the Plan not previously recovered by SAFECO Securities.

The Plans comply with rules of the National Association of Securities Dealers, Inc. which limit the annual asset-based sales charges and service fees that a mutual fund may impose on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of that class, plus interest at the prime rate plus 1% per annum.

During the period they are in effect, the Plans and related Agreements obligate the Class A and Class B shares of the Funds to which they relate to pay service and distribution fees to SAFECO Securities as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if SAFECO Securities' expenses exceed its service or distribution fees for any class, the Class will not be obligated to pay more than those fees and, if SAFECO Securities' expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund that has implemented a Rule 12b-1 Plan will pay the service and distribution fees to SAFECO Securities until either the applicable Plan or Agreement is terminated or not renewed.

For the fiscal year ended December 31, 1998, each Fund paid the following Rule 12b-1 fees:

          FUND NAME                           CLASS A        CLASS B
          ---------                           -------        -------
Growth Fund                                  $44,665        $85,238
Equity Fund                                  $97,233        $98,593

                                         101

Income Fund                                  $ 3,799        $15,242
Northwest Fund                               $ 4,677        $21,389
Balanced Fund                                $ 1,439        $10,371
International Stock Fund                     $ 1,059        $ 5,736
Small Company Stock Fund                     $ 2,239        $ 7,610
U.S. Value Fund                              $   417        $ 4,403
Municipal Bond Fund                          $ 1,873        $ 8,276
California Tax-Free Income Fund              $ 1,436        $ 7,657
Washington State Municipal Bond Fund         $   576        $ 2,451
Intermediate-Term U.S. Treasury Fund         $ 1,345        $ 6,322
High-Yield Bond Fund                         $ 3,927        $ 7,223
Managed Bond Fund                            $   579        $ 2,336
Money Market Fund                            $     0        $     0

Actual Rule 12b-1 fees by category paid by each Fund with regard to the Class A shares during the fiscal year ended December 31, 1998 are as follows:


        CLASS A                     GROWTH FUND     EQUITY FUND    INCOME FUND    NORTHWEST
        -------                     -----------     -----------    -----------      FUND
                                                                                  ---------
Advertising                           $     -        $     -        $     -        $     -

Printing and Mailing                        -              -              -              -
prospectuses, semi-
annual reports and
annual reports (other
than to current
shareholders)

Seminars                                    -              -              -              -

Compensation to                             -              -              -              -
Underwriters to partially
offset other marketing
expenses

Compensation to                       $44,665        $97,233        $ 3,799        $ 4,677
Dealers

Compensation to Sales                       -              -              -              -
Personnel

        CLASS A                 BALANCED     INTERNATIONAL     SMALL      U.S. VALUE
        -------                   FUND        STOCK FUND      COMPANY        FUND
                                --------     -------------     FUND       ----------
                                                              -------
 Advertising                   $             $                $            $

 Printing and Mailing
 prospectuses, semi-
 annual reports and
 annual reports (other
 than to current
 shareholders

 Seminars

 Compensation to
 Underwriters to partially
 offset other marketing
 expenses

 Compensation to               $ 1,439       $ 1,059          $ 2,239      $   417
 Dealers

 Compensation to Sales
 Personnel

         CLASS A                 MUNICIPAL    CALIFORNIA     WASHINGTON    INTERMEDIATE-
         -------                 BOND FUND     TAX-FREE        STATE         TERM U. S.
                                 ---------    INCOME FUND    MUNICIPAL        TREASURY
                                              -----------    BOND FUND          FUND
                                                             ---------     -------------
 Advertising                     $             $              $             $

 Printing and Mailing
 prospectuses, semi-
 annual reports and
 annual reports (other
 than to current
 shareholders

 Seminars

 Compensation to
 Underwriters to partially
 offset other marketing
 expenses

 Compensation to                 $ 1,873       $ 1,436        $   576       $ 1,345
 Dealers

 Compensation to Sales
 Personnel

         CLASS A                HIGH-YIELD       MANAGED           MONEY
         -------                BOND FUND       BOND FUND       MARKET FUND
                                ----------      ---------       -----------
 Advertising                    $              $                $

 Printing and Mailing
 prospectuses, semi-
 annual reports and
 annual reports (other
 than to current
 shareholders

 Seminars

 Compensation to
 Underwriters to partially
 offset other marketing
 expenses

 Compensation to                $ 3,927        $   579          $   0
 Dealers

 Compensation to Sales
 Personnel

Actual Rule 12b-1 fees by category paid by each Fund with regard to the Class B shares during the year ended December 31, 1998 are as follows:

          CLASS B               GROWTH FUND   EQUITY FUND    INCOME FUND    NORTHWEST
          -------               -----------   -----------    -----------      FUND
                                                                            ---------
 Advertising                     $             $              $              $

 Printing and Mailing
 prospectuses, semi-
 annual reports and
 annual reports (other
 than to current
 shareholders)

 Seminars

 Compensation to                 $63,929       $75,945        $11,432        $16,042
 Underwriters to partially
 offset other marketing
 expenses

 Compensation to                 $21,309       $24,648        $ 3,810        $ 5,349
 Dealers

 Compensation to Sales
 Personnel

             CLASS B                  BALANCED            INTERNATIONAL           SMALL         U.S. VALUE
             -------                    FUND               STOCK FUND            COMPANY           FUND
                                      --------            -------------        STOCK FUND       ----------
                                                                               ----------
Advertising                        $                    $                    $                  $

Printing and Mailing
prospectuses, semi-annual
reports and annual reports
(other than to current
shareholders)

Seminars

Compensation to Underwriters       $ 7,778              $ 4,302              $ 5,708            $ 3,302
to partially offset other
marketing expenses

Compensation to Dealers            $ 2,593              $ 1,434              $ 1,902            $ 1,101

Compensation to Sales
Personnel

             CLASS B               MUNICIPAL           CALIFORNIA          WASHINGTON           INTERMEDIATE-
             -------               BOND FUND            TAX-FREE             STATE                TERM U.S.
                                   ---------           INCOME FUND         MUNICIPAL              TREASURY
                                                       -----------         BOND FUND                FUND
                                                                           ---------                ----
Advertising                        $                   $                   $                    $

Printing and Mailing
prospectuses, semi-annual
reports and annual reports
(other than to current
shareholders)

Seminars

Compensation to Underwriters       $ 6,207             $ 5,743             $ 1,838              $ 4,741
to partially offset other
marketing expenses

Compensation to Dealers            $ 2,069             $ 1,914             $   613              $ 1,581

Compensation to Sales
Personnel

             CLASS B                HIGH-YIELD          MANAGED              MONEY
             -------                BOND FUND          BOND FUND           MARKET FUND
                                    ---------          ---------           -----------

Advertising                        $                   $                   $

Printing and Mailing
prospectuses, semi-annual
reports and annual reports
(other than to current
shareholders)

Seminars

Compensation to Underwriters       $ 5,417             $ 1,752             $   0
to partially offset other
marketing expenses

Compensation to Dealers            $ 1,906             $   584             $   0

Compensation to Sales
Personnel

The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by SAFECO Securities during the fiscal years or period ended December 31, 1998, 1997 and 1996.

                                             1998                         1997                        1996
                                             ----                         ----                        ----
            FUND NAME               SALES           AMOUNT         SALES         AMOUNT        SALES        AMOUNT
            ---------               CHARGE          RETAINED       CHARGE       RETAINED       CHARGE       RETAINED
                                    ------          --------       ------       --------       ------       --------
Growth Fund                        $366,000          $79,000      $ 42,000      $ 2,000        $    0       $     0
Equity Fund                         317,000           48,000       103,000       14,000             0             0
Income Fund                          28,000            6,000         9,000        1,000             0             0
Northwest Fund                       46,000            7,800        33,000        3,000             0             0
Balanced Fund                        17,000            5,000         2,000            0             0             0
International Stock Fund              3,000            1,000         2,000            0             0             0
Small Company Stock Fund             16,000            3,000         1,000            0             0             0
U.S. Value Fund                       2,000                0             0            0             0             0
Municipal Bond Fund                   1,000                0             0            0             0             0
California Tax-Free Income
Fund                                 11,000            2,000             0            0             0             0
Washington State Municipal
Bond Fund                                 0                0             0            0             0             0
Intermediate-Term U.S.
Treasury Fund                         9,000            1,000             0            0             0             0
High-Yield Bond Fund
Managed Bond Fund                    36,000            9,000             0            0             0             0
Money Market Fund                       N/A              N/A           N/A          N/A             0             0

The following chart reflects the contingent deferred sales charges paid by Class A shareholders on redemptions during the fiscal years or period ended
December 31, 1998, 1997 and 1996:

                         FUND NAME                                      1998            1997           1996
                         ---------                                      ----            ----           ----
Growth Fund                                                            $22,000         $1,000          $   0
Equity Fund                                                             22,000          3,000              0
Income Fund                                                              1,000              0              0
Northwest Fund                                                           9,000              0              0
Balanced Fund                                                            2,000              0              0
International Stock Fund                                                     0              0              0
Small Company Stock Fund                                                 2,000              0              0
U.S. Value Fund                                                              0              0            N/A
Municipal Bond Fund                                                      1,000              0              0
California Tax-Free Income Fund                                          1,000              0              0
Washington State Municipal Bond Fund                                         0              0              0
Intermediate-Term U.S. Treasury Fund                                     1,000              0              0
High-Yield Bond Fund                                                         0              0            N/A
Managed Bond Fund                                                            0              0              0
Money Market Fund                                                          N/A            N/A            N/A

The following chart reflects the contingent deferred sales charges paid by Class B shareholders on redemptions during the fiscal years or period ended
December 31, 1998, 1997 and 1996:

                         FUND NAME                                   1998            1997           1996
                         ---------                                   ----            ----           ----
Growth Fund                                                         $   0           $   0          $   0
Equity Fund                                                             0               0              0
Income Fund                                                             0               0              0
Northwest Fund                                                          0               0              0
Balanced Fund                                                           0               0              0
International Stock Fund                                                0               0              0
Small Company Stock Fund                                                0               0              0
U.S. Value Fund                                                         0               0            N/A
Municipal Bond Fund                                                     0               0              0
California Tax-Free Income Fund                                         0               0              0
Washington State Municipal Bond Fund                                    0               0              0
Intermediate-Term U.S. Treasury Fund                                    0               0              0
High-Yield Bond Fund                                                    0               0            N/A
Managed Bond Fund                                                       0               0              0
Money Market Fund                                                     N/A             N/A            N/A

ADMINISTRATION AND ACCOUNTING AGREEMENT. The Administration and Accounting Agreement between each Fund and SAM is a service contract and not an investment advisory agreement (the "Agreement"). Under the Agreement, SAM will serve as each Fund's accounting agent and administrator, performing such functions as: calculate the net asset value of each Fund's accounting agent and financial records, prepare the financial statements semiannually, making regulatory filings, and coordinate contractual relationships and communications between each Fund and its service providers. Under the Agreement, each Fund will pay SAM an administrative services fee of 0.05% of the average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter, and an accounting fee of 0.04% of its average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

CUSTODIAN. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, 02170, is the custodian of the securities, cash and other assets of each Fund (except the International Fund) under an agreement with each Trust. Chase Manhattan Bank, N.A. 1211 Avenue of the Americas, New York, New York, is the custodian of the securities, cash and other assets of the International Fund. Chase Manhattan Bank, N.A. has entered into sub-custodian agreements with several foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

INDEPENDENT AUDITOR. Ernst & Young LLP, 999 Third Avenue, Suite 3500, Seattle, Washington 98104, is the independent auditor of each Fund's financial statements.

TRANSFER AGENT. SAFECO Services, SAFECO Plaza, Seattle, Washington 98185, is the transfer, dividend and distribution disbursement and shareholder servicing agent for the Class A and Class B shares of each Fund under an agreement with each Trust. SAFECO Services provides, or through subcontracts makes provision for, all required transfer agent activity, including maintenance of records of each Fund's Class A and Class B shareholders, records of transactions involving each Fund's Class A and Class B shares, and the compilation, distribution, or reinvestment of income dividends and capital gain distributions.

SAFECO Services is paid a fee for these services equal to $28.00 per Stock Fund shareholder account; $32.00 per Bond Fund, Tax-Exempt Bond Fund and Managed Bond Fund shareholder account; and $34.00 per Money Market Fund shareholder account, but not to exceed .30% of each Fund's average net assets.

The following table shows the fees paid by the following Funds to SAFECO Services during the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996 and the prior fiscal year:

                                                           FISCAL YEAR OR PERIOD ENDED
                                                           ---------------------------

                                                                                Three Month Period
                            December 31,               December 31,                   Ended                   September 30,
                                1998                       1997                 December 31, 1996                 1996
                                ----                       ----                 -----------------                 ----
GROWTH                     $  2,802,000               $     517,000             $      99,000                $     384,000
FUND

EQUITY FUND                $  3,543,000               $   2,320,000             $     378,000                $   1,203,000

INCOME                     $    693,000               $     583,000             $     123,000                $     359,000
FUND

NORTHWEST                  $    194,000               $     145,000             $      32,000                $     105,000
FUND

INTERMEDIATE               $     37,000               $      31,000             $       6,000                $      39,000
TREASURY
FUND

HIGH-YIELD                 $    124,000               $      86,000             $      17,000                $      90,000
FUND

* The fees paid to SAFECO Services reflect fees of $3.10 per shareholder transaction until July, 1996 when the new fee schedule went into effect.


The following table shows the fees paid by the following Funds to SAFECO Services during the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996 and the period from January 31, 1996 (initial public offering) to September 30, 1996:

                                                            FISCAL YEAR OR PERIOD ENDED
                                                            ---------------------------

                                                                                                         Period from
                                                                                                       January 31, 1996
                                                                         Three Month Period            (Initial Public
                           December 31,            December 31,                 Ended                    Offering) to
                               1998                    1997               December 31, 1996           September 30, 1996
                               ----                    ----               -----------------           ------------------
BALANCED                  $      44,000           $      23,000          $         2,000              $        4,000
FUND

INTERNA-                  $      52,000           $      34,000          $         2,000              $        9,000
TIONAL

                                                            FISCAL YEAR OR PERIOD ENDED
                                                            ---------------------------

                                                                                                         Period from
                                                                                                       January 31, 1996
                                                                         Three Month Period            (Initial Public
                           December 31,            December 31,                 Ended                    Offering) to
                               1998                    1997               December 31, 1996           September 30, 1996
                               ----                    ----               -----------------           ------------------
FUND

SMALL                     $     122,000            $    50,000            $         8,000             $       13,000
COMPANY
FUND

* The fees paid to SAFECO Services reflect fees of $3.10 per shareholder transaction until July, 1996 when the new fee schedule went into effect.

The total amount of fees paid by the Value Fund to SAFECO Services for the fiscal year ended December 31, 1998 and the period from April 30, 1997 (initial public offering) to December 31, 1997 were $20,000 and $5,000, respectively.

The following table shows the fees paid by the Managed Bond Fund to SAFECO Services for the fiscal years ended December 31, 1998, 1997, and 1996:

                                                             FISCAL YEAR ENDED
                                                             -----------------

                                December 31, 1998            December 31, 1997            December 31, 1996*
                                -----------------            -----------------            -----------------
MANAGED                         $          4,000             $          1,000             $            15
BOND FUND

* The fees paid to SAFECO Services reflect fees of $3.10 per shareholder transaction until July, 1996 when the new fee schedule went into effect.

The following table shows the fees paid by the following Funds to SAFECO Services for the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996 and the prior fiscal year:

                                                           FISCAL YEAR OR PERIOD ENDED
                                                           ---------------------------

                                                                                Nine Month Period
                            December 31,               December 31,                   Ended
                                1998                       1997                 December 31, 1996*           March 31, 1996*
                                ----                       ----                 -----------------            --------------
MUNICIPAL                  $     325,000              $     327,000             $      300,000               $      511,000
BOND FUND

CALIFORNIA                 $      81,000              $      60,000             $       48,000               $       69,000
TAX-FREE FUND

WASHINGTON                 $       3,000              $       3,000             $        2,000               $        3,000
MUNICIPAL BOND FUND

MONEY                      $     482,000              $     414,000             $      325,000               $      424,000
MARKET FUND

* Figures reflect fees of $3.10 per shareholder transaction until July, 1996 when the new fee schedule went into effect.


BROKERAGE PRACTICES

Brokers typically charge commissions or mark-ups/mark-downs to effect securities transactions. The Funds may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchange of those countries. In most international markets, commission rates are not negotiable and may be higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

SAM determines the broker/dealers through whom securities transactions for the Funds are executed. SAM may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if SAM determines that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the broker/dealer, viewed in terms of either that particular transaction or SAM's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by SAM. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services come in the form of written reports, telephone conversations between brokerage security analysts and members of SAM's staff, and personal visits by such analysts and brokerage strategists and economists to SAM's office.

Research services are used in advising all accounts, including accounts advised by related persons of SAM, and not all such services are necessarily used by SAM in connection with the specific account that paid commissions to the broker/dealer providing such services. SAM does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures.

The overall reasonableness of broker commissions paid is evaluated periodically. Such evaluation includes a review of what competing broker/dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

The following table states the total amount of brokerage expenses for the following Funds for the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996, and the prior fiscal year:

                          FISCAL YEAR OR PERIOD ENDED

                                               Three Month
                                               Period Ended
                 December 31,  December 31,    December 31,     September 30,
                     1998          1997            1996             1996
                 ------------  ------------    ------------     -------------
Growth Fund*     $ 2,693,078   $    817,674    $     63,500     $     518,092
Equity Fund      $ 1,204,661   $  1,180,261    $    278,203     $   1,224,644
Income Fund      $   344,745   $    341,428    $     42,827     $     286,999
Northwest        $    48,671   $     63,531    $     25,566     $      13,599


* The increase in brokerage amounts was a result of significant acquisition and sales activities which are not typical for the Growth Fund on a historical basis.

The following table states the total amount of brokerage expenses for following Funds for the fiscal years ended December 31, 1998 and 1997, the period ended December 31, 1996, and the period from January 31, 1996 (initial public offering) to September 30, 1996:

                          FISCAL YEAR OR PERIOD ENDED


                                                                            Period from
                                                                            January 31,
                                                       Three Month         1996 (Initial
                                                       Period Ended       Public Offering)
                      December 31,    December 31,     December 31,       to September 30,
                         1998             1997             1996                1996
                      ------------    ------------    -------------      ----------------
Balanced Fund           $ 16,890        $  9,913         $ 1,548             $  5,911
International Fund      $ 16,320        $ 16,054         $ 5,311             $ 22,468
Small Company Fund      $ 92,111        $ 24,185         $ 4,615             $ 16,752


The total amount of brokerage expenses for the U.S. Value Fund for the fiscal year ended December 31, 1998 and the period from April 30, 1997 (initial public offering) to December 31, 1997 were $14,106 and $10,224, respectively.

TAX INFORMATION

GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 ("Code"). To qualify for that treatment, a Fund (1) must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) plus its net income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"), (2) must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"), and (3) must satisfy certain diversification requirements. Each Fund intends to satisfy all such requirements, including making sufficient distributions to shareholders to relieve it from liability for federal income tax and the federal excise tax described below.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) and distributions that otherwise would be "exempt-interest dividends," described below, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends paid by a Fund will qualify as "exempt-interest dividends," and thus will be excludable from its shareholders' gross income for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Tax-Exempt Bond Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Tax-Exempt Bond Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Tax-Exempt Bond Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.


A Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and capital gain net income for that year, plus certain other amounts.

If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of exempt-interest dividends received on those shares, and any part of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution (other than an exempt-interest dividend), the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.

Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and those distributions payable to such shareholders who otherwise are subject to backup withholding.

No portion of the dividends or other distributions paid by any Fund other than a series of the Common Stock Trust is eligible for the dividends-received deduction allowed to corporations.

SPECIAL TAX CONSIDERATIONS -- INVESTMENT IN DERIVATIVES (ALL FUNDS)

Purchasing and writing (selling) options involve complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options derived by a Fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

When a covered call option written (sold) by a Fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option or short sale or, in the case of the International Fund, a futures or forward contract) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

SPECIAL TAX CONSIDERATIONS -- INTERNATIONAL FUND

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the International Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward currency contracts derived by the International Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures and foreign currency contracts in which the International Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts held by the International Fund at the end of each taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the International Fund must distribute to satisfy the Distribution Requirement, which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. The International Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that it must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the International Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward currency contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the International Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the International Fund of straddle transactions are not entirely clear.

SPECIAL TAX CONSIDERATIONS -- INVESTMENT IN FOREIGN SECURITIES

The International Fund and any other Fund that invests in foreign securities may be required to pay income, withholding, or other taxes to a foreign government. If so, the taxes will reduce the Fund's distributions. Foreign tax withholding from dividends and interest (if any) is typically set at 10% or 15% if there is a treaty with the foreign government that addresses this issue. If no such treaty exists, the foreign tax withholding generally will be 30%. Amounts withheld for foreign taxes will reduce the amount of dividend distributions to shareholders.

The International Fund intends to make an election that will allow shareholders to claim an offsetting credit or deduction on their tax return for their share of foreign taxes paid by the Fund. Pursuant to this election, which the International Fund may make if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the Fund would treat foreign income and withholding taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as the shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries. Individuals who have no more than $300

($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Gains or losses resulting from exchange rate fluctuations between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward currency contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security also are treated as ordinary gain or loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a Fund's distributions exceed its taxable income in any year because of currency-related losses or otherwise, all or a portion of its dividends may be treated as a return of capital to its shareholders for tax purposes. To minimize the risk of a return of capital, a Fund may adjust its dividends to take currency fluctuations into account, causing the dividends to vary. Any return of capital will reduce the cost basis of a shareholder's shares, resulting in a higher capital gain or lower capital loss when the shareholder sells the shares.

PFICs. Certain Funds may invest in the stock of PFICs. A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder --that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

SPECIAL TAX CONSIDERATIONS -- HIGH-YIELD FUND AND MANAGED BOND FUND

The High-Yield and Managed Bond Funds may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of such securities, each Fund must include in its income the portion of the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the High-Yield Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

SPECIAL TAX CONSIDERATIONS -- TAX-EXEMPT BOND FUNDS

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax-Exempt Bond Fund generally is not deductible. In addition, entities or persons who are "substantial users" (or related persons) of facilities financed by most "private activity" bonds should consult their tax advisors before purchasing shares of any Tax-Exempt Bond Fund. "Substantial user" is generally defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of most "private activity" bonds.

Each Tax-Exempt Bond Fund may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with OID, the sum of its issue price plus accrued OID ("municipal market discount bonds"). Market discount less than the product of
(1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as described above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

In the future, proposals may be introduced before Congress for the purpose of restricting or even eliminating the federal income tax exemption for interest on all or certain types of municipal obligations. If such a proposal were enacted, the availability of municipal obligations for investment by each Tax-Exempt Bond Fund and the value of its portfolio would be affected. In that event, each Tax-Exempt Bond Fund would review its investment objectives and policies.

CALIFORNIA STATE AND LOCAL TAX MATTERS

If the California Tax-Free Income Fund maintains at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax, individual shareholders of the Fund who are subject to California personal income tax will not be required to include in their California gross income that portion of their dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax. Distributions to such individual shareholders derived from interest on municipal obligations issued by governmental authorities in states other than California, net short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. Distributions to individual shareholders who are subject to California personal income tax that derive from interest, dividends, net short-term capital gains and other ordinary income by a Fund that does not maintain at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax will be taxed in their entirety as dividends for purposes of California personal income taxation. Each Fund's distributions of net capital gain for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the exchange or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Tax-Free Income Fund generally will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include interest from private activity bonds as an item of tax preference.

Generally corporate shareholders of a Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt-interest, capital gains and other taxable income, if any, as income subject to such tax.

A Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain it distributes to its shareholders.

Shares of a Fund will be exempt from local property taxes in California.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of a Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their tax advisors for more detailed information concerning California tax matters.

RETIREMENT PLANS

Shares of any Fund (other than a Tax-Exempt Bond Fund) may be purchased as the underlying investment for an IRA meeting the requirements of sections 408(a), 408A, or 530 of the Code, as well as for qualified retirement plans described in Code section 401 and custodial accounts complying with Code section 403(b)(7).

TRADITIONAL IRAS. Certain investors may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. Notwithstanding the foregoing, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that neither contribution exceeds $2,000. If your employer's plan qualifies as a SIMPLE (see below), permits voluntary contributions, and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Fund shares through nondeductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.

ROTH IRAS. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may
establish and contribute up to $2,000 per tax year to a Roth IRA.   In addition,
for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

EDUCATION IRAS.  Although not technically for retirement savings, an Education
IRA provides a vehicle for saving for a child's higher education.   An Education
IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year
to Education IRAs for the same beneficiary.   Contributions are not deductible
and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES - SIMPLE. An employer with no more than 100 employees that does not maintain another retirement plan instead may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make either matching contributions up to 3% of each such employee's salary or a 2% nonelective contribution.

SEP-IRAS. Simplified employee pension plans ("SEPs" or "SEP-IRAs") provide self-employed individuals (and any eligible employees) with benefits similar to Keogh plans (i.e., self-employed individual retirement plans) or Code section 401(k) plans, but with fewer administrative requirements and therefore potentially lower annual administration expenses.

PROFIT-SHARING (INCLUDING SECTION 401(k)) AND MONEY PURCHASE PENSION PLANS. Corporations and other employers can sponsor these qualified defined contribution plans for their employees. A section 401(k) plan, a type of profit-sharing plan, additionally permits the eligible participating employees to make pre-tax salary reduction contributions to the plan (up to certain limits).

CODE SECTION 403(b)(7) CUSTODIAL ACCOUNTS. Employees of public schools and most other tax-exempt organizations can make pre-tax salary reduction contributions to these accounts.

WITHHOLDING. Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

FINANCIAL STATEMENTS

The following financial statements of each Trust and the report thereon of Ernst & Young LLP, independent auditors, are incorporated herein by reference to each respective Trust's Annual Report for the year ended December 31, 1998.

        Portfolio of Investments as of December 31, 1998
        Statement of Assets and Liabilities as of December 31, 1998 Statement of Operations for the Year Ended December 31, 1998 Statement of Changes in Net Assets for the Year or Period Ended
          December 31, 1998 and December 31, 1997
        Notes to Financial Statements

Copies of each Trust's Class A and Class B Shares Annual Report accompany this SAI. Additional copies may be obtained by calling SAFECO Services at 1-800-528-6501 nationwide or by writing to the address on the first page of this SAI.

DESCRIPTION OF RATINGS

Ratings by Moody's and S&P represent opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

COMMERCIAL PAPER AND PREFERRED STOCK RATINGS

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1 -- Issuers (or supporting institutions) rated Prime-1 ("P-1") have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     -   Leading market positions in well-established industries.
     -   High rates of return on funds employed.
     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers (or supporting institutions) rated Prime-2 ("P-2") have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

PREFERRED STOCK RATINGS

Generally, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends. A preferred stock rating differs from a bond rating since it is assigned to an equity issue which is different from, and subordinate to, a debt issue.

MOODY'S

aaa -- An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa -- An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a -- An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated "baa" is considered to be an upper-medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca -- An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

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

AA -- A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A -- An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B, CCC -- Preferred stock rated "BB," "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC -- The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C -- A preferred stock rated "C" is a nonpaying issue.

D -- A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

PLUS (+) OR MINUS (-) To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


BOND RATINGS

MOODY'S

Investment Grade :

Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated "Baa" are considered medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Below Investment Grade:

Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds of this class.

B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

Investment Grade:

AAA -- Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Below Investment Grade :

BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C1 -- The rating "C1" is reserved for income bonds on which no interest is being paid.

D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

PLUS (+) OR MINUS (-): The ratings may be modified from "AA" to "CCC" by the addition of a plus or minus sign to show relative standing within the major rating categories.

MUNICIPAL NOTES AND OTHER SHORT-TERM OBLIGATION RATINGS

MOODY'S

Moody's rates municipal notes and other short-term obligations using Moody's Investment Grade ("MIG").

MIG-1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2-- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3-- This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P

Ratings for municipal notes and other short-term obligations are designated by S&P's note rating. S&P's note rating reflects the liquidity concerns and market-access risk unique to notes. Notes due in three years or less will likely receive a note rating.

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                           SAFECO TAXABLE BOND TRUST
                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS


Exhibit
Number            Description of Document                          Page
-------           -----------------------                          ----

(1)               Trust Instrument/Certificate of Trust            *

(2)               Bylaws                                           *

(3)               Instrument Defining Rights of Security Holders   +

(4)               Form of Amended and Restated                     (filed herewith)
                         Investment Advisory Contract

(5)               Form of Distribution Agreement                   **

                  Form of Selling Dealer Agreement                 **

(6)               Inapplicable

(7)               Custody Agreement with State Street              ***
                          Bank and Trust Company

                  Amendment to Custody Agreement                   ****

(8)               Form of Transfer Agent Agreement                 **

                  Form of Administration and Fund Accounting       (filed herewith)
                            Agreement

(9)               Opinion of Counsel                               ++

(10)              Consent of Independent Auditors                  (filed herewith)

(11)              Inapplicable

(12)              Subscription Agreement                           *

(13)              Rule 12b-1 Plan (Advisor Class A)                **

                  Rule 12b-1 Plan (Advisor Class B)                **

(14)              Financial Data Schedules                         (filed herewith)

(15)              Rule 18f-3 Plan                                  **

+     Incorporating by reference the relevant disclosure from Exhibits (1) and
      (2).

++ Filed as an exhibit to Post-Effective Amendment No. 17 filed with the SEC on or about April 28, 1998.

* Filed as an exhibit to Post-Effective Amendment No. 10 filed with the SEC on or about January 31, 1996.

** Filed as an exhibit to Post-Effective Amendment No. 11 filed with the SEC on or about August 1, 1996.

*** Filed as an exhibit to Post-Effective Amendment No. 15 filed with the SEC on or about February 26, 1998.

**** Filed as an exhibit to Post-Effective Amendment No. 16 filed with the SEC on or about April 30, 1997.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

SAFECO Corporation, a Washington corporation, owns 100% of SAFECO Asset Management Company (SAM), SAFECO Services Corporation (SAFECO Services) and SAFECO Securities, Inc. (SAFECO Securities), each a Washington corporation. SAM is the investment advisor, SAFECO Services is the transfer agent and SAFECO Securities is the principal underwriter for each of the SAFECO Mutual Funds. The SAFECO Mutual Funds consist of six Delaware business trusts: SAFECO Common Stock Trust, SAFECO Taxable Bond Trust, SAFECO Tax-Exempt Bond Trust, SAFECO Money Market Trust, SAFECO Managed Bond Trust (formerly SAFECO Institutional Series Trust) and SAFECO Resource Series Trust. The SAFECO Common Stock Trust consists of eight mutual funds: SAFECO Growth Fund, SAFECO Equity Fund, SAFECO Income Fund, SAFECO Northwest Fund, SAFECO International Stock Fund, SAFECO Balanced Fund, SAFECO Small Company Stock Fund and SAFECO U.S. Value Fund. The SAFECO Taxable Bond Trust consists of three mutual funds: SAFECO Intermediate-Term U.S. Treasury Fund, SAFECO GNMA Fund and SAFECO High-Yield Bond Fund. The SAFECO Tax-Exempt Bond Trust consists of five mutual funds: SAFECO Intermediate-Term Municipal Bond Fund, SAFECO Insured Municipal Bond Fund, SAFECO Municipal Bond Fund, SAFECO California Tax-Free Income Fund and SAFECO Washington State Municipal Bond Fund. The SAFECO Money Market Trust consists of two mutual funds:
SAFECO Money Market Fund and SAFECO Tax-Free Money Market Fund. The SAFECO Managed Bond Trust consists of one mutual fund: Managed Bond Fund (formerly Fixed Income Portfolio). The SAFECO Resource Series Trust consists of six mutual funds: Equity Portfolio, Growth Portfolio, Northwest Portfolio, Small Company Stock Portfolio, Bond Portfolio and Money Market Portfolio.

SAFECO Corporation, a Washington Corporation, owns 100% of the following Washington corporations: SAFECO Insurance Company of America, General Insurance Company of

America, First National Insurance Company of America, SAFECO Life
Insurance Company, SAFECO Assigned Benefits Service Company, SAFECO Administrative Services, Inc., SAFECO Properties Inc., SAFECO Credit Company, Inc., SAFECO Asset Management Company, SAFECO Securities, Inc., SAFECO Services Corporation, SAFECO Trust Company and General America Corporation. SAFECO Corporation owns 100% of SAFECO National Insurance Company, a Missouri corporation, SAFECO Insurance Company of Illinois, an Illinois corporation. General Insurance Company of America owns 100% of SAFECO Insurance Company of Pennsylvania, a Pennsylvania corporation and SAFECO U.K. Limited, a corporation organized under the laws of the United Kingdom. SAFECO Insurance Company of America owns 100% of SAFECO Surplus Lines Insurance Company, a Washington corporation, and SAFECO Management Corporation, a New York corporation. SAFECO Life Insurance Company owns 100% of SAFECO National Life Insurance Company and Empire Life Insurance Company, both Washington corporations, First SAFECO National Life Insurance Company of New York, a New York corporation. SAFECO Administrative Services, Inc. owns 100% of Employee Benefit Claims of Wisconsin, Inc. and Wisconsin Pension and Group Services, Inc., each a Wisconsin corporation. General America Corporation owns 100% of COMAV Managers, Inc., an Illinois corporation, F.B. Beattie & Co., Inc., a Washington corporation, General America Corp. of Texas, a Texas corporation, Talbot Financial Corporation, a Washington corporation, SAFECO Select Insurance Services, Inc., a California corporation, and R.F. Bailey Holdings Limited, a U.K. corporation. F.B. Beattie & Co., Inc. owns 100% of F.B. Beattie Insurance Services, Inc., a California corporation. General America Corp. of Texas is Attorney-in-fact for SAFECO Lloyds Insurance Company and American States Lloyds Insurance Company, both Texas corporations. R.F. Bailey Holdings Limited owns 100% of R.F. Bailey (Underwriting Agencies) Limited, a U.K. corporation. Talbot Financial Corporation owns 100% of Talbot Agency, Inc., a New Mexico corporation. Talbot Agency, Inc. owns 100% of SAFECO Investment Services, Inc., a Washington corporation. SAFECO Properties Inc. owns 100% of the following, each a Washington corporation: SAFECARE Company, Inc. and Winmar Company, Inc. SAFECARE Company, Inc. owns 100% of the following, each a Washington corporation: RIA Development, Inc., S.C. Arkansas, Inc., S.C. Bellevue/Lynn, S.C. Bellevue, Inc., S.C. Marysville, Inc., SAFECARE Company, Inc. owns 50% of Lifeguard Ventures, Inc., a California corporation, and S.C. River Oaks, Inc., a Washington corporation. Winmar Company, Inc. owns 100% of the following: Kitsap Mall, Inc., Winmar Cascade, Inc., Winmar Metro, Inc., Winmar Northwest, Inc., Winmar Redmond, Inc. and Winmar of Kitsap, Inc., each a Washington corporation, and Capitol Court Corp., a Wisconsin corporation, SCIT, Inc., a Massachusetts corporation, Winmar Oregon, Inc., an Oregon corporation, Winmar of Texas, Inc., a Texas corporation, and Winmar of the Desert, Inc., a California corporation. Winmar Oregon, Inc. owns 100% of the following, each an Oregon corporation:
North Coast Management, Inc., Pacific Surfside Corp., Winmar of Jantzen Beach, Inc. and W-P Development, Inc., and 100% of Washington Square, Inc., a Washington corporation.

SAFECO Corporation, a Washington corporation, owns 100% of American States Financial Corporation, an Indiana corporation. American States Financial Corporation owns 100% of American States Insurance Company, an Indiana corporation. American States Insurance Company owns 100% of the following Indiana corporations: American Economy Insurance

Company, American States Preferred Insurance Company, American States Life Insurance Company, and City Insurance Agency, Inc. American States Insurance Company owns 100% of Insurance Company of Illinois, an Illinois corporation. American Economy Insurance Company owns 100% of American States Insurance Company of Texas, a Texas corporation.

All subsidiaries are included in consolidated financial statements. In addition, SAFECO Life Insurance Company files a separate financial statement, in connection with its issuance of registered products.

ITEM 25. INDEMNIFICATION

Under the Trust Instrument of the Registrant, the Registrant's trustees, officers, employees and agents are indemnified against certain liabilities, subject to specified conditions and limitations. Under the indemnification provisions in the Registrant's Trust Instrument and subject to the limitations described in the paragraph below, every person who is, or has been, a trustee, officer, employee or agent of the Registrant shall be indemnified by the Registrant or the appropriate Series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being, or having been, a trustee, officer, employee or agent and against amounts paid or incurred by him or her in the settlement thereof. As used in this paragraph, "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

No indemnification will be provided to a trustee, officer, employee or agent: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (a) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant; or (ii) in the event of settlement, unless there has been a determination that such trustee, officer, employee or agent did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (a) by the court or other body approving the settlement, (b) by the vote of at least a majority of a quorum of those trustees who are neither interested persons, as that term is defined by the Investment Company Act of 1940, of the Registrant nor are the parties to the proceeding based upon a review of readily available facts (as opposed to a full trial type inquiry); or (c) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

To the maximum extent permitted by applicable law, expenses incurred in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described above may be paid by the Registrant or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such trustee, officer, employee or agent that such amount will be paid over by him or her to the Registrant or the applicable Series if it is ultimately determined that he or she is not entitled to indemnification under the Trust Instrument; provided, however, that either (i) such trustee, officer, employee or agent shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against such losses arising out of such advance payments or (iii) either a majority of the trustees who are neither interested persons, as that term is defined by the Investment Company Act of 1940, of the Registrant nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such trustee, officer, employee or agent, will not be disqualified from indemnification under Registrant's Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, employees and agents of the Registrant pursuant to such provisions of the Trust Instrument or statutes or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, employee or agent of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such a trustee, officer, employee or agent in connection with the shares of any series of the Registrant, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Under an agreement with its administrator and accounting agent
("Administration and Fund Accounting Agreement"), the agent agrees to indemnify and hold harmless the Registrant and its officers, trustees and employees, from all taxes, charges, expenses, assessments, claims and liabilities, including, without limitation, liabilities arising under the 1940 Act, the 1933 Act, as amended, the 1934 Act, as amended, the Commodities Act and any state or foreign securities, Blue Sky laws, and expenses, including, without limitation, reasonable attorneys' fees and disbursements, arising directly or indirectly from any action or omission of agent that does not meet the standard of care under the agreement.

Under an agreement with its investment adviser ("Amended and Restated
Investment Advisory Agreement"), Registrant agrees to pay such non-recurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Registrant or any Series is a party and the expenses the Registrant or any Series may incur as a result of its legal obligation to provide indemnification to its trustees, officers, and agents.

Under an agreement with its distributor ("Distribution Agreement"), Registrant has agreed to indemnify, defend and hold the distributor, the distributor's several directors, officers and employees, and any person who controls the distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the distributor, its directors, officers or employees, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading.

In no event shall anything contained in the Distribution Agreement be construed so as to protect the distributor against any liability to the Registrant or its shareholders to which the distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, and further provided that the Registrant shall not indemnify the distributor for conduct set forth in this paragraph.

Under an agreement with its transfer agent ("Transfer Agent Agreement"), Registrant has agreed to indemnify and hold the transfer agent harmless against any losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and expenses) resulting from: (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the transfer agent and/or the Registrant as a party, and is not based on and does not result from the transfer agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the transfer agent's performance under the Transfer Agent Agreement; or (2) any claim, demand, action or suit (except to the extent contributed to by the transfer agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the transfer agent acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the transfer agent acting in reliance upon advice reasonably believed by the transfer agent to have been given by counsel for the Registrant, or as a result of the transfer agent acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The investment adviser to Registrant, SAM, serves as an adviser to: (a) twenty-five series (portfolios) of six registered investment companies, including six series of an investment company that serve as an investment vehicle for variable insurance products and (b) a number of pension funds not affiliated with SAFECO Corporation or its affiliates. The directors and officers of SAM serve in similar capacities with SAFECO Corporation or its affiliates. The information set forth under "Investment Advisory and Other Services" in the Registrant's Statement of Additional Information is incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITER

(a) SAFECO Securities, Inc., the principal underwriter for Registrant, also acts as the principal underwriter for each class of each series of the SAFECO Common Stock Trust, SAFECO Tax-Exempt Bond Trust, SAFECO Money Market Trust, SAFECO Managed

     Bond Trust and SAFECO Resource Series Trust. In addition, SAFECO Securities, Inc. is the principal underwriter for the sale of variable annuity contracts (SAFECO Resource Variable Account B and SAFECO Separate Account C) and variable universal life insurance policies (SAFECO Separate Account SL) issued by SAFECO Life Insurance Company, and variable annuity contracts (SAFECO Separate Account S) issued by First SAFECO National Life Insurance Company of New York.

(b) The information set forth under "Investment Advisory and Other Services" in the Statement of Additional Information is incorporated by reference.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02170, maintains physical possession of the accounts, books and documents of the Registrant relating to its activities as custodian of the Registrant. SAFECO Asset Management Company, Two Union Square, Seattle, Washington 98101, maintains physical possession of all other accounts, books or documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

ITEM 29. MANAGEMENT SERVICES

Inapplicable.

ITEM 30. UNDERTAKINGS

Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington on the 29th day of April, 1999.

                SAFECO TAXABLE BOND TRUST

                By  /s/ David F. Hill
                  ------------------------
                  David F. Hill, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     Name                                 Title                    Date
     -----                                -----                    ----

/s/ David F. Hill               President and Trustee           April 29, 1999
-----------------------         Principal Executive Officer
David F. Hill

RONALD L. SPAULDING*            Vice President and              April 29, 1999
------------------------        Treasurer
Ronald L. Spaulding

/s/ Neal A. Fuller              Vice President, Controller      April 29, 1999
------------------------        and Assistant Secretary
Neal A. Fuller

/s/ Boh A. Dickey               Chairman and Trustee             April 29, 1999
------------------------
Boh A. Dickey

BARBARA J. DINGFIELD*           Trustee                          April 29, 1999
------------------------
Barbara J. Dingfield

RICHARD W. HUBBARD*             Trustee                          April 29, 1999
------------------------
Richard W. Hubbard

RICHARD E. LUNDGREN*            Trustee                          April 29, 1999
-------------------------
Richard E. Lundgren

LARRY L. PINNT*                 Trustee                          April 29, 1999
------------------------
Larry L. Pinnt

JOHN W. SCHNEIDER*              Trustee                          April 29, 1999
------------------------
John W. Schneider

                                            *By:  /s/ David F. Hill
                                                 -------------------
                                                  Attorney-in-Fact


                                       9